As filed with the U.S. Securities and Exchange Commission on April 26, 2011

Registration No. 333-100567

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-5130

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO. 11	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 19	☒

John Hancock Life Insurance Company (U.S.A.) Separate Account N

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company (U.S.A.)

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 2, 2011 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 2, 2011

for interests in

Separate Account N

Interests are made available under

CORPORATE VUL

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

500 Index
500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Bond
American Fundamental Holdings
American Global Diversification
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Balanced
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Diversified Growth & Income
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index A
International Opportunities
International Small Company
International Value
Investment Quality Bond
Large Cap
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Natural Resources
Optimized All Cap
Optimized Value
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Return
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CVUL03 5/2011

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus, the portfolios prospectuses, or the corresponding Statements of Additional Information.

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for John Hancock NY and Separate Account B. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

RISKS/BENEFITS SUMMARY

Benefits

Some of the benefits of purchasing the policy are described below. Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations on partial withdrawals. See “Policy Surrender and Partial Withdrawals” for further information.

Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and an additional policy rider. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance. Policy Value invested in a sub-account is not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review these prospectuses carefully before allocating Policy Value to any sub-accounts.

Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the

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investment in the policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy in the first 10 years from the purchase of the policy or the effective date of a Face Amount increase. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Premium Load ChargeImposed on Premium (Load)	Upon receipt of premium	2% of each premium paid
Maximum Sales Load Charge Imposed on Premium[1]	Upon receipt of premium	8% (Coverage Year 1)[2]
Maximum Surrender Charge (Load)[1]	Upon termination or reduction of anyCoverage Amount that is subject to a surrender charge including surrender of the policy for its Net Cash Surrender Value, partial withdrawal in excess of the Free Withdrawal Amount, decrease in the Face Amount, or policy lapse.	5% (Coverage Year 1)[3]
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed$5.00
Current$0.00
Asset Allocation Rebalancer	Upon transfer	Guaranteed$15.00
Current$5.00

1 A policy is subject to either a Sales Charge or a Surrender Charge but not both. The policy indicates which charge is applicable.

2 The Sales Load Charge declines in subsequent Coverage Years as noted below:

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Coverage Year	Percentage
1	8.00%
2	6.00%
3	3.00%
4	2.00%
5	1.00%
6+	0.00%

3 The Surrender Charge declines in subsequent Policy Years as noted below:

Coverage Year	Percentage
1	5.00%
2	4.00%
3	3.00%
4	2.50%
5	2.00%
6	1.50%
7	1.00%
8	1.00%
9	0.50%
10+	0.00%

The surrender charge are a percentage of the sum of all premium payments attributed to a Coverage Amount in the first five Coverage Years.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fees and expenses of the portfolios, the underlying variable investment options for your policy.

Charges Other Than Those of the Portfolios
Charge	When Charge isDeducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative policy owner (a 45 year old non-smoking male) (rating classification is for short form underwriting)	Policy Subject to Sales Charge: The Cost of Insurance rate is $0.16 per month per $1,000 of the net amount at risk.
Policy Subject to Surrender Charge: The Cost of Insurance rate is $0.35 per month per $1,000 of the net amount at risk.
Cost of Insurance - Optional FTIO Rider (Flexible Term Insurance Option)[1]	Monthly	Minimum and Maximum Charges	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk
		Charge for a Representative policy owner (a 45 year old non-smoking male) rating classification is for short form underwriting)	The Cost of Insurance rate is $0.10 per month per $1,000 of the net amount at risk
Mortality and Expense Risk Fees	Monthly	0.04% (0.50% annually)[2]
Administration Fees	Monthly	$12 per Policy Month
Loan Interest Rate (Net)	Annually	0.75%[3]
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1 The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.

2 Currently the Company is charging the following rates:

Policy Year	Annual Rate
1-10	0.50%
11+	0.20%

3 The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	2.90%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 0.92%, respectively.

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Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

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Portfolio	Portfolio Manager	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and invests up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S. and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.
American Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.
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Portfolio	Portfolio Manager	Investment Objective
American Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world. Normally, the master fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
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Portfolio	Portfolio Manager	Investment Objective
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Inc.	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Diversified Growth & Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target AllocationRange of Allocation
Equity Securities: 70%65% – 75%
Fixed-Income Securities: 30%25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s:Ba through C
S&P’s:BB through D
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Portfolio	Portfolio Manager	Investment Objective
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
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Portfolio	Portfolio Manager	Investment Objective
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Index.*

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Excluding U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000,®” “Russell 2000,®” “Russell 2500,TM”“Russell 1000 Value,®” “Russell 3000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $466 million to $275.1 billion
Russell 1000 Index — $221 million to $425.9 billion
Russell 1000 Value Index — $221 million to $425.9 billion
Russell 2000 Index — maximum of $6.2 billion
Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)
Russell 3000 Index — $5 million to $425.9 billion
Russell Midcap Index — $221 million to $22.3 billion
Russell Midcap Value Index — $310 million to $19 billion
S&P MidCap 400 Index — $703 million to $9.9 billion
S&P SmallCap 600 Index — maximum of $3.7 billion
Wilshire 5000 Total Market Index — less than $1 million to $431 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

POLICY SUMMARY

General

The policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy has not gone into default, there is no outstanding Policy Debt and the death benefit is not determined by the Minimum Death Benefit percentage. The policy’s provisions may vary in some states. The terms of the policy and any endorsements or riders will supersede the disclosure in this prospectus.

Death Benefits

The policy provides a death benefit in the event of the death of the Life Insured while the policy is in force. The basic death benefit amount is the Face Amount, which is provided for the lifetime of the Life Insured with no maturity or expiration date. There may be other amounts added to the death benefit as described below.

Flexible Term Insurance Option. You may add a flexible term insurance option rider (the “FTIO Rider”) to the policy to provide additional term life insurance coverage on the Life Insured. Cost of insurance rates are less than or equal to those of the policy and no Sales Loads or surrender charge will apply. However, unlike the Face Amount of the policy, the FTIO Rider will terminate at the Life Insured’s Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying death benefit amounts on future dates (the “Scheduled Death Benefits”).

Death Benefit Options. There are two death benefit Options. Option 1 provides a death benefit equal to the Face Amount of the policy and the Scheduled Death Benefits of the FTIO Rider or, if greater, the Minimum Death Benefit. Option 2 provides a death benefit equal to the Face Amount and the Scheduled Death Benefits, plus the Policy Value or, if greater, the Minimum Death Benefit. You may change the death benefit Option and increase or decrease the Face Amount and Scheduled Death Benefits.

Age 100 Advantage. If the Life Insured is alive on the Policy Anniversary when the Life Insured reaches Attained Age 100, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:

  the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;
  no additional premium payments will be accepted although loan repayments will be accepted;
  no additional charges or deductions (described under “Charges and Deductions”) will be assessed;
  interest on any Policy Debt will continue to accrue;
  the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.
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Premiums

Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see “Premium Payments—Premium Limitations”). Net Premiums will be allocated to one or more of the Fixed Account and the sub-accounts of the Separate Account. You may change allocations and make transfers among the accounts subject to limitations described below.

Policy Value

The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the policy.

Policy Loans

You may borrow against the Net Cash Surrender Value of the policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the Life Insured’s death or upon surrender.

Surrender and Partial Withdrawals

You may make a partial withdrawal of Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits and assessment of a portion of the surrender charge. You may surrender the policy for its Net Cash Surrender Value at any time.

Lapse and Reinstatement

A policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed policy within five years following lapse if the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under “Reinstatement.”

The policy differs in two important ways from a conventional life insurance policy. First, failure to make planned premium payments will not itself cause the policy to lapse. Second, the policy can lapse even if planned premiums have been paid.

Charges and Deductions

We assess charges and deductions in connection with the policy, in the form of monthly deductions for the cost of insurance and administrative expenses, charges assessed daily against amounts in the Investment Accounts and loads deducted from premiums paid.

For more information, please refer to the prospectus for the underlying portfolio.

Sales Load or Surrender Charge. You may choose Coverage Amounts with one of two alternative charge structures representing different ways to cover a portion of our marketing and distribution costs. Generally, policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures.

Sales Load coverage features a load deducted immediately from premiums paid and no surrender charge. Surrender Charge coverage features no added sales load with surrender charges assessed upon early surrender, lapse, partial withdrawal or coverage decrease. Current cost of insurance charges in early years are higher for Surrender Charge coverage.

Reduction in Charges and Enhancement of Surrender Values. The policy is designed for employers and other sponsoring organizations that may purchases multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we may offer reductions of policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policyholders.

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Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

The portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated portfolios.

Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and © foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Description of John Hancock USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account N

The investment accounts shown on page 1 are in fact subaccounts of Separate Account N, a separate account operated by us under Michigan law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

ISSUING A POLICY

Use of the Policy

The policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The policy may be owned by an individual or a corporation, trust, association, or similar entity. The policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.

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Requirements

To purchase a policy, an applicant must submit a completed application. A policy will not be issued until the underwriting process is completed to our satisfaction and we approve issuance of the policy.

Policies may be issued on a basis that does not distinguish between the Life Insured’s sex and/or smoking status, with prior approval from us. A policy will only be issued on the lives of insureds from Issue Ages 20 through 80. Each policy has a Policy Date, an Effective Date and an Issue Date. The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are measured. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the policy is backdated (see “Backdating a Policy”). The Effective Date is the date we become obligated under the policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the policy and the date we receive at least the Minimum Initial Premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are measured.

If we approve issuance of a policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the Life Insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the policy will be canceled and any premiums paid will be returned to the applicant.

Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market portfolio. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see “Right to Examine the Policy”).

Minimum Face Amount and Scheduled Death Benefit. The minimum Face Amount is $50,000 unless the FTIO Rider is added to the policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000 at all times.

Backdating a Policy. You may request that we backdate the policy by assigning a Policy Date earlier than the date the application is signed. We will not backdate the policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.

Temporary Insurance Agreement

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

Underwriting

The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective Life Insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.

Short Form Underwriting. The proposed Life Insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of Short Form underwriting depends on characteristics of the Case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.

Simplified Underwriting. The proposed Life Insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of Simplified underwriting and the nature of the requirements will depend on characteristics of the Case and the proposed lives to be insured.

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Regular (Medical) Underwriting. Where Short Form or Simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed Life Insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.

Right to Examine the Policy

A policy may be returned for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy if applicable. The policy can be mailed or delivered to the John Hancock USA agent who sold it or to the Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at the Service Office we will refund an amount equal to the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy, plus all charges deducted prior to that date, not including fees and expenses of the portfolios, minus any partial withdrawals and policy loans.

Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market Trust during the right to examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.

If you request a Face Amount increase that results in new surrender charge or sales loads, you will have the same rights described above to cancel the increase. If canceled, the premiums paid during this right to examine period will be refunded, and the Policy Value and surrender charge or sales loads will be recalculated to be as they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

(Applicable to Residents of California Only)

Residents in California age 60 and greater may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it or to the Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money-Market investment option, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including fees and expenses of the portfolios; minus any partial withdrawals and policy loans.

Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market investment option or © in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market investment option.

Life Insurance Qualification

A policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”) and the test cannot be changed once the policy is issued.

Cash Value Accumulation Test. The CVA Test requires the death benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the death benefit by more than the increase in Policy Value.

Guideline Premium Test. The GP Test limits the amount of premiums you may pay into the policy, given its death benefit, based on prescribed calculations. In addition, the GP Test requires the death benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

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Changes to the policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, death benefit Option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.

DEATH BENEFITS

If the policy is in force at the time of the Life Insured’s death we will pay an insurance benefit to the beneficiary. The policy may remain in force for the Life Insured’s entire lifetime and there is no specified maturity or expiration date.

Insurance benefits are only payable when we receive due proof of death at the Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.

The amount of the insurance benefit payable will be the death benefit on the date of death, as described below, less any Policy Debt and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

Minimum Death Benefit. Both the CVA Test and the GP Test require the death benefit to be at least a prescribed ratio of the Policy Value at all times. The Policy’s Minimum Death Benefit ensures that these requirements are met by providing that the death benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. Tables of Minimum Death Benefit Percentages appear below.

Table of Minimum Death Benefit Percentages.

Age	GP Test Percent	Male	CVA Test Female	Unisex
20	250%	653%	779%	67.4%
21	250%	634%	754%	654%
22	250%	615%	730%	635%
23	250%	597%	706%	616%
24	250%	580%	684%	598%
25	250%	562%	662%	579%
26	250%	545%	640%	561%
27	250%	528%	619%	544%
28	250%	511%	599%	526%
29	250%	494%	580%	509%
30	250%	479%	561%	493%
31	250%	463%	542%	477%
32	250%	448%	525%	461%
33	250%	433%	507%	446%
34	250%	419%	491%	432%
35	250%	406%	475%	418%
36	250%	392%	459%	404%
37	250%	380%	444%	391%
38	250%	367%	430%	378%
39	250%	356%	416%	366%
40	250%	344%	403%	355%
41	243%	333%	390%	343%
42	236%	323%	378%	333%
43	229%	313%	366%	322%
44	222%	303%	355%	312%
45	215%	294%	344%	303%
46	209%	285%	333%	294%
47	203%	277%	323%	285%
48	197%	268%	313%	276%
49	191%	260%	304%	268%
50	185%	253%	295%	260%
51	178%	245%	286%	253%
52	171%	238%	278%	245%
53	164%	232%	270%	238%
54	157%	225%	262%	232%
55	150%	219%	254%	225%
56	146%	213%	247%	219%
57	142%	207%	240%	213%
58	138%	202%	233%	208%
59	134%	197%	227%	202%
100%
Age	GP Test Percent	Male	CVA Test Female	Unisex
60	130%	192%	221%	197%
61	128%	187%	214%	192%
62	126%	182%	208%	187%
63	124%	178%	203%	183%
64	122%	174%	197%	178%
65	120%	170%	192%	174%
66	119%	166%	187%	170%
67	118%	162%	182%	166%
68	117%	159%	177%	162%
69	116%	155%	173%	159%
70	115%	152%	169%	156%
71	113%	149%	164%	152%
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Age	GP Test Percent	Male	CVA Test Female	Unisex
72	111%	146%	160%	149%
73	109%	144%	156%	146%
74	107%	141%	153%	144%
75	105%	139%	149%	141%
76	105%	136%	146%	139%
77	105%	134%	143%	136%
78	105%	132%	140%	134%
79	105%	130%	138%	132%
80	105%	129%	135%	130%
81	105%	127%	133%	128%
82	105%	125%	130%	127%
83	105%	124%	128%	125%
84	105%	122%	126%	123%
85	105%	121%	124%	122%
86	105%	120%	123%	121%
87	105%	119%	121%	119%
88	105%	118%	119%	118%
89	105%	116%	118%	117%
90	105%	116%	117%	116%
91	104%	115%	115%	115%
92	103%	114%	114%	114%
93	102%	112%	113%	113%
94	101%	111%	112%	111%
95	100%	110%	110%	110%
96	100%	109%	109%	109%
97	100%	107%	107%	107%
98	100%	106%	106%	106%
99	100%	105%	105%	105%
100+	100%	100%	100%	100%

Flexible Term Insurance Option Rider

You may add the FTIO Rider to the policy to provide additional death benefit coverage on the Life Insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the policy. The Rider will terminate at the earlier of Attained Age 100, the date the policy lapses or is surrendered, and your request to cancel the FTIO Rider.

You may schedule the death benefit amounts that will apply at specified times (the “Scheduled Death Benefits”). Scheduled Death Benefits may be constant or varying from time to time. The Death Benefit Schedule will be shown in the policy.

The Term Insurance Benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:

(a) the Scheduled Death Benefit for the Policy Month, and

(b) the Face Amount of the policy or, if greater, the policy’s Minimum Death Benefit

Even if the Term Insurance Benefit may be zero in a Policy Month, the Rider will not terminate.

Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive’s salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a death benefit Schedule as follows:

Policy Year	Scheduled Death Benefit
1	100,000
2	105,000
3	110,250
4	115,763
5	121,551
6	127,628
7	134,010
8	140,710
9	147,746
10+	155,133

The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

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Policy Year	Total Death Benefit	Face Amount	Flexible Term Insurance Amount
1	100,000	100000	0
2	105,000	100000	5,000
3	110,250	100000	10,250
4	115,763	100000	15,763
5	121,551	100000	21,551
6	127,628	100000	27,628
7	134,010	100000	34,010
8	140,710	100000	40,710
9	147,746	100000	47,746
10	155,133	100000	55,133

Death Benefit Options

You may choose either of two death benefit Options:

Death Benefit Option 1. The death benefit on any date is the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the Term Insurance Benefit of the FTIO Rider.

Death Benefit Option 2. The death benefit on any date is the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the Term Insurance Benefit of the FTIO Rider.

Changing the Death Benefit Option

You may change the death benefit Option at any time. The change will take effect at the beginning of the next Policy Month that is at least 30 days after your written request is received at the Service Office. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit Option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of death benefit, as follows:

  Change from Option 1 to Option 2. The new Face Amount will be the Face Amount prior to the change less the Policy Value on the date of the change.
  The Scheduled Death benefit amounts for dates on or after the date of the change will be the amounts scheduled prior to the change less the Policy Value on the date of the change.
  Coverage Amounts will be reduced or eliminated in the order that they are listed in the policy until the total decrease in Coverage Amounts equals the decrease in Face Amount.
  surrender charge will not be assessed for reductions that are solely due to a change in the death benefit Option.

Example. A policy is issued with a Face amount of $100,000, death benefit Option 1, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

The death benefit Option is changed to Option 2 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000 (the Face Amount prior to the change less the Policy Value) and the Death Benefit Schedule after the change will become:

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Policy Year	Scheduled Death Benefit
3	140,000
4	165,000
5+	190,000

Change from Option 2 to Option 1. The new Face Amount will be the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change.)

The resulting Face Amount increase will be added to the first Coverage Amount listed in the policy.

The Annual Premium Target for this Coverage Amount will not be increased and new surrender charge or Sales Loads will not apply, however, for an increase solely due to a change in the death benefit Option.

Example. A policy is issued with a Face amount of $100,000, death benefit Option 2, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

The death benefit Option is changed to Option 1 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Death Benefit Schedule after the change will become:

Policy Year	Scheduled Death Benefit
3	160,000
4	185,000
5+	210,000

Changing the Face Amount and Scheduled Death Benefits

  At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.
  Increases in Face Amount and Scheduled Death Benefits. Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:
  Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the Life Insured’s insurability.
  Increases will take effect at the beginning of the next Policy Month after we approve the request.
  We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the Life Insured’s Attained Age or other factors.
  If the Face Amount is increased (other than as required by a death benefit Option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.

New Surrender Charges or Sales Loads for a Face Amount Increase. Coverage Amounts equal to the amount of the increase will be added to the policy as follows:

  First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.
  Second, if needed, a new Coverage Amount will be added to the policy with an Annual Premium Target and new surrender charge or Sales Loads. Any new Coverage Amount will be based on the Life Insured’s Attained Age and other relevant factors on the effective date of the increase.
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Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in surrender charge or Sales Loads (see “Charges and Deductions — Attribution of Premiums”).

Decreases in Face Amount and Scheduled Death Benefits. Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

  Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next policy Month which is at least 30 days after your written request is received at the Service Office.
  If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.
  If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.
  Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy. surrender charge may be assessed (see “Charges and Deductions  —  Sales Load or Surrender Charge”).

Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to (a) minus (b) but not less than zero, where:

(a)	is the partial withdrawal amount plus any applicable Surrender Charge and
(b)	is the excess, if any, of the policy’s Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.

Decreases in Face Amount under death benefit Option 1 due to a Partial Withdrawal are subject to the following conditions:

  Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.
  All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.
  A Face Amount decrease due to a partial withdrawal will not incur any Surrender Charge in addition to that applicable to the partial withdrawal (see “Charges and Deductions — Sales Load or Surrender Charge”).

Example for Face Increases and Decreases. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and a Death Benefit Schedule as follows:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

Assume the following policy activity:

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Activity	Effect on Policy	Change in Benefit Schedule
In Policy Year 2, the Face Amount is reduced to $80,000.	The initial Coverage amount is reduced to $80,000.	Policy Year	Scheduled Death Benefit
		2	105,000
		3	130,000
		4	155,000
		5+	180,000
In Policy Year 3, the Face Amount is increased to $120,000	The initial Coverage Amount (which earlier was reduced to $80,000) is restored to its original level of $100,000. A new Coverage Amount for $20,000 is added to the policy. This new coverage amount will have its own Annual Premium Target, and if applicable, its own Sales Load or surrender charge. A portion of the future premiums paid will be attributed to this Coverage Amount to determine the amount of the Sales Load or Surrender Charge.	Policy Year	Scheduled Death Benefit
		3	170,000
		4	195,000
		5+	220,000
In Policy Year 4, a Partial Withdrawal of $30,000 is made.	The Face Amount is reduced to $90,000. The most recent Coverage Amount of $20,000 is reduced to $0, and the initial Coverage Amount is reduced to $90,000.	Policy Year	Scheduled Death Benefit
		4	165,000
		5	190,000

Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market Trust.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market Trust for the duration of the right to examine period (see “Right to Examine the Policy”).

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Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time during the lifetime of the Life Insured prior to Attained Age 100 and in any amount subject to the premium limitations described below. A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.

Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. The policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover policy charges.

Premium Limitations

If the policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the policy to qualify as life insurance. The GP Test premium limits are stated in the policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned.

If the policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the death benefit by an amount greater than the increase in Policy Value.

Premium Allocation

You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at the Service Office.

CHARGES AND DEDUCTIONS

Premium Load

We will deduct a Premium Load as a percentage of each premium payment that is guaranteed never to exceed 2.0%. Currently, we waive this load in Policy Years 11 and later and charge 0%.

The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.

Sales Load or Surrender Charge

Each Coverage Amount listed in the policy is designated as having either a Sales Load or Surrender Charge. One or the other of these charges will apply to a Coverage Amount, but not both. This designation cannot be changed after a Coverage Amount is effective and, currently, the same alternative must apply to all Coverage Amounts.

Generally, policy benefits will be approximately equal in present value under either alternative. However, there is no guarantee each alternative will perform the same in all circumstances. Therefore, you should obtain individualized illustrations for both charge structures. Current cost of insurance rates in early Policy Years will be higher for the Surrender Charge alternative.

The Sales Load or Surrender Charge is intended to cover a portion of our costs of marketing and distributing the policies.

Attribution of Premiums. An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the Life Insured’s Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the policy.

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Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.

Sales Load. We deduct a Sales Load from all premium amounts attributed to a Coverage Amount designated as having a Sales Load. The Sales Load is a percentage of premiums guaranteed never to exceed the percentages below.

Currently we are charging these percentages.

Coverage Year	Percentage	Coverage Year	Percentage
1	8%	4	2%
2	6%	5	1%
3	3%	6+	0%

Surrender Charge. We will deduct a Surrender Charge from the Net Policy Value upon elimination or reduction of a Coverage Amount designated as having a Surrender Charge during the first 9 Coverage Years. Coverage Amounts may be eliminated or reduced and a Surrender Charge assessed due to:

  surrender of the policy for its Net Cash Surrender Value,
  a partial withdrawal which exceeds the Free Partial Withdrawal Amount, a Face Amount decrease that is not solely due to a death benefit Option change, or lapse of the policy.

The Surrender Charge for an applicable Coverage Amount is a percentage of the sum of all premiums attributed to it since its effective date. Surrender Charge percentages are guaranteed never to exceed those below. Currently, we are charging these percentages:

Coverage Year	Percentage	Coverage Year	Percentage
1	5.0%	6	1.5%
2	4.0%	7	1.0%
3	3.0%	8	1.0%
4	2.5%	9	0.5%
5	2.0%	10+	0.0%

Although the Surrender Charge percentages remain level or decrease as the Coverage Year increases, the total dollar amount of surrender charge may increase, as the total premium paid increases. Premiums paid in any Coverage Year in excess of the Annual Premium Target and premiums paid after the fifth Coverage Year may not add to the Surrender Charge, so the timing of premium payments may affect the amount of the Surrender Charge.

Depending upon circumstances such as premiums paid and performance of the underlying investment options, there may be a Policy Value but no Cash Surrender Value available due to the existence of the Surrender Charge.

Unless otherwise allowed by us and specified by you, surrender charge will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Surrender Charges on a Partial Withdrawal. We will assess a portion of the Surrender Charge if you take a partial withdrawal that exceeds the Free Withdrawal Amount. The Free Withdrawal Amount is 10% of the Net Cash Surrender Value at the time of the withdrawal less the amount of any partial withdrawals already taken in the same Policy Year.

The portion of the policy’s total Surrender Charge that will be assessed is the ratio of (a) to (b), where (a) is the amount being withdrawn in excess of the Free Withdrawal Amount and (b) is the Net Cash Surrender Value immediately prior to the withdrawal. The remaining surrender charge for all Coverage Amounts will be reduced in the same proportion that the Surrender Charge assessed bears to the policy’s total Surrender Charge immediately prior to the partial withdrawal.

Surrender Charges on a Face Amount Decrease. We will assess a portion of the Surrender Charge upon a Face Amount decrease that is not required due to a death benefit Option change or partial withdrawal. For each Coverage Amount that is reduced or eliminated as a result of the decrease, we will assess a portion of any applicable Surrender Charge. The

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proportion of the Surrender Charge that is assessed will be the ratio of amount by which the Coverage Amount is reduced to the Coverage Amount prior to reduction. The remaining surrender charge for affected Coverage Amounts will be reduced by the same ratio.

Monthly Deductions

On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the policy’s Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each of the Investment Accounts and the Fixed Account bears to the Net Policy Value.

Administration Charge. Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a policy.

Cost of Insurance Charge. A monthly charge for the cost of insurance is paid to the Company and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or (a) minus (b), where

(a) is the applicable death benefit amount on the first day of the Policy Month, divided by 1.0024663; and

(b) is the Policy Value attributed to that death benefit amount on the first day of the Policy Month.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.

Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the death benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).

Attribution of Policy Value to Net Amounts at Risk. To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the death benefit over the Face Amount.

Current Cost of Insurance Rates. Cost of insurance rates are determined separately for each Coverage Amount and the excess of the death benefit over the Face Amount. There are different current cost of insurance rate bases for:

  Coverage Amounts having Sales Loads,
  Coverage Amounts having surrender charge, and
  The excess of the death benefit over the Face Amount, including any Term Insurance Benefit under the FTIO Rider.

The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:

  the cost of insurance rate basis for the applicable death benefit amount, the Life Insured’s Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount, the underwriting class of the applicable death benefit amount, the Coverage Year, or Policy Year for the excess of the death benefit over the Face Amount, any extra charges for substandard ratings, as stated in the policy.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

Cost of insurance rates will generally increase with the Life Insured’s age and the Coverage Year.

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Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.

Guaranteed Maximum Cost of Insurance Rates. In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are the based on 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

Asset Based Risk Charge Deducted from Investment Accounts

We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

The charge is a percentage of amounts in the Investment Accounts, which will reduce Unit Values of the sub-accounts. The charge is guaranteed never to exceed an annual rate of 0.50%. Currently, we charge the following rates:

PolicyYear	Annual Rate
1-10	0.50%
11+	0.25%

Reduction in Charges and Enhanced Surrender Values

The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a Case. The size or nature of the Case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policy owners.

COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to such Account or to the policy. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determines to be attributable to the Separate Account or to the policy.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Risks/Benefits Summary.”

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy times the value of such units.

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Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA. See “The General Account — Fixed Account”.

Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock USA that is lower than the loan interest rate charged on Policy Debt. See “Policy Loans — Loan Account”.

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day that is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for a sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:

(a)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day;
(b)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day; and
(c)	is a charge not exceeding the daily mortality and expense risk charge shown in the “Charges and Deductions — Asset Based Risk Charge Deducted from Investment Accounts” section.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

Market timing and disruptive trading risks The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager‘s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the
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case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that
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may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers Involving Fixed Account. While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

  within eighteen months after the Issue Date; or
  within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
  within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

POLICY LOANS

At any time while the policy is in force, you may borrow against the Policy Value. The policy is the only security for the loan. policy loans may have tax consequences. See “Tax Treatment of Policy Benefits — Policy Loan Interest.”

A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the Life Insured to be reduced by the amount of outstanding Policy Debt.

Maximum Loan. The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the Policy’s Cash Surrender Value less the monthly deductions due from the date of the loan to the next Policy Anniversary.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.

Loan Account

When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the Accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time.
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The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.

Currently we credit loan interest rates which vary by Policy Year as follows:
Policy Years	Current Loan Interest Credited Rates	Excess of Loan Interest Charged Rate
1-10	3.25%	0.75%
11+	3.75%	0.25%
Loan Account Adjustments. On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account or the Fixed Account bears to the Net Policy Value.

Loan Repayments. Policy Debt may be repaid, in whole or in part, at any time prior to the death of the Life Insured while the policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charge, monthly deductions due and Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the policy and a written request for surrender at the Service Office. When a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the Accounts in the same proportion as the Policy Value in each Account bears to the Net Policy Value.

Surrender Charges may be assessed on a Partial Withdrawal. See “Charges and Deductions  —  Surrender Charges.” The death benefit may be reduced as a result of a Partial Withdrawal. See “Death Benefits  —  Decreases in Face Amount under death benefit Option 1 due to a Partial Withdrawal”.

LAPSE AND REINSTATEMENT

Lapse

A policy will go into default at the beginning of a Policy Month if the Net Cash Surrender Value would go below zero after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under “Tax Considerations  —  Tax Treatment of Policy Benefits  —  Surrender or Lapse.” We will notify you of the default and will allow you a 61-day grace period in which to make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium load charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

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Reinstatement

You may reinstate a policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

  The policy must not have been surrendered for its Net Cash Surrender Value;
  Evidence of the Life Insured’s insurability satisfactory to us must be provided; and
  A premium equal to the payment required during the grace period following default to keep the policy in force is paid.
THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by us other than those in the Separate Account and other Separate Accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

You may allocate Net Premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. John Hancock USA will hold the reserves required for any portion of the policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

  the portion of the Net Premiums allocated to it; plus
  any amounts transferred to it; plus
  interest credited to it; less
  any charges deducted from it; less
  any partial withdrawals from it; less
  any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.

OTHER PROVISIONS OF THE POLICY

Policy Owner Rights

Unless otherwise restricted by a separate agreement, you may:

  Vary the premiums paid under the policy.
  Change the death benefit Option.
  Change the premium allocation for future premiums.
  Transfer amounts between sub-accounts.
  Take loans and/or partial withdrawals.
  Surrender the contract.
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  Transfer ownership to a new owner.
  Name a contingent owner that will automatically become owner if you die before the Life Insured.
  Change or revoke a contingent owner.
  Change or revoke a beneficiary.
Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at the Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

You may appoint one or more beneficiaries of the policy by naming them in the application. Beneficiaries may be appointed in three classes — primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice in a form satisfactory to us. If the Life Insured dies and there is no surviving beneficiary, you, or your estate if you are the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

We will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date stated in the policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the Life Insured’s lifetime for two years. If a policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.

Misstatement of Age or Sex

If the Life Insured’s stated age or sex or both in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If the Life Insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the Life Insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the FTIO Rider (see “Death Benefits  —  Flexible term Insurance Option Rider”) and, in the case of a policy owned by a corporation or other similar entity, a benefit permitting a change in the Life Insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of FTIO Rider (see “Charges and Deductions  —  Monthly Deductions”).

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree

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medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

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Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so

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will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from

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modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at the Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policyholders

Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:

  the amount of death benefit;
  the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
  the value of the units in each Investment Account to which the Policy Value is allocated;
  the Policy Debt and any loan interest charged since the last report;
  the premiums paid and other policy transactions made during the period since the last report; and
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  any other information required by law.

You will also be sent an annual and a semi-annual report for the portfolios, which will include a list of the securities, held in each portfolio as required by the 1940 Act.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 15% of the target premium paid in the first policy year, 9.0% of the target premium in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

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Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.

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Substitution of Portfolio Shares

It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock USA also reserves the right (i) to combine other Separate Accounts with the Separate Account, (ii) to create new Separate Accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another Separate Account and from another Separate Account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

Our Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to a third party administrator.

All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided the Company or by McCamish Systems on behalf of us.

State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in the Statement of Additional Information of the Registration Statement have been

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audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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APPENDIX A: DEFINITIONS

Annual Premium Target: is an amount set forth in the policy that limits the amount of premium attributable to a Coverage Amount in Surrender Charge or Sales Load calculations.

Attained Age: is the Issue Age of the Life Insured plus the number of completed Policy Years.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Case: is a group of Policies insuring individual lives with common employment or other relationship, independent of the Policies.

Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding monthly deductions due.

Coverage Amount: is an amount of insurance coverage under the policy with a distinct effective date. The Face Amount of the policy at any time is the sum of the Coverage Amounts in effect.

Coverage Year: is a one-year period beginning on a Coverage Amount‘s effective date and on each anniversary of this date. For Coverage Amounts in effect on the policy’s Effective Date, the Coverage Year is the same as the Policy Year.

Fixed Account: is the part of the Policy Value that reflects the value you have in our general account.

Investment Account: is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.

Issue Age: is the Life Insured’s age on the birthday closest to the Policy Date.

Loan Account: is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.

Minimum Initial Premium: is the sum of the monthly deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt. Net Policy Value: is the Policy Value less the value in the Loan Account. Net Premium: is the premium paid less the Premium Load and Sales Load.

Policy Date, Policy Anniversary, Policy Month and Policy Year: Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.

Policy Debt: on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office: is PO Box 192, Boston, MA 02117 or such other address as we specify to you by written notice.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products 197 Clarendon Street, C-6 Boston, MA 02117	Specialty Products and Distribution P.O. Box 192 Boston, MA 02117
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-5130  —  1933 Act File No. 333-100567

Statement of Additional Information

dated May 2, 2011

for interests in

John Hancock Life Insurance Company (U.S.A.) Account N (“Registrant”)

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

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2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2010, 2009, and 2008 was $145,301,936, $152,873,991 and $224,191,519 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 15% of the target premium paid in the first policy year, 9.0% of the target premium in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5% .

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

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Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

3

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

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AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2010, 2009, and 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2011

F-1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2010	2009

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$60,956; 2009—$55,386)	$62,402	$55,581
Held-for-trading—at fair value (cost: 2010—$1,616; 2009—$1,231) (includes variable interest entity assets, at fair value, of $401 and $0 at December 31, 2010 and 2009, respectively)	1,627	1,208
Equity securities:
Available-for-sale—at fair value (cost: 2010—$486; 2009—$489)	588	558
Mortgage loans on real estate	13,343	12,623
Investment real estate, agriculture, and timber	3,610	3,084
Policy loans	5,050	4,949
Short-term investments	1,472	3,973
Other invested assets	3,883	3,417

Total Investments	91,975	85,393
Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009, respectively)	2,772	4,915
Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009, respectively)	974	896
Goodwill	1,453	3,053
Value of business acquired	1,959	2,171
Deferred policy acquisition costs and deferred sales inducements	10,006	9,565
Amounts due from and held for affiliates	3,673	3,828
Intangible assets	1,285	1,294
Reinsurance recoverable	10,910	10,171
Derivative asset	2,975	2,142
Other assets	2,044	2,035
Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009, respectively)	136,002	122,466

Total Assets	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

F-2

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2010	2009

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$82,231	$78,478
Policyholders’ funds	8,308	9,125
Unearned revenue	2,600	2,615
Unpaid claims and claim expense reserves	1,292	1,303
Policyholder dividends payable	595	619
Amounts due to affiliates	2,290	3,714
Short-term debt	7	6
Long-term debt (includes variable interest entity liabilities of $351 and $0 at December 31, 2010 and 2009, respectively)	838	484
Consumer notes	966	1,205
Current income tax payable	21	232
Deferred income tax liability	2,765	1,755
Coinsurance funds withheld	4,871	4,359
Derivative liability (includes variable interest entity liabilities of $10 and $0 at December 31, 2010 and 2009, respectively)	3,404	2,629
Other liabilities (includes variable interest entity liabilities of $7 and $0 at December 31, 2010 and 2009, respectively)	3,737	3,363
Separate account liabilities (includes variable interest entity liabilities of $116 and $106 at December 31, 2010 and 2009, respectively	136,002	122,466

Total Liabilities	249,927	232,353

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2010 and 2009)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 and 4,728,938 shares issued and outstanding at December 31, 2010 and 2009, respectively)	5	5
Additional paid-in capital	12,776	12,427
Retained earnings	1,907	2,822
Accumulated other comprehensive income	1,168	129

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,856	15,383
Noncontrolling interests	245	193

Total Shareholder’s Equity	16,101	15,576

Total Liabilities and Shareholder’s Equity	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

F-3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$3,922	$3,946	$81
Fee income	3,759	3,561	3,427
Net investment income	4,567	4,346	4,441
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(178)	(754)	(1,767)
Portion of loss recognized in other comprehensive income	57	91	-

Net impairment losses recognized in earnings	(121)	(663)	(1,767)
Other net realized investment and other gains (losses)	502	(1,174)	1,544

Total net realized investment and other gains (losses)	381	(1,837)	(223)
Other revenue	26	46	62

Total revenues	12,655	10,062	7,788

Benefits and expenses
Benefits to policyholders	6,887	4,558	4,771
Policyholder dividends	846	918	939
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Goodwill impairment	1,600	-	-
Other operating costs and expenses	3,225	3,071	3,064

Total benefits and expenses	13,310	9,758	8,438

(Loss) income before income taxes	(655)	304	(650)

Income tax expense (benefit)	222	(7)	(339)

Net (loss) income	(877)	311	(311)

Less: net income (loss) attributable to noncontrolling interests	36	(16)	16

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(913)	$327	$(327)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825, fair value option for financial assets and financial liabilities			7		7		7
Adoption of ASC 715, accounting for endorsement split-dollar life insurance arrangements			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-5

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-6

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

F-7

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(877)	$311	$(311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	174	153	168
Net realized investment and other (gains) losses	(381)	1,837	223
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	(1,642)	(2,009)
Goodwill impairment	1,600	-	-
Depreciation and amortization	132	134	129
Net cash flows from trading securities	73	(151)	46
(Increase) decrease in accrued investment income	(78)	17	12
Decrease (increase) in other assets and other liabilities, net	1,224	(885)	2,030
Increase (decrease) in policyholder liabilities and accruals, net	2,652	(143)	4,178
Increase in deferred income taxes	447	29	114

Net cash provided by operating activities	4,478	871	4,244

Cash flows from investing activities:
Sales of:
Fixed maturities	20,277	11,418	10,428
Equity securities	1,153	1,022	422
Mortgage loans on real estate	961	1,782	1,771
Investment real estate, agriculture, and timber	22	2	7
Other invested assets	377	71	884
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,149	2,101	2,318
Mortgage loans on real estate	383	330	285
Other invested assets	233	234	-
Purchases of:
Fixed maturities	(27,481)	(14,722)	(12,491)
Equity securities	(1,118)	(733)	(288)
Investment real estate, agriculture, and timber	(602)	(151)	(233)
Other invested assets	(1,031)	(578)	(1,056)
Mortgage loans on real estate issued	(2,117)	(2,467)	(2,627)
Issuance of notes receivable to affiliates	-	-	(755)
Net redemptions (purchases) of short-term investments	2,501	(303)	(944)
Other, net	(783)	705	692

Net cash used in investing activities	(5,076)	(1,289)	(1,587)

The accompanying notes are an integral part of these consolidated financial statements.

F-8

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$350	$7	$477
Dividends paid to Parent	-	-	(500)
(Decrease) increase in amounts due to affiliates	(1,254)	1,425	(964)
Universal life and investment-type contract deposits	3,725	6,440	7,375
Universal life and investment-type contract maturities and withdrawals	(4,169)	(5,287)	(7,948)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	7	(1,486)	(1,918)
Excess tax benefits related to share-based payments	5	8	2
Repayments of consumer notes, net	(239)	(395)	(557)
Issuance of short-term debt	2	-	-
Repayments of short-term debt	(1)	-	-
Issuance of long-term debt	2	1	2
Repayments of long-term debt	(101)	-	(6)
Unearned revenue on financial reinsurance	112	(44)	1,592
Net reinsurance recoverable	(23)	(186)	(125)

Net cash (used in) provided by financing activities	(1,584)	483	(2,570)

Net (decrease) increase in cash and cash equivalents	(2,182)	65	87
Adoption of ASC 810, consolidation of variable interest entities	39	-	-
Cash and cash equivalents at beginning of year	4,915	4,850	4,763

Cash and cash equivalents at end of year	$2,772	$4,915	$4,850

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$(13)	$-	$-
Dividend of note receivable to Parent	-	-	(460)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

F-10

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

F-11

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

F-12

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

F-13

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company’s traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company’s traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2010	2009

	(in millions)
Participating pension contracts	$1,799	$1,976
Funding agreements	1,010	1,753
Guaranteed investment contracts	823	948

Total liabilities for investment-type products	3,632	4,677
Individual and group annuities	2,225	2,124
Certain traditional life insurance policies and other	2,451	2,324

Total policyholders’ funds	$8,308	$9,125

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

F-14

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

F-15

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB Accounting Standards Codification ™ (“ASC”) Topic 310, “Receivables.” ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company’s financing receivables, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, “Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives,” which amends ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

F-16

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company also adopted ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position (“FSP”) No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, “Accounting for Transfers of Financial Assets,” which amends ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

F-17

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation – Retirement Benefits” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in

F-18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and ASU No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

ASC Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events.” This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

F-19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments – Other” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

F-20

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

F-21

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2010

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	486	107	5	588	-

Total fixed maturities and equity securities available-for-sale	$61,442	$3,090	$1,542	$62,990	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which were not included in earnings.

F-22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,255	$2,280
Due after one year through five years	10,788	11,237
Due after five years through ten years	11,148	11,813
Due after ten years	28,722	29,268

	52,913	54,598
Asset-backed and mortgage-backed securities	6,111	5,872

Total	$59,024	$60,470

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

F-23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

F-24

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at January 1, 2010	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	93
Credit losses for which an other-than-temporary impairment was previously recognized	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(65)

Balance at December 31, 2010	$399

Balance at January 1, 2009	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

F-25

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	70	3	28	2	98	5

Total	$13,133	$676	$4,694	$866	$17,827	$1,542

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

F-26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,789	East North Central	$1,296
Industrial	1,828	East South Central	211
Office buildings	3,756	Middle Atlantic	2,304
Retail	3,370	Mountain	898
Mixed use	174	New England	1,026
Agricultural	670	Pacific	3,492
Agri business	1,026	South Atlantic	2,523
Other	764	West North Central	514
		West South Central	910
		Canada/Other	203

Provision for losses	(34)	Provision for losses	(34)

Total	$13,343	Total	$13,343

F-27

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2010	$ 42	$ 38	$ 5	$ 41	$ 34

Year ended December 31, 2009	29	36	-	23	42

Year ended December 31, 2008	17	15	-	3	29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,

	2010	2009

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$115	$150
Allowance for credit losses	(34)	(42)

Net impaired mortgage loans on real estate	$81	$108

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Average recorded investment in impaired loans	$130	$113	$60
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company develops an internal risk rating (“IRR”) by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

F-28

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2010	2009

	(in millions)
AAA	$116	$93
AA	1,335	1,502
A	2,523	2,435
BBB	8,488	7,770
BB	570	527
B & Lower and Unrated	311	296

Total	$13,343	$12,623

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

F-29

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Losses

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net investment income
Fixed maturities	$3,273	$3,333	$3,286
Equity securities	9	31	56
Mortgage loans on real estate	766	739	714
Investment real estate, agriculture, and timber	171	146	155
Policy loans	326	332	322
Short-term investments	12	27	182
Equity method investments and other	279	15	(8)

Gross investment income	4,836	4,623	4,707

Less investment expenses	269	277	266

Net investment income (1)	$4,567	$4,346	$4,441

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$821	$(180)	$(1,577)
Equity securities	37	(59)	(129)
Mortgage loans on real estate	(62)	(83)	(23)
Derivatives and other invested assets	(332)	(1,366)	1,317
Amounts credited to participating contract holders	(83)	(149)	189

Net realized investment and other gains (losses) (1)	$381	$(1,837)	$(223)

(1)	Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

F-30

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,

	2010		2009

	Total Assets	Total Liabilities	Total Assets	Total Liabilities

	(in millions)
Collateralized debt obligations (1)	$451	$368	$-	$-
Timber funds (2)	116	116	106	106

Total	$567	$484	$106	$106

(1)	As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations (“CDOs”), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.
(2)	The Company’s separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

F-31

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,

	2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,033	$-	$-
Real estate limited partnerships (4)	1,307	441	455
Timber funds (5)	1,748	106	143

Total	$4,088	$547	$598

	December 31,

	2009

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	1,583	80	83

Total	$4,180	$573	$632

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

F-32

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

F-33

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2010			December 31, 2009

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$11,995	$433	$709	$14,922	$402	$752
	Foreign currency swaps	1,017	53	223	883	-	253

Cash flow hedges	Interest rate swaps	18,467	1,337	540	12,961	912	66
	Foreign currency swaps	1,861	29	189	629	4	122
	Foreign currency forwards	140	29	-	266	43	-
	Equity market contracts	20	1	1	38	8	-

Total Derivatives in Hedging Relationships		$33,500	$1,882	$1,662	$29,699	$1,369	$1,193

Non-Hedging Relationships
	Interest rate swaps	$38,111	$951	$915	$22,535	$526	$500
	Interest rate futures	1,598	-	-	407	-	-
	Foreign currency swaps	1,660	128	166	4,461	238	319
	Foreign currency forwards	134	4	-	115	-	1
	Foreign currency futures	1,100	-	-	278	-	-
	Equity market contracts	31	3	1	-	-	-
	Equity index futures	4,954	-	-	1,030	-	-
	Interest rate options	181	-	-	287	1	-
	Embedded derivatives – fixed maturities	-	-	-	86	-	2
	Embedded derivatives – reinsurance contracts	-	7	660	-	8	614
	Embedded derivatives – participating pension contracts (1)	-	-	98	-	-	71
	Embedded derivatives – benefit guarantees (1)	-	1,497	456	-	1,703	640

Total Derivatives in Non-Hedging Relationships		47,769	2,590	2,296	29,199	2,476	2,147

Total Derivatives (2)		$81,269	$4,472	$3,958	$58,898	$3,845	$3,340

F-34

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

F-35

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)

Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Stock-based compensation	(3)	-	-

Total		$(37)	$(129)	$3

F-36

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

F-37

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2010	2009	2008

	(in millions)
Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$145	$(906)	$818
Interest rate futures	(56)	3	(28)
Interest rate options	(1)	4	-
Foreign currency swaps	(68)	(121)	31
Foreign currency forwards	22	18	(28)
Foreign currency futures	(18)	(24)	(2)
Embedded derivatives	(93)	(1,390)	1,944
Equity market contracts	12	30	(25)
Equity index futures	(652)	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(709)	$(2,679)	$2,901

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

F-38

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

Note 5 — Income Taxes

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York (“JHNY”), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Domestic	$(669)	$290	$(670)
Foreign	14	14	20

(Loss) income before income taxes	$(655)	$304	$(650)

The components of income taxes were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Current taxes:
Federal	$(230)	$(45)	$(462)
Foreign	6	6	4
State	-	3	5

Total	(224)	(36)	(453)

Deferred taxes:
Federal	450	31	111
Foreign	(1)	(1)	2
State	(3)	(1)	1

Total	446	29	114

Total income tax expense (benefit)	$222	$(7)	$(339)

F-39

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Tax at 35%	$(229)	$106	$(227)
Add (deduct):
Prior year taxes	47	14	26
Tax credits	(65)	(76)	(72)
Tax-exempt investment income	(119)	(76)	(92)
Lease income	(5)	63	3
Unrecognized tax benefits	34	(44)	15
Goodwill impairment	560	-	-
Other	(1)	6	8

Total income tax expense (benefit)	$222	$(7)	$(339)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2010	2009

	(in millions)
Deferred tax assets:
Policy reserves	$1,309	$1,339
Net operating loss carryforwards	725	384
Net capital loss carryforwards	108	74
Tax credits	732	670
Unearned revenue	907	915
Deferred compensation	48	212
Federal interest deficiency	381	307
Dividends payable to policyholders	135	144
Securities and other investments	805	1
Other	97	245

Total deferred tax assets	5,247	4,291

Deferred tax liabilities:
Unrealized investment gains on securities	653	493
Deferred policy acquisition costs	2,503	2,367
Intangibles	1,134	1,213
Premiums receivable	56	42
Deferred sales inducements	124	132
Deferred gains	638	628
Securities and other investments	2,648	1,091
Other	256	80

Total deferred tax liabilities	8,012	6,046

Net deferred tax liabilities	$2,765	$1,755

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

F-40

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group’s income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31

	2010	2009

	(in millions)
Beginning balance	$2,161	$1,869
Additions based on tax positions related to the current year	202	182
Additions for tax positions of prior years	177	349
Reductions for tax positions of prior years	(144)	(239)

Ending balance	$2,396	$2,161

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

F-41

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

F-42

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$8,443	$8,632
Policyholders’ funds	78	79
Policyholder dividends payable	184	202
Other closed block liabilities	587	526

Total closed block liabilities	$9,292	$9,439

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$2,898; 2009—$3,084)	$3,094	$3,179
Mortgage loans on real estate	643	652
Investment real estate	655	656
Policy loans	1,550	1,619
Other invested assets	5	3

Total investments	5,947	6,109

Cash borrowings and cash equivalents	(168)	(244)
Accrued investment income	104	117
Amounts due from and held for affiliates	1,830	1,779
Other closed block assets	642	667

Total assets designated to the closed block	$8,355	$8,428

Excess of closed block liabilities over assets designated to the closed block	$937	$1,011
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $199 million and $142 million, respectively	370	264
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $64 million and $46 million, respectively	(119)	(85)
Foreign currency translation adjustment	(85)	(67)

Total amounts included in accumulated other comprehensive income	166	112

Maximum future earnings to be recognized from closed block assets and liabilities	$1,103	$1,123

F-43

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$597	$624	$647
Net investment income	415	455	473
Net realized investment and other gains (losses)	97	(35)	(9)

Total revenues	1,109	1,044	1,111

Benefits and Expenses
Benefits to policyholders	713	734	782
Policyholder dividends	367	392	411
Amortization of deferred policy acquisition costs	(28)	(76)	(218)
Other closed block operating costs and expenses	26	24	25

Total benefits and expenses	1,078	1,074	1,000

Revenues, net of benefits and expenses before income taxes	31	(30)	111
Income tax expense (benefit)	11	(11)	39

Revenues, net of benefits and expenses and income taxes	$20	$(19)	$72

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$1,123	$1,127
Revenues, net of benefits and expenses and income taxes	(20)	19
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(23)

End of period	$1,103	$1,123

F-44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$10,798	$10,916
Policyholders’ funds	1,501	1,511
Policyholder dividends payable	401	407
Other closed block liabilities	116	118

Total closed block liabilities	$12,816	$12,952

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$6,530; 2009—$6,378)	$6,766	$6,456
Equity securities:
Available-for-sale—at fair value (cost: 2010—$9; 2009—$7)	12	8
Mortgage loans on real estate	2,105	1,928
Policy loans	1,500	1,533
Other invested assets	121	153

Total investments	10,504	10,078

Cash borrowings, cash, and cash equivalents	(38)	299
Accrued investment income	141	134
Other closed block assets	92	165

Total assets designated to the closed block	$10,699	$10,676

Excess of closed block liabilities over assets designated to the closed block	$2,117	$2,276
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $98 million and $28 million, respectively	183	53

Maximum future earnings to be recognized from closed block assets and liabilities	$2,300	$2,329

F-45

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$621	$648	$699
Net investment income	585	588	581
Net realized investment and other gains (losses)	18	(12)	(118)

Total revenues	1,224	1,224	1,162

Benefits and Expenses
Benefits to policyholders	733	761	794
Policyholder dividends	439	461	478
Change in the policyholder dividend obligation	-	-	(62)
Other closed block operating costs and expenses	11	3	2

Total benefits and expenses	1,183	1,225	1,212

Revenues, net of benefits and expenses before income taxes	41	(1)	(50)
Income tax expense (benefit)	12	(2)	(17)

Revenues, net of benefits and expenses and income taxes	$29	$1	$(33)

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$2,329	$2,372
Revenues, net of benefits and expenses and income taxes	(29)	(1)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(42)

End of period	$2,300	$2,329

F-46

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2010	2009

	(in millions)
Short-term debt:
Current maturities of long-term debt	$7	$6

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	489	491
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019 (2)	222	-
Fixed rate notes payable, interest ranging from 6.1% to 13.84% due in varying amounts to 2016 (2)	149	15
Fair value adjustments related to interest rate swaps (1)	(15)	(16)

	845	490
Less current maturities of long-term debt	(7)	(6)

Total long-term debt	$838	$484

Consumer notes:
Notes payable, interest ranging from 0.83% to 6.25% due in varying amounts to 2036	$966	$1,205

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.
(2)	As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2011—$7 million; 2012—$162 million; 2013—$0 million; 2014—$35 million; 2015—$12 million; and thereafter—$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011—$155 million; 2012—$109 million; 2013—$55 million; 2014—$233 million; 2015—$146 million; and thereafter—$268 million.

F-47

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

Line of Credit

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

F-48

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

F-49

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”) (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 — Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

F-50

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2010	2009

	(in millions)
The Manufacturers Investment Corporation	$48	$84
John Hancock Holdings (Delaware) LLC	102	40
Manulife Reinsurance Limited	22	197
Manulife Reinsurance (Bermuda) Limited	281	949
Manulife Hungary Holdings KFT	51	62
John Hancock Life Insurance Company of Vermont	25	52
John Hancock Reassurance Company Limited	20	482
John Hancock Insurance Agency, Inc.	69	6

Total	$618	$1,872

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

F-51

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	December 31,
	2010	2009	2008

	(in millions)

Direct	$5,897	$5,680	$5,677

Assumed	1,198	1,384	1,221

Ceded	(3,173)	(3,118)	(6,817)

Net life, health, and annuity premiums earned	$3,922	$3,946	$81

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 10 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company’s immediate parent, along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

F-52

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

F-53

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,354	$2,237	$548	$573
Service cost	32	30	1	1
Interest cost	124	128	28	33
Participant contributions	-	-	4	5
Actuarial loss (gain)	132	132	4	(8)
Retiree drug subsidy	-	-	3	3
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(2,467)	-	(536)	-

Benefit obligation at end of year	$-	$2,354	$-	$548

Change in plan assets:
Fair value of plan assets at beginning of year	$1,843	$1,628	$306	$245
Actual return on plan assets	281	354	40	61
Employer contributions	32	34	48	54
Participant contributions	-	-	4	5
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(1,981)	-	(346)	-

Fair value of plan assets at end of year	$-	$1,843	$-	$306

Funded status at end of year	$-	$(511)	$-	$(242)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	-	(511)	-	(242)

Net amount recognized	$-	$(511)	$-	$(242)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(26)	$(29)	$-	$-
Net actuarial loss	735	739	19	29
Transfer of certain pension and postretirement benefit plans to Parent	(709)	-	(19)	-

Total	$-	$710	$-	$29

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,
	2010	2009

	(in millions)
Accumulated benefit obligation	$-	$2,329
Projected benefit obligation	-	2,354
Fair value of plan assets	-	1,843

F-54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Components of Net Periodic Benefit Cost

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

	(in millions)
Service cost	$32	$30	$ 30	$1	$1	$1
Interest cost	124	128	129	28	33	34
Expected return on plan assets	(161)	(175)	(181)	(26)	(26)	(26)
Amortization of prior service cost	(3)	(3)	(3)	-	-	-
Recognized actuarial loss	15	4	5	-	-	-

Net periodic benefit cost (income)	$7	$(16)	$ (20)	$3	$8	$9

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	N/A	5.50%	N/A	5.50%
Rate of compensation increase	N/A	4.35%	N/A	N/A
Health care cost trend rate for following year			N/A	8.50%
Ultimate trend rate			N/A	5.00%
Year ultimate rate reached			N/A	2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

Discount rate	5.50%	6.00%	6.00%	5.50%	6.00%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	8.00%	7.75%	8.00%	8.00%
Rate of compensation increase	4.35%	4.10%	5.10%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	8.50%	9.00%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2028	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

F-55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2010	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2010	N/A	N/A

Plan Assets

The Company’s overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company’s or MFC’s common stock at December 31, 2010 and 2009.

Fair Value Measurements

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company’s determination of fair value, see Note 14 – Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

F-56

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other types of investments
Private equity (c)	129	-	-	129
Timber / agriculture (d)	79	-	-	79

Total assets at fair value	$1,843	$687	$868	$288

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

F-57

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements (net)	(11)	(7)	(1)
Transfers into and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other types of investments
Private equity (c)	3	-	-	3
Timber / agriculture (d)	2	-	-	2

Total assets at fair value	$306	$74	$225	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

F-58

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

Permitted and Prohibited Investments

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	50%
BB & Lower	8%

F-59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Equities

The Plan’s domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2011	$48	$17
2012	42	17
2013	39	17
2014	29	14
2015	13	3
Thereafter	410	-

Total	$581	$68

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

F-60

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

F-61

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

F-62

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883 million)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67 million)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354 million)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410 million)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

F-63

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$198	$400	$9	$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808 million)	1,501	-	-	-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313 million)	(582)	-	-	-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23 million)	42	-	-	-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100 million)	(185)	-	-	-	(185)

Net unrealized investment gains	776	-	-	-	776
Foreign currency translation adjustment	-	-	(53)	-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5 million)	-	-	-	9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20 million)	-	(37)	-	-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69 million)	-	(129)	-	-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255 million)	-	-	-	473	473

Balance at December 31, 2010	$974	$234	$(44)	$4	$1,168

F-64

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2010	2009	2008

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$1,852	$547	$(3,345)
Equity securities	360	249	(79)
Other investments	(5)	(3)	(91)

Total (1)	2,207	793	(3,515)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(653)	(368)	458
Policyholder liabilities	(56)	(121)	49
Deferred income taxes	(524)	(106)	1,051

Total	(1,233)	(595)	1,558

Net unrealized investment gains (losses)	$974	$198	$(1,957)

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company’s statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

F-65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

F-66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,460	$2,765	$482	$7,707
Net investment income	2,619	1,710	238	4,567
Net realized investment and other gains (losses)	381	(202)	202	381
Inter-segment revenues	3	-	(3)	-

Revenues	$7,463	$4,273	$919	$12,655

Total net (loss) income	$(1,486)	$506	$103	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	1,600	-	-	1,600
Interest expense	-	-	47	47
Income tax expense	48	135	39	222
Segment assets	$82,106	$160,978	$22,944	$266,028

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$23,084	$247,929

F-67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)
The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets

	(in millions)
2010
United States	$12,582	$(669)	$173	$265,908
Foreign — other	73	14	-	120

Total	$12,655	$(655)	$173	$266,028

2009
United States	$10,004	$290	$198	$247,786
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,929

2008
United States	$7,722	$(670)
Foreign — other	66	20

Total	$7,788	$(650)

F-68

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2010		2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$60,470	$60,470	$53,569	$53,569
Held-for-trading	1,627	1,627	1,208	1,208
Equity securities:
Available-for-sale	588	588	558	558
Mortgage loans on real estate	13,343	14,301	12,623	13,252
Policy loans	5,050	5,050	4,949	4,949
Short-term investments	1,472	1,472	3,973	3,973
Cash and cash equivalents	2,772	2,772	4,915	4,915
Derivatives:
Interest rate swaps	2,721	2,721	1,840	1,840
Foreign currency swaps	210	210	242	242
Foreign currency forwards	33	33	43	43
Interest rate options	-	-	1	1
Equity market contracts	4	4	8	8
Embedded derivatives	1,504	1,504	1,711	1,711
Assets held in trust	2,394	2,394	2,290	2,290
Separate account assets	136,002	136,002	122,466	122,466

Total assets	$228,190	$229,148	$210,396	$211,025

Liabilities:
Consumer notes	$966	$983	$1,205	$1,234
Debt	845	839	490	463
Guaranteed investment contracts and funding agreements	1,833	1,850	2,701	2,760
Fixed-rate deferred and immediate annuities	8,971	8,866	9,255	8,696
Supplementary contracts without life contingencies	47	48	51	53
Derivatives:
Interest rate swaps	2,164	2,164	1,318	1,318
Foreign currency swaps	578	578	694	694
Foreign currency forwards	-	-	1	1
Equity market contracts	2	2	-	-
Embedded derivatives	1,214	1,214	1,327	1,327

Total liabilities	$16,620	$16,544	$17,042	$16,546

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

F-69

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments – (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

F-70

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

F-71

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

F-72

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

F-73

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2010

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	8	1,133	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	8	1,561	58

Equity securities available-for-sale	588	588	-	-
Short-term investments	1,472	-	1,472	-
Derivative assets (2):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (3):
Reinsurance contracts	7	-	7	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (4)	2,394	913	1,420	61
Separate account assets (5)	136,002	130,884	2,092	3,026

Total assets at fair value	$207,025	$132,393	$65,091	$9,541

Liabilities:
Derivative liabilities (2):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (3):
Reinsurance contracts	660	-	660	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$3,958	$-	$3,448	$510

F-74

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading:
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

F-75

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers
	Balance at January 1, 2010	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	) (4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	-	3,026	10

Total	$8,217	$(89)		$419	$(7)	$1,207	$(716)	$9,031	$19

F-76

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:
	Balance at January 1, 2009	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Net transfers into and out of Level 3 (3)	Balance at December 31, 2009	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$1,792	$80		$482	$(67)	$329	$2,616	$-
Commercial mortgage-backed securities	446	(2)		100	(90)	(19)	435	-
Residential mortgage-backed securities	624	(87)		149	(230)	4	460	-
Collateralized debt obligations	88	(6)		6	(10)	-	78	-
Other asset-backed securities	299	3		29	(252)	12	91	-
Obligations of states and political subdivisions	1	-		(6)	315	(80)	230	-
Debt securities issued by foreign governments	62	-		4	(1)	-	65	-

Total fixed maturities available-for-sale	3,312	(12)		764	(335)	246	3,975	-

Fixed maturities held-for-trading:
Corporate debt securities	16	2		-	(2)	-	16	1
Commercial mortgage-backed securities	7	3		-	-	-	10	3
Residential mortgage-backed securities	3	1		-	(1)	-	3	1
Collateralized debt obligations	1	-		-	-	-	1	-
Other asset-backed securities	2	-		-	(1)	-	1	-
Obligations of states and political subdivisions	-	(1)		-	4	-	3	(1)
Debt securities issued by foreign governments	12	1		-	-	-	13	1

Total fixed maturities held-for-trading	41	6		-	-	-	47	5

Net derivatives	195	(38)		(12)	-	(111)	34	(32)
Net embedded derivatives	1,516	(452	) (4)	-	-	-	1,064	(452)
Separate account assets (5)	2,972	(493)		(1)	619	-	3,097	(389)

Total	$8,036	$(989)		$751	$284	$135	$8,217	$(868)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

F-77

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Impairment	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment’s in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

F-78

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$2,171	$2,564
Amortization	(66)	(15)
Change in unrealized investment gains and losses	(146)	(342)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(36)

Balance, end of year	$1,959	$2,171

The following table provides estimated future amortization (net of tax) for the periods indicated:

VOBA Amortization
(in millions)
2011	$94
2012	87
2013	82
2014	68
2015	67

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

F-79

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2010	2009

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,648	$6,969
Net amount at risk related to deposits	156	208
Average attained age of contract holders	51	50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

F-80

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2010	2009

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,630	$23,472
Net amount at risk- net of reinsurance	140	312
Average attained age of contract holders	65	64

Return of net deposits plus a minimum return
In the event of death
Account value	$702	$744
Net amount at risk- net of reinsurance	318	354
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$29,399	$28,414
Net amount at risk- net of reinsurance	485	843
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$6,276	$6,293
Net amount at risk- net of reinsurance	41	54
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$39,034	$35,595
Net amount at risk	782	1,012
Average attained age of contract holders	64	63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2010	2009

	(in billions)
Type of Fund
Equity	$30	$28
Balanced	23	22
Bond	7	7
Money Market	2	2

Total	$62	$59

F-81

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

Balance at January 1, 2009	$454	$442	$2,890	$3,786
Incurred guarantee benefits	(153)	(144)	-	(297)
Other reserve changes	(48)	(89)	(2,227)	(2,364)

Balance at December 31, 2009	253	209	663	1,125
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$149	$(968)	$115	$(704)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

F-82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$9,186	$9,419
Capitalization	1,228	1,579
Amortization	(664)	(1,119)
Change in unrealized investment gains and losses	(98)	(704)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	11

Balance, end of year	$9,652	$9,186

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$379	$427
Capitalization	12	63
Amortization	(22)	(77)
Change in unrealized investment gains and losses	(15)	(12)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(22)

Balance, end of year	$354	$379

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

F-83

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units (“PSUs”), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company’s compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company’s compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

F-84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

F-85

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2010 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account N

“Active” sub-accounts

500 Index Trust B Series 0	Equity-Income Trust Series 1
500 Index Trust Series 1	Financial Services Trust Series 0
Active Bond Trust Series 0	Financial Services Trust Series 1
Active Bond Trust Series 1	Franklin Templeton Founding Allocation Trust Series 0
All Cap Core Trust Series 0	Fundamental Value Trust Series 0
All Cap Core Trust Series 1	Fundamental Value Trust Series 1
All Cap Value Trust Series 0	Global Bond Trust Series 0
All Cap Value Trust Series 1	Global Bond Trust Series 1
Alpha Opportunities Trust Series 0	Global Trust Series 0
Alpha Opportunities Trust Series 1	Global Trust Series 1
American Asset Allocation Trust Series 1	Health Sciences Trust Series 0
American Blue Chip Income and Growth Trust Series 1	Health Sciences Trust Series 1
American Bond Trust Series 1	High Yield Trust Series 0
American Fundamental Holdings Trust Series 1	High Yield Trust Series 1
American Global Diversification Trust Series 1	International Core Trust Series 0
American Global Growth Trust Series 1	International Core Trust Series 1
American Growth Trust Series 1	International Equity Index Trust A Series 0
American Growth-Income Trust Series 1	International Equity Index Trust A Series 1
American International Trust Series 1	International Equity Index Trust B Series 0
American New World Trust Series 1	International Opportunities Trust Series 0
Balanced Trust Series 0	International Opportunities Trust Series 1
Balanced Trust Series 1	International Small Company Trust Series 0
Blue Chip Growth Trust Series 0	International Small Company Trust Series 1
Blue Chip Growth Trust Series 1	International Value Trust Series 0
Capital Appreciation Trust Series 0	International Value Trust Series 1
Capital Appreciation Trust Series 1	Investment Quality Bond Trust Series 0
Capital Appreciation Value Trust Series 0	Investment Quality Bond Trust Series 1
Capital Appreciation Value Trust Series 1	Large Cap Trust Series 0
Core Allocation Plus Trust Series 0	Large Cap Trust Series 1
Core Allocation Plus Trust Series 1	Large Cap Value Trust Series 0
Core Bond Trust Series 0	Large Cap Value Trust Series 1
Core Bond Trust Series 1	Lifestyle Aggressive Trust Series 0
Core Diversified Growth & Income Trust Series 1	Lifestyle Aggressive Trust Series 1
Core Strategy Trust Series 0	Lifestyle Balanced Trust Series 0
Core Strategy Trust Series 1	Lifestyle Balanced Trust Series 1
Disciplined Diversification Trust Series 0	Lifestyle Conservative Trust Series 0
Disciplined Diversification Trust Series 1	Lifestyle Conservative Trust Series 1
Emerging Markets Value Trust Series 0	Lifestyle Growth Trust Series 0
Emerging Markets Value Trust Series 1	Lifestyle Growth Trust Series 1
Equity-Income Trust Series 0	Lifestyle Moderate Trust Series 0

5

Report of Independent Registered Public Accounting Firm

Lifestyle Moderate Trust Series 1	Small Cap Growth Trust Series 1
Mid Cap Index Trust Series 0	Small Cap Index Trust Series 0
Mid Cap Index Trust Series 1	Small Cap Index Trust Series 1
Mid Cap Stock Trust Series 0	Small Cap Opportunities Trust Series 0
Mid Cap Stock Trust Series 1	Small Cap Opportunities Trust Series 1
Mid Value Trust Series 0	Small Cap Value Trust Series 0
Mid Value Trust Series 1	Small Cap Value Trust Series 1
Money Market Trust B Series 0	Small Company Value Trust Series 0
Money Market Trust Series 1	Small Company Value Trust Series 1
Natural Resources Trust Series 0	Smaller Company Growth Trust Series 0
Natural Resources Trust Series 1	Smaller Company Growth Trust Series 1
Optimized All Cap Trust Series 0	Strategic Income Opportunities Trust Series 0
Optimized All Cap Trust Series 1	Strategic Income Opportunities Trust Series 1
Optimized Value Trust Series 0	Total Bond Market Trust B Series 0
Optimized Value Trust Series 1	Total Return Trust Series 0
Real Estate Securities Trust Series 0	Total Return Trust Series 1
Real Estate Securities Trust Series 1	Total Stock Market Index Trust Series 0
Real Return Bond Trust Series 0	Total Stock Market Index Trust Series 1
Real Return Bond Trust Series 1	Utilities Trust Series 0
Science & Technology Trust Series 0	Utilities Trust Series 1
Science & Technology Trust Series 1	Value Trust Series 0
Short Term Government Income Trust Series 0	Value Trust Series 1
Short Term Government Income Trust Series 1	All Asset Portfolio
Small Cap Growth Trust Series 0

“Closed” sub-accounts

All Cap Growth Trust Series 0	Strategic Bond Trust Series 0
All Cap Growth Trust Series 1	Strategic Bond Trust Series 1
Overseas Equity Trust Series 0	U.S. Government Securities Trust Series 0
Pacific Rim Trust Series 0	U.S. Government Securities Trust Series 1
Pacific Rim Trust Series 1	U.S. High Yield Bond Trust Series 0
Short-Term Bond Trust Series 0	U.S. High Yield Bond Trust Series 1

6

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), comprised of the active sub-accounts as of December 31, 2010, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2010, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Canada
March 31, 2011

7

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 1,682,638 shares (cost $21,792,313)	$26,434,250
500 Index Trust Series 1 - 527,965 shares (cost $5,110,035)	5,812,898
Active Bond Trust Series 0 - 40,162 shares (cost $385,377)	389,972
Active Bond Trust Series 1 - 146,213 shares (cost $1,366,826)	1,419,732
All Cap Core Trust Series 0 - 14,561 shares (cost $182,531)	241,137
All Cap Core Trust Series 1 - 30,498 shares (cost $496,887)	504,744
All Cap Growth Trust Series 0	—
All Cap Growth Trust Series 1	—
All Cap Value Trust Series 0 - 26,523 shares (cost $193,362)	220,669
All Cap Value Trust Series 1 - 418,251 shares (cost $2,944,489)	3,492,399
Alpha Opportunities Trust Series 0 - 314 shares (cost $4,149)	4,817
Alpha Opportunities Trust Series 1 - 62 shares (cost $862)	949
American Asset Allocation Trust Series 1 -1,027,119 shares (cost $9,055,148)	11,308,578
American Blue Chip Income and Growth Trust Series 1-199,344 shares (cost $1,989,918)	2,262,559
American Bond Trust Series 1 -158,129 shares (cost $1,891,742)	1,910,196
American Fundamental Holdings Trust Series 1 -1,552 shares (cost $14,895)	16,043
American Global Diversification Trust Series 1 -13,963 shares (cost $144,870)	145,634
American Global Growth Trust Series 1 - 27,347 shares (cost $308,999)	307,651
American Growth Trust Series 1 - 1,234,396 shares (cost $16,101,613)	19,293,612
American Growth-Income Trust Series 1 - 748,275 shares (cost $8,568,338)	11,141,813
American International Trust Series 1 - 1,873,872 shares (cost $27,735,821)	30,600,335
American New World Trust Series 1 - 40,447 shares (cost $512,244)	556,143
Balanced Trust Series 0 - 2,586 shares (cost $39,342)	42,254
Balanced Trust Series 1 - 2,158 shares (cost $32,851)	35,267
Blue Chip Growth Trust Series 0 - 648,097 shares (cost $10,026,076)	13,104,521
Blue Chip Growth Trust Series 1 - 622,493 shares (cost $10,737,500)	12,605,486
Capital Appreciation Trust Series 0 - 43,812 shares (cost $374,611)	435,495
Capital Appreciation Trust Series 1 - 430,740 shares (cost $3,658,863)	4,281,555
Capital Appreciation Value Trust Series 0 - 22,463 shares (cost $262,110)	258,101
Capital Appreciation Value Trust Series 1 - 48,167 shares (cost $560,542)	553,917
Core Allocation Plus Trust Series 0 - 546 shares (cost $5,605)	5,951
Core Allocation Plus Trust Series 1 - 488,861 shares (cost $4,953,884)	5,323,691
Core Bond Trust Series 0 - 50,162 shares (cost $697,290)	684,216
Core Bond Trust Series 1 - 35,473 shares (cost $467,289)	485,274
Core Diversified Growth & Income Trust Series 1 - 837 shares (cost $9,369)	10,146
Core Strategy Trust Series 0 - 7,015 shares (cost $88,896)	88,874
Core Strategy Trust Series 1 - 46 shares (cost $512)	587
Disciplined Diversification Trust Series 0 - 7,449 shares (cost $84,401)	91,767
Disciplined Diversification Trust Series 1 - 3,621 shares (cost $44,087)	44,616
Emerging Markets Value Trust Series 0 - 51,385 shares (cost $794,736)	821,128

8

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Emerging Markets Value Trust Series 1 - 80,131 shares (cost $1,059,705)	$1,281,303
Equity-Income Trust Series 0 - 1,459,649 shares (cost $16,188,339)	20,186,947
Equity-Income Trust Series 1 - 1,079,831 shares (cost $13,077,101)	14,977,254
Financial Services Trust Series 0 - 23,790 shares (cost $251,103)	281,203
Financial Services Trust Series 1 - 76,468 shares (cost $749,907)	905,383
Franklin Templeton Founding Allocation Trust Series 0 - 64,316 shares (cost $606,861)	639,946
Fundamental Value Trust Series 0 - 199,166 shares (cost $2,292,953)	2,842,099
Fundamental Value Trust Series 1 - 776,987 shares (cost $9,222,315)	11,118,689
Global Bond Trust Series 0 - 916,430 shares (cost $11,196,239)	11,803,615
Global Bond Trust Series 1 - 315,235 shares (cost $3,928,462)	4,072,834
Global Trust Series 0 - 16,389 shares (cost $222,766)	237,151
Global Trust Series 1 - 134,060 shares (cost $1,784,957)	1,941,195
Health Sciences Trust Series 0 - 52,433 shares (cost $673,613)	817,962
Health Sciences Trust Series 1 - 126,679 shares (cost $1,610,201)	1,969,865
High Yield Trust Series 0 - 434,771 shares (cost $3,246,303)	2,556,453
High Yield Trust Series 1 - 993,954 shares (cost $7,603,269)	5,904,086
International Core Trust Series 0 - 22,941 shares (cost $208,435)	223,449
International Core Trust Series 1 - 353,458 shares (cost $3,415,108)	3,453,284
International Equity Index Trust A Series 0 - 20,648 shares (cost $246,802)	228,165
International Equity Index Trust A Series 1 - 501,176 shares (cost $5,897,857)	5,548,020
International Equity Index Trust B Series 0 - 599,302 shares (cost $7,902,480)	9,546,882
International Opportunities Trust Series 0 - 392,676 shares (cost $4,006,133)	4,939,867
International Opportunities Trust Series 1 - 41,313 shares (cost $404,447)	519,724
International Small Company Trust Series 0 - 58,515 shares (cost $529,915)	614,404
International Small Company Trust Series 1 - 267,647 shares (cost $2,363,602)	2,810,297
International Value Trust Series 0 - 343,875 shares (cost $3,846,967)	4,136,819
International Value Trust Series 1 - 769,114 shares (cost $8,509,692)	9,306,276
Investment Quality Bond Trust Series 0 - 56,929 shares (cost $653,793)	641,591
Investment Quality Bond Trust Series 1 - 457,588 shares (cost $5,212,444)	5,170,750
Large Cap Trust Series 0 - 34,380 shares (cost $383,076)	423,904
Large Cap Trust Series 1 - 172,806 shares (cost $2,158,267)	2,135,887
Large Cap Value Trust Series 0 - 52,117 shares (cost $823,258)	866,192
Large Cap Value Trust Series 1 - 66,476 shares (cost $889,883)	1,104,839
Lifestyle Aggressive Trust Series 0 - 824,621 shares (cost $5,664,305)	6,885,583
Lifestyle Aggressive Trust Series 1 - 550,510 shares (cost $3,796,848)	4,596,754
Lifestyle Balanced Trust Series 0 - 968,566 shares (cost $10,574,512)	11,390,337
Lifestyle Balanced Trust Series 1 - 996,745 shares (cost $10,914,330)	11,701,787
Lifestyle Conservative Trust Series 0 - 259,583 shares (cost $3,196,215)	3,268,150
Lifestyle Conservative Trust Series 1 - 186,976 shares (cost $2,220,248)	2,350,294
Lifestyle Growth Trust Series 0 - 1,265,108 shares (cost $12,753,442)	14,460,188
Lifestyle Growth Trust Series 1 - 736,550 shares (cost $7,309,591)	8,411,397
Lifestyle Moderate Trust Series 0 - 384,341 shares (cost $4,438,406)	4,619,782

9

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Moderate Trust Series 1 - 247,105 shares (cost $2,840,001)	$2,967,735
Mid Cap Index Trust Series 0 - 212,767 shares (cost $3,005,912)	3,772,366
Mid Cap Index Trust Series 1 - 687,839 shares (cost $10,282,333)	12,202,258
Mid Cap Stock Trust Series 0 - 313,101 shares (cost $3,371,366)	4,442,910
Mid Cap Stock Trust Series 1 - 442,215 shares (cost $4,983,784)	6,248,503
Mid Value Trust Series 0 - 566,097 shares (cost $5,050,542)	6,272,355
Mid Value Trust Series 1 - 464,567 shares (cost $4,238,897)	5,165,985
Money Market Trust B Series 0 - 37,529,888 shares (cost $37,529,888)	37,529,888
Money Market Trust Series 1 - 21,281,600 shares (cost $21,281,600)	21,281,600
Natural Resources Trust Series 0 - 142,636 shares (cost $1,512,221)	1,791,513
Natural Resources Trust Series 1 - 483,908 shares (cost $4,895,398)	6,179,506
Optimized All Cap Trust Series 0 - 22,459 shares (cost $229,912)	290,400
Optimized All Cap Trust Series 1 - 23,757 shares (cost $279,112)	306,228
Optimized Value Trust Series 0 - 16,040 shares (cost $127,267)	157,677
Optimized Value Trust Series 1 - 1 shares (cost $12)	14
Overseas Equity Trust Series 0	—
Pacific Rim Trust Series 0	—
Pacific Rim Trust Series 1	—
Real Estate Securities Trust Series 0 - 666,269 shares (cost $5,026,554)	7,528,838
Real Estate Securities Trust Series 1 - 1,227,576 shares (cost $15,943,157)	13,957,541
Real Return Bond Trust Series 0 - 612,847 shares (cost $7,320,713)	7,010,975
Real Return Bond Trust Series 1 - 421,940 shares (cost $5,153,843)	4,890,281
Science & Technology Trust Series 0 - 56,028 shares (cost $767,516)	950,795
Science & Technology Trust Series 1 - 403,015 shares (cost $5,005,835)	6,814,980
Short Term Government Income Trust Series 0 - 182,880 shares (cost $2,400,206)	2,362,813
Short Term Government Income Trust Series 1 - 305,949 shares (cost $3,978,374)	3,952,866
Short-Term Bond Trust Series 0	—
Small Cap Growth Trust Series 0 - 427,952 shares (cost $3,354,357)	4,343,714
Small Cap Growth Trust Series 1 - 98,211 shares (cost $788,177)	993,900
Small Cap Index Trust Series 0 - 159,474 shares (cost $1,736,617)	2,234,231
Small Cap Index Trust Series 1 - 185,195 shares (cost $2,052,088)	2,594,585
Small Cap Opportunities Trust Series 0 - 7,229 shares (cost $110,768)	140,757
Small Cap Opportunities Trust Series 1 - 69,532 shares (cost $1,236,135)	1,361,445
Small Cap Value Trust Series 0 - 339,862 shares (cost $4,726,470)	6,409,799
Small Cap Value Trust Series 1 - 23,870 shares (cost $324,436)	451,145
Small Company Value Trust Series 0 - 54,108 shares (cost $735,529)	921,462
Small Company Value Trust Series 1 - 439,115 shares (cost $6,008,374)	7,495,689
Smaller Company Growth Trust Series 0 - 10,884 shares (cost $155,843)	191,551
Smaller Company Growth Trust Series 1 - 1,093,252 shares (cost $15,121,893)	19,230,310
Strategic Bond Trust Series 0	—
Strategic Bond Trust Series 1	—

10

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Strategic Income Opportunities Trust Series 0 - 110,918 shares (cost $1,599,389)	$1,549,526
Strategic Income Opportunities Trust Series 1 - 187,883 shares (cost $2,739,963)	2,630,368
Total Bond Market Trust B Series 0 - 873,885 shares (cost $8,935,606)	8,869,928
Total Return Trust Series 0 - 1,499,994 shares (cost $21,151,226)	21,599,909
Total Return Trust Series 1 - 3,165,416 shares (cost $45,147,372)	45,740,261
Total Stock Market Index Trust Series 0 - 145,991 shares (cost $1,342,774)	1,709,553
Total Stock Market Index Trust Series 1 - 162,217 shares (cost $1,692,295)	1,899,563
U.S. Government Securities Trust Series 0	—
U.S. Government Securities Trust Series 1	—
U.S. High Yield Bond Trust Series 0	—
U.S. High Yield Bond Trust Series 1	—
Utilities Trust Series 0 - 87,345 shares (cost $942,519)	1,013,201
Utilities Trust Series 1 - 143,610 shares (cost $1,370,507)	1,668,754
Value Trust Series 0 - 35,264 shares (cost $501,475)	585,025
Value Trust Series 1 - 211,814 shares (cost $2,950,550)	3,518,229
Sub - accounts invested in Outside Trust portfolios:
All Asset Portfolio - 179,672 shares (cost $1,962,859)	$1,987,169

Total assets	$651,045,685

Contract Owners’ Equity

Variable universal life insurance contracts	$651,045,685

See accompanying notes.

11

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$427,553	$416,603	$76,943	$134,764

Total Investment Income	427,553	416,603	76,943	134,764
Expenses:
Mortality and expense risk	35,257	34,722	14,898	21,872

Net investment income (loss)	392,296	381,881	62,045	112,892

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(621,962)	(3,650,304)	163,752	(3,394,051)

Realized gains (losses)	(621,962)	(3,650,304)	163,752	(3,394,051)
Unrealized appreciation (depreciation) during the period	3,512,008	7,973,200	556,905	5,317,102

Net increase (decrease) in assets from operations	3,282,342	4,704,777	782,702	2,035,943

Changes from principal transactions:
Transfer of net premiums	2,063,908	1,756,069	168,100	203,477
Transfer on terminations	(1,465,712)	(1,532,553)	(708,143)	(10,163,812)
Transfer on policy loans	(141,847)	(25,209)	(233)	(707)
Net interfund transfers	382,781	1,244,013	(956,824)	1,918,502

Net increase (decrease) in assets from principal transactions	839,130	1,442,320	(1,497,100)	(8,042,540)

Total increase (decrease) in assets	4,121,472	6,147,097	(714,398)	(6,006,597)
Assets, beginning of period	22,312,778	16,165,681	6,527,296	12,533,893

Assets, end of period	$26,434,250	$22,312,778	$5,812,898	$6,527,296

(bf)	Fund has no Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

12

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bf)	Year Ended Dec. 31/09

$27,504	$19,289	$102,724	$83,660	$116,318	$66,963

27,504	19,289	102,724	83,660	116,318	66,963

—	—	7,267	4,462	2,906	2,420

27,504	19,289	95,457	79,198	113,412	64,543

—	—	—	—	—	—
21,952	3,768	13,850	(22,838)	45,178	(110,964)

21,952	3,768	13,850	(22,838)	45,178	(110,964)
(14,558)	79,291	50,872	128,683	29,223	159,541

34,898	102,348	160,179	185,043	187,813	113,120

5,020	8,948	47,068	7,192	150,422	203,123
(41,353)	(153,976)	(94,582)	(207,564)	(144,309)	(62,533)
(1,421)	(13)	160	113	9,149	12,870
147,807	(128,202)	9,185	491,950	220,576	624,983

110,053	(273,243)	(38,169)	291,691	235,838	778,443

144,951	(170,895)	122,010	476,734	423,651	891,563
245,021	415,916	1,297,722	820,988	1,563,518	671,955

$389,972	$245,021	$1,419,732	$1,297,722	$1,987,169	$1,563,518

13

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$2,475	$2,222	$5,156	$35,237

Total Investment Income	2,475	2,222	5,156	35,237
Expenses:
Mortality and expense risk	—	—	4,134	12,795

Net investment income (loss)	2,475	2,222	1,022	22,442

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	6,103	2,588	20,604	(2,007,196)

Realized gains (losses)	6,103	2,588	20,604	(2,007,196)
Unrealized appreciation (depreciation) during the period	18,823	39,379	28,019	2,435,832

Net increase (decrease) in assets from operations	27,401	44,189	49,645	451,078

Changes from principal transactions:
Transfer of net premiums	79,869	100,842	31,362	42,828
Transfer on terminations	(9,535)	(13,522)	(131,928)	(319,740)
Transfer on policy loans	—	—	2,240	3,666
Net interfund transfers	(10,219)	6,829	(505,578)	(4,138,316)

Net increase (decrease) in assets from principal transactions	60,115	94,149	(603,904)	(4,411,562)

Total increase (decrease) in assets	87,516	138,338	(554,259)	(3,960,484)
Assets, beginning of period	153,621	15,283	1,059,003	5,019,487

Assets, end of period	$241,137	$153,621	$504,744	$1,059,003

(b)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

14

Sub-Account
All Cap Growth Trust Series 0		All Cap Growth Trust Series 1		All Cap Value Trust Series 0
Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$49	$346	$1,848	$5,947	$1,149	$2,354

49	346	1,848	5,947	1,149	2,354

—	—	1,730	6,202	—	—

49	346	118	(255)	1,149	2,354

—	—	—	—	—	—
7,500	(9,569)	101,627	(717,762)	131,982	1,444

7,500	(9,569)	101,627	(717,762)	131,982	1,444
(5,352)	20,444	(61,985)	839,598	(43,710)	86,774
2,197	11,221	39,760	121,581	89,421	90,572

4,979	3,691	12,030	74,394	87,511	92,316
(37,778)	(33,619)	(30,386)	(307,319)	(25,733)	(30,469)
—	—	227	5,598	—	(1)
(18,204)	21,023	(914,503)	(1,349,678)	(452,309)	155,835

(51,003)	(8,905)	(932,632)	(1,577,005)	(390,531)	217,681

(48,806)	2,316	(892,872)	(1,455,424)	(301,110)	308,253
48,806	46,490	892,872	2,348,296	521,779	213,526

—	$48,806	—	$892,872	$220,669	$521,779

15

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$11,946	$13,649	$606	—

Total Investment Income	11,946	13,649	606	—
Expenses:
Mortality and expense risk	11,728	12,701	—	—

Net investment income (loss)	218	948	606	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	25,990	—
Net realized gains (losses)	179,203	(2,771,426)	(4,563)	—

Realized gains (losses)	179,203	(2,771,426)	21,427	—
Unrealized appreciation (depreciation) during the period	358,297	3,240,542	2,137	(1,469)

Net increase (decrease) in assets from operations	537,718	470,064	24,170	(1,469)

Changes from principal transactions:
Transfer of net premiums	75,921	47,139	1,234	—
Transfer on terminations	(92,606)	(156,073)	(2,070)	—
Transfer on policy loans	6,519	5,450	—	—
Net interfund transfers	1,060,185	(3,233,792)	(220,761)	203,713

Net increase (decrease) in assets from principal transactions	1,050,019	(3,337,276)	(221,597)	203,713

Total increase (decrease) in assets	1,587,737	(2,867,212)	(197,427)	202,244
Assets, beginning of period	1,904,662	4,771,874	202,244	—

Assets, end of period	$3,492,399	$1,904,662	$4,817	$202,244

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(g)	Fund available in prior year but no activity.

See accompanying notes.

16

Sub-Account
Alpha Opportunities Trust Series 1	American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1
Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$1	$170,712	$214,307	$28,022	$21,052

1	170,712	214,307	28,022	21,052

1	67,018	46,031	6,472	5,700

—	103,694	168,276	21,550	15,352

—	4,038	5,551	—	93,161
1	623,532	120,975	(55,966)	(1,388,447)

1	627,570	126,526	(55,966)	(1,295,286)
87	438,441	1,833,985	282,584	1,425,441

88	1,169,705	2,128,787	248,168	145,507

—	835,705	565,089	134,215	63,399
(23)	(2,316,874)	(1,308,007)	(161,418)	(469,876)
—	28,970	23,725	24,401	20,222
884	(385,128)	10,350,784	514,586	(909,574)

861	(1,837,327)	9,631,591	511,784	(1,295,829)

949	(667,622)	11,760,378	759,952	(1,150,322)
—	11,976,200	215,822	1,502,607	2,652,929

$949	$11,308,578	$11,976,200	$2,262,559	$1,502,607

17

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity
(continued)

	Sub-Account
	American Bond Trust Series 1		American Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$49,953	$38,009	$236	$14

Total Investment Income	49,953	38,009	236	14
Expenses:
Mortality and expense risk	6,077	7,188	48	2

Net investment income (loss)	43,876	30,821	188	12

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	56,054	(66,318)	57	22

Realized gains (losses)	56,054	(66,318)	57	22
Unrealized appreciation (depreciation) during the period	(8,353)	240,797	1,058	90

Net increase (decrease) in assets from operations	91,577	205,300	1,303	124

Changes from principal transactions:
Transfer of net premiums	83,608	192,610	334	93
Transfer on terminations	(93,403)	(189,850)	(398)	(125)
Transfer on policy loans	(6,602)	(115)	—	—
Net interfund transfers	351,368	(460,700)	13,907	805

Net increase (decrease) in assets from principal transactions	334,971	(458,055)	13,843	773

Total increase (decrease) in assets	426,548	(252,755)	15,146	897
Assets, beginning of period	1,483,648	1,736,403	897	—

Assets, end of period	$1,910,196	$1,483,648	$16,043	$897

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(bd)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

See accompanying notes.

18

Sub-Account
American Global Diversification Trust Series 1	American Global Growth Trust Series 1		American Growth Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$2,689	$1,275	$3,016	$58,994	$37,506

2,689	1,275	3,016	58,994	37,506

151	284	26	45,056	48,247

2,538	991	2,990	13,938	(10,741)

—	—	—	—	3,604,971
7,679	2,349	—	25,742	(10,359,444)

7,679	2,349	—	25,742	(6,754,473)
(8,538)	9,303	(1,349)	2,860,405	11,742,937

1,679	12,643	1,641	2,900,085	4,977,723

6,401	375	—	839,894	928,758
(749)	(405)	—	(1,585,738)	(8,937,299)
—	—	—	26,546	26,253
60,293	65,397	306,010	1,993,659	(359,406)

65,945	65,367	306,010	1,274,361	(8,341,694)

67,624	78,010	307,651	4,174,446	(3,363,971)
78,010	—	—	15,119,166	18,483,137

$145,634	$78,010	$307,651	$19,293,612	$15,119,166

19

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth-Income Trust Series 1		American International Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	$116,961	$130,962	$475,301	$281,653

Total Investment Income	116,961	130,962	475,301	281,653
Expenses:
Mortality and expense risk	60,555	41,959	72,988	67,277

Net investment income (loss)	56,406	89,003	402,313	214,376

Realized gains (losses) on investments:
Capital gain distributions	—	167,577	—	5,891,833
Net realized gains (losses)	473,706	(446,930)	(3,220,442)	(9,877,177)

Realized gains (losses)	473,706	(279,353)	(3,220,442)	(3,985,344)
Unrealized appreciation (depreciation) during the period	539,876	2,705,756	4,769,348	12,616,371

Net increase (decrease) in assets from operations	1,069,988	2,515,406	1,951,219	8,845,403

Changes from principal transactions:
Transfer of net premiums	761,869	597,149	721,318	750,622
Transfer on terminations	(2,587,220)	(1,317,027)	(1,733,573)	(6,949,495)
Transfer on policy loans	55,792	31,606	9,714	3,760
Net interfund transfers	(576,306)	9,057,406	878,980	3,615,926

Net increase (decrease) in assets from principal transactions	(2,345,865)	8,369,134	(123,561)	(2,579,187)

Total increase (decrease) in assets	(1,275,877)	10,884,540	1,827,658	6,266,216
Assets, beginning of period	12,417,690	1,533,150	28,772,677	22,506,461

Assets, end of period	$11,141,813	$12,417,690	$30,600,335	$28,772,677

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(g)	Fund available in prior year but no activity.

See accompanying notes.

20

Sub-Account
American New World Trust Series 1		Balanced Trust Series 0		Balanced Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/10 (g)

$6,055	$186	$339	$164	$267

6,055	186	339	164	267

797	16	—	—	80

5,258	170	339	164	187

—	—	372	270	—
12,666	147	(25)	1	8

12,666	147	347	271	8
43,672	227	2,923	(11)	2,416

61,596	544	3,609	424	2,611

5,390	260	14,800	—	—
(15,700)	(149)	(1,189)	(57)	(111)
6,709	—	(4,023)	—	—
478,953	18,540	11,008	17,682	32,767

475,352	18,651	20,596	17,625	32,656

536,948	19,195	24,205	18,049	35,267
19,195	—	18,049	—	—

$556,143	$19,195	$42,254	$18,049	$35,267

21

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	$9,025	$10,858	$9,616	$13,619

Total Investment Income	9,025	10,858	9,616	13,619
Expenses:
Mortality and expense risk	—	—	54,217	50,501

Net investment income (loss)	9,025	10,858	(44,601)	(36,882)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	508,605	(443,818)	695,950	(1,866,157)

Realized gains (losses)	508,605	(443,818)	695,950	(1,866,157)
Unrealized appreciation (depreciation) during the period	1,185,364	2,621,915	929,928	5,615,075

Net increase (decrease) in assets from operations	1,702,994	2,188,955	1,581,277	3,712,036

Changes from principal transactions:
Transfer of net premiums	928,070	302,428	284,523	359,099
Transfer on terminations	(389,566)	(498,145)	(1,411,548)	(2,393,932)
Transfer on policy loans	(6,781)	(9)	15,019	5,759
Net interfund transfers	2,291,458	4,554,645	(1,493,169)	1,285,852

Net increase (decrease) in assets from principal transactions	2,823,181	4,358,919	(2,605,175)	(743,222)

Total increase (decrease) in assets	4,526,175	6,547,874	(1,023,898)	2,968,814
Assets, beginning of period	8,578,346	2,030,472	13,629,384	10,660,570

Assets, end of period	$13,104,521	$8,578,346	$12,605,486	$13,629,384

(g)	Fund available in prior year but no activity.

See accompanying notes.

22

Sub-Account
Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)

$700	$576	$5,362	$8,887	$3,740	$2,679

700	576	5,362	8,887	3,740	2,679

—	—	19,661	19,061	—	—

700	576	(14,299)	(10,174)	3,740	2,679

—	—	—	—	26,785	655
27,060	7,249	414,720	(979,450)	237	173

27,060	7,249	414,720	(979,450)	27,022	828
23,495	64,325	(37,448)	2,290,857	(2,524)	(1,486)

51,255	72,150	362,973	1,301,233	28,238	2,021

90,427	71,831	87,327	72,350	54,200	303
(71,987)	(67,303)	(1,055,699)	(877,944)	(5,855)	(502)
—	—	(1,153)	1,101	—	—
91,990	76,971	989,923	(1,181,384)	32,375	147,321

110,430	81,499	20,398	(1,985,877)	80,720	147,122

161,685	153,649	383,371	(684,644)	108,958	149,143
273,810	120,161	3,898,184	4,582,828	149,143	—

$435,495	$273,810	$4,281,555	$3,898,184	$258,101	$149,143

23

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust Series 1		Classic Value Trust Series 0
	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/09 (av)
Income:
Dividend income distribution	$7,773	$415	$238

Total Investment Income	7,773	415	238
Expenses:
Mortality and expense risk	1,493	33	—

Net investment income (loss)	6,280	382	238

Realized gains (losses) on investments:
Capital gain distributions	57,891	103	—
Net realized gains (losses)	255	96	(10,928)

Realized gains (losses)	58,146	199	(10,928)
Unrealized appreciation (depreciation) during the period	(7,393)	667	11,850

Net increase (decrease) in assets from operations	57,033	1,248	1,160

Changes from principal transactions:
Transfer of net premiums	15,407	846	6,669
Transfer on terminations	(14,347)	(1,048)	(816)
Transfer on policy loans	(21)	(36)	—
Net interfund transfers	472,836	19,052	(26,262)

Net increase (decrease) in assets from principal transactions	473,875	18,814	(20,409)

Total increase (decrease) in assets	530,908	20,062	(19,249)
Assets, beginning of period	23,009	2,947	19,249

Assets, end of period	$553,917	$23,009	—

(av)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

See accompanying notes.

24

Sub-Account
Classic Value Trust Series 1	Core Allocation Plus Trust Series 0	Core Allocation Plus Trust Series 1
Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/10	Year Ended Dec. 31/090 (g)

$927	$66	$56,654	$72,639

927	66	56,654	72,639

163	—	19,717	9,652

764	66	36,937	62,987

—	51	81,538	165,241
(125,557)	4	376,939	1,799

(125,557)	55	458,477	167,040
102,732	346	4,929	364,879

(22,061)	467	500,343	594,906

—	5,111	2,322	167
(15,895)	(141)	(134,619)	(62,171)
—	—	—	—
(51,287)	514	(43,580)	4,466,323

(67,182)	5,484	(175,877)	4,404,319

(89,243)	5,951	324,466	4,999,225
89,243	—	4,999,225	—

—	$5,951	$5,323,691	$4,999,225

25

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 0		Core Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,207	$1,963	$12,782	$12,890

Total Investment Income	16,207	1,963	12,782	12,890
Expenses:
Mortality and expense risk	—	—	2,923	3,111

Net investment income (loss)	16,207	1,963	9,859	9,779

Realized gains (losses) on investments:
Capital gain distributions	1,044	—	3,873	—
Net realized gains (losses)	1,731	853	14,761	20,669

Realized gains (losses)	2,775	853	18,634	20,669
Unrealized appreciation (depreciation) during the period	(14,623)	1,583	(822)	18,868

Net increase (decrease) in assets from operations	4,359	4,399	27,671	49,316

Changes from principal transactions:
Transfer of net premiums	146,667	24,906	7,142	24,994
Transfer on terminations	(21,867)	(11,542)	(23,068)	(680,639)
Transfer on policy loans	—	—	—	(1,007)
Net interfund transfers	446,987	87,249	39,923	1,018,460

Net increase (decrease) in assets from principal transactions	571,787	100,613	23,997	361,808

Total increase (decrease) in assets	576,146	105,012	51,668	411,124
Assets, beginning of period	108,070	3,058	433,606	22,482

Assets, end of period	$684,216	$108,070	$485,274	$433,606

(ax)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.
(ao)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.

See accompanying notes.

26

Sub-Account
Core Diversified Growth & Income Trust Series 1		Core Equity Trust Series 0	Core Equity Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/09 (ao)

$150	$304	$1,855	$2,269

150	304	1,855	2,269

44	94	—	381

106	210	1,855	1,888

39	—	—	—
2,585	1,523	(32,378)	(212,127)

2,624	1,523	(32,378)	(212,127)
(1,667)	2,444	39,418	175,281

1,063	4,177	8,895	(34,958)

1,750	—	46,936	12,116
(370)	(106)	(1,964)	(24,742)
—	—	—	2
(13,852)	17,484	(95,323)	(93,779)

(12,472)	17,378	(50,351)	(106,403)

(11,409)	21,555	(41,456)	(141,361)
21,555	—	41,456	141,361

$10,146	$21,555	—	—

27

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Strategy Trust Series 0		Core Strategy Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Income:
Dividend income distribution	$1,954	$31	$13	$18

Total Investment Income	1,954	31	13	18
Expenses:
Mortality and expense risk	—	—	7	2

Net investment income (loss)	1,954	31	6	16

Realized gains (losses) on investments:
Capital gain distributions	—	6	—	—
Net realized gains (losses)	306	4	36	1

Realized gains (losses)	306	10	36	1
Unrealized appreciation (depreciation) during the period	(317)	295	16	59

Net increase (decrease) in assets from operations	1,943	336	58	76

Changes from principal transactions:
Transfer of net premiums	5,000	595	11	—
Transfer on terminations	(2,014)	(33)	(39)	(20)
Transfer on policy loans	—	—	—	—
Net interfund transfers	82,252	795	(454)	955

Net increase (decrease) in assets from principal transactions	85,238	1,357	(482)	935

Total increase (decrease) in assets	87,181	1,693	(424)	1,011
Assets, beginning of period	1,693	—	1,011	—

Assets, end of period	$88,874	$1,693	$587	$1,011

(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(g)	Fund available in prior year but no activity.

See accompanying notes.

28

Sub-Account
Disciplined Diversification Trust Series 0		Disciplined Diversification Trust Series 1		Emerging Markets Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$1,412	$2,907	$668	$19	$8,392	$397

1,412	2,907	668	19	8,392	397

—	—	50	4	—	—

1,412	2,907	618	15	8,392	397

—	995	—	7	10,727	190
12,569	513	48	1	115,294	91,213

12,569	1,508	48	8	126,021	91,403
9,742	(2,375)	475	54	(68,839)	102,661

23,723	2,040	1,141	77	65,574	194,461

58,757	1,437	11	—	89,102	69,613
(37,177)	(559)	(85)	(20)	(273,490)	(179,838)
—	—	—	—	(9,998)	—
(103,501)	147,047	42,540	952	388,964	374,991

(81,921)	147,925	42,466	932	194,578	264,766

(58,198)	149,965	43,607	1,009	260,152	459,227
149,965	—	1,009	—	560,976	101,749

$91,767	$149,965	$44,616	$1,009	$821,128	$560,976

29

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 1		Emerging Small Company Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ap)
Income:
Dividend income distribution	$13,148	$361	—

Total Investment Income	13,148	361	—
Expenses:
Mortality and expense risk	4,078	2,300	—

Net investment income (loss)	9,070	(1,939)	—

Realized gains (losses) on investments:
Capital gain distributions	19,877	435	—
Net realized gains (losses)	114,512	(109,215)	(76,221)

Realized gains (losses)	134,389	(108,780)	(76,221)
Unrealized appreciation (depreciation) during the period	34,630	385,489	113,636

Net increase (decrease) in assets from operations	178,089	274,770	37,415

Changes from principal transactions:
Transfer of net premiums	11,724	4,159	61,172
Transfer on terminations	(66,974)	(55,716)	(54,628)
Transfer on policy loans	—	—	—
Net interfund transfers	395,446	262,736	(211,199)

Net increase (decrease) in assets from principal transactions	340,196	211,179	(204,655)

Total increase (decrease) in assets	518,285	485,949	(167,240)
Assets, beginning of period	763,018	277,069	167,240

Assets, end of period	$1,281,303	$763,018	—

(ap)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

30

Sub-Account
Emerging Small Company Trust Series 1	Equity-Income Trust Series 0		Equity-Income Trust Series 1
Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

—	$363,211	$280,890	$263,139	$308,294

—	363,211	280,890	263,139	308,294

82,317	—	—	58,108	64,343

(82,317)	363,211	280,890	205,031	243,951

—	—	—	—	—
(11,486,138)	(497,156)	(2,624,572)	(626,355)	(6,082,934)

(11,486,138)	(497,156)	(2,624,572)	(626,355)	(6,082,934)
15,192,048	2,757,277	5,684,937	2,371,759	9,426,717

3,623,593	2,623,332	3,341,255	1,950,435	3,587,734

825,477	1,151,913	519,433	237,392	487,638
(2,286,038)	(490,139)	(750,832)	(1,894,922)	(8,527,929)
284,330	(6,872)	(14)	9,879	17,671
(18,053,384)	2,061,354	3,535,513	1,404,165	1,127,054

(19,229,615)	2,716,256	3,304,100	(243,486)	(6,895,566)

(15,606,022)	5,339,588	6,645,355	1,706,949	(3,307,832)
15,606,022	14,847,359	8,202,004	13,270,305	16,578,137

—	$20,186,947	$14,847,359	$14,977,254	$13,270,305

31

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust Series 0		Financial Services Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$981	$1,206	$2,752	$3,307

Total Investment Income	981	1,206	2,752	3,307
Expenses:
Mortality and expense risk	—	—	4,152	2,500

Net investment income (loss)	981	1,206	(1,400)	807

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	18,427	(54,630)	60,414	(354,763)

Realized gains (losses)	18,427	(54,630)	60,414	(354,763)
Unrealized appreciation (depreciation) during the period	4,242	107,974	49,443	436,211

Net increase (decrease) in assets from operations	23,650	54,550	108,457	82,255

Changes from principal transactions:
Transfer of net premiums	24,482	29,798	20,609	18,110
Transfer on terminations	(9,423)	(12,677)	(39,780)	(178,264)
Transfer on policy loans	—	—	768	959
Net interfund transfers	52,963	(21,747)	271,125	(884,125)

Net increase (decrease) in assets from principal transactions	68,022	(4,626)	252,722	(1,043,320)

Total increase (decrease) in assets	91,672	49,924	361,179	(961,065)
Assets, beginning of period	189,531	139,607	544,204	1,505,269

Assets, end of period	$281,203	$189,531	$905,383	$544,204

See accompanying notes.

32

Sub-Account
Franklin Templeton Founding Allocation Trust Series 0		Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$23,494	$12,353	$31,436	$19,612	$116,579	$75,247

23,494	12,353	31,436	19,612	116,579	75,247

—	—	—	—	48,523	36,741

23,494	12,353	31,436	19,612	68,056	38,506

—	—	—	—	—	—
48,960	(13,482)	293,384	(24,790)	1,150,920	(1,222,753)

48,960	(13,482)	293,384	(24,790)	1,150,920	(1,222,753)
(16,027)	48,872	27,752	628,577	73,690	3,250,040

56,427	47,743	352,572	623,399	1,292,666	2,065,793

128,686	2,876	265,312	176,965	421,823	250,355
(21,562)	(13,352)	(288,657)	(375,306)	(625,347)	(877,167)
(3,968)	—	—	—	8,848	33,762
139,068	147,375	230,923	1,183,613	73,307	2,089,969

242,224	136,899	207,578	985,272	(121,369)	1,496,919

298,651	184,642	560,150	1,608,671	1,171,297	3,562,712
341,295	156,653	2,281,949	673,278	9,947,392	6,384,680

$639,946	$341,295	$2,842,099	$2,281,949	$11,118,689	$9,947,392

33

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Allocation Trust Series 0	Global Allocation Trust Series 1
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/09 (am)
Income:
Dividend income distribution	$12	$17

Total Investment Income	12	17
Expenses:
Mortality and expense risk	—	968

Net investment income (loss)	12	(951)

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	2,307	(158,386)

Realized gains (losses)	2,307	(158,386)
Unrealized appreciation (depreciation) during the period	30,882	138,294

Net increase (decrease) in assets from operations	33,201	(21,043)

Changes from principal transactions:
Transfer of net premiums	79,426	6,648
Transfer on terminations	(7,805)	(40,801)
Transfer on policy loans	(604)	4,957
Net interfund transfers	(167,542)	(244,040)

Net increase (decrease) in assets from principal transactions	(96,525)	(273,236)

Total increase (decrease) in assets	(63,324)	(294,279)
Assets, beginning of period	63,324	294,279

Assets, end of period	—	—

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

See accompanying notes.

34

Sub-Account
Global Bond Trust Series 0		Global Bond Trust Series 1		Global Real Estate Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (aq)

$387,579	$804,947	$139,983	$523,740	—

387,579	804,947	139,983	523,740	—

—	—	16,822	16,816	—

387,579	804,947	123,161	506,924	—

—	874,405	—	620,814	—
(572,137)	(665,037)	35,896	(1,003,335)	(831)

(572,137)	209,368	35,896	(382,521)	(831)
1,072,863	(121,888)	186,489	328,553	—

888,305	892,427	345,546	452,956	(831)

317,280	204,575	262,785	329,381	—
(310,006)	(517,212)	(331,291)	(2,729,871)	(81)
—	(3)	40,813	27,819	—
3,201,155	1,128,950	479,805	840,336	912

3,208,429	816,310	452,112	(1,532,335)	831

4,096,734	1,708,737	797,658	(1,079,379)	—
7,706,881	5,998,144	3,275,176	4,354,555	—

$11,803,615	$7,706,881	$4,072,834	$3,275,176	—

35

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Real Estate Trust Series 1	Global Trust Series 0
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$2,126	$3,500	$3,732

Total Investment Income	2,126	3,500	3,732
Expenses:
Mortality and expense risk	13	—	—

Net investment income (loss)	2,113	3,500	3,732

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(2,930)	44,816	(89,628)

Realized gains (losses)	(2,930)	44,816	(89,628)
Unrealized appreciation (depreciation) during the period	1,385	(30,892)	187,876

Net increase (decrease) in assets from operations	568	17,424	101,980

Changes from principal transactions:
Transfer of net premiums	126	45,052	134,432
Transfer on terminations	(157)	(155,582)	(143,348)
Transfer on policy loans	—	—	—
Net interfund transfers	(3,017)	93,098	(129,857)

Net increase (decrease) in assets from principal transactions	(3,048)	(17,432)	(138,773)

Total increase (decrease) in assets	(2,480)	(8)	(36,793)
Assets, beginning of period	2,480	237,159	273,952

Assets, end of period	—	$237,151	$237,159

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

See accompanying notes.

36

Sub-Account
Global Trust Series 1		Health Sciences Trust Series 0		Health Sciences Trust Series 1
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09

$28,757	$24,862	—	—	—	—

28,757	24,862	—	—	—	—

9,853	7,696	—	—	11,113	13,359

18,904	17,166	—	—	(11,113)	(13,359)

—	—	—	8,520	—	28,687
66,995	(841,265)	87,568	(47,569)	256,066	(859,822)

66,995	(841,265)	87,568	(39,049)	256,066	(831,135)
76,345	1,129,370	31,726	239,654	29,446	1,214,462

162,244	305,271	119,294	200,605	274,399	369,968

135,214	95,149	64,303	123,281	95,199	140,520
(122,409)	(290,366)	(203,915)	(219,669)	(176,316)	(563,152)
25,019	24,516	(1,389)	(3)	3,004	3,196
(44,106)	(445,949)	152,817	86,968	(184,145)	(1,890,093)

(6,282)	(616,650)	11,816	(9,423)	(262,258)	(2,309,529)

155,962	(311,379)	131,110	191,182	12,141	(1,939,561)
1,785,233	2,096,612	686,852	495,670	1,957,724	3,897,285

$1,941,195	$1,785,233	$817,962	$686,852	$1,969,865	$1,957,724

37

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 0		High Yield Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$956,189	$163,536	$2,163,592	$427,721

Total Investment Income	956,189	163,536	2,163,592	427,721
Expenses:
Mortality and expense risk	—	—	22,857	19,038

Net investment income (loss)	956,189	163,536	2,140,735	408,683

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	235,325	(157,625)	496,469	(1,239,309)

Realized gains (losses)	235,325	(157,625)	496,469	(1,239,309)
Unrealized appreciation (depreciation) during the period	(900,339)	524,580	(2,065,354)	2,320,540

Net increase (decrease) in assets from operations	291,175	530,491	571,850	1,489,914

Changes from principal transactions:
Transfer of net premiums	115,125	74,857	169,648	55,569
Transfer on terminations	(206,661)	(189,595)	(735,473)	(494,249)
Transfer on policy loans	(20,193)	(124)	8,206	3,950
Net interfund transfers	506,621	745,569	1,504,203	(409,586)

Net increase (decrease) in assets from principal transactions	394,892	630,707	946,584	(844,316)

Total increase (decrease) in assets	686,067	1,161,198	1,518,434	645,598
Assets, beginning of period	1,870,386	709,188	4,385,652	3,740,054

Assets, end of period	$2,556,453	$1,870,386	$5,904,086	$4,385,652

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

38

Sub-Account
Income & Value Trust Series 0	Income & Value Trust Series 1	International Core Trust Series 0
Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$309	$31,620	$4,022	$7,300

309	31,620	4,022	7,300

—	20,817	—	—

309	10,803	4,022	7,300

—	—	—	6,408
(64,753)	(4,669,811)	11,498	(68,086)

(64,753)	(4,669,811)	11,498	(61,678)
62,061	4,493,900	5,665	99,956

(2,383)	(165,108)	21,185	45,578

10,210	318,719	45,156	41,853
(4,447)	(882,178)	(273,970)	(79,440)
—	45,269	(120)	(124)
(121,533)	(10,124,106)	3,475	215,059

(115,770)	(10,642,296)	(225,459)	177,348

(118,153)	(10,807,404)	(204,274)	222,926
118,153	10,807,404	427,723	204,797

—	—	$223,449	$427,723

39

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Core Trust Series 1		International Equity Index Trust A Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (be)
Income:
Dividend income distribution	$61,399	$101,271	$4,477

Total Investment Income	61,399	101,271	4,477
Expenses:
Mortality and expense risk	20,762	23,881	—

Net investment income (loss)	40,637	77,390	4,477

Realized gains (losses) on investments:
Capital gain distributions	—	122,012	43,746
Net realized gains (losses)	(336,882)	(1,785,094)	(8,658)

Realized gains (losses)	(336,882)	(1,663,082)	35,088
Unrealized appreciation (depreciation) during the period	574,518	2,127,900	(18,636)

Net increase (decrease) in assets from operations	278,273	542,208	20,929

Changes from principal transactions:
Transfer of net premiums	122,150	155,138	80,844
Transfer on terminations	(661,371)	(610,733)	(13,971)
Transfer on policy loans	1,032	6,822	(130)
Net interfund transfers	(856,158)	(482,477)	140,493

Net increase (decrease) in assets from principal transactions	(1,394,347)	(931,250)	207,236

Total increase (decrease) in assets	(1,116,074)	(389,042)	228,165
Assets, beginning of period	4,569,358	4,958,400	—

Assets, end of period	$3,453,284	$4,569,358	$228,165

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

40

Sub-Account
International Equity Index Trust A Series 1		International Equity Index Trust B Series 0		International Opportunities Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$114,302	$377,848	$222,015	$218,455	$67,532	$34,205

114,302	377,848	222,015	218,455	67,532	34,205

21,155	11,921	—	—	—	—

93,147	365,927	222,015	218,455	67,532	34,205

1,674,049	—	—	94,984	—	—
(1,031,490)	(1,534,652)	6,074	(1,134,219)	(305,942)	(1,015,016)

642,559	(1,534,652)	6,074	(1,039,235)	(305,942)	(1,015,016)
(148,080)	2,083,978	801,142	2,674,695	818,245	1,804,078

587,626	915,253	1,029,231	1,853,915	579,835	823,267

117,288	68,993	1,741,792	1,769,191	92,149	164,967
(472,133)	(418,973)	(587,273)	(662,356)	(119,355)	(112,251)
(1,526)	(1,619)	(87,522)	(142)	—	(2)
2,050,238	(882,753)	388,495	997,045	660,511	753,265

1,693,867	(1,234,352)	1,455,492	2,103,738	633,305	805,979

2,281,493	(319,099)	2,484,723	3,957,653	1,213,140	1,629,246
3,266,527	3,585,626	7,062,159	3,104,506	3,726,727	2,097,481

$5,548,020	$3,266,527	$9,546,882	$7,062,159	$4,939,867	$3,726,727

41

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 1		International Small Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (as)
Income:
Dividend income distribution	$6,726	$7,141	$10,174

Total Investment Income	6,726	7,141	10,174
Expenses:
Mortality and expense risk	3,160	4,619	—

Net investment income (loss)	3,566	2,522	10,174

Realized gains (losses) on investments:
Capital gain distributions	—	—	83,770
Net realized gains (losses)	116,806	(1,082,674)	(129,286)

Realized gains (losses)	116,806	(1,082,674)	(45,516)
Unrealized appreciation (depreciation) during the period	(77,922)	1,350,989	270,273

Net increase (decrease) in assets from operations	42,450	270,837	234,931

Changes from principal transactions:
Transfer of net premiums	37,570	91,236	175,590
Transfer on terminations	(20,076)	(153,042)	(361,881)
Transfer on policy loans	—	—	—
Net interfund transfers	(327,563)	(1,217,136)	(354,480)

Net increase (decrease) in assets from principal transactions	(310,069)	(1,278,942)	(540,771)

Total increase (decrease) in assets	(267,619)	(1,008,105)	(305,840)
Assets, beginning of period	787,343	1,795,448	305,840

Assets, end of period	$519,724	$787,343	—

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

42

Sub-Account
International Small Cap Trust Series 1	International Small Company Trust Series 0		International Small Company Trust Series 1
Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)

$48,703	$14,589	$2,886	$67,943	$20,124

48,703	14,589	2,886	67,943	20,124

10,377	—	—	12,469	1,627

38,326	14,589	2,886	55,474	18,497

775,098	—	—	—	—
(3,096,498)	7,429	(5,633)	31,908	(2,451)

(2,321,400)	7,429	(5,633)	31,908	(2,451)
3,391,381	92,826	(8,336)	504,518	(57,823)

1,108,307	114,844	(11,083)	591,900	(41,777)

171,057	121,899	13,584	98,986	12,642
(1,711,937)	(23,132)	(2,243)	(163,997)	(47,638)
5,939	—	—	9,886	38
(3,136,225)	28,419	372,116	(233,576)	2,583,833

(4,671,166)	127,186	383,457	(288,701)	2,548,875

(3,562,859)	242,030	372,374	303,199	2,507,098
3,562,859	372,374	—	2,507,098	—

—	$614,404	$372,374	$2,810,297	$2,507,098

43

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 0		International Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$79,907	$26,497	$172,639	$200,854

Total Investment Income	79,907	26,497	172,639	200,854
Expenses:
Mortality and expense risk	—	—	38,684	43,349

Net investment income (loss)	79,907	26,497	133,955	157,505

Realized gains (losses) on investments:
Capital gain distributions	—	47,592	—	517,178
Net realized gains (losses)	168,517	(252,164)	(721,214)	(4,998,187)

Realized gains (losses)	168,517	(204,572)	(721,214)	(4,481,009)
Unrealized appreciation (depreciation) during the period	91,700	524,540	1,164,112	7,070,226

Net increase (decrease) in assets from operations	340,124	346,465	576,853	2,746,722

Changes from principal transactions:
Transfer of net premiums	307,377	253,481	169,873	622,775
Transfer on terminations	(320,456)	(295,470)	(1,573,952)	(4,726,830)
Transfer on policy loans	(4,865)	(11)	8,437	3,972
Net interfund transfers	2,445,761	445,000	(101,151)	193,010

Net increase (decrease) in assets from principal transactions	2,427,817	403,000	(1,496,793)	(3,907,073)

Total increase (decrease) in assets	2,767,941	749,465	(919,940)	(1,160,351)
Assets, beginning of period	1,368,878	619,413	10,226,216	11,386,567

Assets, end of period	$4,136,819	$1,368,878	$9,306,276	$10,226,216

See accompanying notes.

44

Sub-Account
Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1		Large Cap Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$29,808	$12,438	$273,117	$261,180	$3,957	$2,693

29,808	12,438	273,117	261,180	3,957	2,693

—	—	31,060	32,664	—	—

29,808	12,438	242,057	228,516	3,957	2,693

—	—	—	—	—	—
10,810	(1,309)	9,106	(226,020)	1,742	(5,507)

10,810	(1,309)	9,106	(226,020)	1,742	(5,507)
(21,435)	28,123	87,637	568,082	37,746	32,740

19,183	39,252	338,800	570,578	43,445	29,926

40,614	39,453	206,419	205,021	48,546	13,539
(38,461)	(95,156)	(742,913)	(1,002,777)	(8,668)	(59,497)
—	—	22,035	55,725	(1)	(5)
349,516	33,734	(80,495)	(653,117)	67,905	218,442

351,669	(21,969)	(594,954)	(1,395,148)	107,782	172,479

370,852	17,283	(256,154)	(824,570)	151,227	202,405
270,739	253,456	5,426,904	6,251,474	272,677	70,272

$641,591	$270,739	$5,170,750	$5,426,904	$423,904	$272,677

45

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 1		Large Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$21,460	$38,921	$9,793	$8,524

Total Investment Income	21,460	38,921	9,793	8,524
Expenses:
Mortality and expense risk	11,408	12,279	—	—

Net investment income (loss)	10,052	26,642	9,793	8,524

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(106,634)	(1,152,149)	49,400	(68,464)

Realized gains (losses)	(106,634)	(1,152,149)	49,400	(68,464)
Unrealized appreciation (depreciation) during the period	359,801	1,657,738	(8,784)	129,696

Net increase (decrease) in assets from operations	263,219	532,231	50,409	69,756

Changes from principal transactions:
Transfer of net premiums	88,082	145,432	125,329	178,565
Transfer on terminations	(396,739)	(289,839)	(91,545)	(87,211)
Transfer on policy loans	(3,872)	2,888	543	(563)
Net interfund transfers	(75,808)	(1,149,542)	227,917	(85,077)

Net increase (decrease) in assets from principal transactions	(388,337)	(1,291,061)	262,244	5,714

Total increase (decrease) in assets	(125,118)	(758,830)	312,653	75,470
Assets, beginning of period	2,261,005	3,019,835	553,539	478,069

Assets, end of period	$2,135,887	$2,261,005	$866,192	$553,539

See accompanying notes.

46

Sub-Account
Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$12,716	$38,292	$124,530	$29,940	$79,548	$61,098

12,716	38,292	124,530	29,940	79,548	61,098

7,930	12,513	—	—	32,137	32,796

4,786	25,779	124,530	29,940	47,411	28,302

—	—	—	—	—	—
(362,374)	(1,840,058)	163,063	(591,140)	1,486,239	(3,684,544)

(362,374)	(1,840,058)	163,063	(591,140)	1,486,239	(3,684,544)
437,247	1,991,508	793,607	1,460,251	(920,163)	5,603,273

79,659	177,229	1,081,200	899,051	613,487	1,947,031

52,002	118,118	1,324,430	1,309,290	195,848	116,867
(273,415)	(606,379)	(557,074)	(647,350)	(2,181,325)	(792,162)
415	(682)	(131,258)	(185,552)	37,951	(1,080)
(1,335,011)	(2,421,739)	1,961,359	77,514	(811,935)	517,333

(1,556,009)	(2,910,682)	2,597,457	553,902	(2,759,461)	(159,042)

(1,476,350)	(2,733,453)	3,678,657	1,452,953	(2,145,974)	1,787,989
2,581,189	5,314,642	3,206,926	1,753,973	6,742,728	4,954,739

$1,104,839	$2,581,189	$6,885,583	$3,206,926	$4,596,754	$6,742,728

47

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$303,520	$212,529	$294,422	$354,113

Total Investment Income	303,520	212,529	294,422	354,113
Expenses:
Mortality and expense risk	—	—	52,581	43,333

Net investment income (loss)	303,520	212,529	241,841	310,780

Realized gains (losses) on investments:
Capital gain distributions	—	3,328	—	5,819
Net realized gains (losses)	434,292	(518,405)	955,178	(3,328,730)

Realized gains (losses)	434,292	(515,077)	955,178	(3,322,911)
Unrealized appreciation (depreciation) during the period	297,902	1,510,684	(150,633)	5,107,895

Net increase (decrease) in assets from operations	1,035,714	1,208,136	1,046,386	2,095,764

Changes from principal transactions:
Transfer of net premiums	3,210,425	2,777,408	767,997	194,829
Transfer on terminations	(717,991)	(624,041)	(2,684,317)	(1,105,882)
Transfer on policy loans	(132,979)	(30,539)	(29,203)	(30,906)
Net interfund transfers	3,575,614	(2,040,347)	3,587,645	(871,043)

Net increase (decrease) in assets from principal transactions	5,935,069	82,481	1,642,122	(1,813,002)

Total increase (decrease) in assets	6,970,783	1,290,617	2,688,508	282,762
Assets, beginning of period	4,419,554	3,128,937	9,013,279	8,730,517

Assets, end of period	$11,390,337	$4,419,554	$11,701,787	$9,013,279

See accompanying notes.

48

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$87,005	$60,395	$61,557	$90,429	$334,303	$245,625

87,005	60,395	61,557	90,429	334,303	245,625

—	—	10,654	11,061	—	—

87,005	60,395	50,903	79,368	334,303	245,625

—	1,596	—	5,783	—	—
69,804	2,973	87,620	(524,887)	(203,893)	(693,757)

69,804	4,569	87,620	(519,104)	(203,893)	(693,757)
10,340	82,778	39,010	788,327	1,437,438	2,225,927

167,149	147,742	177,533	348,591	1,567,848	1,777,795

980,638	459,332	140,819	94,787	3,924,854	2,191,522
(171,206)	(96,103)	(148,144)	(276,063)	(1,078,908)	(767,364)
(43,218)	—	2,862	(141)	(409,084)	47,698
1,118,158	361,633	376,428	(1,933,995)	2,027,944	878,005

1,884,372	724,862	371,965	(2,115,412)	4,464,806	2,349,861

2,051,521	872,604	549,498	(1,766,821)	6,032,654	4,127,656
1,216,629	344,025	1,800,796	3,567,617	8,427,534	4,299,878

$3,268,150	$1,216,629	$2,350,294	$1,800,796	$14,460,188	$8,427,534

49

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$189,486	$335,484	$120,296	$183,282

Total Investment Income	189,486	335,484	120,296	183,282
Expenses:
Mortality and expense risk	56,042	54,324	—	—

Net investment income (loss)	133,444	281,160	120,296	183,282

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	529,125	(3,909,176)	76,302	(85,836)

Realized gains (losses)	529,125	(3,909,176)	76,302	(85,836)
Unrealized appreciation (depreciation) during the period	354,237	6,467,161	166,281	356,025

Net increase (decrease) in assets from operations	1,016,806	2,839,145	362,879	453,471

Changes from principal transactions:
Transfer of net premiums	283,507	326,373	2,561,599	1,240,599
Transfer on terminations	(2,927,610)	(1,081,404)	(1,092,784)	(332,820)
Transfer on policy loans	(41,582)	(39,893)	(18,386)	—
Net interfund transfers	(1,357,505)	(6,814)	(471,442)	711,039

Net increase (decrease) in assets from principal transactions	(4,043,190)	(801,738)	978,987	1,618,818

Total increase (decrease) in assets	(3,026,384)	2,037,407	1,341,866	2,072,289
Assets, beginning of period	11,437,781	9,400,374	3,277,916	1,205,627

Assets, end of period	$8,411,397	$11,437,781	$4,619,782	$3,277,916

See accompanying notes.

50

Sub-Account
Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$74,504	$95,971	$34,110	$15,431	$115,208	$93,956

74,504	95,971	34,110	15,431	115,208	93,956

11,607	9,850	—	—	45,568	41,734

62,897	86,121	34,110	15,431	69,640	52,222

—	—	—	17,925	—	147,604
102,208	(314,847)	102,574	(403,221)	(1,456)	(4,882,606)

102,208	(314,847)	102,574	(385,296)	(1,456)	(4,735,002)
71,666	636,774	484,531	842,085	2,477,228	7,312,164

236,771	408,048	621,215	472,220	2,545,412	2,629,384

113,062	69,532	763,081	410,829	147,050	193,942
(94,350)	(189,490)	(315,319)	(301,298)	(436,526)	(819,007)
(4,001)	(5,620)	(67,159)	—	(401)	(60)
478,180	246,802	982,278	199,752	(487,986)	(3,606,732)

492,891	121,224	1,362,881	309,283	(777,863)	(4,231,857)

729,662	529,272	1,984,096	781,503	1,767,549	(1,602,473)
2,238,073	1,708,801	1,788,270	1,006,767	10,434,709	12,037,182

$2,967,735	$2,238,073	$3,772,366	$1,788,270	$12,202,258	$10,434,709

51

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Intersection Trust Series 0	Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/09 (at)
Income:
Dividend income distribution	$251	—

Total Investment Income	251	—
Expenses:
Mortality and expense risk	—	—

Net investment income (loss)	251	—

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(5,795)	—

Realized gains (losses)	(5,795)	—
Unrealized appreciation (depreciation) during the period	14,843	—

Net increase (decrease) in assets from operations	9,299	—

Changes from principal transactions:
Transfer of net premiums	1,093	—
Transfer on terminations	(22,916)	—
Transfer on policy loans	—	—
Net interfund transfers	(16,149)	—

Net increase (decrease) in assets from principal transactions	(37,972)	—

Total increase (decrease) in assets	(28,673)	—
Assets, beginning of period	28,673	—

Assets, end of period	—	—

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

52

Sub-Account
Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (au)

$3	—	$4	—	$9,185

3	—	4	—	9,185

—	—	27,222	32,039	—

3	—	(27,218)	(32,039)	9,185

—	—	—	—	—
233,520	(613,068)	64,292	(3,942,345)	60,926

233,520	(613,068)	64,292	(3,942,345)	60,926
609,920	1,321,470	1,116,335	5,466,770	(62,052)

843,443	708,402	1,153,409	1,492,386	8,059

153,959	304,352	153,441	297,066	37,084
(288,541)	(233,980)	(999,245)	(5,054,939)	(19,466)
297	(1,762)	7,234	6,857	—
49,985	1,225,553	(372,773)	540,302	(1,289,516)

(84,300)	1,294,163	(1,211,343)	(4,210,714)	(1,271,898)

759,143	2,002,565	(57,934)	(2,718,328)	(1,263,839)
3,683,767	1,681,202	6,306,437	9,024,765	1,263,839

$4,442,910	$3,683,767	$6,248,503	$6,306,437	—

53

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Value Trust Series 1	Mid Value Trust Series 0
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$41,195	$126,192	$27,989

Total Investment Income	41,195	126,192	27,989
Expenses:
Mortality and expense risk	5,944	—	—

Net investment income (loss)	35,251	126,192	27,989

Realized gains (losses) on investments:
Capital gain distributions	—	22,926	—
Net realized gains (losses)	(3,291,919)	835,235	241,080

Realized gains (losses)	(3,291,919)	858,161	241,080
Unrealized appreciation (depreciation) during the period	3,360,185	(74,337)	1,243,646

Net increase (decrease) in assets from operations	103,517	910,016	1,512,715

Changes from principal transactions:
Transfer of net premiums	30,731	301,763	301,613
Transfer on terminations	(518,590)	(287,968)	(311,246)
Transfer on policy loans	3,028	—	(5)
Net interfund transfers	(5,936,526)	65,158	2,579,019

Net increase (decrease) in assets from principal transactions	(6,421,357)	78,953	2,569,381

Total increase (decrease) in assets	(6,317,840)	988,969	4,082,096
Assets, beginning of period	6,317,840	5,283,386	1,201,290

Assets, end of period	—	$6,272,355	$5,283,386

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

See accompanying notes.

54

Sub-Account
Mid Value Trust Series 1		Money Market Trust B Series 0		Money Market Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$99,343	$20,429	$19,537	$275,980	—	$190,782

99,343	20,429	19,537	275,980	—	190,782

20,669	13,293	—	—	132,172	421,836

78,674	7,136	19,537	275,980	(132,172)	(231,054)

17,691	—	—	—	273	—
704,370	103,867	—	—	—	—

722,061	103,867	—	—	273	—
(61,024)	988,112	—	—	—	—

739,711	1,099,115	19,537	275,980	(131,899)	(231,054)

92,965	257,809	43,199,669	47,582,393	1,644,376	2,137,204
(520,900)	(172,851)	(9,546,512)	(5,037,897)	(3,921,465)	(41,260,508)
23,329	8,084	(849,514)	(2,168,464)	122,455	297,294
(78,439)	3,717,162	(40,221,734)	(66,377,209)	(12,315,020)	(26,374,219)

(483,045)	3,810,204	(7,418,091)	(26,001,177)	(14,469,654)	(65,200,229)

256,666	4,909,319	(7,398,554)	(25,725,197)	(14,601,553)	(65,431,283)
4,909,319	—	44,928,442	70,653,639	35,883,153	101,314,436

$5,165,985	$4,909,319	$37,529,888	$44,928,442	$21,281,600	$35,883,153

55

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Natural Resources Trust Series 0		Natural Resources Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$11,697	$14,511	$35,019	$54,721

Total Investment Income	11,697	14,511	35,019	54,721
Expenses:
Mortality and expense risk	—	—	27,345	25,679

Net investment income (loss)	11,697	14,511	7,674	29,042

Realized gains (losses) on investments:
Capital gain distributions	—	367,457	—	2,133,153
Net realized gains (losses)	244,429	(512,151)	479,742	(5,287,439)

Realized gains (losses)	244,429	(144,694)	479,742	(3,154,286)
Unrealized appreciation (depreciation) during the period	16,648	724,384	269,898	5,579,231

Net increase (decrease) in assets from operations	272,774	594,201	757,314	2,453,987

Changes from principal transactions:
Transfer of net premiums	157,881	261,045	261,666	302,444
Transfer on terminations	(381,951)	(596,135)	(268,448)	(4,417,470)
Transfer on policy loans	(1,448)	(264)	8,394	10,533
Net interfund transfers	(342,735)	1,137,723	167,820	452,805

Net increase (decrease) in assets from principal transactions	(568,253)	802,369	169,432	(3,651,688)

Total increase (decrease) in assets	(295,479)	1,396,570	926,746	(1,197,701)
Assets, beginning of period	2,086,992	690,422	5,252,760	6,450,461

Assets, end of period	$1,791,513	$2,086,992	$6,179,506	$5,252,760

See accompanying notes.

56

Sub-Account
Optimized All Cap Trust Series 0		Optimized All Cap Trust Series 1		Optimized Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$3,099	$2,093	$3,254	$1,113	$2,935	$1,822

3,099	2,093	3,254	1,113	2,935	1,822

—	—	927	339	—	—

3,099	2,093	2,327	774	2,935	1,822

—	—	—	—	—	—
11,748	(445,985)	7,753	(34,930)	(159)	(10,022)

11,748	(445,985)	7,753	(34,930)	(159)	(10,022)
29,560	447,848	11,281	46,113	15,180	29,171

44,407	3,956	21,361	11,957	17,956	20,971

96,820	69,987	18,197	25,811	44,902	31,556
(17,946)	(24,831)	(24,431)	(4,697)	(7,684)	(10,975)
—	(1)	—	—	—	—
(18,653)	(566,403)	194,649	7,374	1,369	34,037

60,221	(521,248)	188,415	28,488	38,587	54,618

104,628	(517,292)	209,776	40,445	56,543	75,589
185,772	703,064	96,452	56,007	101,134	25,545

$290,400	$185,772	$306,228	$96,452	$157,677	$101,134

57

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized Value Trust Series 1		Overseas Equity Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09
Income:
Dividend income distribution	—	$4	$16,769	$44,386

Total Investment Income	—	4	16,769	44,386
Expenses:
Mortality and expense risk	4	20	—	—

Net investment income (loss)	(4)	(16)	16,769	44,386

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	141	(3,555)	(215,532)	(541,849)

Realized gains (losses)	141	(3,555)	(215,532)	(541,849)
Unrealized appreciation (depreciation) during the period	3	400	175,072	1,052,638

Net increase (decrease) in assets from operations	140	(3,171)	(23,691)	555,175

Changes from principal transactions:
Transfer of net premiums	25,271	—	8,183	75,026
Transfer on terminations	(22)	(5,471)	(21,953)	(221,384)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(25,387)	8,116	(2,403,505)	201,074

Net increase (decrease) in assets from principal transactions	(138)	2,645	(2,417,275)	54,716

Total increase (decrease) in assets	2	(526)	(2,440,966)	609,891
Assets, beginning of period	12	538	2,440,966	1,831,075

Assets, end of period	$14	$12	—	$2,440,966

(e)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(n)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

58

Sub-Account
Pacific Rim Trust Series 0		Pacific Rim Trust Series 1		Real Estate Securities Trust Series 0
Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$2,180	$5,812	$11,048	$23,781	$133,908	$143,485

2,180	5,812	11,048	23,781	133,908	143,485

—	—	4,596	13,114	—	—

2,180	5,812	6,452	10,667	133,908	143,485

—	—	—	—	—	—
113,688	(90,332)	(101,428)	(2,020,866)	624,194	(626,012)

113,688	(90,332)	(101,428)	(2,020,866)	624,194	(626,012)
(103,086)	312,129	145,105	2,587,393	1,005,367	1,765,397

12,782	227,609	50,129	577,194	1,763,469	1,282,870

8,785	75,098	41,491	125,040	423,894	523,248
(8,463)	(249,899)	(115,665)	(530,627)	(227,371)	(310,507)
—	(130)	3,640	7,208	—	(6)
(511,290)	(22,207)	(2,405,013)	(2,308,336)	21,475	560,131

(510,968)	(197,138)	(2,475,547)	(2,706,715)	217,998	772,866

(498,186)	30,471	(2,425,418)	(2,129,521)	1,981,467	2,055,736
498,186	467,715	2,425,418	4,554,939	5,547,371	3,491,635

—	$498,186	—	$2,425,418	$7,528,838	$5,547,371

59

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$237,829	$351,967	$780,339	$258,791

Total Investment Income	237,829	351,967	780,339	258,791
Expenses:
Mortality and expense risk	76,773	57,889	—	—

Net investment income (loss)	161,056	294,078	780,339	258,791

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	123,700
Net realized gains (losses)	(1,686,283)	(5,701,541)	45,576	(89,915)

Realized gains (losses)	(1,686,283)	(5,701,541)	45,576	33,785
Unrealized appreciation (depreciation) during the period	4,757,337	7,925,504	(361,379)	161,340

Net increase (decrease) in assets from operations	3,232,110	2,518,041	464,536	453,916

Changes from principal transactions:
Transfer of net premiums	418,136	478,732	842,762	151,782
Transfer on terminations	(2,337,158)	(3,395,698)	(221,468)	(152,285)
Transfer on policy loans	46,002	148,587	(1,406)	(723)
Net interfund transfers	359,776	(280,997)	2,167,194	2,406,357

Net increase (decrease) in assets from principal transactions	(1,513,244)	(3,049,376)	2,787,082	2,405,131

Total increase (decrease) in assets	1,718,866	(531,335)	3,251,618	2,859,047
Assets, beginning of period	12,238,675	12,770,010	3,759,357	900,310

Assets, end of period	$13,957,541	$12,238,675	$7,010,975	$3,759,357

See accompanying notes.

60

Sub-Account
Real Return Bond Trust Series 1		Science & Technology Trust Series 0		Science & Technology Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$553,396	$372,364	$1	—	$4	—

553,396	372,364	1	—	4	—

21,849	18,637	—	—	29,721	24,651

531,547	353,727	1	—	(29,717)	(24,651)

—	259,321	—	—	—	—
98,466	(574,022)	168,318	120,281	449,281	(1,034,097)

98,466	(314,701)	168,318	120,281	449,281	(1,034,097)
(269,666)	628,212	(4,062)	271,187	923,720	3,378,527

360,347	667,238	164,257	391,468	1,343,284	2,319,779

130,875	89,987	108,268	124,438	176,411	131,439
(194,936)	(1,813,255)	(197,927)	(287,230)	(362,586)	(584,007)
14,268	21,600	(205)	(20,856)	952	3,060
545,159	(167,780)	90,946	91,674	56,570	(1,371,927)

495,366	(1,869,448)	1,082	(91,974)	(128,653)	(1,821,435)

855,713	(1,202,210)	165,339	299,494	1,214,631	498,344
4,034,568	5,236,778	785,456	485,962	5,600,349	5,102,005

$4,890,281	$4,034,568	$950,795	$785,456	$6,814,980	$5,600,349

61

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short-Term Bond Trust Series 0		Short Term Government Income Trust Series 0
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (be)
Income:
Dividend income distribution	$13,251	$15,559	$37,549

Total Investment Income	13,251	15,559	37,549
Expenses:
Mortality and expense risk	—	—	—

Net investment income (loss)	13,251	15,559	37,549

Realized gains (losses) on investments:
Capital gain distributions	—	—	853
Net realized gains (losses)	33,190	2,319	60,912

Realized gains (losses)	33,190	2,319	61,765
Unrealized appreciation (depreciation) during the period	(26,249)	33,216	(37,393)

Net increase (decrease) in assets from operations	20,192	51,094	61,921

Changes from principal transactions:
Transfer of net premiums	6,824	51,727	68,148
Transfer on terminations	(13,721)	(18,217)	(116,732)
Transfer on policy loans	(10,111)	(4)	(1,419)
Net interfund transfers	(336,775)	176,285	2,350,895

Net increase (decrease) in assets from principal transactions	(353,783)	209,791	2,300,892

Total increase (decrease) in assets	(333,591)	260,885	2,362,813
Assets, beginning of period	333,591	72,706	—

Assets, end of period	—	$333,591	$2,362,813

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

62

Sub-Account
Short Term Government Income Trust Series 1	Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$58,479	—	—	—	—

58,479	—	—	—	—

11,207	—	—	3,111	1,628

47,272	—	—	(3,111)	(1,628)

705	—	—	—	—
33,841	624,663	(749,882)	58,719	104,443

34,546	624,663	(749,882)	58,719	104,443
(25,508)	189,306	1,605,777	120,405	84,936

56,310	813,969	855,895	176,013	187,751

86,404	158,026	239,996	32,191	2,238
(682,929)	(174,977)	(367,947)	(36,983)	(742,104)
1,268	—	(7)	—	(294)
4,491,813	(38,268)	563,651	472,488	834,068

3,896,556	(55,219)	435,693	467,696	93,908

3,952,866	758,750	1,291,588	643,709	281,659
—	3,584,964	2,293,376	350,191	68,532

$3,952,866	$4,343,714	$3,584,964	$993,900	$350,191

63

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$10,748	$9,456	$10,935	$16,217

Total Investment Income	10,748	9,456	10,935	16,217
Expenses:
Mortality and expense risk	—	—	10,072	10,712

Net investment income (loss)	10,748	9,456	863	5,505

Realized gains (losses) on investments:
Capital gain distributions	—	21,645	—	99,631
Net realized gains (losses)	156,741	(87,627)	132,973	(1,425,949)

Realized gains (losses)	156,741	(65,982)	132,973	(1,326,318)
Unrealized appreciation (depreciation) during the period	294,169	353,195	366,361	1,718,258

Net increase (decrease) in assets from operations	461,658	296,669	500,197	397,445

Changes from principal transactions:
Transfer of net premiums	551,588	306,517	18,795	99,785
Transfer on terminations	(198,645)	(199,506)	(212,218)	(3,825,710)
Transfer on policy loans	(38,995)	(250)	337	(566)
Net interfund transfers	168,788	460,667	234,913	2,405,705

Net increase (decrease) in assets from principal transactions	482,736	567,428	41,827	(1,320,786)

Total increase (decrease) in assets	944,394	864,097	542,024	(923,341)
Assets, beginning of period	1,289,837	425,740	2,052,561	2,975,902

Assets, end of period	$2,234,231	$1,289,837	$2,594,585	$2,052,561

See accompanying notes.

64

Sub-Account
Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1		Small Cap Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

—	—	—	—	$24,829	$26,956

—	—	—	—	24,829	26,956

—	—	5,061	4,367	—	—

—	—	(5,061)	(4,367)	24,829	26,956

—	—	—	—	—	—
7,981	(1,353)	55,769	(535,793)	601,707	(608,542)

7,981	(1,353)	55,769	(535,793)	601,707	(608,542)
21,718	19,476	114,331	682,931	710,050	1,539,031

29,699	18,123	165,039	142,771	1,336,586	957,445

12,332	11,585	28,707	32,222	318,425	268,816
(12,673)	(12,797)	(131,044)	(109,726)	(132,799)	(119,676)
—	—	(196)	1,299	—	(337)
49,178	19,193	375,921	80,639	364,413	758,747

48,837	17,981	273,388	4,434	550,039	907,550

78,536	36,104	438,427	147,205	1,886,625	1,864,995
62,221	26,117	923,018	775,813	4,523,174	2,658,179

$140,757	$62,221	$1,361,445	$923,018	$6,409,799	$4,523,174

65

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust Series 1		Small Company Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (an)
Income:
Dividend income distribution	$1,373	$1,283	$18

Total Investment Income	1,373	1,283	18
Expenses:
Mortality and expense risk	1,886	1,257	404

Net investment income (loss)	(513)	26	(386)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	26,752	(173,727)	(863,251)

Realized gains (losses)	26,752	(173,727)	(863,251)
Unrealized appreciation (depreciation) during the period	65,035	155,901	852,401

Net increase (decrease) in assets from operations	91,274	(17,800)	(11,236)

Changes from principal transactions:
Transfer of net premiums	9,433	1,430	73
Transfer on terminations	(17,727)	(36,244)	(29,566)
Transfer on policy loans	—	—	—
Net interfund transfers	59,448	(221,147)	(1,184,620)

Net increase (decrease) in assets from principal transactions	51,154	(255,961)	(1,214,113)

Total increase (decrease) in assets	142,428	(273,761)	(1,225,349)
Assets, beginning of period	308,717	582,478	1,225,349

Assets, end of period	$451,145	$308,717	—

(an)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

66

Sub-Account
Small Company Value Trust Series 0		Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)

$12,213	$3,222	$97,198	$28,271	—	—

12,213	3,222	97,198	28,271	—	—

—	—	30,353	31,969	—	—

12,213	3,222	66,845	(3,698)	—	—

—	102,978	—	1,035,410	3,638	—
93,129	(331,552)	(30,359)	(3,674,689)	15,952	(163)

93,129	(228,574)	(30,359)	(2,639,279)	19,590	(163)
53,147	442,517	1,321,667	4,220,846	26,654	9,054

158,489	217,165	1,358,153	1,577,869	46,244	8,891

112,157	198,409	188,439	427,853	38,017	3,807
(219,166)	(234,614)	(1,044,039)	(3,154,604)	(118,611)	(2,031)
—	(2)	24,415	18,500	—	—
73,205	(274,736)	(591,716)	(805,722)	26,626	188,608

(33,804)	(310,943)	(1,422,901)	(3,513,973)	(53,968)	190,384

124,685	(93,778)	(64,748)	(1,936,104)	(7,724)	199,275
796,777	890,555	7,560,437	9,496,541	199,275	—

$921,462	$796,777	$7,495,689	$7,560,437	$191,551	$199,275

67

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Smaller Company Growth Trust Series 1		Strategic Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/09
Income:
Dividend income distribution	—	—	$94,735	$36,405

Total Investment Income	—	—	94,735	36,405
Expenses:
Mortality and expense risk	107,364	14,211	—	—

Net investment income (loss)	(107,364)	(14,211)	94,735	36,405

Realized gains (losses) on investments:
Capital gain distributions	267,017	—	—	—
Net realized gains (losses)	408,085	4,742	30,526	(2,166)

Realized gains (losses)	675,102	4,742	30,526	(2,166)
Unrealized appreciation (depreciation) during the period	3,217,690	890,726	(35,294)	58,844

Net increase (decrease) in assets from operations	3,785,428	881,257	89,967	93,083

Changes from principal transactions:
Transfer of net premiums	788,036	163,398	139,713	83,614
Transfer on terminations	(3,028,607)	(391,901)	(34,107)	(76,762)
Transfer on policy loans	135,193	21,070	(1,435)	—
Net interfund transfers	(467,579)	17,344,015	(698,353)	314,686

Net increase (decrease) in assets from principal transactions	(2,572,957)	17,136,582	(594,182)	321,538

Total increase (decrease) in assets	1,212,471	18,017,839	(504,215)	414,621
Assets, beginning of period	18,017,839	—	504,215	89,594

Assets, end of period	$19,230,310	$18,017,839	—	$504,215

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.
(ba)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

68

Sub-Account
Strategic Bond Trust Series 1		Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1
Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09

$201,808	$121,604	$123,610	$14,711	$201,206	$29,698

201,808	121,604	123,610	14,711	201,206	29,698

8,887	9,256	—	—	5,028	1,614

192,921	112,348	123,610	14,711	196,178	28,084

—	—	—	—	—	—
78,470	(346,583)	23,031	6,349	25,604	(61,526)

78,470	(346,583)	23,031	6,349	25,604	(61,526)
(68,038)	559,730	(57,644)	10,146	(111,195)	86,567

203,353	325,495	88,997	31,206	110,587	53,125

108,240	147,547	125,867	51,626	23,650	40,231
(82,751)	(270,257)	(80,141)	(19,812)	(115,609)	(115,762)
39	4,358	(3,000)	—	22	—
(1,823,540)	(292,601)	1,019,502	319,592	1,932,012	(449,605)

(1,798,012)	(410,953)	1,062,228	351,406	1,840,075	(525,136)

(1,594,659)	(85,458)	1,151,225	382,612	1,950,662	(472,011)
1,594,659	1,680,117	398,301	15,689	679,706	1,151,717

—	$1,594,659	$1,549,526	$398,301	$2,630,368	$679,706

69

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B Series 0		Total Return Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$388,945	$358,260	$416,562	$401,956

Total Investment Income	388,945	358,260	416,562	401,956
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	388,945	358,260	416,562	401,956

Realized gains (losses) on investments:
Capital gain distributions	—	—	276,093	227,837
Net realized gains (losses)	207,562	12,700	142,712	(21,632)

Realized gains (losses)	207,562	12,700	418,805	206,205
Unrealized appreciation (depreciation) during the period	(60,012)	27,515	279,782	271,251

Net increase (decrease) in assets from operations	536,495	398,475	1,115,149	879,412

Changes from principal transactions:
Transfer of net premiums	382,979	113,743	2,813,548	968,793
Transfer on terminations	(271,890)	(301,807)	(1,034,509)	(538,570)
Transfer on policy loans	—	—	(47,501)	(727)
Net interfund transfers	1,099,956	1,870,463	6,170,177	8,417,130

Net increase (decrease) in assets from principal transactions	1,211,045	1,682,399	7,901,715	8,846,626

Total increase (decrease) in assets	1,747,540	2,080,874	9,016,864	9,726,038
Assets, beginning of period	7,122,388	5,041,514	12,583,045	2,857,007

Assets, end of period	$8,869,928	$7,122,388	$21,599,909	$12,583,045

See accompanying notes.

70

Sub-Account
Total Return Trust Series 1		Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$1,103,567	$1,837,215	$21,717	$14,828	$23,624	$10,327

1,103,567	1,837,215	21,717	14,828	23,624	10,327

193,185	194,364	—	—	6,974	5,218

910,382	1,642,851	21,717	14,828	16,650	5,109

794,901	2,347,016	—	—	—	—
2,320,974	(584,852)	90,440	(75,674)	21,779	(759,303)

3,115,875	1,762,164	90,440	(75,674)	21,779	(759,303)
(707,009)	2,423,756	158,737	281,671	254,865	786,415

3,319,248	5,828,771	270,894	220,825	293,294	32,221

313,333	373,286	210,799	148,117	54,681	55,932
(3,948,815)	(15,390,826)	(207,999)	(136,961)	(147,488)	(382,838)
69,907	102,090	—	(5)	—	—
900,010	10,633,363	390,039	613,911	969,629	(625,346)

(2,665,565)	(4,282,087)	392,839	625,062	876,822	(952,252)

653,683	1,546,684	663,733	845,887	1,170,116	(920,031)
45,086,578	43,539,894	1,045,820	199,933	729,447	1,649,478

$45,740,261	$45,086,578	$1,709,553	$1,045,820	$1,899,563	$729,447

71

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09
Income:
Dividend income distribution	$22,010	$46,221	$42,526	$92,307

Total Investment Income	22,010	46,221	42,526	92,307
Expenses:
Mortality and expense risk	—	—	5,552	20,235

Net investment income (loss)	22,010	46,221	36,974	72,072

Realized gains (losses) on investments:
Capital gain distributions	71,468	26,716	141,486	96,724
Net realized gains (losses)	(57,367)	6,052	(103,006)	(127,764)

Realized gains (losses)	14,101	32,768	38,480	(31,040)
Unrealized appreciation (depreciation) during the period	(2,548)	7,565	(9,321)	349,444

Net increase (decrease) in assets from operations	33,563	86,554	66,133	390,476

Changes from principal transactions:
Transfer of net premiums	3,864	18,871	44,187	106,734
Transfer on terminations	(57,731)	(226,572)	(199,036)	(2,429,816)
Transfer on policy loans	493	(938)	(644)	1,012
Net interfund transfers	(1,534,337)	1,482,830	(2,763,833)	(2,740,720)

Net increase (decrease) in assets from principal transactions	(1,587,711)	1,274,191	(2,919,326)	(5,062,790)

Total increase (decrease) in assets	(1,554,148)	1,360,745	(2,853,193)	(4,672,314)
Assets, beginning of period	1,554,148	193,403	2,853,193	7,525,507

Assets, end of period	—	$1,554,148	—	$2,853,193

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(bb)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

72

Sub-Account
U.S. High Yield Bond Trust Series 0	U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
Year Ended Dec. 31/10 (bb)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bb)	Year Ended Dec. 31/09	Year Ended Dec. 31/090 (aw)

$167,090	$22,987	$374,003	$37,105	$607

167,090	22,987	374,003	37,105	607

—	—	2,829	1,928	—

167,090	22,987	371,174	35,177	607

140,983	—	310,607	—	—
(252,765)	(2,451)	(600,884)	158,193	(22,749)

(111,782)	(2,451)	(290,277)	158,193	(22,749)
(22,149)	44,044	(12,034)	18,341	22,016

33,159	64,580	68,863	211,711	(126)

38,286	87,975	28,236	5,501	6,903
(27,510)	(25,329)	(22,093)	(1,230,340)	(1,586)
—	—	—	—	—
(328,237)	(14,800)	(397,347)	1,318,180	(53,279)

(317,461)	47,846	(391,204)	93,341	(47,962)

(284,302)	112,426	(322,341)	305,052	(48,088)
284,302	171,876	322,341	17,289	48,088

—	$284,302	—	$322,341	—

73

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust Series 1	Utilities Trust Series 0
	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$50,481	$22,730	$39,218

Total Investment Income	50,481	22,730	39,218
Expenses:
Mortality and expense risk	16,035	—	—

Net investment income (loss)	34,446	22,730	39,218

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(4,002,347)	4,292	(171,617)

Realized gains (losses)	(4,002,347)	4,292	(171,617)
Unrealized appreciation (depreciation) during the period	3,780,851	65,579	391,365

Net increase (decrease) in assets from operations	(187,050)	92,601	258,966

Changes from principal transactions:
Transfer of net premiums	142,576	103,560	95,418
Transfer on terminations	(1,193,225)	(78,946)	(837,868)
Transfer on policy loans	174,040	(2,049)	(9)
Net interfund transfers	(7,994,190)	376,441	346,865

Net increase (decrease) in assets from principal transactions	(8,870,799)	399,006	(395,594)

Total increase (decrease) in assets	(9,057,849)	491,607	(136,628)
Assets, beginning of period	9,057,849	521,594	658,222

Assets, end of period	—	$1,013,201	$521,594

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

74

Sub-Account
Utilities Trust Series 1		Value Trust Series 0		Value Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$36,505	$55,385	$5,449	$4,346	$33,286	$58,973

36,505	55,385	5,449	4,346	33,286	58,973

8,067	8,487	—	—	18,339	22,081

28,438	46,898	5,449	4,346	14,947	36,892

—	—	—	—	—	—
20,144	(1,988,258)	34,487	(35,012)	147,744	(2,363,769)

20,144	(1,988,258)	34,487	(35,012)	147,744	(2,363,769)
153,149	2,185,225	61,082	179,051	489,307	4,133,787

201,731	243,865	101,018	148,385	651,998	1,806,910

71,613	213,582	125,291	120,760	55,631	69,527
(68,770)	(500,242)	(117,771)	(124,224)	(873,980)	(6,056,221)
20,116	9,763	—	(1)	(4,944)	6,427
(50,649)	(2,067,226)	(183,501)	202,827	118,320	2,156,806

(27,690)	(2,344,123)	(175,981)	199,362	(704,973)	(3,823,461)

174,041	(2,100,258)	(74,963)	347,747	(52,975)	(2,016,551)
1,494,713	3,594,971	659,988	312,241	3,571,204	5,587,755

$1,668,754	$1,494,713	$585,025	$659,988	$3,518,229	$3,571,204

75

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Total
	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$14,883,067	$12,693,581

Total Investment Income	14,883,067	12,693,581
Expenses:
Mortality and expense risk	1,725,217	1,965,323

Net investment income (loss)	13,157,850	10,728,258

Realized gains (losses) on investments:
Capital gain distributions	3,998,661	20,134,106
Net realized gains (losses)	9,205,743	(150,439,710)

Realized gains (losses)	13,204,404	(130,305,604)
Unrealized appreciation (depreciation) during the period	43,829,217	231,728,470

Net increase (decrease) in assets from operations	70,191,471	112,151,124

Changes from principal transactions:
Transfer of net premiums	84,653,433	82,281,055
Transfer on terminations	(72,050,498)	(178,882,691)
Transfer on policy loans	(1,299,170)	(965,689)
Net interfund transfers	(12,226,981)	(61,596,999)

Net increase (decrease) in assets from principal transactions	(923,216)	(159,164,324)

Total increase (decrease) in assets	69,268,255	(47,013,200)
Assets, beginning of period	581,777,430	628,790,630

Assets, end of period	$651,045,685	$581,777,430

See accompanying notes.

76

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements

December 31, 2010

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 126 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 1 sub-account that invests in shares of other outside investment trusts as of December 31, 2010. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Strategic Income Trust	Strategic Income Opportunities Trust	May 3, 2010

77

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The following sub-accounts of the Account were commenced as investment options:

New Fund	Effective Date
American Global Growth Trust	November 8, 2010
American Global Small Capitalization Trust	November 8, 2010
American High-Income Bond Trust	November 8, 2010
International Equity Index Trust A	May 3, 2010
Short Term Government Income Trust	May 3, 2010
Ultra Short Term Bond Trust	November 8, 2010

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
All Cap Growth Trust	Capital Appreciation Trust	May 3, 2010
Overseas Equity Trust	International Value Trust	May 3, 2010
Pacific Rim Trust	International Equity Index Trust A	May 3, 2010
Short-Term Bond Trust	Short Term Government Income Trust	May 3, 2010
Strategic Bond Trust	Strategic Income Opportunities Trust	November 8, 2010
U.S. Government Securities Trust	Short Term Government Income Trust	May 3, 2010
U.S. High Yield Trust	High Yield Trust	November 8, 2010

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

78

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2010.

Mutual Funds
Level 1	$651,045,685
Level 2	—
Level 3	—

$651,045,685

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

79

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

5.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$9,769,835	$8,538,408
500 Index Trust Series 1	3,023,877	4,458,932
Active Bond Trust Series 0	293,262	155,705
Active Bond Trust Series 1	679,080	621,792
All Cap Core Trust Series 0	83,954	21,364
All Cap Core Trust Series 1	76,270	679,153
All Cap Growth Trust Series 0	8,329	59,283
All Cap Growth Trust Series 1	20,839	953,353
All Cap Value Trust Series 0	320,658	710,039
All Cap Value Trust Series 1	2,242,731	1,192,494
Alpha Opportunities Trust Series 0	31,482	226,484
Alpha Opportunities Trust Series 1	885	24
American Asset Allocation Trust Series 1	2,247,752	3,977,348
American Blue Chip Income and Growth Trust Series 1	1,010,650	477,315
American Bond Trust Series 1	1,536,306	1,157,459
American Fundamental Holdings Trust Series 1	14,449	419
American Global Diversification Trust Series 1	142,521	74,038
American Global Growth Trust Series 1	309,025	26
American Growth Trust Series 1	9,211,415	7,923,117
American Growth-Income Trust Series 1	1,351,233	3,640,691
American International Trust Series 1	14,585,672	14,306,921
American New World Trust Series 1	685,793	205,184

80

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Balanced Trust Series 0	$26,462	$5,155
Balanced Trust Series 1	33,023	180
Blue Chip Growth Trust Series 0	4,844,533	2,012,327
Blue Chip Growth Trust Series 1	6,957,697	9,607,473
Capital Appreciation Trust Series 0	218,501	107,370
Capital Appreciation Trust Series 1	3,220,199	3,214,099
Capital Appreciation Value Trust Series 0	126,268	15,024
Capital Appreciation Value Trust Series 1	649,545	111,499
Core Allocation Plus Trust Series 0	5,714	113
Core Allocation Plus Trust Series 1	3,004,731	3,062,133
Core Bond Trust Series 0	612,426	23,389
Core Bond Trust Series 1	189,460	151,731
Core Diversified Growth & Income Trust Series 1	7,148	19,475
Core Strategy Trust Series 0	89,206	2,014
Core Strategy Trust Series 1	66	542
Disciplined Diversification Trust Series 0	89,353	169,861
Disciplined Diversification Trust Series 1	43,720	637
Emerging Markets Value Trust Series 0	837,040	623,343
Emerging Markets Value Trust Series 1	798,482	429,339
Equity-Income Trust Series 0	5,733,352	2,653,884
Equity-Income Trust Series 1	6,749,887	6,788,341
Financial Services Trust Series 0	159,414	90,410
Financial Services Trust Series 1	1,205,518	954,197
Franklin Templeton Founding Allocation Trust Series 0	420,032	154,314
Fundamental Value Trust Series 0	1,447,316	1,208,301
Fundamental Value Trust Series 1	5,484,523	5,537,836
Global Bond Trust Series 0	6,087,738	2,491,730
Global Bond Trust Series 1	2,730,168	2,154,897
Global Trust Series 0	167,526	181,457
Global Trust Series 1	818,113	805,490
Health Sciences Trust Series 0	394,121	382,305
Health Sciences Trust Series 1	1,031,899	1,305,270
High Yield Trust Series 0	2,525,905	1,174,825
High Yield Trust Series 1	7,746,001	4,658,682
International Core Trust Series 0	102,562	324,000
International Core Trust Series 1	1,620,889	2,974,599
International Equity Index Trust A Series 0	288,563	33,103
International Equity Index Trust A Series 1	6,025,836	2,564,772
International Equity Index Trust B Series 0	4,203,354	2,525,848
International Opportunities Trust Series 0	2,019,269	1,318,433
International Opportunities Trust Series 1	549,062	855,565
International Small Company Trust Series 0	281,919	140,144
International Small Company Trust Series 1	1,674,861	1,908,088
International Value Trust Series 0	3,795,651	1,287,927
International Value Trust Series 1	5,429,562	6,792,399
Investment Quality Bond Trust Series 0	574,630	193,154
Investment Quality Bond Trust Series 1	1,495,631	1,848,529
Large Cap Trust Series 0	440,113	328,375
Large Cap Trust Series 1	842,581	1,220,866
Large Cap Value Trust Series 0	688,668	416,631
Large Cap Value Trust Series 1	253,503	1,804,726

81

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Lifestyle Aggressive Trust Series 0	$4,614,837	$1,892,848
Lifestyle Aggressive Trust Series 1	1,372,973	4,085,024
Lifestyle Balanced Trust Series 0	8,709,829	2,471,240
Lifestyle Balanced Trust Series 1	7,716,995	5,833,032
Lifestyle Conservative Trust Series 0	2,378,582	407,205
Lifestyle Conservative Trust Series 1	1,710,726	1,287,857
Lifestyle Growth Trust Series 0	9,290,374	4,491,266
Lifestyle Growth Trust Series 1	2,901,832	6,811,579
Lifestyle Moderate Trust Series 0	3,548,003	2,448,720
Lifestyle Moderate Trust Series 1	2,446,383	1,890,595
Mid Cap Index Trust Series 0	2,042,745	645,754
Mid Cap Index Trust Series 1	5,873,490	6,581,712
Mid Cap Stock Trust Series 0	1,399,258	1,483,556
Mid Cap Stock Trust Series 1	3,753,428	4,991,990
Mid Value Trust Series 0	2,685,629	2,457,558
Mid Value Trust Series 1	2,257,755	2,644,434
Money Market Trust B Series 0	40,857,273	48,255,827
Money Market Trust Series 1	52,878,090	67,479,643
Natural Resources Trust Series 0	885,004	1,441,561
Natural Resources Trust Series 1	3,257,330	3,080,223
Optimized All Cap Trust Series 0	104,687	41,368
Optimized All Cap Trust Series 1	1,163,167	972,425
Optimized Value Trust Series 0	49,241	7,719
Optimized Value Trust Series 1	16,992	17,135
Overseas Equity Trust Series 0	529,521	2,930,028
Pacific Rim Trust Series 0	109,583	618,370
Pacific Rim Trust Series 1	343,063	2,812,158
Real Estate Securities Trust Series 0	2,452,127	2,100,221
Real Estate Securities Trust Series 1	3,032,363	4,384,552
Real Return Bond Trust Series 0	5,003,675	1,436,253
Real Return Bond Trust Series 1	3,226,620	2,199,707
Science & Technology Trust Series 0	501,910	500,828
Science & Technology Trust Series 1	3,225,116	3,383,486
Short Term Government Income Trust Series 0	5,291,525	2,952,231
Short Term Government Income Trust Series 1	6,449,478	2,504,945
Short-Term Bond Trust Series 0	441,962	782,493
Small Cap Growth Trust Series 0	2,142,849	2,198,069
Small Cap Growth Trust Series 1	961,009	496,424
Small Cap Index Trust Series 0	1,171,861	678,377
Small Cap Index Trust Series 1	1,603,955	1,561,264
Small Cap Opportunities Trust Series 0	75,145	26,308
Small Cap Opportunities Trust Series 1	1,541,001	1,272,674
Small Cap Value Trust Series 0	2,522,782	1,947,913
Small Cap Value Trust Series 1	205,442	154,801
Small Company Value Trust Series 0	401,113	422,704
Small Company Value Trust Series 1	3,779,749	5,135,805
Smaller Company Growth Trust Series 0	88,527	138,856
Smaller Company Growth Trust Series 1	3,169,306	5,582,610
Strategic Bond Trust Series 0	800,415	1,299,863
Strategic Bond Trust Series 1	1,276,537	2,881,628

82

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Strategic Income Opportunities Trust Series 0	$1,365,781	$179,944
Strategic Income Opportunities Trust Series 1	2,680,439	644,185
Total Bond Market Trust B Series 0	6,057,571	4,457,580
Total Return Trust Series 0	11,081,213	2,486,844
Total Return Trust Series 1	34,163,149	35,123,433
Total Stock Market Index Trust Series 0	837,432	422,874
Total Stock Market Index Trust Series 1	1,213,616	320,144
U.S. Government Securities Trust Series 0	1,073,074	2,567,308
U.S. Government Securities Trust Series 1	1,952,217	4,693,083
U.S. High Yield Bond Trust Series 0	536,103	545,489
U.S. High Yield Bond Trust Series 1	1,519,857	1,229,280
Utilities Trust Series 0	593,705	171,970
Utilities Trust Series 1	642,949	642,202
Value Trust Series 0	410,281	580,813
Value Trust Series 1	1,757,116	2,447,142
All Asset Portfolio	1,197,271	848,023

	$421,730,790	$405,497,504

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charge, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

9.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 31, 2011 and has determined that no events have occurred that require additional disclosure.

83

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,301,021	1,219,448	1,025,869	962,976	1,649,564
Units issued	517,339	698,381	805,900	588,557	497,491
Units redeemed	(527,756)	(616,808)	(612,321)	(525,664)	(1,184,079)

Units, end of period	1,290,604	1,301,021	1,219,448	1,025,869	962,976

Unit value, end of period $	14.53 to 24.18	12.77 to 21.05	10.17 to 16.66	16.28 to 26.53	15.57 to 25.20
Assets, end of period $	26,434,250	22,312,778	16,165,681	20,742,059	17,764,778
Investment income ratio*	1.84%	2.30%	2.35%	3.00%	1.22%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.70%	0.40% to 0.70%
Total return, lowest to highest***	14.06% to 14.85%	25.53% to 26.36%	(37.60%) to (37.19%)	4.51% to 5.25%	14.76% to 15.56%

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	622,022	1,495,132	1,964,200	895,420	1,012,464
Units issued	257,975	1,120,394	694,681	2,318,216	705,327
Units redeemed	(398,133)	(1,993,504)	(1,163,749)	(1,249,436)	(822,371)

Units, end of period	481,864	622,022	1,495,132	1,964,200	895,420

Unit value, end of period $	11.73 to 12.21	10.29 to 10.67	8.22 to 8.49	13.16 to 13.53	12.47 to 12.91
Assets, end of period $	5,812,898	6,527,296	12,533,893	26,274,333	11,434,368
Investment income ratio*	1.35%	1.52%	0.68%	2.26%	0.90%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%
Total return, lowest to highest***	14.03% to 14.48%	25.13% to 25.64%	(37.51%) to (37.26%)	4.39% to 4.83%	14.52% to 15.15%

84

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	4,896	10,376	10,394	2,511	—
Units issued	4,921	3,279	13,837	11,919	11,827
Units redeemed	(2,976)	(8,759)	(13,855)	(4,036)	(9,316)

Units, end of period	6,841	4,896	10,376	10,394	2,511

Unit value, end of period $	57.02	50.05	40.09	44.78	43.05
Assets, end of period $	389,972	245,021	415,916	465,396	108,061
Investment income ratio*	10.01%	4.48%	5.06%	12.60%	22.71%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.91%	24.86%	(10.48%) to (7.37%)	4.03%	4.54%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	86,344	67,710	141,516	339,657	329,188
Units issued	36,499	108,085	174,296	133,020	111,305
Units redeemed	(39,250)	(89,451)	(248,102)	(331,161)	(100,836)

Units, end of period	83,593	86,344	67,710	141,516	339,657

Unit value, end of period $	16.91 to 17.34	14.95 to 15.19	12.06 to 12.21	13.54 to 13.69	13.11 to 13.18
Assets, end of period $	1,419,732	1,297,722	820,988	1,929,828	4,464,604
Investment income ratio*	7.99%	9.00%	4.00%	9.09%	2.60%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	13.11% to 13.62%	24.00% to 24.44%	(11.11%) to (10.80%)	3.30% to 3.73%	3.70% to 4.05%

85

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	15,886	—
Units issued	379	15,886
Units redeemed	(15,941)	—

Units, end of period	324	15,886

Unit value, end of period $	14.89	12.73
Assets, end of period $	4,817	202,244
Investment income ratio*	0.35%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	16.98%	27.31%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Sub-Account
Alpha Opportunities Trust Series 1
Year Ended Dec. 31/10 (g)
Units, beginning of period	—
Units issued	70
Units redeemed	(2)

Units, end of period	68

Unit value, end of period $	13.97
Assets, end of period $	949
Investment income ratio*	0.70%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	16.17%

(g)	Fund available in prior year but no activity.

86

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/10 (bf)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	116,482	50,680	52,918	51,984	36,420
Units issued	69,869	97,260	51,452	29,880	33,107
Units redeemed	(54,479)	(31,458)	(53,690)	(28,946)	(17,543)

Units, end of period	131,872	116,482	50,680	52,918	51,984

Unit value, end of period $	13.58 to 18.35	12.05 to 16.67	9.93 to 13.72	16.32 to 16.45	15.21 to 15.30
Assets, end of period $	1,987,169	1,563,518	671,955	867,298	793,435
Investment income ratio*	6.94%	9.51%	5.40%	6.92%	5.36%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.35% to 0.65%	0.00% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	11.98% to 12.71%	20.52% to 20.89%	(16.71%) to (12.60%)	7.29% to 7.52%	3.68% to 3.89%

(bf)	Fund has no Series. Previously presented as Series 0 and Series 1.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	14,832	1,899	2,196	23	—
Units issued	7,798	15,567	207,065	2,544	24
Units redeemed	(2,043)	(2,634)	(207,362)	(371)	(1)

Units, end of period	20,587	14,832	1,899	2,196	23

Unit value, end of period $	11.71	10.36	8.05	13.34	12.98
Assets, end of period $	241,137	153,621	15,283	29,280	295
Investment income ratio*	1.26%	2.08%	1.09%	1.93%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.09%	28.61%	(39.60%) to (26.69%)	2.70%	14.77%

(g)	Fund available in prior year but no activity.

87

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	68,668	411,878	556,146	234,795	180,858
Units issued	4,369	79,155	155,444	480,351	126,247
Units redeemed	(43,712)	(422,365)	(299,712)	(159,000)	(72,310)

Units, end of period	29,325	68,668	411,878	556,146	234,795

Unit value, end of period $	17.08 to 17.78	15.29 to 15.77	11.98 to 12.31	19.90 to 20.46	10.80 to 19.99
Assets, end of period $	504,744	1,059,003	5,019,487	11,287,106	4,565,986
Investment income ratio*	0.76%	1.25%	1.55%	1.52%	0.64%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	12.25% to 12.70%	27.62% to 28.08%	(40.02%) to (39.81%)	1.95% to 2.35%	13.95% to 14.40%

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	4,982	5,749	1,662	69	—
Units issued	840	5,181	5,687	23,363	71
Units redeemed	(5,822)	(5,948)	(1,600)	(21,770)	(2)

Units, end of period	—	4,982	5,749	1,662	69

Unit value, end of period $	10.25	9.80	8.09	13.92	12.42
Assets, end of period $	—	48,806	46,490	23,129	847
Investment income ratio*	0.12%	0.67%	0.81%	0.07%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	4.64%	21.13%	(41.91%) to (26.41%)	12.08%	6.63%

(b)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.
(g)	Fund available in prior year but no activity.

88

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	52,523	164,443	167,960	192,315	377,588
Units issued	1,167	77,295	90,328	44,827	87,667
Units redeemed	(53,690)	(189,215)	(93,845)	(69,182)	(272,940)

Units, end of period	—	52,523	164,443	167,960	192,315

Unit value, end of period $	17.56 to 18.23	16.90 to 17.44	14.05 to 14.44	24.27 to 24.95	11.42 to 22.34
Assets, end of period $	—	892,872	2,348,296	4,091,403	4,175,639
Investment income ratio*	0.21%	0.51%	0.34%	0.05%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	4.39% to 4.53%	20.31% to 20.73%	(42.32%) to (42.12%)	11.27% to 11.72%	5.83% to 6.25%

(b)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	42,141	21,831	3,203	23	—
Units issued	24,757	44,155	22,505	4,384	24
Units redeemed	(51,856)	(23,845)	(3,877)	(1,204)	(1)

Units, end of period	15,042	42,141	21,831	3,203	23

Unit value, end of period $	14.67	12.38	9.78	13.74	12.64
Assets, end of period $	220,669	521,779	213,526	44,000	288
Investment income ratio*	0.20%	0.74%	2.30%	2.41%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	18.50%	26.59%	(28.80%) to (19.83%)	8.68%	13.82%

(g)	Fund available in prior year but no activity.

89

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	115,523	363,932	462,488	116,701	112,887
Units issued	129,563	33,538	67,408	390,109	81,884
Units redeemed	(65,811)	(281,947)	(165,964)	(44,322)	(78,070)

Units, end of period	179,275	115,523	363,932	462,488	116,701

Unit value, end of period $	19.05 to 19.90	16.21 to 16.71	12.88 to 13.23	18.21 to 18.64	16.92 to 17.21
Assets, end of period $	3,492,399	1,904,662	4,771,874	8,557,532	1,998,682
Investment income ratio*	0.46%	0.47%	0.80%	2.02%	0.80%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	17.59% to 18.12%	25.79% to 26.23%	(29.25%) to (28.99%)	7.62% to 8.01%	12.98% to 13.32%

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	1,347,946	29,748	—
Units issued	228,225	1,527,333	30,140
Units redeemed	(433,861)	(209,135)	(392)

Units, end of period	1,142,310	1,347,946	29,748

Unit value, end of period $	9.87 to 10.06	8.87 to 8.98	7.23 to 7.26
Assets, end of period $	11,308,578	11,976,200	215,822
Investment income ratio*	1.53%	2.77%	8.19%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.65%
Total return, lowest to highest***	11.27% to 12.07%	22.75% to 23.61%	(27.71%) to (27.39%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

90

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	112,395	235,456	198,959	269,745	141,580
Units issued	69,650	114,968	219,437	117,978	276,354
Units redeemed	(33,546)	(238,029)	(182,940)	(188,764)	(148,189)

Units, end of period	148,499	112,395	235,456	198,959	269,745

Unit value, end of period $	11.92 to 16.95	10.64 to 15.23	8.36 to 12.04	13.21 to 19.15	12.99 to 19.17
Assets, end of period $	2,262,559	1,502,607	2,652,929	3,540,621	5,160,481
Investment income ratio*	1.60%	1.30%	4.38%	2.35%	0.55%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	11.29% to 12.02%	26.52% to 27.32%	(37.14%) to (36.72%)	0.99% to 1.65%	16.24% to 16.99%

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	112,892	146,557	284,176	30,383	—
Units issued	106,822	109,801	237,329	417,624	34,152
Units redeemed	(82,702)	(143,466)	(374,948)	(163,831)	(3,769)

Units, end of period	137,012	112,892	146,557	284,176	30,383

Unit value, end of period $	11.92 to 14.41	11.24 to 13.68	10.02 to 12.27	11.10 to 13.68	10.78 to 13.40
Assets, end of period $	1,910,196	1,483,648	1,736,403	3,845,351	406,830
Investment income ratio*	2.80%	2.22%	8.31%	4.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	5.34% to 6.02%	11.48% to 12.21%	(10.30%) to (9.72%)	2.31% to 2.96%	5.89% to 6.57%

(g)	Fund available in prior year but no activity.

91

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	75	—
Units issued	1,187	149
Units redeemed	(30)	(74)

Units, end of period	1,232	75

Unit value, end of period $	13.01 to 13.15	11.87 to 11.92
Assets, end of period $	16,043	897
Investment income ratio*	3.18%	2.19%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	9.64% to 10.36%	18.70% to 19.20%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Global Diversification Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	6,219	—
Units issued	10,108	8,119
Units redeemed	(6,017)	(1,900)

Units, end of period	10,310	6,219

Unit value, end of period $	14.03 to 14.18	12.54 to 12.59
Assets, end of period $	145,634	78,010
Investment income ratio*	6.90%	1.89%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	11.85% to 12.57%	25.40% to 25.94%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

92

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
American Global Growth Trust Series 1
Year Ended Dec. 31/10 (bd)
Units, beginning of period	—
Units issued	30,482
Units redeemed	—

Units, end of period	30,482

Unit value, end of period $	10.09 to 10.10
Assets, end of period $	307,651
Investment income ratio*	6.23%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	0.90% to 0.99%

(bd)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,055,312	1,656,204	1,130,158	1,885,429	1,469,444
Units issued	602,474	1,119,034	1,206,254	653,970	690,357
Units redeemed	(507,202)	(1,719,926)	(680,208)	(1,409,241)	(274,372)

Units, end of period	1,150,584	1,055,312	1,656,204	1,130,158	1,885,429

Unit value, end of period $	13.48 to 19.34	11.40 to 16.46	8.21 to 11.93	14.71 to 21.52	13.15 to 19.59
Assets, end of period $	19,293,612	15,119,166	18,483,137	23,277,773	36,590,362
Investment income ratio*	0.36%	0.25%	2.08%	1.23%	0.29%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	17.47% to 18.24%	37.98% to 38.87%	(44.56%) to (44.20%)	11.20% to 11.94%	9.09% to 9.80%

93

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	839,780	158,070	246,940	164,133	168,096
Units issued	90,377	957,864	282,920	204,622	71,113
Units redeemed	(242,630)	(276,154)	(371,790)	(121,815)	(75,076)

Units, end of period	687,527	839,780	158,070	246,940	164,133

Unit value, end of period $	11.87 to 16.82	10.69 to 15.25	8.17 to 11.77	13.20 to 19.14	12.61 to 18.60
Assets, end of period $	11,141,813	12,417,690	1,533,150	4,332,011	3,009,500
Investment income ratio*	1.03%	1.61%	1.08%	2.32%	1.09%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	10.28% to 11.06%	29.88% to 30.79%	(38.48%) to (38.08%)	3.96% to 4.64%	14.06% to 14.80%

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,474,064	1,592,548	1,766,825	1,393,157	705,780
Units issued	680,229	761,348	777,351	740,354	930,416
Units redeemed	(683,208)	(879,832)	(951,628)	(366,686)	(243,039)

Units, end of period	1,471,085	1,474,064	1,592,548	1,766,825	1,393,157

Unit value, end of period $	15.45 to 25.92	14.46 to 24.41	10.14 to 17.23	17.60 to 30.09	14.72 to 25.64
Assets, end of period $	30,600,335	28,772,677	22,506,461	46,461,807	30,618,091
Investment income ratio*	1.68%	1.14%	3.64%	1.88%	0.71%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	6.19% to 6.88%	41.67% to 42.58%	(42.74%) to (42.37%)	18.80% to 19.58%	17.77% to 18.54%

94

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	1,441	—
Units issued	49,000	1,900
Units redeemed	(14,762)	(459)

Units, end of period	35,679	1,441

Unit value, end of period $	15.52 to 15.69	13.30 to 13.36
Assets, end of period $	556,143	19,195
Investment income ratio*	3.05%	4.29%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	16.67% to 17.43%	33.01% to 33.58%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	1,515	—
Units issued	2,068	1,520
Units redeemed	(433)	(5)

Units, end of period	3,150	1,515

Unit value, end of period $	13.41	11.91
Assets, end of period $	42,254	18,049
Investment income ratio*	1.18%	4.81%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.63%	19.11%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

95

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
Balanced Trust Series 1
Year Ended Dec. 31/10 (g)
Units, beginning of period	—
Units issued	2,668
Units redeemed	(8)

Units, end of period	2,660

Unit value, end of period $	13.26
Assets, end of period $	35,267
Investment income ratio*	2.12%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	11.86%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	151,164	51,156	31,993	11,570	—
Units issued	83,088	127,285	35,457	37,198	11,788
Units redeemed	(35,614)	(27,277)	(16,294)	(16,775)	(218)

Units, end of period	198,638	151,164	51,156	31,993	11,570

Unit value, end of period $	65.97	56.75	39.69	69.05	61.21
Assets, end of period $	13,104,521	8,578,346	2,030,472	2,209,133	708,170
Investment income ratio*	0.09%	0.19%	0.47%	0.85%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	16.25%	42.97%	(42.52%) to (28.71%)	12.81%	9.59%

(g)	Fund available in prior year but no activity.

96

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	691,737	759,580	996,389	1,083,341	1,450,904
Units issued	306,704	334,151	442,153	327,662	544,153
Units redeemed	(494,537)	(401,994)	(678,962)	(414,614)	(911,716)

Units, end of period	503,904	691,737	759,580	996,389	1,083,341

Unit value, end of period $	24.66 to 25.92	21.48 to 22.26	15.13 to 15.62	26.40 to 27.25	12.73 to 24.23
Assets, end of period $	12,605,486	13,629,384	10,660,570	25,026,470	24,026,155
Investment income ratio*	0.08%	0.13%	0.30%	0.71%	0.21%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	15.34% to 15.92%	41.96% to 42.54%	(42.91%) to (42.68%)	11.96% to 12.46%	8.82% to 9.30%

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	22,064	13,784	15,717	8,132	—
Units issued	17,891	23,788	80,292	21,870	8,767
Units redeemed	(8,588)	(15,508)	(82,225)	(14,285)	(635)

Units, end of period	31,367	22,064	13,784	15,717	8,132

Unit value, end of period $	13.88	12.41	8.72	13.89	12.43
Assets, end of period $	435,495	273,810	120,161	218,272	101,106
Investment income ratio*	0.22%	0.31%	0.21%	0.48%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	11.88%	42.35%	(37.24%) to (23.78%)	11.70%	2.38%

(g)	Fund available in prior year but no activity.

97

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	321,766	533,714	579,428	643,831	177,674
Units issued	259,764	300,813	275,841	206,246	782,997
Units redeemed	(266,122)	(512,761)	(321,555)	(270,649)	(316,840)

Units, end of period	315,408	321,766	533,714	579,428	643,831

Unit value, end of period $	13.24 to 13.89	11.97 to 12.34	8.47 to 8.70	13.53 to 13.90	12.21 to 12.46
Assets, end of period $	4,281,555	3,898,184	4,582,828	7,967,841	7,949,747
Investment income ratio*	0.13%	0.24%	0.45%	0.29%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	11.05% to 11.61%	41.37% to 41.87%	(37.63%) to (37.42%)	10.83% to 11.28%	1.56% to 1.90%

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/090 (g)
Units, beginning of period	15,751	—
Units issued	9,722	16,050
Units redeemed	(1,542)	(299)

Units, end of period	23,931	15,751

Unit value, end of period $	10.79	9.47
Assets, end of period $	258,101	149,143
Investment income ratio*	2.04%	17.30%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	13.91%	30.26%

(g)	Fund available in prior year but no activity.

98

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	2,458	407	—
Units issued	61,199	2,153	422
Units redeemed	(11,627)	(102)	(15)

Units, end of period	52,030	2,458	407

Unit value, end of period $	10.59 to 10.67	9.36	7.23
Assets, end of period $	553,917	23,009	2,947
Investment income ratio*	2.45%	7.80%	3.95%
Expense ratio, lowest to highest**	0.40% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	13.21% to 13.49%	29.36%	(27.66%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

Sub-Account
Core Allocation Plus Trust Series 0
Year Ended Dec. 31/10 (g)
Units, beginning of period	—
Units issued	634
Units redeemed	(13)

Units, end of period	621

Unit value, end of period $	9.58
Assets, end of period $	5,951
Investment income ratio*	2.36%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	10.57%

(g)	Fund available in prior year but no activity.

99

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	581,747	—
Units issued	310,318	609,771
Units redeemed	(330,173)	(28,024)

Units, end of period	561,892	581,747

Unit value, end of period $	9.43 to 9.48	8.58 to 8.61
Assets, end of period $	5,323,691	4,999,225
Investment income ratio*	1.14%	3.03%
Expense ratio, lowest to highest**	0.30% to 0.50%	0.30% to 0.50%
Total return, lowest to highest***	9.95% to 10.17%	24.57% to 24.81%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	8,529	265	—
Units issued	43,634	9,696	523
Units redeemed	(1,771)	(1,432)	(258)

Units, end of period	50,392	8,529	265

Unit value, end of period $	13.58	12.67	11.53
Assets, end of period $	684,216	108,070	3,058
Investment income ratio*	6.30%	3.96%	10.44%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	7.17%	9.93%	1.41% to 3.36%

(g)	Fund available in prior year but no activity.

100

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	28,219	1,599	87	27	6
Units issued	10,682	86,727	1,518	121	22
Units redeemed	(9,254)	(60,107)	(6)	(61)	(1)

Units, end of period	29,647	28,219	1,599	87	27

Unit value, end of period $	16.33 to 16.74	15.35 to 15.56	14.05 to 14.15	13.69 to 13.76	12.97
Assets, end of period $	485,274	433,606	22,482	1,200	355
Investment income ratio*	2.70%	2.61%	15.48%	8.28%	2.15%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	6.39% to 6.87%	9.22% to 9.55%	2.63% to 2.82%	5.58% to 5.76%	3.13%

	Sub-Account
	Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	1,771	—
Units issued	570	3,553
Units redeemed	(1,592)	(1,782)

Units, end of period	749	1,771

Unit value, end of period $	13.40 to 13.55	12.16 to 12.21
Assets, end of period $	10,146	21,555
Investment income ratio*	1.13%	1.40%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	10.21% to 10.92%	21.61% to 22.14%

(ax)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

101

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Units, beginning of period	185	—
Units issued	8,646	189
Units redeemed	(217)	(4)

Units, end of period	8,614	185

Unit value, end of period $	10.32	9.17
Assets, end of period $	88,874	1,693
Investment income ratio*	20.72%	2.88%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.57%	21.93%

(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Units, beginning of period	111	—
Units issued	6	113
Units redeemed	(59)	(2)

Units, end of period	58	111

Unit value, end of period $	10.12	9.06
Assets, end of period $	587	1,011
Investment income ratio*	1.51%	4.35%
Expense ratio, lowest to highest**	0.65%	0.65%
Total return, lowest to highest***	11.70%	21.09%

(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

102

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	16,326	—
Units issued	9,331	16,641
Units redeemed	(16,852)	(315)

Units, end of period	8,805	16,326

Unit value, end of period $	10.42	9.19
Assets, end of period $	91,767	149,965
Investment income ratio*	0.82%	15.46%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	13.45%	27.27%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	111	—	—
Units issued	4,316	113	5,952
Units redeemed	(64)	(2)	(5,952)

Units, end of period	4,363	111	—

Unit value, end of period $	10.23	9.08	7.18
Assets, end of period $	44,616	1,009	—
Investment income ratio*	8.29%	4.72%	0.00%
Expense ratio, lowest to highest**	0.65%	0.65%	0.65%
Total return, lowest to highest***	12.66%	26.40%	(28.19%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

103

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	48,314	17,645	—
Units issued	60,080	52,715	17,760
Units redeemed	(50,946)	(22,046)	(115)

Units, end of period	57,448	48,314	17,645

Unit value, end of period $	14.29	11.61	5.77
Assets, end of period $	821,128	560,976	101,749
Investment income ratio*	1.95%	0.13%	18.41%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	23.11%	1.56% to 101.36%	(51.92%)

(g)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)
Units, beginning of period	53,349	38,735	6,228	—
Units issued	49,763	39,554	35,677	6,275
Units redeemed	(29,939)	(24,940)	(3,170)	(47)

Units, end of period	73,173	53,349	38,735	6,228

Unit value, end of period $	17.42 to 17.58	14.25 to 14.35	7.13 to 7.16	14.93
Assets, end of period $	1,281,303	763,018	277,069	93,016
Investment income ratio*	1.58%	0.08%	4.00%	2.90%
Expense ratio, lowest to highest**	0.40% to 0.65%	0.40% to 0.65%	0.40% to 0.65%	0.65%
Total return, lowest to highest***	22.23% to 22.53%	99.84% to 100.34%	(52.25%) to (52.13%)	19.46%

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

104

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	608,455	422,688	354,274	238,801	—
Units issued	214,121	379,345	269,861	177,383	271,056
Units redeemed	(104,626)	(193,578)	(201,447)	(61,910)	(32,255)

Units, end of period	717,950	608,455	422,688	354,274	238,801

Unit value, end of period $	28.12	24.40	19.40	30.29	29.30
Assets, end of period $	20,186,947	14,847,359	8,202,004	10,730,873	6,996,068
Investment income ratio*	2.09%	2.41%	2.71%	3.15%	1.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	15.23%	25.76%	(35.94%) to (24.93%)	3.39%	19.05%

(g) Fund available in prior year but no activity.

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	616,496	944,208	1,209,463	1,391,728	1,578,724
Units issued	274,455	610,045	365,614	555,776	690,921
Units redeemed	(317,206)	(937,757)	(630,869)	(738,041)	(877,917)

Units, end of period	573,745	616,496	944,208	1,209,463	1,391,728

Unit value, end of period $	25.48 to 26.79	22.39 to 23.21	17.93 to 18.51	28.08 to 28.97	20.31 to 28.11
Assets, end of period $	14,977,254	13,270,305	16,578,137	33,434,627	37,693,322
Investment income ratio*	1.97%	2.19%	2.35%	2.82%	1.49%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	14.31% to 14.89%	24.91% to 25.41%	(36.38%) to (36.12%)	2.62% to 3.09%	18.19% to 18.72%

105

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	11,361	11,844	2,300	45	—
Units issued	9,351	12,978	14,881	6,446	47
Units redeemed	(5,691)	(13,461)	(5,337)	(4,191)	(2)

Units, end of period	15,021	11,361	11,844	2,300	45

Unit value, end of period $	18.72	16.68	11.79	21.29	22.83
Assets, end of period $	281,203	189,531	139,607	48,965	1,024
Investment income ratio*	0.48%	0.77%	1.34%	1.83%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	12.22%	41.53%	(44.63%) to (29.96%)	(6.73%)	23.16%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	40,884	158,003	37,610	135,361	30,934
Units issued	91,248	53,886	251,270	45,254	119,009
Units redeemed	(70,978)	(171,005)	(130,877)	(143,005)	(14,582)

Units, end of period	61,154	40,884	158,003	37,610	135,361

Unit value, end of period $	14.63 to 15.28	13.12 to 13.47	9.34 to 9.56	16.99 to 17.33	18.35 to 18.66
Assets, end of period $	905,383	544,204	1,505,269	644,355	2,512,100
Investment income ratio*	0.31%	0.63%	1.65%	1.00%	0.22%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	11.53% to 12.03%	40.49% to 40.91%	(45.01%) to (44.85%)	(7.42%) to (7.15%)	22.32% to 22.69%

106

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	38,206	23,066	—
Units issued	42,673	39,529	23,225
Units redeemed	(16,173)	(24,389)	(159)

Units, end of period	64,706	38,206	23,066

Unit value, end of period $	9.89	8.93	6.79
Assets, end of period $	639,946	341,295	156,653
Investment income ratio*	5.10%	6.82%	20.48%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.71%	31.52%	(32.08%) to (21.32%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	215,913	83,985	8,642	7,976	—
Units issued	135,430	253,970	84,974	2,280	8,137
Units redeemed	(113,785)	(122,042)	(9,631)	(1,614)	(161)

Units, end of period	237,558	215,913	83,985	8,642	7,976

Unit value, end of period $	11.96	10.57	8.02	13.20	12.68
Assets, end of period $	2,842,099	2,281,949	673,278	114,075	101,153
Investment income ratio*	1.23%	1.00%	3.24%	1.77%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.20%	31.83%	(39.27%) to (27.52%)	4.08%	14.55%

(g)	Fund available in prior year but no activity.

107

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	702,850	591,549	235,968	258,420	194,312
Units issued	358,046	468,005	477,588	64,277	143,105
Units redeemed	(368,131)	(356,704)	(122,007)	(86,729)	(78,997)

Units, end of period	692,765	702,850	591,549	235,968	258,420

Unit value, end of period $	15.64 to 16.41	13.98 to 14.42	10.68 to 10.97	17.72 to 18.14	17.14 to 17.49
Assets, end of period $	11,118,689	9,947,392	6,384,680	4,226,469	4,461,137
Investment income ratio*	1.15%	1.08%	1.75%	1.58%	0.79%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	12.32% to 12.87%	30.92% to 31.39%	(39.71%) to (39.50%)	3.36% to 3.73%	13.77% to 14.18%

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	312,324	280,537	232,906	156,254	—
Units issued	219,286	147,097	192,157	144,116	179,125
Units redeemed	(98,340)	(115,310)	(144,526)	(67,464)	(22,871)

Units, end of period	433,270	312,324	280,537	232,906	156,254

Unit value, end of period $	27.24	24.68	21.38	22.37	20.41
Assets, end of period $	11,803,615	7,706,881	5,998,144	5,209,990	3,189,038
Investment income ratio*	4.19%	12.29%	0.56%	8.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.40%	15.41%	(4.42%) to (1.77%)	9.61%	5.27%

(g)	Fund available in prior year but no activity.

108

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	142,403	216,580	252,132	263,273	283,511
Units issued	107,848	174,925	279,869	131,138	174,167
Units redeemed	(89,610)	(249,102)	(315,421)	(142,279)	(194,405)

Units, end of period	160,641	142,403	216,580	252,132	263,273

Unit value, end of period $	24.75 to 26.01	22.70 to 23.42	19.80 to 20.36	20.79 to 21.38	18.20 to 19.56
Assets, end of period $	4,072,834	3,275,176	4,354,555	5,343,383	5,088,466
Investment income ratio*	3.88%	14.45%	0.57%	7.18%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	9.54% to 10.09%	14.65% to 15.05%	(5.10%) to (4.78%)	8.86% to 9.30%	4.53% to 4.96%

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	21,685	32,930	40,340	7,504	—
Units issued	14,679	24,262	24,420	44,553	7,736
Units redeemed	(16,254)	(35,507)	(31,830)	(11,717)	(232)

Units, end of period	20,110	21,685	32,930	40,340	7,504

Unit value, end of period $	11.79	10.94	8.32	13.75	13.57
Assets, end of period $	237,151	237,159	273,952	554,586	101,826
Investment income ratio*	2.10%	1.16%	2.41%	2.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	7.82%	31.47%	(39.49%) to (23.39%)	1.32%	20.42%

(g)	Fund available in prior year but no activity.

109

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	96,641	145,276	261,353	240,688	227,332
Units issued	45,219	62,853	68,244	141,074	148,216
Units redeemed	(44,638)	(111,488)	(184,321)	(120,409)	(134,860)

Units, end of period	97,222	96,641	145,276	261,353	240,688

Unit value, end of period $	19.88 to 20.90	18.66 to 19.26	14.30 to 14.71	23.72 to 24.40	18.08 to 24.15
Assets, end of period $	1,941,195	1,785,233	2,096,612	6,258,053	5,725,741
Investment income ratio*	1.57%	1.83%	1.77%	2.31%	1.27%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	7.01% to 7.54%	30.52% to 30.97%	(39.94%) to (39.73%)	0.63% to 1.03%	19.49% to 19.96%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	43,037	40,949	11,504	141	—
Units issued	24,062	32,120	73,492	50,077	146
Units redeemed	(22,845)	(30,032)	(44,047)	(38,714)	(5)

Units, end of period	44,254	43,037	40,949	11,504	141

Unit value, end of period $	18.48	15.96	12.11	17.26	14.66
Assets, end of period $	817,962	686,852	495,670	198,514	2,065
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	15.81%	31.84%	(29.86%) to (21.80%)	17.73%	8.44%

(g)	Fund available in prior year but no activity.

110

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	100,165	260,191	235,072	296,297	268,882
Units issued	51,255	114,028	280,570	112,666	210,936
Units redeemed	(64,021)	(274,054)	(255,451)	(173,891)	(183,521)

Units, end of period	87,399	100,165	260,191	235,072	296,297

Unit value, end of period $	22.32 to 23.31	19.41 to 20.01	14.82 to 15.23	21.29 to 21.79	18.21 to 18.57
Assets, end of period $	1,969,865	1,957,724	3,897,285	5,076,968	5,446,065
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	14.95% to 15.47%	30.95% to 31.41%	(30.36%) to (30.11%)	16.91% to 17.32%	7.67% to 8.05%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	131,736	77,172	58,466	10,318	—
Units issued	103,145	142,835	64,061	66,712	10,940
Units redeemed	(76,578)	(88,271)	(45,355)	(18,564)	(622)

Units, end of period	158,303	131,736	77,172	58,466	10,318

Unit value, end of period $	16.15	14.20	9.19	13.03	12.82
Assets, end of period $	2,556,453	1,870,386	709,188	761,889	132,294
Investment income ratio*	42.98%	13.46%	9.25%	14.49%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.75%	54.51%	(29.48%) to (24.36%)	1.64%	10.48%

(g)	Fund available in prior year but no activity.

111

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	224,470	294,419	456,353	622,204	1,025,251
Units issued	262,764	170,151	139,507	222,523	335,772
Units redeemed	(228,151)	(240,100)	(301,441)	(388,374)	(738,819)

Units, end of period	259,083	224,470	294,419	456,353	622,204

Unit value, end of period $	22.35 to 23.49	19.87 to 20.50	12.94 to 13.31	18.42 to 18.94	15.50 to 18.69
Assets, end of period $	5,904,086	4,385,652	3,740,054	8,286,870	11,149,819
Investment income ratio*	45.08%	11.42%	7.50%	12.22%	7.72%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	12.99% to 13.56%	53.51% to 54.05%	(29.98%) to (29.73%)	0.91% to 1.32%	9.61% to 10.05%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of period	35,484	20,154	13,585	454	—
Units issued	8,201	30,718	20,613	20,258	474
Units redeemed	(26,781)	(15,388)	(14,044)	(7,127)	(20)

Units, end of period	16,904	35,484	20,154	13,585	454

Unit value, end of period $	13.22	12.05	10.16	16.55	14.84
Assets, end of period $	223,449	427,723	204,797	224,764	6,728
Investment income ratio*	1.74%	3.08%	6.12%	2.92%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	9.67%	18.62%	(38.58%) to (22.22%)	11.46%	24.81%

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

112

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)
Units, beginning of period	305,807	391,213	504,258	513,665	934,920
Units issued	106,060	127,741	137,701	142,487	408,054
Units redeemed	(200,806)	(213,147)	(250,746)	(151,894)	(829,309)

Units, end of period	211,061	305,807	391,213	504,258	513,665

Unit value, end of period $	16.10 to 16.92	14.85 to 15.33	12.60 to 12.96	20.60 to 21.18	15.30 to 19.01
Assets, end of period $	3,453,284	4,569,358	4,958,400	10,486,948	9,619,429
Investment income ratio*	1.67%	2.35%	4.50%	2.21%	0.60%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	8.82% to 9.36%	17.87% to 18.28%	(39.02%) to (38.80%)	10.64% to 11.08%	23.91% to 24.33%

(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

Sub-Account
International Equity Index Trust A Series 0
Year Ended Dec. 31/10 (be)
Units, beginning of period	—
Units issued	23,934
Units redeemed	(3,335)

Units, end of period	20,599

Unit value, end of period $	11.08
Assets, end of period $	228,165
Investment income ratio*	2.63%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	10.76%

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

113

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	174,689	263,204	164,962	438,785	343,997
Units issued	233,168	61,341	231,501	126,457	167,620
Units redeemed	(138,497)	(149,856)	(133,259)	(400,280)	(72,832)

Units, end of period	269,360	174,689	263,204	164,962	438,785

Unit value, end of period $	20.23 to 20.91	18.43 to 18.79	13.45 to 13.67	24.37 to 24.73	21.27 to 21.49
Assets, end of period $	5,548,020	3,266,527	3,585,626	4,062,908	9,394,587
Investment income ratio*	2.33%	12.43%	2.45%	3.63%	0.72%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	10.09% to 10.64%	36.96% to 37.44%	(44.90%) to (44.71%)	14.62% to 15.07%	24.62% to 25.11%

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	191,837	117,054	34,648	4,914	—
Units issued	110,334	139,800	146,008	42,350	169,895
Units redeemed	(69,453)	(65,017)	(63,602)	(12,616)	(164,981)

Units, end of period	232,718	191,837	117,054	34,648	4,914

Unit value, end of period $	41.02	36.81	26.52	47.69	41.18
Assets, end of period $	9,546,882	7,062,159	3,104,506	1,652,270	202,332
Investment income ratio*	2.79%	4.04%	3.69%	6.71%	6.58%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	11.43%	38.80%	(44.38%) to (27.72%)	15.82%	27.11%

(g)	Fund available in prior year but no activity.

114

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	295,908	228,989	110,205	12,483	—
Units issued	153,539	181,534	202,989	109,273	12,824
Units redeemed	(104,614)	(114,615)	(84,205)	(11,551)	(341)

Units, end of period	344,833	295,908	228,989	110,205	12,483

Unit value, end of period $	14.33	12.59	9.16	18.51	15.41
Assets, end of period $	4,939,867	3,726,727	2,097,481	2,039,663	192,374
Investment income ratio*	1.58%	1.29%	1.55%	2.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.75%	37.49%	(50.51%) to (34.21%)	20.10%	23.96%

(g) Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	51,258	159,575	144,407	112,824	469
Units issued	35,228	49,349	175,070	67,598	204,132
Units redeemed	(56,612)	(157,666)	(159,902)	(36,015)	(91,777)

Units, end of period	29,874	51,258	159,575	144,407	112,824

Unit value, end of period $	17.20 to 17.64	15.24 to 15.45	11.15 to 11.27	22.70 to 22.88	19.03 to 19.12
Assets, end of period $	519,724	787,343	1,795,448	3,296,001	2,154,500
Investment income ratio*	1.02%	0.75%	1.25%	1.63%	0.25%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	12.85% to 13.36%	36.67% to 37.08%	(50.88%) to (50.73%)	19.32% to 19.68%	23.04% to 23.40%

115

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	37,839	—
Units issued	26,186	64,995
Units redeemed	(13,112)	(27,156)

Units, end of period	50,913	37,839

Unit value, end of period $	12.07	9.84
Assets, end of period $	614,404	372,374
Investment income ratio*	3.20%	0.59%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	22.62%	(1.59%)

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	255,220	—
Units issued	164,375	265,040
Units redeemed	(185,320)	(9,820)

Units, end of period	234,275	255,220

Unit value, end of period $	11.97 to 12.03	9.82 to 9.83
Assets, end of period $	2,810,297	2,507,098
Investment income ratio*	2.63%	0.82%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	21.85% to 22.46%	(1.79%) to (1.74%)

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

116

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	110,091	67,718	8,699	156	—
Units issued	303,935	114,220	89,308	86,980	157
Units redeemed	(105,976)	(71,847)	(30,289)	(78,437)	(1)

Units, end of period	308,050	110,091	67,718	8,699	156

Unit value, end of period $	13.43	12.43	9.15	15.95	14.55
Assets, end of period $	4,136,819	1,368,878	619,413	138,707	2,266
Investment income ratio*	2.47%	2.33%	4.68%	5.23%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	8.00%	35.94%	(42.64%) to (26.82%)	9.61%	29.61%

(g)	Fund available in prior year but no activity.

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	554,278	833,727	1,343,264	1,282,480	1,151,161
Units issued	291,724	342,720	462,638	635,732	802,307
Units redeemed	(378,134)	(622,169)	(972,175)	(574,948)	(670,988)

Units, end of period	467,868	554,278	833,727	1,343,264	1,282,480

Unit value, end of period $	19.23 to 20.22	18.02 to 18.68	13.35 to 13.79	23.37 to 24.12	21.49 to 22.42
Assets, end of period $	9,306,276	10,226,216	11,386,567	32,163,348	28,081,796
Investment income ratio*	1.85%	2.20%	3.01%	4.36%	1.77%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	7.23% to 7.77%	34.90% to 35.44%	(43.04%) to (42.81%)	8.76% to 9.25%	28.68% to 29.27%

117

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	21,951	23,104	21,474	—
Units issued	41,545	16,454	22,172	28,300
Units redeemed	(15,125)	(17,607)	(20,542)	(6,826)

Units, end of period	48,371	21,951	23,104	21,474

Unit value, end of period $	13.26	12.33	10.97	11.15
Assets, end of period $	641,591	270,739	253,456	239,428
Investment income ratio*	7.27%	3.98%	6.27%	13.41%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	7.54%	12.43%	(1.61%) to 0.35%	6.23%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	224,572	288,229	364,134	417,247	956,608
Units issued	48,281	94,522	58,613	101,824	255,155
Units redeemed	(73,018)	(158,179)	(134,518)	(154,937)	(794,516)

Units, end of period	199,835	224,572	288,229	364,134	417,247

Unit value, end of period $	25.63 to 26.95	24.12 to 24.90	21.59 to 22.21	22.03 to 22.66	18.33 to 21.40
Assets, end of period $	5,170,750	5,426,904	6,251,474	8,095,296	8,726,321
Investment income ratio*	5.22%	4.75%	6.28%	8.92%	7.56%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	6.71% to 7.24%	11.72% to 12.11%	(2.31%) to (1.97%)	5.47% to 5.88%	2.84% to 3.26%

118

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	26,559	8,969	3,559	64	—
Units issued	41,910	30,965	7,799	27,296	66
Units redeemed	(32,201)	(13,375)	(2,389)	(23,801)	(2)

Units, end of period	36,268	26,559	8,969	3,559	64

Unit value, end of period $	11.69	10.27	7.84	12.96	12.77
Assets, end of period $	423,904	272,677	70,272	46,121	818
Investment income ratio*	1.46%	2.72%	2.41%	0.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.84%	31.02%	(39.55%) to (28.84%)	1.53%	14.38%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	181,411	314,175	303,754	2,302	289
Units issued	61,049	73,118	102,040	348,751	2,142
Units redeemed	(91,737)	(205,882)	(91,619)	(47,299)	(129)

Units, end of period	150,723	181,411	314,175	303,754	2,302

Unit value, end of period $	14.01 to 14.41	12.43 to 12.64	9.54 to 9.69	15.89 to 16.06	15.80 to 15.85
Assets, end of period $	2,135,887	2,261,005	3,019,835	4,850,940	36,373
Investment income ratio*	1.07%	1.86%	1.55%	0.81%	0.27%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.45% to 0.65%
Total return, lowest to highest***	12.95% to 13.51%	29.99% to 30.46%	(39.94%) to (39.70%)	0.68% to 1.09%	13.62% to 13.85%

119

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	55,583	53,141	12,352	251	—
Units issued	65,445	34,931	50,484	15,544	251
Units redeemed	(41,934)	(32,489)	(9,695)	(3,443)	—

Units, end of period	79,094	55,583	53,141	12,352	251

Unit value, end of period $	10.95	9.96	9.00	14.03	13.43
Assets, end of period $	866,192	553,539	478,069	173,316	3,364
Investment income ratio*	1.91%	1.66%	3.76%	2.11%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	9.97%	10.68%	(35.89%) to (22.82%)	4.45%	16.03%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	138,298	312,286	355,022	217,111	174,124
Units issued	13,305	226,016	139,873	249,955	186,497
Units redeemed	(97,278)	(400,004)	(182,609)	(112,044)	(143,510)

Units, end of period	54,325	138,298	312,286	355,022	217,111

Unit value, end of period $	20.14 to 20.85	18.44 to 18.82	16.78 to 17.07	26.35 to 26.72	25.41 to 25.69
Assets, end of period $	1,104,839	2,581,189	5,314,642	9,458,751	5,565,112
Investment income ratio*	0.80%	1.41%	1.77%	1.03%	0.45%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	9.21% to 9.69%	9.92% to 10.25%	(36.33%) to (36.13%)	3.70% to 4.01%	15.18% to 15.53%

120

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)
Units, beginning of period	281,048	208,575	49,164	534	—
Units issued	395,592	204,213	193,153	77,108	579
Units redeemed	(158,661)	(131,740)	(33,742)	(28,478)	(45)

Units, end of period	517,979	281,048	208,575	49,164	534

Unit value, end of period $	13.29	11.41	8.41	14.50	13.34
Assets, end of period $	6,885,583	3,206,926	1,753,973	712,814	7,133
Investment income ratio*	2.58%	1.13%	2.74%	9.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	16.50%	35.70%	(42.00%) to (28.35%)	8.66%	15.48%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)
Units, beginning of period	382,180	378,274	462,444	348,066	316,430
Units issued	70,885	369,002	178,424	197,231	121,063
Units redeemed	(228,844)	(365,096)	(262,594)	(82,853)	(89,427)

Units, end of period	224,221	382,180	378,274	462,444	348,066

Unit value, end of period $	20.35 to 21.28	17.59 to 18.15	13.05 to 13.42	22.65 to 23.20	16.82 to 21.44
Assets, end of period $	4,596,754	6,742,728	4,954,739	10,530,978	7,319,039
Investment income ratio*	1.47%	1.09%	1.90%	9.52%	7.38%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	15.69% to 16.22%	34.75% to 35.22%	(42.37%) to (42.16%)	7.84% to 8.22%	14.72% to 15.11%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

121

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)
Units, beginning of period	372,821	345,505	218,765	107,849	—
Units issued	682,181	542,287	252,640	129,478	110,597
Units redeemed	(195,378)	(514,971)	(125,900)	(18,562)	(2,748)

Units, end of period	859,624	372,821	345,505	218,765	107,849

Unit value, end of period $	13.25	11.85	9.06	13.19	12.37
Assets, end of period $	11,390,337	4,419,554	3,128,937	2,884,985	1,334,204
Investment income ratio*	4.09%	4.92%	4.16%	7.63%	0.11%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	11.78%	30.89%	(31.33%) to (21.25%)	6.60%	12.80%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)
Units, beginning of period	409,137	512,877	525,031	693,715	934,585
Units issued	320,506	313,368	216,482	116,050	245,346
Units redeemed	(253,813)	(417,108)	(228,636)	(284,734)	(486,216)

Units, end of period	475,830	409,137	512,877	525,031	693,715

Unit value, end of period $	24.43 to 25.55	22.00 to 22.71	16.94 to 17.42	24.81 to 25.43	18.61 to 23.96
Assets, end of period $	11,701,787	9,013,279	8,730,517	13,079,455	16,303,510
Investment income ratio*	3.02%	4.47%	3.23%	7.44%	5.76%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	11.02% to 11.53%	29.90% to 30.35%	(31.74%) to (31.50%)	5.77% to 6.15%	12.01% to 12.39%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

122

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	100,145	34,442	2,736	114	—
Units issued	177,951	102,908	34,420	3,731	115
Units redeemed	(31,867)	(37,205)	(2,714)	(1,109)	(1)

Units, end of period	246,229	100,145	34,442	2,736	114

Unit value, end of period $	13.27	12.15	9.99	11.81	11.21
Assets, end of period $	3,268,150	1,216,629	344,025	32,325	1,287
Investment income ratio*	4.36%	8.43%	25.38%	9.49%	1.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	9.25%	21.63%	(15.43%) to (10.74%)	5.35%	8.44%

(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, beginning of period	75,416	178,286	289,337	55,589	284,921
Units issued	65,315	22,075	153,526	257,589	66,508
Units redeemed	(50,860)	(124,945)	(264,577)	(23,841)	(295,840)

Units, end of period	89,871	75,416	178,286	289,337	55,589

Unit value, end of period $	26.01 to 27.21	23.99 to 24.76	19.84 to 20.40	23.65 to 24.23	18.47 to 23.07
Assets, end of period $	2,350,294	1,800,796	3,567,617	6,915,236	1,239,063
Investment income ratio*	3.07%	4.29%	3.34%	9.12%	6.17%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	8.42% to 8.92%	20.92% to 21.35%	(16.12%) to (15.82%)	4.70% to 5.05%	7.73% to 8.11%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

123

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of period	723,983	492,467	279,917	113,970	—
Units issued	752,935	372,790	324,378	198,908	118,278
Units redeemed	(378,118)	(141,274)	(111,828)	(32,961)	(4,308)

Units, end of period	1,098,800	723,983	492,467	279,917	113,970

Unit value, end of period $	13.16	11.64	8.73	13.76	12.79
Assets, end of period $	14,460,188	8,427,534	4,299,878	3,850,878	1,457,877
Investment income ratio*	2.91%	4.17%	3.60%	7.22%	0.08%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.04%	33.33%	(36.54%) to (24.41%)	7.55%	13.58%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)
Units, beginning of period	567,681	616,972	589,218	507,106	416,491
Units issued	129,098	342,277	167,165	190,193	158,281
Units redeemed	(326,153)	(391,568)	(139,411)	(108,081)	(67,666)

Units, end of period	370,626	567,681	616,972	589,218	507,106

Unit value, end of period $	22.51 to 23.55	20.04 to 20.69	15.14 to 15.57	24.03 to 24.63	17.42 to 22.91
Assets, end of period $	8,411,397	11,437,781	9,400,374	14,223,964	11,424,780
Investment income ratio*	1.95%	3.52%	2.71%	7.66%	5.75%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	12.29% to 12.79%	32.43% to 32.90%	(37.01%) to (36.79%)	6.82% to 7.20%	12.76% to 13.11%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

124

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of period	275,555	128,902	36,346	1,032	—
Units issued	272,501	290,244	185,989	51,669	1,056
Units redeemed	(197,207)	(143,591)	(93,433)	(16,355)	(24)

Units, end of period	350,849	275,555	128,902	36,346	1,032

Unit value, end of period $	13.17	11.90	9.35	12.33	11.71
Assets, end of period $	4,619,782	3,277,916	1,205,627	448,263	12,083
Investment income ratio*	3.46%	9.25%	7.22%	9.18%	0.42%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.69%	27.18%	(24.16%) to (16.44%)	5.34%	10.49%

(y) Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)
Units, beginning of period	97,341	93,927	103,478	137,665	143,857
Units issued	98,781	84,461	61,722	135,935	158,656
Units redeemed	(79,590)	(81,047)	(71,273)	(170,122)	(164,848)

Units, end of period	116,532	97,341	93,927	103,478	137,665

Unit value, end of period $	25.08 to 26.24	22.84 to 23.57	18.06 to 18.57	23.99 to 24.59	18.23 to 23.42
Assets, end of period $	2,967,735	2,238,073	1,708,801	2,495,078	3,158,679
Investment income ratio*	3.17%	4.98%	3.94%	6.52%	3.83%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	9.84% to 10.34%	26.44% to 26.88%	(24.72%) to (24.46%)	4.61% to 4.98%	9.70% to 10.09%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

125

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	136,807	105,314	71,068	25,037	—
Units issued	137,152	101,997	65,541	85,093	25,693
Units redeemed	(45,032)	(70,504)	(31,295)	(39,062)	(656)

Units, end of period	228,927	136,807	105,314	71,068	25,037

Unit value, end of period $	16.48	13.07	9.56	15.02	13.97
Assets, end of period $	3,772,366	1,788,270	1,006,767	1,067,496	349,681
Investment income ratio*	1.44%	1.18%	1.14%	1.69%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.06%	36.74%	(36.36%) to (29.45%)	7.55%	9.74%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	544,192	855,105	1,227,846	315,280	329,426
Units issued	261,685	136,277	151,549	1,720,087	210,019
Units redeemed	(301,218)	(447,190)	(524,290)	(807,521)	(224,165)

Units, end of period	504,659	544,192	855,105	1,227,846	315,280

Unit value, end of period $	23.39 to 24.59	18.78 to 19.38	13.82 to 14.22	21.80 to 22.42	20.42 to 20.92
Assets, end of period $	12,202,258	10,434,709	12,037,182	27,299,289	6,517,466
Investment income ratio*	1.06%	0.95%	0.91%	1.22%	0.63%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	25.11% to 25.73%	35.88% to 36.36%	(36.82%) to (36.61%)	6.76% to 7.19%	8.95% to 9.39%

126

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	101,106	60,664	29,434	3,497	—
Units issued	36,064	82,168	61,193	29,526	3,810
Units redeemed	(38,087)	(41,726)	(29,963)	(3,589)	(313)

Units, end of period	99,083	101,106	60,664	29,434	3,497

Unit value, end of period $	44.84	36.43	27.71	49.27	39.87
Assets, end of period $	4,442,910	3,683,767	1,681,202	1,450,200	139,406
Investment income ratio*	0.00%	0.00%	0.00%	0.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	23.07%	31.47%	(43.75%) to (29.90%)	23.59%	13.66%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	395,538	736,367	690,454	746,822	842,918
Units issued	221,170	362,044	379,942	268,501	429,518
Units redeemed	(297,780)	(702,873)	(334,029)	(324,869)	(525,614)

Units, end of period	318,928	395,538	736,367	690,454	746,822

Unit value, end of period $	19.05 to 20.03	15.65 to 16.23	12.00 to 12.39	21.39 to 22.00	17.44 to 18.58
Assets, end of period $	6,248,503	6,306,437	9,024,765	15,137,410	13,282,114
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	22.23% to 22.84%	30.50% to 31.03%	(44.13%) to (43.90%)	22.70% to 23.20%	12.75% to 13.21%

127

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	254,696	84,702	110,206	43,969	—
Units issued	120,791	251,826	161,497	149,985	46,901
Units redeemed	(115,190)	(81,832)	(187,001)	(83,748)	(2,932)

Units, end of period	260,297	254,696	84,702	110,206	43,969

Unit value, end of period $	24.10	20.74	14.18	21.71	21.60
Assets, end of period $	6,272,355	5,283,386	1,201,290	2,392,619	949,770
Investment income ratio*	2.12%	0.78%	1.31%	2.30%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	16.16%	46.27%	(34.67%) to (27.51%)	0.51%	20.34%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	363,628	—
Units issued	149,464	473,014
Units redeemed	(182,540)	(109,386)

Units, end of period	330,552	363,628

Unit value, end of period $	15.56 to 15.68	13.49 to 13.52
Assets, end of period $	5,165,985	4,909,319
Investment income ratio*	2.07%	0.51%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.25% to 0.65%
Total return, lowest to highest***	15.41% to 15.93%	34.85% to 35.21%

(g)	Fund available in prior year but no activity.

128

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	2,590,839	4,093,720	1,343,526	429,969	—
Units issued	2,354,422	2,868,379	4,806,729	2,530,991	705,113
Units redeemed	(2,782,116)	(4,371,260)	(2,056,535)	(1,617,434)	(275,144)

Units, end of period	2,163,145	2,590,839	4,093,720	1,343,526	429,969

Unit value, end of period $	17.35	17.34	17.26	16.90	16.12
Assets, end of period $	37,529,888	44,928,442	70,653,639	22,707,880	6,933,060
Investment income ratio*	0.05%	0.51%	2.02%	4.54%	4.82%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.03%	0.47%	0.40% to 2.12%	4.82%	4.70%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,733,854	4,818,232	4,025,524	4,383,149	2,786,033
Units issued	2,512,559	2,542,228	2,612,046	1,324,785	4,547,755
Units redeemed	(3,240,031)	(5,626,606)	(1,819,338)	(1,682,410)	(2,950,639)

Units, end of period	1,006,382	1,733,854	4,818,232	4,025,524	4,383,149

Unit value, end of period $	20.77 to 21.83	21.00 to 21.78	21.09 to 21.78	20.80 to 21.46	14.58 to 20.58
Assets, end of period $	21,281,600	35,883,153	101,314,436	83,833,691	86,696,310
Investment income ratio*	0.00%	0.24%	1.73%	4.46%	4.40%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	(0.70%) to (0.19%)	(0.46%) to (0.04%)	1.09% to 1.52%	3.83% to 4.30%	3.70% to 4.17%

129

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	113,681	59,882	34,188	228	—
Units issued	48,901	136,941	80,652	44,794	236
Units redeemed	(77,905)	(83,142)	(54,958)	(10,834)	(8)

Units, end of period	84,677	113,681	59,882	34,188	228

Unit value, end of period $	21.16	18.36	11.53	23.82	16.92
Assets, end of period $	1,791,513	2,086,992	690,422	814,432	3,857
Investment income ratio*	0.62%	1.11%	0.74%	1.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	15.25%	59.23%	(51.60%) to (41.22%)	40.81%	22.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	124,917	241,760	254,942	176,488	161,459
Units issued	78,918	121,039	266,782	145,660	253,308
Units redeemed	(75,742)	(237,882)	(279,964)	(67,206)	(238,279)

Units, end of period	128,093	124,917	241,760	254,942	176,488

Unit value, end of period $	47.71 to 49.38	41.68 to 42.66	26.35 to 26.88	54.82 to 55.72	39.22 to 39.65
Assets, end of period $	6,179,506	5,252,760	6,450,461	14,108,807	6,971,550
Investment income ratio*	0.64%	1.02%	0.59%	1.07%	0.50%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	14.47% to 14.99%	58.16% to 58.71%	(51.93%) to (51.76%)	39.76% to 40.25%	21.50% to 21.8	7%

130

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	18,535	90,036	2,943	154	—
Units issued	9,686	18,980	142,562	3,223	160
Units redeemed	(3,984)	(90,481)	(55,469)	(434)	(6)

Units, end of period	24,237	18,535	90,036	2,943	154

Unit value, end of period $	11.98	10.02	7.81	13.73	13.22
Assets, end of period $	290,400	185,772	703,064	40,413	2,045
Investment income ratio*	1.37%	1.12%	1.17%	1.57%	3.01%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	19.55%	28.35%	(43.12%) to (28.05%)	3.82%	15.24%

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,876	4,357	53	50	1,712
Units issued	68,404	10,781	10,535	13,530	34,598
Units redeemed	(58,604)	(9,262)	(6,231)	(13,527)	(36,260)

Units, end of period	15,676	5,876	4,357	53	50

Unit value, end of period $	19.24 to 19.91	16.20 to 16.52	12.71 to 12.85	22.51 to 22.72	21.84 to 21.99
Assets, end of period $	306,228	96,452	56,007	1,200	1,093
Investment income ratio*	1.64%	1.50%	0.96%	0.31%	0.01%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	18.78% to 19.31%	27.44% to 27.82%	(43.55%) to (43.43%)	3.11% to 3.31%	14.42% to 14.65%

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

131

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	10,692	3,363	3,611	124	—
Units issued	4,788	9,599	2,253	5,310	129
Units redeemed	(794)	(2,270)	(2,501)	(1,823)	(5)

Units, end of period	14,686	10,692	3,363	3,611	124

Unit value, end of period $	10.74	9.46	7.60	12.91	13.61
Assets, end of period $	157,677	101,134	25,545	46,602	1,687
Investment income ratio*	2.37%	2.64%	2.76%	3.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.51%	24.53%	(41.15%) to (27.37%)	(5.17%)	21.36%

(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Optimized Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	—	50	29,814	1,038	—
Units issued	1,285	2,897	8,708	56,475	14,129
Units redeemed	(1,285)	(2,947)	(38,472)	(27,699)	(13,091)

Units, end of period	—	—	50	29,814	1,038

Unit value, end of period $	14.65 to 15.09	13.13 to 13.20	10.50 to 10.65	17.97 to 18.17	19.08 to 19.18
Assets, end of period $	14	12	538	539,099	19,810
Investment income ratio*	0.04%	0.07%	0.05%	2.27%	0.22%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.45%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	12.83% to 13.34%	23.92% to 24.02%	(41.58%) to (41.40%)	(5.81%) to (5.53%)	20.38% to 20.63%

(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

132

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	150,231	147,439	137,614	65,482	—
Units issued	32,429	51,021	75,397	168,518	66,602
Units redeemed	(182,660)	(48,229)	(65,572)	(96,386)	(1,120)

Units, end of period	—	150,231	147,439	137,614	65,482

Unit value, end of period $	16.09	16.25	12.42	21.43	19.04
Assets, end of period $	—	2,440,966	1,831,075	2,948,953	1,246,990
Investment income ratio*	0.68%	2.24%	2.06%	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.99%)	30.83%	(42.05%) to (24.67%)	12.53%	19.76%

(e)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	40,750	50,561	25,967	141	—
Units issued	8,907	46,361	85,741	36,865	146
Units redeemed	(49,657)	(56,172)	(61,147)	(11,039)	(5)

Units, end of period	—	40,750	50,561	25,967	141

Unit value, end of period $	12.50	12.23	9.25	15.40	14.10
Assets, end of period $	—	498,186	467,715	399,811	1,981
Investment income ratio*	0.45%	0.90%	1.53%	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	2.19%	32.20%	(39.92%) to (19.85%)	9.19%	11.22%

(n)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.
(g)	Fund available in prior year but no activity.

133

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	208,718	513,139	531,658	677,202	562,685
Units issued	28,339	126,675	299,011	233,026	604,396
Units redeemed	(237,057)	(431,096)	(317,530)	(378,570)	(489,879)

Units, end of period	—	208,718	513,139	531,658	677,202

Unit value, end of period $	11.63 to 12.07	11.41 to 11.83	8.69 to 8.97	14.58 to 14.99	13.46 to 16.58
Assets, end of period $	—	2,425,418	4,554,939	7,900,944	9,231,358
Investment income ratio*	0.44%	0.94%	1.63%	1.81%	0.90%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	1.87% to 2.01%	31.41% to 31.93%	(40.43%) to (40.19%)	8.37% to 8.81%	10.27% to 10.71%

(n)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	87,356	71,624	61,644	61,253	—
Units issued	34,131	76,003	95,202	41,795	71,898
Units redeemed	(29,722)	(60,271)	(85,222)	(41,404)	(10,645)

Units, end of period	91,765	87,356	71,624	61,644	61,253

Unit value, end of period $	82.05	63.50	48.75	80.44	95.27
Assets, end of period $	7,528,838	5,547,371	3,491,635	4,958,485	5,835,277
Investment income ratio*	2.02%	3.49%	3.49%	2.87%	2.02%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	29.20%	30.26%	(39.39%) to (38.33%)	(15.56%)	38.17%

(g)	Fund available in prior year but no activity.

134

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	165,443	221,440	283,937	366,108	472,983
Units issued	34,463	58,954	73,525	91,471	79,184
Units redeemed	(53,418)	(114,951)	(136,022)	(173,642)	(186,059)

Units, end of period	146,488	165,443	221,440	283,937	366,108

Unit value, end of period $	95.78 to 100.69	74.65 to 77.39	57.75 to 59.63	96.01 to 98.74	45.30 to 117.35
Assets, end of period $	13,957,541	12,238,675	12,770,010	27,305,782	41,904,090
Investment income ratio*	1.82%	3.52%	3.23%	2.57%	1.78%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	28.30% to 28.94%	29.27% to 29.78%	(39.85%) to (39.60%)	(16.20%) to (15.86%)	37.14% to 37.69%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	318,234	91,101	14,342	9,519	—
Units issued	337,653	300,552	115,493	8,989	9,712
Units redeemed	(110,453)	(73,419)	(38,734)	(4,166)	(193)

Units, end of period	545,434	318,234	91,101	14,342	9,519

Unit value, end of period $	12.85	11.81	9.88	11.14	10.01
Assets, end of period $	7,010,975	3,759,357	900,310	159,791	95,237
Investment income ratio*	13.22%	10.16%	0.58%	7.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	8.82%	19.54%	(11.50%) to (11.30%)	11.36%	0.43%

(g)	Fund available in prior year but no activity.

135

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	242,646	373,272	350,490	175,568	116,509
Units issued	152,618	207,023	476,953	230,718	103,018
Units redeemed	(124,108)	(337,649)	(454,171)	(55,796)	(43,959)

Units, end of period	271,156	242,646	373,272	350,490	175,568

Unit value, end of period $	17.78 to 18.41	16.45 to 16.79	13.86 to 14.10	15.72 to 15.95	14.22 to 14.38
Assets, end of period $	4,890,281	4,034,568	5,236,778	5,575,602	2,514,498
Investment income ratio*	12.15%	9.48%	0.55%	7.51%	2.37%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	8.12% to 8.61%	18.70% to 19.06%	(11.86%) to (11.59%)	10.58% to 10.94%	(0.27%) to 0.05%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	60,306	61,404	31,366	83	—
Units issued	36,563	67,062	105,213	44,540	86
Units redeemed	(38,323)	(68,160)	(75,175)	(13,257)	(3)

Units, end of period	58,546	60,306	61,404	31,366	83

Unit value, end of period $	16.24	13.02	7.91	14.24	11.90
Assets, end of period $	950,795	785,456	485,962	446,630	986
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	24.69%	64.57%	(44.42%) to (29.01%)	19.62%	5.60%

(g)	Fund available in prior year but no activity.

136

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	448,641	635,775	857,168	1,326,101	1,728,120
Units issued	207,018	186,685	370,686	686,435	490,113
Units redeemed	(288,756)	(373,819)	(592,079)	(1,155,368)	(892,132)

Units, end of period	366,903	448,641	635,775	857,168	1,326,101

Unit value, end of period $	18.68 to 19.64	15.17 to 15.66	9.28 to 9.55	16.76 to 17.24	5.41 to 14.46
Assets, end of period $	6,814,980	5,600,349	5,102,005	12,527,168	16,624,064
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	23.74% to 24.36%	63.41% to 64.00%	(44.81%) to (44.61%)	18.72% to 19.21%	4.79% to 5.21%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	18,117	4,708	5,739	1,338	—
Units issued	22,741	27,711	13,807	5,337	42,917
Units redeemed	(40,858)	(14,302)	(14,838)	(936)	(41,579)

Units, end of period	—	18,117	4,708	5,739	1,338

Unit value, end of period $	19.20	18.41	15.45	19.05	18.45
Assets, end of period $	—	333,591	72,706	109,311	24,683
Investment income ratio*	2.52%	5.26%	9.13%	13.46%	35.06%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	4.27%	19.21%	(18.92%) to (15.98%)	3.25%	4.55%

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(g)	Fund available in prior year but no activity.

137

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
Short Term Government Income Trust Series 0
Year Ended Dec. 31/10 (be)
Units, beginning of period	—
Units issued	520,659
Units redeemed	(288,802)

Units, end of period	231,857

Unit value, end of period $	10.19
Assets, end of period $	2,362,813
Investment income ratio*	1.20%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	1.91%

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

Sub-Account
Short Term Government Income Trust Series 1
Year Ended Dec. 31/10 (be)
Units, beginning of period	—
Units issued	635,549
Units redeemed	(246,187)

Units, end of period	389,362

Unit value, end of period $	10.14 to 10.17
Assets, end of period $	3,952,866
Investment income ratio*	1.58%
Expense ratio, lowest to highest**	0.20% to 0.70%
Total return, lowest to highest***	1.39% to 1.71%

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

138

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	225,128	193,656	174,922	107,112	—
Units issued	130,664	155,489	162,394	178,101	112,610
Units redeemed	(132,465)	(124,017)	(143,660)	(110,291)	(5,498)

Units, end of period	223,327	225,128	193,656	174,922	107,112

Unit value, end of period $	19.45	15.92	11.84	19.59	17.19
Assets, end of period $	4,343,714	3,584,964	2,293,376	3,426,541	1,840,852
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	22.14%	34.46%	(39.54%) to (28.06%)	13.98%	13.47%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ai)
Units, beginning of period	26,160	6,857	—
Units issued	71,307	114,312	46,848
Units redeemed	(36,309)	(95,009)	(39,991)

Units, end of period	61,158	26,160	6,857

Unit value, end of period $	16.20 to 16.36	13.36 to 13.41	9.99 to 10.00
Assets, end of period $	993,900	350,191	68,532
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	21.29% to 21.83%	33.71% to 34.12%	(0.08%) to (0.04%)

(ai)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

139

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	101,272	42,355	25,817	11,525	—
Units issued	85,957	86,168	53,939	25,127	35,074
Units redeemed	(48,472)	(27,251)	(37,401)	(10,835)	(23,549)

Units, end of period	138,757	101,272	42,355	25,817	11,525

Unit value, end of period $	16.10	12.74	10.05	15.16	15.48
Assets, end of period $	2,234,231	1,289,837	425,740	391,430	178,426
Investment income ratio*	0.63%	1.12%	1.47%	2.00%	2.39%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.43%	26.70%	(33.70%) to (30.20%)	(2.06%)	17.64%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	134,379	245,098	339,311	668,353	728,419
Units issued	96,468	349,934	89,307	81,643	167,253
Units redeemed	(95,927)	(460,653)	(183,520)	(410,685)	(227,319)

Units, end of period	134,920	134,379	245,098	339,311	668,353

Unit value, end of period $	18.78 to 19.75	15.04 to 15.52	11.95 to 12.29	18.08 to 18.59	18.61 to 19.06
Assets, end of period $	2,594,585	2,052,561	2,975,902	6,241,315	12,623,575
Investment income ratio*	0.51%	0.68%	1.23%	1.61%	0.49%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	25.48% to 26.11%	25.82% to 26.27%	(34.14%) to (33.91%)	(2.85%) to (2.46%)	16.79% to 17.26%

140

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07 (g)
Units, beginning of period	6,758	3,802	3,554	—
Units issued	7,481	9,497	4,502	5,199
Units redeemed	(2,454)	(6,541)	(4,254)	(1,645)

Units, end of period	11,785	6,758	3,802	3,554

Unit value, end of period $	11.94	9.21	6.87	11.87
Assets, end of period $	140,757	62,221	26,117	42,196
Investment income ratio*	0.00%	0.00%	2.38%	2.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	29.71%	34.03%	(42.13%) to (30.69%)	(7.60%)

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	51,003	57,063	137,943	282,521	256,511
Units issued	72,168	55,858	31,333	64,717	171,059
Units redeemed	(64,932)	(61,918)	(112,213)	(209,295)	(145,049)

Units, end of period	58,239	51,003	57,063	137,943	282,521

Unit value, end of period $	23.03 to 23.93	17.95 to 18.37	13.50 to 13.77	23.42 to 23.86	25.54 to 25.92
Assets, end of period $	1,361,445	923,018	775,813	3,272,245	7,281,857
Investment income ratio*	0.00%	0.00%	2.16%	1.75%	0.68%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	28.76% to 29.41%	33.00% to 33.46%	(42.51%) to (42.30%)	(8.31%) to (7.94%)	9.68% to 10.12%

141

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	138,090	104,513	102,009	124,341	—
Units issued	70,716	101,116	94,913	15,444	143,375
Units redeemed	(53,682)	(67,539)	(92,409)	(37,776)	(19,034)

Units, end of period	155,124	138,090	104,513	102,009	124,341

Unit value, end of period $	41.32	32.75	25.43	34.40	35.44
Assets, end of period $	6,409,799	4,523,174	2,658,179	3,509,437	4,406,358
Investment income ratio*	0.44%	0.74%	1.36%	0.97%	0.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.15%	28.79%	(27.51%) to (26.07%)	(2.92%)	19.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)
Units, beginning of period	26,455	64,320	747	—
Units issued	16,761	34,363	127,542	31,908
Units redeemed	(12,293)	(72,228)	(63,969)	(31,161)

Units, end of period	30,923	26,455	64,320	747

Unit value, end of period $	14.57 to 14.78	11.51 to 11.68	9.10 to 9.12	12.26 to 12.39
Assets, end of period $	451,145	308,717	582,478	9,201
Investment income ratio*	0.36%	0.52%	2.10%	0.02%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	25.28% to 25.85%	27.80% to 28.07%	(26.56%) to (26.41%)	(1.88%) to (0.88%)

(ac)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

142

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	64,463	92,095	50,455	5,566	—
Units issued	29,669	53,623	80,014	60,594	6,551
Units redeemed	(32,721)	(81,255)	(38,374)	(15,705)	(985)

Units, end of period	61,411	64,463	92,095	50,455	5,566

Unit value, end of period $	15.00	12.36	9.67	13.25	13.41
Assets, end of period $	921,462	796,777	890,555	668,711	74,625
Investment income ratio*	1.53%	0.40%	0.86%	0.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	21.39%	27.82%	(29.59%) to (27.05%)	(1.14%)	15.50%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	409,071	659,315	896,860	1,197,374	1,534,174
Units issued	188,953	232,804	326,502	494,264	813,580
Units redeemed	(247,865)	(483,048)	(564,047)	(794,778)	(1,150,380)

Units, end of period	350,159	409,071	659,315	896,860	1,197,374

Unit value, end of period $	20.69 to 21.75	17.25 to 17.88	13.60 to 14.04	18.69 to 19.29	19.05 to 28.45
Assets, end of period $	7,495,689	7,560,437	9,496,541	17,636,851	23,687,841
Investment income ratio*	1.34%	0.39%	0.66%	0.15%	0.07%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	20.51% to 21.11%	26.86% to 27.37%	(27.52%) to (27.24%)	(1.89%) to (1.44%)	14.62% to 15.13%

143

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	18,939	—
Units issued	7,783	22,836
Units redeemed	(12,171)	(3,897)

Units, end of period	14,551	18,939

Unit value, end of period $	13.16	10.52
Assets, end of period $	191,551	199,275
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	25.12%	5.22%

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	1,713,753	—
Units issued	256,311	1,751,431
Units redeemed	(498,452)	(37,678)

Units, end of period	1,471,612	1,713,753

Unit value, end of period $	13.05 to 13.13	10.51 to 10.52
Assets, end of period $	19,230,310	18,017,839
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	24.17% to 24.79%	5.12% to 5.19%

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

144

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	44,272	9,710	12,929	—	—
Units issued	58,283	64,448	4,939	18,075	60
Units redeemed	(102,555)	(29,886)	(8,158)	(5,146)	(60)

Units, end of period	—	44,272	9,710	12,929	—

Unit value, end of period $	12.78	11.39	9.23	10.99	10.99
Assets, end of period $	—	504,215	89,594	142,120	—
Investment income ratio*	11.98%	7.86%	6.78%	10.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	12.21%	23.45%	(16.07%) to (9.37%)	0.02%	7.05%

(ba)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	71,860	93,122	201,762	249,209	253,221
Units issued	45,430	71,772	54,133	109,181	138,457
Units redeemed	(117,290)	(93,034)	(162,773)	(156,628)	(142,469)

Units, end of period	—	71,860	93,122	201,762	249,209

Unit value, end of period $	24.61 to 25.87	22.16 to 22.87	18.07 to 18.59	21.60 to 22.22	19.92 to 22.32
Assets, end of period $	—	1,594,659	1,680,117	4,397,774	5,459,524
Investment income ratio*	10.66%	7.28%	5.08%	9.23%	6.48%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	11.57% to 12.05%	22.61% to 23.05%	(16.62%) to (16.33%)	(0.85%) to (0.45%)	6.31% to 6.73%

(ba)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.

145

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/100 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	30,334	1,515	1,248	—
Units issued	83,957	35,273	766	1,481
Units redeemed	(12,475)	(6,454)	(499)	(233)

Units, end of period	101,816	30,334	1,515	1,248

Unit value, end of period $	15.22	13.13	10.36	11.33
Assets, end of period $	1,549,526	398,301	15,689	14,141
Investment income ratio*	19.58%	11.32%	11.82%	2.57%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	15.91%	26.78%	(8.57%) to (8.05%)	5.85%

(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	39,687	83,658	16,393	35,928	78,004
Units issued	127,475	44,874	185,983	20,922	37,952
Units redeemed	(34,389)	(88,845)	(118,718)	(40,457)	(80,028)

Units, end of period	132,773	39,687	83,658	16,393	35,928

Unit value, end of period $	19.69 to 20.29	17.10 to 17.40	13.59 to 13.79	14.97 to 15.14	14.24 to 14.35
Assets, end of period $	2,630,368	679,706	1,151,717	245,858	512,297
Investment income ratio*	23.98%	10.03%	12.21%	1.70%	2.03%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	15.13% to 15.66%	25.84% to 26.23%	(9.22%) to (8.93%)	5.16% to 5.51%	3.31% to 3.62%

(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

146

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Units, beginning of period	372,059	279,913	156,154	103,058	—
Units issued	286,144	294,840	259,709	171,563	107,642
Units redeemed	(223,115)	(202,694)	(135,950)	(118,467)	(4,584)

Units, end of period	435,088	372,059	279,913	156,154	103,058

Unit value, end of period $	20.39	19.14	18.01	17.03	15.89
Assets, end of period $	8,869,928	7,122,388	5,041,514	2,658,477	1,637,785
Investment income ratio*	4.49%	5.55%	6.26%	11.03%	2.44%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	6.49%	6.29%	3.52% to 5.79%	7.13%	4.07%

(j)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	870,388	224,706	72,293	34,283	—
Units issued	680,834	744,455	237,637	55,834	36,837
Units redeemed	(163,458)	(98,773)	(85,224)	(17,824)	(2,554)

Units, end of period	1,387,764	870,388	224,706	72,293	34,283

Unit value, end of period $	15.57	14.46	12.71	12.37	11.39
Assets, end of period $	21,599,909	12,583,045	2,857,007	894,516	390,568
Investment income ratio*	2.58%	5.68%	5.58%	9.04%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	7.66%	13.71%	2.76% to 2.76%	8.61%	3.67%

(g)	Fund available in prior year but no activity.

147

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,965,055	2,143,657	1,745,005	1,570,478	2,385,781
Units issued	1,318,461	1,140,824	1,884,675	1,105,189	879,060
Units redeemed	(1,436,134)	(1,319,426)	(1,486,023)	(930,662)	(1,694,363)

Units, end of period	1,847,382	1,965,055	2,143,657	1,745,005	1,570,478

Unit value, end of period $	24.06 to 25.16	22.49 to 23.33	19.93 to 20.59	19.46 to 20.09	18.06 to 18.56
Assets, end of period $	45,740,261	45,086,578	43,539,894	34,656,094	28,840,343
Investment income ratio*	2.32%	4.05%	4.60%	7.86%	3.62%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	6.95% to 7.43%	12.86% to 13.31%	2.10% to 2.52%	7.73% to 8.23%	2.89% to 3.34%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	26,528	6,539	6,922	37	—
Units issued	20,727	44,607	23,133	8,318	37
Units redeemed	(10,273)	(24,618)	(23,516)	(1,433)	—

Units, end of period	36,982	26,528	6,539	6,922	37

Unit value, end of period $	46.23	39.42	30.58	48.65	46.25
Assets, end of period $	1,709,553	1,045,820	199,933	336,768	1,715
Investment income ratio*	1.54%	1.76%	0.93%	3.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	17.26%	28.93%	(37.15%) to (25.73%)	5.19%	15.33%

(g)	Fund available in prior year but no activity.

148

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	65,078	186,446	260,998	212,749	323,999
Units issued	104,838	125,758	90,395	144,535	144,172
Units redeemed	(25,879)	(247,126)	(164,947)	(96,286)	(255,422)

Units, end of period	144,037	65,078	186,446	260,998	212,749

Unit value, end of period $	12.91 to 13.43	11.14 to 11.45	8.70 to 8.91	13.90 to 14.29	13.31 to 13.63
Assets, end of period $	1,899,563	729,447	1,649,478	3,702,220	2,867,841
Investment income ratio*	1.73%	1.04%	1.61%	2.17%	1.02%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.65%	0.35% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	16.37% to 16.84%	28.03% to 28.42%	(37.61%) to (37.42%)	4.44% to 4.86%	14.49% to 14.95%

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	115,032	15,529	7,826	30	—
Units issued	70,784	139,953	62,022	13,928	31
Units redeemed	(185,816)	(40,450)	(54,319)	(6,132)	(1)

Units, end of period	—	115,032	15,529	7,826	30

Unit value, end of period $	13.83	13.51	12.45	12.64	12.24
Assets, end of period $	—	1,554,148	193,403	98,886	370
Investment income ratio*	1.18%	4.44%	3.95%	8.95%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	2.39%	8.49%	(1.44%) to 0.56%	3.25%	4.39%

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(g)	Fund available in prior year but no activity.

149

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (az)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	164,805	464,134	571,273	690,780	649,545
Units issued	98,233	160,837	478,767	356,594	578,659
Units redeemed	(263,038)	(460,166)	(585,906)	(476,101)	(537,424)

Units, end of period	—	164,805	464,134	571,273	690,780

Unit value, end of period $	17.35 to 18.10	17.06 to 17.69	15.84 to 16.37	16.12 to 16.64	15.74 to 16.94
Assets, end of period $	—	2,853,193	7,525,507	9,452,949	11,102,160
Investment income ratio*	1.27%	2.03%	3.56%	8.20%	5.48%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	2.13% to 2.28%	7.68% to 8.11%	(2.05%) to (1.66%)	2.43% to 2.89%	3.66% to 4.13%

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/10 (bb)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	20,834	18,468	1,133	400	—
Units issued	15,823	14,654	19,427	929	414
Units redeemed	(36,657)	(12,288)	(2,092)	(196)	(14)

Units, end of period	—	20,834	18,468	1,133	400

Unit value, end of period $	15.02	13.65	9.31	11.76	11.42
Assets, end of period $	—	284,302	171,876	13,322	4,564
Investment income ratio*	49.27%	13.02%	21.85%	12.03%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.08%	46.65%	(20.85%) to (19.03%)	3.00%	9.60%

(bb)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(g)	Fund available in prior year but no activity.

150

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (bb)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06 (g)
Units, beginning of period	19,500	1,523	18,379	197	—
Units issued	48,532	110,223	138,980	39,504	201
Units redeemed	(68,032)	(92,246)	(155,836)	(21,322)	(4)

Units, end of period	—	19,500	1,523	18,379	197

Unit value, end of period $	18.05 to 18.50	16.51 to 16.75	11.33 to 11.46	14.42 to 14.54	14.11
Assets, end of period $	—	322,341	17,289	265,248	2,781
Investment income ratio*	59.10%	8.65%	1.00%	10.24%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	9.37% to 9.78%	45.64% to 46.08%	(21.38%) to (21.14%)	2.19% to 2.52%	8.89%

(bb)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	32,844	55,369	17,927	149	—
Units issued	34,059	56,984	78,710	23,920	155
Units redeemed	(10,935)	(79,509)	(41,268)	(6,142)	(6)

Units, end of period	55,968	32,844	55,369	17,927	149

Unit value, end of period $	18.10	15.88	11.89	19.33	15.17
Assets, end of period $	1,013,201	521,594	658,222	346,525	2,261
Investment income ratio*	3.58%	4.85%	2.83%	2.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	14.00%	33.58%	(38.50%) to (21.20%)	27.43%	31.06%

(g)	Fund available in prior year but no activity.

151

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	79,013	249,807	225,244	131,267	154,810
Units issued	31,683	75,136	156,245	139,373	77,515
Units redeemed	(33,269)	(245,930)	(131,682)	(45,396)	(101,058)

Units, end of period	77,427	79,013	249,807	225,244	131,267

Unit value, end of period $	21.29 to 22.25	18.81 to 19.40	14.16 to 14.55	23.22 to 23.70	18.35 to 18.66
Assets, end of period $	1,668,754	1,494,713	3,594,971	5,302,683	2,433,871
Investment income ratio*	2.52%	3.61%	3.24%	2.12%	2.31%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	13.18% to 13.69%	32.91% to 33.37%	(39.04%) to (38.83%)	26.57% to 26.95%	30.15% to 30.55%

	Sub-Account
	Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07 (g)
Units, beginning of period	52,511	35,076	34,210	—
Units issued	30,722	69,744	64,360	43,166
Units redeemed	(45,177)	(52,309)	(63,494)	(8,956)

Units, end of period	38,056	52,511	35,076	34,210

Unit value, end of period $	15.37	12.57	8.90	15.05
Assets, end of period $	585,025	659,988	312,241	514,782
Investment income ratio*	1.12%	1.09%	0.84%	2.92%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	22.30%	41.19%	(40.84%) to (31.48%)	8.26%

(g)	Fund available in prior year but no activity.

152

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	142,586	310,735	395,785	297,227	422,144
Units issued	64,708	287,392	134,441	322,269	199,825
Units redeemed	(92,503)	(455,541)	(219,491)	(223,711)	(324,742)

Units, end of period	114,791	142,586	310,735	395,785	297,227

Unit value, end of period $	30.06 to 31.60	24.88 to 25.68	17.74 to 18.24	30.09 to 30.95	25.21 to 28.68
Assets, end of period $	3,518,229	3,571,204	5,587,755	12,100,633	8,411,802
Investment income ratio*	0.96%	1.29%	1.10%	1.37%	0.42%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	21.36% to 21.97%	40.27% to 40.75%	(41.25%) to (41.05%)	7.46% to 7.89%	20.20% to 20.68%

153

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The preceding table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Notes 3 and 4.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

154

Prospectus dated May 2, 2011

for interests in

Separate Account N

Interests are made available under

CORPORATE VUL

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

500 Index
500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Bond
American Fundamental Holdings
American Global Diversification
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Balanced
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Diversified Growth & Income
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index A
International Opportunities
International Small Company
International Value
Investment Quality Bond
Large Cap
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Natural Resources
Optimized All Cap
Optimized Value
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Return
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CVUL04 5/2011

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information, which contains the audited financial statements for JHUSA and Separate Account N. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

SUMMARY OF BENEFITS AND RISKS

Benefits

Some of the benefits of purchasing the policy are described below.

Death Benefit Protection: This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the insured person. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access to Your Policy Values: Your variable life insurance policy offers access to your Policy Value through policy loans, policy surrender and partial withdrawal. There are limitations on partial withdrawals. See “Policy Surrender and Partial Withdrawals” for further information. Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

Tax Deferred Accumulation: Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy does not generate a taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

Investment Options: In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility: The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance: Policy Values invested in a sub-account are not guaranteed. Policy Values will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Values to any sub-accounts.

Unsuitable for Short-Term Investment: The policy is intended for long-term financial planning, and is unsuitable for short-term goals. The policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse: Sufficient premiums must be paid to keep the policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Withdrawals reduce your Policy Value and increase the risk of lapse.

3

Decreasing Death Benefit: Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender: Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.

Adverse Tax Consequences: You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLES

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	2.5% of each premium paid
Sales Charge	Upon receipt of premium	13% (Coverage Year 1)[1]
Transfer Fees	Upon transfer	$25 (only applies to transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed$ 5.00
Current$ 0.00
Asset Allocation Balancer	Upon transfer	Guaranteed$ 15.00
Current$ 0.00

1 The sales charge declines in subsequent Coverage Years as noted below:

Coverage Year	Percentage
1	13.00%
2	6.25%
3	3.50%
4	2.50%
5	0.50%
6	0.50%
7+	0.00%

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy. These fees and expenses do not include fees and expenses of the portfolios, which are the underlying variable investment options for your policy.

4

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 45 year old non-smoking male) (rating classification is for short form underwriting)	The cost of insurance rate is $0.08 per month per $1,000 of the net amount at risk.
Cost of Insurance – Optional FTIO Rider (Flexible Term Insurance Option)[1]	Monthly	Minimum and Maximum Charges	The possible range of the cost of insurance is from $0.00 to $83.33 per month per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 45 year old non-smoking male) rating classification is for short form underwriting)	The cost of insurance rate is $0.38 per month per $1,000 of the net amount at risk.
Mortality and Expense Risk Charge	Monthly	0.50% annually[2]
Administration Charge	Monthly	$12 per Policy Month
Loan Interest Rate (Net)	Annually	0.75%[3]

1 The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. A policy owner may obtain additional information regarding cost of insurance charge by contacting the Company. The election (or failure to elect) the optional FTIO rider will impact the total cost of insurance charges.

2 Currently the Company is charging the following rates:

Policy Years	Annual Rate
1-10	0.45%
11+	0.25%

3 The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account. Currently this rate is 0.75% for Policy Years 1-10 and 0.25% for Policy Years 11 and higher. The maximum loan rate is 4%.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	2.90%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 0.92%, respectively.

5

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

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Portfolio	Portfolio Manager	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and invests up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S. and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.
American Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.
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Portfolio	Portfolio Manager	Investment Objective
American Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world. Normally, the master fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
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Portfolio	Portfolio Manager	Investment Objective
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Inc.	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Diversified Growth & Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
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Portfolio	Portfolio Manager	Investment Objective
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target AllocationRange of Allocation
Equity Securities: 70%65% – 75%
Fixed-Income Securities: 30%25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s:Ba through C
S&P’s:BB through D
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Portfolio	Portfolio Manager	Investment Objective
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
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Portfolio	Portfolio Manager	Investment Objective
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Index.*

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Excluding U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000,®” “Russell 2000,®” “Russell 2500,TM”“Russell 1000 Value,®” “Russell 3000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

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The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $466 million to $275.1 billion
Russell 1000 Index — $221 million to $425.9 billion
Russell 1000 Value Index — $221 million to $425.9 billion
Russell 2000 Index — maximum of $6.2 billion
Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)
Russell 3000 Index — $5 million to $425.9 billion
Russell Midcap Index — $221 million to $22.3 billion
Russell Midcap Value Index — $310 million to $19 billion
S&P MidCap 400 Index — $703 million to $9.9 billion
S&P SmallCap 600 Index — maximum of $3.7 billion
Wilshire 5000 Total Market Index — less than $1 million to $431 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

POLICY SUMMARY

General

The policy is a flexible premium variable universal life insurance policy. This summary provides a general description of the important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise stated or implied by the context, the discussions in this prospectus assume that the policy is not in default, that there is no outstanding Policy Debt and the death benefit is not determined by the Minimum Death Benefit Percentage. Your policy’s provisions may vary in some states and the terms of the policy, and any endorsements or riders, supersede the disclosure in this prospectus.

Death Benefits

The policy provides a death benefit in the event of the death of the Life Insured while the policy is in force. The basic death benefit amount is the Face Amount, which is provided for the lifetime of the Life Insured with no maturity or expiration date. There may be other amounts added to the death benefit as described below.

Flexible Term Insurance Option. You may add a Flexible Term Insurance Option rider (the “FTIO Rider”) to the policy to provide additional term life insurance coverage on the Life Insured. Cost of insurance rates are less than or equal to those of the policy and no sales charge will apply. However, unlike the Face Amount of the policy, the FTIO Rider will terminate at the Life Insured’s Attained Age 100. The FTIO Rider also offers the flexibility to schedule varying death benefit amounts on future dates (the “Scheduled Death Benefits”).

Death Benefit Options. There are two death benefit options. Option 1 provides a death benefit equal to the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO option. Option 2 provides a death benefit equal to the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO option. You may change the death benefit option and increase or decrease the Face Amount and Scheduled Death Benefits.

Age 100 Advantage. If the Life Insured is alive on the Policy Anniversary when the Life Insured reaches Attained Age 100, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:

  the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;
  no additional premium payments will be accepted although loan repayments will be accepted;
  no additional charges or deductions (described under “Charges and Deductions”) will be assessed;
  interest on any Policy Debt will continue to accrue;
  the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.
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Premiums

Premium payments may be made at any time prior to Attained Age 100 and in any amount, subject to certain limitations (see “Premium Payments — Premium Limitations”). Net Premiums will be allocated to one or more of the Fixed Account and the sub-accounts of the Separate Account. You may change allocations and make transfers among the accounts subject to limitations described below.

Policy Value

The Policy Value is the accumulation of premiums paid, less charges and deductions we take for expenses and cost of insurance, plus or minus the investment returns of the accounts to which the Policy Value has been allocated. You may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal or by full surrender of the policy.

Policy Loans

You may borrow against the Net Cash Surrender Value of the policy. Loan interest will accrue daily and be payable in arrears on each Policy Anniversary. The Policy Debt will be deducted from amounts payable at the Life Insured’s death or upon surrender of the policy.

Surrender and Partial Withdrawals

You may make a partial withdrawal of the Policy Value. It may result in a decrease in the Face Amount and Scheduled Death Benefits. You may surrender the policy for its Net Cash Surrender Value at any time.

Lapse and Reinstatement

Your policy will lapse and terminate without value when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate premium payment from you. You may reinstate a lapsed policy within five years following lapse if the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a premium payment described under “Lapse and Reinstatement  —  Reinstatement.”

The policy differs in two important ways from conventional life insurance policies. First, failure to make planned premium payments will not in itself cause the policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

Charges and Deductions

We assess certain charges and deductions in connection with the policy. These include: (i) charges in the form of monthly deductions for the cost of insurance and administrative expenses, (ii) charges assessed daily against amounts in the Investment Account and (iii) charges deducted from premiums paid. These charges are summarized in the Fee Tables.

In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.

Reduction in Charges and Enhancement of Surrender Values: The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a case. The size or nature of the case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. We may change the nature and amount of reductions and enhancements available from time to time. They will be determined in a way that is not unfairly discriminatory to policy owners.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

The Table of Investment Options and Investment Subadvisers describes the portfolios and shows the subadvisers that provide investment subadvisory services.

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Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities, and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Description of John Hancock USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account N

The investment accounts shown on page 1 are in fact subaccounts of Separate Account N, a separate account operated by us under Michigan law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

ISSUING A POLICY

Use of the Policy

The policy is designed to provide employers or other organizations with life insurance coverage on employees or other individuals in whose lives they have an insurable interest. The policy may be owned by an individual or a corporation, trust, association, or similar entity. The policy may be used for such purposes as funding non-qualified executive deferred compensation or salary continuation liabilities or death benefit liabilities of executive retirement plans, or as a source for funding cash flow obligations under such plans.

Requirements

To purchase a policy, you must submit a completed application. Your policy will not be issued until the underwriting process is completed to our satisfaction.

With our prior approval, the policy may be issued on a basis that does not distinguish between the Life Insured’s sex and/or smoking status. A policy will only be issued on the lives of insureds from Issue Ages 20 through 80.

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Each policy has a Policy Date, an Effective Date and an Issue Date (see “Definitions” in Appendix A). The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Policy Date is also the effective date of the initial Coverage Amount. The Policy Date is the same date as the Effective Date unless the policy is backdated (see “Backdating a Policy”). The Effective Date is the date we become obligated under the policy and when the first monthly deductions are taken. It is the later of the date we approve issuance of the policy and the date we receive at least the Minimum Initial Premium. The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are determined.

If we approve issuance of a policy before we receive the Minimum Initial Premium then the Effective Date will be later than the Issue Date. The Minimum Initial Premium must be received by us within 60 days after the Issue Date and the Life Insured must be in good health on the Effective Date. If the Minimum Initial Premium is not paid or if the application is rejected, the policy will be canceled and any premiums paid will be returned to the applicant.

Net Premiums received prior to the Effective Date will be credited with interest at the rate of return earned on amounts allocated to the Money Market portfolio. On the Effective Date, Net Premiums received plus any interest credited will be allocated to Investment Accounts and the Fixed Account according to your instructions, unless first allocated to the Money Market portfolio for the duration of the right to examine period (see “Right to Examine the Policy”).

Minimum Face Amount and Scheduled Death Benefit. The minimum Face Amount is $50,000 unless the FTIO Rider is added to the policy. With an FTIO Rider, the minimum Face Amount is $25,000 and the minimum Scheduled Death Benefit is $50,000.

Backdating a Policy. You may request that we backdate the policy by assigning a Policy Date earlier than the date the application is signed. We will not backdate the policy to a date earlier than that allowed by state law, which is generally three months to one year prior to the date of application for the policy. Monthly deductions will be made for the period the Policy Date is backdated.

Temporary Insurance Agreement

Temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement, subject to our underwriting practices. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. It is issued on a conditional receipt basis, which means that benefits would only be paid if the Life Insured met our usual and customary underwriting standards for the coverage applied for.

Underwriting

The policies are offered on three underwriting classes that require different types and amounts of information from the applicant and prospective Life Insured. Current cost of insurance charges in early Policy Years will vary by the type of underwriting, and charges will generally be lower where underwriting information is more extensive. Under any of the underwriting bases, the acceptance of an application is subject to our underwriting rules and we may request additional information or reject an application for any reason.

Short Form Underwriting. The proposed Life Insured must answer qualifying questions in the application but is not required to provide detailed medical history, submit records or undergo examinations or tests unless requested to do so by us. Availability of short form underwriting depends on characteristics of the case, such as the number of lives to be insured, the amounts of insurance and other factors, and it is generally available only up to Issue Age 65.

Simplified Underwriting. The proposed Life Insured must satisfactorily answer certain health questions in the application and may be required to submit existing medical records, but requirements to undergo examinations and tests are minimized. Availability of simplified underwriting and the nature of the requirements will depend on characteristics of the case and the proposed lives to be insured.

Regular (Medical) Underwriting. Where short form or simplified underwriting is unavailable we require satisfactory evidence of insurability under our regular underwriting guidelines for individual applicants. This may include medical exams and other information. A proposed Life Insured who fails to qualify for a standard risk classification may be eligible to be insured with an additional substandard rating.

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Right to Examine the Policy

You may return your policy for a refund within 10 days after you receive it. Some states provide a longer period of time for this right, which will be stated in the policy if applicable. The policy can be mailed or delivered to the Company agent who sold it to you or to our Service Office. Immediately upon such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at our Service Office we will refund an amount equal to the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy, plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans.

Some state laws require the refund of premiums paid without adjustment for investment gains and losses of the Separate Account. In these states, all Net Premiums will be allocated to the Money Market portfolio during the Right to Examine period and the refund amount will be equal to all premiums received less any partial withdrawals and policy loans.

If you request a Face Amount increase that results in new sales charge, you will have the same rights described above to cancel the increase. If canceled the Policy Value and sales charge will be recalculated to be as they would have been had the premiums not been paid.

We reserve the right to delay the refund of any premium paid by check until the check has cleared.

(Applicable to Residents of California Only)

Residents of California, age 60 and greater, may return the policy for a refund at any time within 30 days after receiving it. The policy can be mailed or delivered to the Company’s agent who sold it, or to our Service Office. If you cancel the policy during this 30 day period and your premiums were allocated to a Fixed Account or the Money Market portfolio, we will refund you the amount of all premiums paid. If your premiums were allocated to one or more of the Investment Accounts (other than the Money Market portfolio), we will refund you the value of amounts in the Investment Accounts and the Fixed Account on the date we receive the returned policy plus all charges deducted prior to that date, not including the fees and expenses of the portfolios, minus any partial withdrawals and policy loans. Your premiums will be placed in either (a) the Fixed Account, (b) the Money Market portfolio or (c) in one or more of the Investment Accounts, based upon your instructions. If no instructions are given, your premiums will be placed in the Money Market portfolio.

Life Insurance Qualification

A policy must satisfy either of two tests to qualify as a life insurance contract as defined in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). At the time of application, you must choose either the Cash Value Accumulation Test (“CVA Test”) or the Guideline Premium Test (“GP Test”) and the test cannot be changed once the policy is issued.

Cash Value Accumulation Test. The CVA Test requires the death benefit at any time to be at least a certain ratio of the Policy Value, based on prescribed calculations. The Minimum Death Benefit provision described below will ensure that the CVA Test is met. There is no restriction on the amount of premiums you may pay, but we will require you to provide satisfactory evidence of insurability before we accept an amount of premium that would increase the death benefit by more than the increase in Policy Value.

Guideline Premium Test. The GP Test limits the amount of premiums you may pay into the policy, given its death benefit, based on prescribed calculations. In addition, the GP Test requires the death benefit at any time to be at least a prescribed ratio of the Policy Value. These prescribed multiples are generally lower than those calculated under the CVA Test. The Minimum Death Benefit provision described below will ensure that this second requirement is met.

Changes to the policy or FTIO Rider, such as changes in Face Amount, Scheduled Death Benefit, death benefit option or partial withdrawals, may affect the premium limits under the GP Test. Some changes will reduce future premium limits and may cause premiums already paid to exceed the new limits and force you to make a partial withdrawal.

DEATH BENEFITS

If the policy is in force at the time of the Life Insured’s death we will pay an insurance benefit to the beneficiary. The policy may remain in force for the Life Insured’s entire lifetime and there is no specified maturity or expiration date.

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Insurance benefits are only payable when we receive due proof of death at our Service Office, in the form of either a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other proof satisfactory to us.

The amount of the insurance benefit payable will be the death benefit on the date of death, as described below, less any Policy Debt, accrued interest, and outstanding monthly deductions on the date of death. The insurance benefit will be paid in one lump sum unless another form of settlement is agreed to by the beneficiary and us. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the Life Insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

Minimum Death Benefit. Both the CVA Test and the GP Test require the death benefit to be at least a prescribed ratio of the Policy Value at all times. The policy’s Minimum Death Benefit ensures that these requirements are met by providing that the death benefit shall be at least equal to the Policy Value multiplied by the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured. Tables of Minimum Death Benefit Percentages appear below.

Table of Minimum Death Benefit Percentages.
	GP Test	CVA Test				GP Test	CVA Test
Age	Percent	Male	Female	Unisex	Age	Percent	Male	Female	Unisex
20	250%	644%	768%	665%	42	236%	319%	372%	328%
21	250%	625%	743%	645%	43	229%	309%	361%	318%
22	250%	607%	720%	626%	44	222%	299%	350%	308%
23	250%	589%	697%	608%	45	215%	290%	339%	299%
24	250%	572%	674%	589%	46	209%	281%	329%	290%
25	250%	554%	652%	571%	47	203%	273%	319%	281%
26	250%	537%	631%	554%	48	197%	265%	309%	272%
27	250%	520%	611%	536%	49	191%	257%	300%	264%
28	250%	504%	591%	519%	50	185%	249%	291%	257%
29	250%	488%	572%	502%	51	178%	242%	282%	249%
30	250%	472%	553%	486%	52	171%	235%	274%	242%
31	250%	457%	535%	470%	53	164%	228%	266%	235%
32	250%	442%	517%	455%	54	157%	222%	258%	229%
33	250%	428%	500%	440%	55	150%	216%	251%	222%
34	250%	414%	484%	426%	56	146%	210%	244%	216%
35	250%	400%	468%	412%	57	142%	205%	237%	210%
36	250%	387%	453%	399%	58	138%	199%	230%	205%
37	250%	375%	438%	386%	59	134%	194%	224%	199%
38	250%	362%	424%	373%	60	130%	189%	218%	194%
39	250%	351%	410%	361%	61	128%	184%	211%	189%
40	250%	340%	397%	350%	62	126%	180%	206%	185%
41	243%	329%	384%	339%	63	124%	175%	200%	180%
64	122%	171%	194%	176%	83	105%	122%	127%	124%
65	120%	167%	189%	172%	84	105%	121%	125%	122%
66	119%	164%	184%	168%	85	105%	120%	123%	121%
67	118%	160%	180%	164%	86	105%	118%	121%	119%
68	117%	157%	175%	160%	87	105%	117%	120%	118%
69	116%	153%	171%	157%	88	105%	116%	118%	117%
70	115%	150%	166%	154%	89	105%	115%	117%	116%
71	113%	147%	162%	151%	90	105%	114%	115%	115%
72	111%	145%	158%	147%	91	104%	113%	114%	114%
73	109%	142%	154%	145%	92	103%	112%	113%	112%
74	107%	139%	151%	142%	93	102%	111%	112%	111%
75	105%	137%	147%	139%	94	101%	110%	110%	110%
76	105%	135%	144%	137%	95	100%	109%	109%	109%
77	105%	133%	141%	135%	96	100%	107%	107%	107%
78	105%	131%	139%	133%	97	100%	106%	106%	106%
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Table of Minimum Death Benefit Percentages.
	GP Test	CVA Test				GP Test	CVA Test
Age	Percent	Male	Female	Unisex	Age	Percent	Male	Female	Unisex
79	105%	129%	136%	131%	98	100%	104%	104%	104%
80	105%	127%	133%	129%	99	100%	103%	103%	103%
81	105%	125%	131%	127%	100+	100%	100%	100%	100%
82	105%	124%	129%	125%

Flexible Term Insurance Option Rider

You may add an FTIO Rider to the policy to provide additional death benefit coverage on the Life Insured. The FTIO Rider provides flexible term life insurance to Attained Age 100 with cost of insurance charges less than or equal to those of the policy. The election of (or failure to elect) the FTIO Rider will impact the total cost of insurance charges. The FTIO Rider will terminate at the earlier of Attained Age 100, the date the policy lapses or is surrendered, and your request to cancel the FTIO Rider.

You may schedule the death benefit amounts that will apply at specified times (the “Scheduled Death Benefits”). Scheduled Death Benefits may be constant or varying from time to time. The Scheduled Death Benefits will be shown in the policy .

The term insurance benefit of the FTIO Rider is equal to (a) minus (b) but not less than zero where:

(a) is the Scheduled Death Benefit for the Policy Month, and

(b) is the Face Amount of the policy or, if greater, the policy’s Minimum Death Benefit.

Even if the term insurance benefit may be zero in a Policy Month, the FTIO Rider will not terminate.

Example. A policy is purchased for an executive as part of an employee benefit plan. The death benefit provided by the policy is to be equal to the executive’s salary of $100,000 increasing at 5% per year through age 64. Assuming the executive is currently 55, the policy will be issued with a Scheduled Death Benefit as follows:

Policy Year	Scheduled Death Benefit
1	100,000
2	105,000
3	110,250
4	115,763
5	121,551
6	127,628
7	134,010
8	140,710
9	147,746
10+	155,133

The FTIO Rider amount will change each year as necessary to provide the benefits shown in the schedule, as follows:

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Policy Year	Total Death Benefit	Face Amount	Flexible Term Insurance Amount
1	100,000	100,000	0
2	105,000	100,000	5,000
3	110,250	100,000	10,250
4	115,763	100,000	15,763
5	121,551	100,000	21,551
6	127,628	100,000	27,628
7	134,010	100,000	34,010
8	140,710	100,000	40,710
9	147,746	100,000	47,746
10	155,133	100,000	55,133

Death Benefit Options

You may choose either of two death benefit options:

Death Benefit Option 1. The death benefit on any date is the Face Amount of the policy or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO Rider.

Death Benefit Option 2. The death benefit on any date is the Face Amount plus the Policy Value or, if greater, the Minimum Death Benefit, plus the term insurance benefit of the FTIO Rider.

Changing the Death Benefit Option

You may change the death benefit option at any time. The change will take effect at the beginning of the next Policy Month at least 30 days after your written request is received at our Service Office. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the Face Amount and Scheduled Death Benefits to avoid any change in the amount of death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change less the Policy Value on the date of the change.

The Scheduled Death Benefit amounts for dates on or after the date of the change will be the amounts scheduled prior to the change less the Policy Value on the date of the change.

Coverage Amounts will be reduced or eliminated in the order that they are listed in the policy until the total decrease in coverage amounts equals the decrease in Face Amount.

Example. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

The death benefit option is changed to Option 2 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $90,000 (the Face Amount prior to the change less the Policy Value), and the Scheduled Death Benefit after the change will become:

Policy Year	Scheduled Death Benefit
3	140,000
4	165,000
5+	190,000
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Change from Option 2 to Option 1. The new Face Amount will be the Face Amount prior to the change plus the Policy Value on the date of the change (but the new Face Amount will be no greater than the Scheduled Death Benefit on the date of the change).

The resulting Face Amount increase amount will be added to the first Coverage Amount listed in the policy.

The Annual Premium Target for this Coverage Amount will not be increased and new sales charges will not apply, however, for an increase solely due to a change in the death benefit option.

Example. A policy is issued with a Face amount of $100,000, death benefit Option 2, and the following schedule:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

The death benefit option is changed to Option 1 at the beginning of Policy Year 3. If the Policy Value at the time of the change is $10,000, then the Face Amount after the change will be $110,000 (the Face Amount prior to the change plus the Policy Value), and the Scheduled Death Benefit after the change will become:

Policy Year	Scheduled Death Benefit
3	160,000
4	185,000
5+	210,000

Changing the Face Amount and Scheduled Death Benefits

At any time, you may request an increase or decrease to the Face Amount or any Scheduled Death Benefits effective on or after the date of change. We reserve the right to limit changes that could cause the policy to fail to qualify as life insurance for tax purposes.

Increases in Face Amount and Scheduled Death Benefits. Increases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

  Increases in Face Amount and Scheduled Death Benefits will require satisfactory evidence of the Life Insured’s insurability.
  Increases will take effect at the beginning of the next Policy Month after we approve the request.
  We may refuse a requested increase that would not meet our requirements for new policy issues at the time due to the Life Insured’s Attained Age or other factors.
  If the Face Amount is increased (other than as required by a death benefit option change) then all Scheduled Death Benefits effective on or after the date of the change will be increased by the amount of the Face Amount increase.

New Sales Loads for a Face Amount Increase. Coverage Amounts equal to the amount of the increase will be added to the policy as follows:

  First, Coverage Amounts that were reduced or eliminated by a prior Face Amount decrease will be restored.
  Second, if needed, a new Coverage Amount will be added to the policy with an Annual Premium Target and new sales charges. Any new Coverage Amount will be based on the Life Insured’s Attained Age and other relevant factors on the effective date of the increase.

Premiums paid on or after the increase may be attributed to the new Coverage Amount and result in sales charges (see “Charges and Deductions — Attribution of Premiums”).

Decreases in Face Amount and Scheduled Death Benefits. Decreases in Face Amount and Scheduled Death Benefits are subject to the following conditions:

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  Decreases in Face Amount and Scheduled Death Benefits will take effect at the beginning of the next Policy Month which is 30 days after your written request is received at our Service Office.
  If the Face Amount is decreased then all Scheduled Death Benefits effective on or after the date of the change will be decreased by the same amount.
  If at any time the Scheduled Death Benefit decreases to less than the Face Amount, the Face Amount will be decreased to be equal to the Scheduled Death Benefit at that time.
  Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.

Decreases in Face Amount Under Death Benefit Option 1 Due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount will be decreased by an amount equal to (a) minus (b) but not less than zero, where:

(a) is the partial withdrawal amount and

(b) is the excess, if any, of the policy’s Minimum Death Benefit over its Face Amount, immediately prior to the partial withdrawal.

Decreases in Face Amount under death benefit Option 1 due to a partial withdrawal are subject to the following conditions:

  Coverage Amounts equal to the amount of the Face Amount decrease will be reduced or eliminated in the reverse order that they are listed in the policy.
  All Scheduled Death Benefits effective on or after the date of the partial withdrawal will be decreased by the amount of the Face Amount decrease, unless you request otherwise and we approve.

Example for Face Increases and Decreases. A policy is issued with a Face Amount of $100,000, death benefit Option 1, and a Scheduled Death Benefit as follows:

Policy Year	Scheduled Death Benefit
1	100,000
2	125,000
3	150,000
4	175,000
5+	200,000

Assume the following policy activity:

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Activity	Effect on Policy	Change in Benefit Schedule
In Policy Year 2, the Face Amount is reduced to $80,000.	The initial Coverage Amount is reduced to $80,000.	Policy Year	Scheduled Death Benefit
		2	105,000
		3	130,000
		4	155,000
		5+	180,000
In Policy Year 3, the Face Amount is increased to $120,000	The initial Coverage Amount (which earlier was reduced to $80,000) is restored to its original level of $100,000. A new Coverage Amount for $20,000 is added to the policy. This new Coverage Amount will have its own Annual Premium Target, and its own sales charges. A portion of the future premiums paid will be attributed to this Coverage Amount to determine the amount of the sales charges.	Policy Year	Scheduled Death Benefit
		3	170,000
		4	195,000
		5+	220,000
In Policy Year 4, a partial withdrawal of $30,000 is made.	The Face Amount is reduced to $90,000. The most recent Coverage Amount of $20,000 is reduced to $0, and the initial Coverage Amount is reduced to $90,000.	Policy Year	Scheduled Death Benefit
		4	165,000
		5	190,000

Factors that Affect the Death Benefit. In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks”. These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by us. All premiums received prior to the Effective Date of the policy will be held in our general account and credited with interest from the date of receipt at the rate of return earned on amounts allocated to the Money Market portfolio.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with your instructions, unless first allocated to the Money Market portfolio for the duration of the Right to Examine period (see “Right to Examine the Policy”).

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time during the lifetime of the Life Insured prior to Attained Age 100 and in any amount subject to the premium limitations described below.

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A policy will be issued with a planned premium, which is based on the amount of premium you wish to pay. We will send you notices of your planned premium at the payment interval you select. However, you are under no obligation to make the planned premium payment.

Payment of premiums will not guarantee that the policy will stay in force and failure to pay premiums will not necessarily cause the policy to lapse. The policy will remain in force so long as the Net Cash Surrender Value is sufficient to cover policy charges.

Premium Limitations

If the policy is issued under the GP Test, the total of all premiums paid may not exceed the then-current maximum premium limitations established by federal income tax law for the policy to qualify as life insurance. The GP Test premium limits are stated in the policy. If a premium is received which would result in total premiums exceeding the applicable GP Test limit, we will only accept that portion of the premium that will not exceed the limit. Any premium in excess of that amount will be returned to you.

If the policy is issued under the CVA Test, there is no restriction on the amount of premiums that may be paid into a policy, but you must provide satisfactory evidence of insurability before we accept any premium that would increase the death benefit by an amount greater than the increase in Policy Value.

Premium Allocation

You may allocate premiums to the Fixed Account and Investment Accounts. Allocations may be made as percentages that are between zero and 100% that sum to exactly 100%. Alternatively, you may allocate a premium in dollar amounts that sum to exactly the Net Premium amount. You may change premium allocations at any time and the change will take effect on the date a request for change satisfactory to us is received at our Service Office.

CHARGES AND DEDUCTIONS

Premium Charge

We will deduct a premium charge as a percentage of each premium payment that is guaranteed never to exceed 2.5%. Currently, we waive this charge in Policy Years 4 and later and charge 0%.

The charge is intended to cover a portion of the aggregate amount of various taxes and fees we pay to federal, state and local governments. It is not based on the actual premium tax rate of your state of residence or any other specific tax.

Sales Charge

The sales charge is intended to cover a portion of our costs of marketing and distributing the policies.

Attribution of Premiums. An Annual Premium Target is associated with each Coverage Amount. Annual Premium Targets are based on the Coverage Amount and the Life Insured’s Attained Age, sex and smoking status on the effective date of the Coverage Amount. The Annual Premium Targets are listed with the Coverage Amounts in the policy.

Premium payments will be attributed to Coverage Amounts that have been in effect for less than 5 years. Attribution will begin with the first applicable Coverage Amount that is listed in the policy. The sum of all premium amounts attributed to a Coverage Amount in a Coverage Year is limited to the Annual Premium Target shown in the policy. Premium amounts that exceed the Annual Premium Target will be attributed to the next listed Coverage Amount, up to its own Annual Premium Target. Attribution will continue in this manner until either the entire premium is attributed to Coverage Amounts or the Annual Premium Target is exceeded for all applicable Coverage Amounts.

Sales Charge. We deduct a sales charge from all premium amounts attributed to a Coverage Amount designated as having a sales charge. The sales charge is a percentage of premiums guaranteed never to exceed the percentages below. Currently we are charging these percentages.

Coverage Year	Percentage
1	13.00%
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Coverage Year	Percentage
2	6.25%
3	3.50%
4	2.50%
5	0.50%
6	0.50%
7+	0.00%

Monthly Deductions

On the Policy Date and at the beginning of each Policy Month prior to Attained Age 100, a deduction is due from the Net Policy Value to cover certain charges described below. Monthly deductions due prior to the policy’s Effective Date will be taken on the Effective Date. Unless otherwise allowed by us and specified by you, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each of the Investment Accounts and the Fixed Account bears to the Net Policy Value.

Administration Charge. Currently we deduct a charge of $12 per Policy Month, which is guaranteed never to be exceeded. This charge is intended to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a policy.

Cost of Insurance Charge. A monthly charge for the cost of insurance is paid to us and is determined by multiplying a cost of insurance rate by the net amount at risk at the beginning of each Policy Month.

Death Benefit Option 1. The net amount at risk is equal to the greater of zero, or (a) minus (b), where

(a) is the applicable death benefit amount on the first day of the month, divided by 1.0024663; and

(b) is the Policy Value attributed to that death benefit amount on the first day of the month.

Death Benefit Option 2. The net amount at risk is equal to the Face Amount of insurance.

Cost of insurance rates and net amounts at risk are determined separately for each Coverage Amount and for the excess of the death benefit over the Face Amount (the Face Amount is the sum of the Coverage Amounts).

Attribution of Policy Value for Net Amounts at Risk. To determine the net amounts at risk, the Policy Value will be attributed to Coverage Amounts in the order listed in the policy. The amount of Policy Value attributed to a Coverage Amount will be limited to the amount that results in zero net amount at risk, and any excess Policy Value will then be attributed to the next listed Coverage Amount. Attribution will continue in this manner until either the entire Policy Value is attributed or the end of the list of Coverage Amounts is reached. Any remaining Policy Value will then be attributed to the excess of the death benefit over the Face Amount.

Current Cost of Insurance Rates. Cost of insurance rates are determined separately for each Coverage Amount and the excess of the death benefit over the Face Amount. There are different current cost of insurance rate bases for:

  Coverage Amounts having sales charges, and
  The excess of the death benefit over the Face Amount, including any term insurance benefit under the FTIO Rider.

The cost of insurance rate in a specific Policy Month for an applicable death benefit amount will depend on:

  the cost of insurance rate basis for the applicable death benefit amount, the Life Insured’s Attained Age, sex (unless unisex rates are required by law) and smoking status on the effective date of the applicable death benefit amount, the underwriting class of the applicable death benefit amount, the Coverage Year, or Policy Year for the excess of the death benefit over the Face Amount, any extra charges for substandard ratings, as stated in the policy.

Since the net amount of risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

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Cost of insurance rates will generally increase with the Life Insured’s age and the Coverage Year.

Cost of insurance rates reflect our expectation as to future mortality experience. They are also intended to cover our general costs of providing the policy, to the extent that these costs are not covered by other charges. Current cost of insurance rates may be changed by us on a basis that does not unfairly discriminate within the class of lives insured.

Guaranteed Maximum Cost of Insurance Rates. In no event will the cost of insurance rates we charge exceed the guaranteed maximum rates set forth in the policy, except to the extent that an extra charge is imposed for a substandard rating. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Sex Distinct (unless unisex rates are required by law) ANB Aggregate Ultimate Mortality Tables. Current cost of insurance rates may be less than the guaranteed rates.

Asset Based Risk Charge Deducted from Investment Accounts

We assess a daily charge against amounts in the Investment Accounts. This charge is intended to compensate us for insurance risks we assume under the policy, such as benefit payments and expenses that are higher than we expected. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy. The charge is a percentage of amounts in the Investment Accounts, which will reduce unit values of the sub-accounts. The charge is guaranteed never to exceed an annual rate of 0.50%. Currently, we charge the following rates:

Policy Year	Annual Rate
1-10	0.45%
11+	0.25%

Reduction in Charges and Enhanced Surrender Values

The policy is designed for employers and other sponsoring organizations that may purchase multiple policies as a case. The size or nature of the case may result in expected savings of sales, underwriting, administrative or other costs. If so, we expect to offer reductions of policy charges and enhancements of surrender value. Eligibility for reductions and enhancements and the amounts available will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the lives insured, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of our expenses. Some of reductions and enhancements may be guaranteed and others may be subject to restrictions or to withdrawal or modification, on a uniform case basis. We may change the nature and amount of reductions and enhancements available from time to time. Reductions and enhancements will be determined in a way that is not unfairly discriminatory to policy owners.

COMPANY TAX CONSIDERATIONS

Currently, we make no specific charge for any federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the policy. We reserve the right in the future, however, to make a charge for any such tax or other economic burden resulting from the application of tax laws that we determine to be properly attributable to the Separate Account or to the policy.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to you by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks”.

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures

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the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy multiplied by the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. See “The General Account  —  Fixed Account”.

Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us that is lower than the loan interest rate charged on Policy Debt. See “Policy Loans  —  Loan Account”.

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at our Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day that is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day that is not a Business Day will be made on the next Business Day.

Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the net investment factor for the that sub-account by the unit value for the immediately preceding Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) minus (c), where:

(a)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day;
(b)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day; and
(c)	is a charge not exceeding the daily mortality and expense risk charge shown in the “Charges and Deductions — Asset Based Risk Charge Deducted from Investment Accounts” section.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

Market timing and disruptive trading risks The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment options in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager‘s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the
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case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain investment options, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Our current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request may be made on any day. You may, however, transfer to the Money Market portfolio even if the two transfer per month limit has been reached, but only if 100% of the Policy Value in all variable investment options is transferred to the Money Market portfolio. If such a transfer to the Money Market investment portfolio is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market portfolio to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one portfolio into a second portfolio, the values can only be transferred out of the second investment option if they are transferred into the Money Market portfolio; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market portfolio may not be transferred out of the Money Market portfolio into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a portfolio.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that
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may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers Involving Fixed Account. While the policy is in force, you may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

  within eighteen months after the Issue Date; or
  within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts; or
  within 60 days of the date of notification of such change, whichever is later.
Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

The maximum amount that you may transfer from the Fixed Account in any one Policy Year is the greater of $2,000, 15% of the Fixed Account value at the previous Policy Anniversary, or the amount transferred out of the Fixed Account during the previous policy year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

Telephone Transfers. Transfer requests must be in writing in a form satisfactory to us, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in our being liable for any losses resulting from unauthorized or fraudulent telephone transfers, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

POLICY LOANS

At any time while this policy is in force, you may borrow against the Policy Value. This policy is the only security for the loan. Policy loans may have tax consequences, see “Tax Treatment of Policy Benefits  —  Policy Loans”.

A policy loan will affect future Policy Values, since the portion of the Policy Value in the Loan Account will receive the loan interest credited rate rather than varying with the performance of the underlying portfolios or increasing at the Fixed Account interest credited rate. A policy loan may cause a policy to be more susceptible to lapse since it reduces the Net Cash Surrender Value from which monthly deductions are taken. A policy loan causes the amount payable upon death of the Life Insured to be reduced by the amount of outstanding Policy Debt.

Maximum Loan. The amount of any loan cannot exceed the amount that would cause the Policy Debt to equal the policy’s Cash Surrender Value less the monthly deductions due from the date of the loan to the next Policy Anniversary.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 4%.

Loan Account

When a loan is made, an amount equal to the loan will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. You may designate how this amount is allocated among the accounts. If you give no instructions, the amount transferred will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Policy Value in the Loan Account will earn interest at an effective annual rate guaranteed to be at least 3.25%. We may declare a current interest rate that is greater than this, subject to change at any time.
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The excess of the loan interest charged rate (4%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.

Currently we credit loan interest rates which vary by Policy Year as follows:
Policy Years	Current Loan Interest Credited Rates	Excess Loan Interest Charged Rate
1-10	3.25%	0.75%
11+	3.75%	0.25%
Loan Account Adjustments. On the first day of each Policy Month the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. The amount transferred will be allocated to the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each Investment Account or the Fixed Account bears to the Net Policy Value.

Loan Repayments. Policy Debt may be repaid, in whole or in part, at any time prior to the death of the Life Insured while the policy is in force. A loan repayment amount will be credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value.

Amounts paid to us not specifically designated in writing as loan repayments will be treated as premiums.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any outstanding monthly deductions due minus the Policy Debt. The Net Cash Surrender Value will be determined at the end of the Business Day on which we receive the policy and a written request for surrender at our our Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

You may make a partial withdrawal of the Net Cash Surrender Value at any time. You may designate how the withdrawal amount is allocated among the Investment Account and the Fixed Account. If you give no instructions, the withdrawal amount will be allocated among the accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value.

The death benefit may be reduced as a result of a Partial Withdrawal. (See “Death Benefits — Decreases in Face Amount under Death Benefit Option 1 due to a Partial Withdrawal”).

LAPSE AND REINSTATEMENT

Lapse

A policy will go into default at the beginning of a Policy Month if the Net Cash Surrender Value would be zero and below after deducting the monthly deduction then due. A lapse could have adverse tax consequences as described under “Tax Considerations  —  Other Policy Distributions”. We will notify you of the default and will allow you a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

Death During Grace Period. If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value on the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

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Reinstatement

You may reinstate a policy that has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

  The policy must not have been surrendered for its Net Cash Surrender Value;
  Evidence of the Life Insured’s insurability satisfactory to us must be provided; and
  A premium equal to the payment required during the grace period following default to keep the policy in force is paid.
Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case.

THE GENERAL ACCOUNT

The general account of John Hancock USA consists of all assets owned by us other than those in Separate Account N and other separate accounts of the Company. Subject to applicable law, we have sole discretion over investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock USA have not been registered under the Securities Act of 1933 (“1933 Act”) and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

You may elect to allocate Net Premiums to the Fixed Account or transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. We will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in our general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

  the portion of the Net Premiums allocated to it; plus
  any amounts transferred to it; plus
  interest credited to it; less
  any charges deducted from it; less
  any partial withdrawals from it; less
  any amounts transferred from it.
Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle you to share in the investment experience of the general account. Instead, we guarantee that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. We may declare a current interest rate in excess of the guaranteed rate, subject to change at any time.

OTHER PROVISIONS OF THE POLICY

Policy Owner Rights

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we‘ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

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While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

  Determine when and how much you invest in the various accounts
  Borrow or withdraw amounts you have in the accounts
  Change the beneficiary who will receive the death benefit
  Change the amount of insurance
  Turn in (i.e., “surrender”) the policy for the full amount of its Net Cash surrender value
  Choose the form in which we will pay out the death benefit or other proceeds
It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy Cancellation

Unless otherwise restricted by a separate agreement, you may:

  Vary the premiums paid under the policy.
  Change the death benefit option.
  Change the premium allocation for future premiums.
  Take loans and/or partial withdrawals.
  Surrender the policy.
  Transfer ownership to a new owner.
  Name a contingent owner that will automatically become owner if you die before the Life Insured.
  Change or revoke a contingent owner.
  Change or revoke a beneficiary.
Assignment of Rights. We will not be bound by an assignment until we receive a copy of the assignment at our Service Office. We assume no responsibility for the validity or effects of any assignment.

Beneficiary

You may appoint one or more beneficiaries of the policy by naming them in the application. Beneficiaries may be appointed in three classes  —  primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, you may change the beneficiary during the Life Insured’s lifetime by giving written notice in a form satisfactory to us. If the Life Insured dies and there is no surviving beneficiary, you, or your estate if you are the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, we will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

We will not contest the validity of a policy after it has been in force during the Life Insured’s lifetime for two years from the Issue Date stated in the policy, nor will we contest the validity of an increase in Face Amount after it has been in force during the Life Insured’s lifetime for two years. If a policy has been reinstated, we can contest any misrepresentation of a fact material to the reinstatement for a period of two years after the reinstatement date.

Misstatement of Age or Sex

If the Life Insured’s stated age or sex or both in the policy are incorrect, we will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

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Suicide Exclusion

If the Life Insured, whether sane or insane, dies by suicide within two years from the Issue Date stated in the policy (or within the maximum period permitted by the state in which the policy was delivered, if less than two years), we will pay only the premiums paid less any partial withdrawals and any Policy Debt. If the Life Insured should die by suicide within two years after a Face Amount increase, the death benefit for the increase will be limited to the monthly deductions for the increase. At our discretion, this provision may be waived; for example, with policies purchased in conjunction with certain existing benefit plans.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a policy, including the FTIO Rider (see “Death Benefits  —  Flexible Term Insurance Option Rider”) and, in the case of a policy owned by a corporation or other similar entity, a benefit permitting a change in the Life Insured (a taxable event). More detailed information concerning this supplementary benefit may be obtained from us. There is no cost for any supplementary benefit currently offered by us, with the exception of the FTIO Rider (see “Charges and Deductions  —  Monthly Deductions”).

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

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However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.
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These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, we will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at our Service Office of all the documents required for such a payment. We will

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ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. We may delay the payment of any policy loans, surrenders, partial withdrawals, or insurance benefit that depends on Fixed Account values for up to six months or in the case of any Investment Account for any period during which:

(i)	the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),
(ii)	trading on the New York Stock Exchange is restricted
(iii)	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or
(iv)	the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policy Owners

Within 30 days after each Policy Anniversary, we will send you a statement showing, among other things:

  the amount of death benefit;
  the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;
  the value of the units in each Investment Account to which the Policy Value is allocated;
  the Policy Debt and any loan interest charged since the last report;
  the premiums paid and other policy transactions made during the period since the last report; and
  any other information required by law.

You will also be sent an annual and a semi-annual report for each portfolio, which will include a list of the securities, held in each portfolio as required by the 1940 Act.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these

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arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 30% of the target premium paid in policy year 1, 5% of target premium paid in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5%. Broker-dealers may also receive a service fee of up to $100 per policy per year, and an asset trail of up to .10%. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities of John Hancock USA

John Hancock USA entered into an agreement with JH Distributors pursuant to which John Hancock USA, on behalf of JH Distributors will pay the sales commissions in respect of the policies and certain other policies issued by John Hancock USA, prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies and such other policies, and send all confirmations required to be sent by JH Distributors with respect to the policies and such other policies. JH Distributors will promptly reimburse John Hancock USA for all sales commissions paid

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by John Hancock USA and will pay John Hancock USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Finally, John Hancock USA may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock USA is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock USA will vote shares held in the sub-accounts in accordance with instructions received from policyholders having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyholders are received, including shares not attributable to the policies, will be voted by John Hancock USA in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock USA to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyholder is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock USA, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock USA may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove such changes in accordance with applicable federal regulations. If John Hancock USA does disregard voting instructions, it will advise policyholders of that action and its reasons for such action in the next communication to policyholders.

Substitution of Portfolio Shares

It is possible that in the judgment of the Company, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock USA may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

John Hancock USA also reserves the right (i) to combine other Separate Accounts with the Separate Account, (ii) to create new Separate Accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another Separate Account and from another Separate Account to the Separate Account. We also reserve the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

Our Service Office is responsible for performing all administrative functions, such as decreases, increases, surrender and partial withdrawals, and fund transfers although certain of these functions may be delegated to a third party administrator.

All records and accounts relating to the Separate Account and the portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided the Company or by McCamish Systems on behalf of us.

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State Regulation

John Hancock USA is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

John Hancock USA is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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APPENDIX A: DEFINITIONS

Annual Premium Target: is an amount set forth in the policy that limits the amount of premium attributable to a Coverage Amount in Sales Load calculations.

Attained Age: is the Issue Age of the Life Insured plus the number of completed Policy Years.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.

Case: is a group of policies insuring individual lives with common employment or other relationship, independent of the policies.

Cash Surrender Value: is the Policy Value less any outstanding monthly deductions due.

Coverage Amount: is an amount of insurance coverage under the policy with a distinct effective date. The Face Amount of the policy at any time is the sum of the Coverage Amounts in effect.

Coverage Year: is a one-year period beginning on a Coverage Amount‘s effective date and on each anniversary of this date. For Coverage Amounts in effect on the policy’s Effective Date, the Coverage Year is the same as the Policy Year.

Fixed Account: is the part of the Policy Value that reflects the value you have in our general account.

Investment Account: is the part of the Policy Value that reflects the value you have in one of the sub-accounts of the Separate Account.

Issue Age: is the Life Insured’s age on the birthday closest to the Policy Date.

Loan Account: is the part of the Policy Value that reflects policy loans and interest credited to the Policy Value in connection with such loans.

Minimum Initial Premium: is the sum of the monthly deductions due for the first 3 Policy Months plus the Premium Charges deductible from this amount.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

Net Policy Value: is the Policy Value less the value in the Loan Account.

Net Premium: is the premium paid less the Premium Load and Sales Load.

Policy Date, Policy Anniversary, Policy Month and Policy Year: Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months, and Policy Anniversaries are measured.

Policy Debt: on any date is the aggregate amount of policy loans, including borrowed and accrued interest, less any loan repayments.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office: is PO Box 192, Boston, MA 02117-0192, or such other address as we specify to you by written notice.

43

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products 197 Clarendon Street, C-6 Boston, MA 02117	Specialty Products and Distribution P.O. Box 192 Boston, MA 02117
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-5130  —  1933 Act File No. 333-100567

Statement of Additional Information

dated May 2, 2011

for interests in

John Hancock Life Insurance Company (U.S.A.) Account N (“Registrant”)

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2010, 2009, and 2008 was $145,301,936, $152,873,991 and $224,191,519 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 30% of the target premium paid in policy year 1, 5% of target premium paid in years 2-5, and 2.5% of the target premium paid in years 6 and after. Compensation on any premium paid in excess of target premium in any year will not exceed 2.5% . Broker-dealers may also receive a service fee of up to $100 per policy per year, and an asset trail of up to .10%.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2010, 2009, and 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in shareholder’s equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2010 and 2009, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2010 the Company changed their method of accounting and reporting for variable interest entities, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, and in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2011

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2010	2009

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$60,956; 2009—$55,386)	$62,402	$55,581
Held-for-trading—at fair value (cost: 2010—$1,616; 2009—$1,231) (includes variable interest entity assets, at fair value, of $401 and $0 at December 31, 2010 and 2009, respectively)	1,627	1,208
Equity securities:
Available-for-sale—at fair value (cost: 2010—$486; 2009—$489)	588	558
Mortgage loans on real estate	13,343	12,623
Investment real estate, agriculture, and timber	3,610	3,084
Policy loans	5,050	4,949
Short-term investments	1,472	3,973
Other invested assets	3,883	3,417

Total Investments	91,975	85,393
Cash and cash equivalents (includes variable interest entity assets of $44 and $0 at December 31, 2010 and 2009, respectively)	2,772	4,915
Accrued investment income (includes variable interest entity assets of $6 and $0 at December 31, 2010 and 2009, respectively)	974	896
Goodwill	1,453	3,053
Value of business acquired	1,959	2,171
Deferred policy acquisition costs and deferred sales inducements	10,006	9,565
Amounts due from and held for affiliates	3,673	3,828
Intangible assets	1,285	1,294
Reinsurance recoverable	10,910	10,171
Derivative asset	2,975	2,142
Other assets	2,044	2,035
Separate account assets (includes variable interest entity assets of $116 and $106 at December 31, 2010 and 2009, respectively)	136,002	122,466

Total Assets	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2010	2009

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$82,231	$78,478
Policyholders’ funds	8,308	9,125
Unearned revenue	2,600	2,615
Unpaid claims and claim expense reserves	1,292	1,303
Policyholder dividends payable	595	619
Amounts due to affiliates	2,290	3,714
Short-term debt	7	6
Long-term debt (includes variable interest entity liabilities of $351 and $0 at December 31, 2010 and 2009, respectively)	838	484
Consumer notes	966	1,205
Current income tax payable	21	232
Deferred income tax liability	2,765	1,755
Coinsurance funds withheld	4,871	4,359
Derivative liability (includes variable interest entity liabilities of $10 and $0 at December 31, 2010 and 2009, respectively)	3,404	2,629
Other liabilities (includes variable interest entity liabilities of $7 and $0 at December 31, 2010 and 2009, respectively)	3,737	3,363
Separate account liabilities (includes variable interest entity liabilities of $116 and $106 at December 31, 2010 and 2009, respectively	136,002	122,466

Total Liabilities	249,927	232,353

Commitments, Guarantees, Contingencies, and Legal Proceedings (Note 11)

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2010 and 2009)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 and 4,728,938 shares issued and outstanding at December 31, 2010 and 2009, respectively)	5	5
Additional paid-in capital	12,776	12,427
Retained earnings	1,907	2,822
Accumulated other comprehensive income	1,168	129

Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	15,856	15,383
Noncontrolling interests	245	193

Total Shareholder’s Equity	16,101	15,576

Total Liabilities and Shareholder’s Equity	$266,028	$247,929

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$3,922	$3,946	$81
Fee income	3,759	3,561	3,427
Net investment income	4,567	4,346	4,441
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(178)	(754)	(1,767)
Portion of loss recognized in other comprehensive income	57	91	-

Net impairment losses recognized in earnings	(121)	(663)	(1,767)
Other net realized investment and other gains (losses)	502	(1,174)	1,544

Total net realized investment and other gains (losses)	381	(1,837)	(223)
Other revenue	26	46	62

Total revenues	12,655	10,062	7,788

Benefits and expenses
Benefits to policyholders	6,887	4,558	4,771
Policyholder dividends	846	918	939
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Goodwill impairment	1,600	-	-
Other operating costs and expenses	3,225	3,071	3,064

Total benefits and expenses	13,310	9,758	8,438

(Loss) income before income taxes	(655)	304	(650)

Income tax expense (benefit)	222	(7)	(339)

Net (loss) income	(877)	311	(311)

Less: net income (loss) attributable to noncontrolling interests	36	(16)	16

Net (loss) income attributable to John Hancock Life Insurance Company (U.S.A.)	$(913)	$327	$(327)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2008	$5	$11,926	$3,046	$1,083	$16,060	$143	$16,203	4,829

Comprehensive (loss) income:
Net (loss) income			(327)		(327)	16	(311)
Other comprehensive loss, net of tax:
Net unrealized investment losses				(2,534)	(2,534)		(2,534)
Foreign currency translation adjustment				(23)	(23)		(23)
Pension and postretirement benefits:
Change in prior service cost				(1)	(1)		(1)
Change in net actuarial loss				(666)	(666)		(666)
Cash flow hedges				1,055	1,055		1,055

Comprehensive (loss) income					(2,496)	16	(2,480)

Adoption of ASC 825, fair value option for financial assets and financial liabilities			7		7		7
Adoption of ASC 715, accounting for endorsement split-dollar life insurance arrangements			(1)		(1)		(1)
Share-based payments		9			9		9
Contributions from noncontrolling interests						62	62
Distributions to noncontrolling interests						(38)	(38)
Capital contribution from Parent		477			477		477
Dividends paid to Parent			(960)		(960)		(960)

Balance at December 31, 2008	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2009	$5	$12,412	$1,765	$(1,086)	$13,096	$183	$13,279	4,829
Comprehensive income (loss):
Net income (loss)			327		327	(16)	311
Other comprehensive income, net of tax:
Net unrealized investment gains				2,916	2,916		2,916
Foreign currency translation adjustment				5	5		5
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				60	60		60
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(1,005)	(1,005)		(1,005)

Comprehensive income (loss)					2,303	(16)	2,287

Adoption of ASC 320, recognition of other-than-temporary impairments			730	(761)	(31)		(31)
Share-based payments		8			8		8
Contributions from noncontrolling interests						39	39
Distributions to noncontrolling interests						(13)	(13)
Capital contribution from Parent		7			7		7

Balance at December 31, 2009	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total John Hancock Life Insurance Company (U.S.A.) Shareholder’s Equity	Noncontrolling Interests	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)							(in thousands)
Balance at January 1, 2010	$5	$12,427	$2,822	$129	$15,383	$193	$15,576	4,829
Comprehensive (loss) income:
Net (loss) income			(913)		(913)	36	(877)
Other comprehensive income, net of tax:
Net unrealized investment gains				776	776		776
Foreign currency translation adjustment				(53)	(53)		(53)
Pension and postretirement benefits:
Change in prior service cost				(2)	(2)		(2)
Change in net actuarial loss				9	9		9
Net unrealized gain on split-dollar life insurance benefit				2	2		2
Cash flow hedges				(166)	(166)		(166)

Comprehensive (loss) income					(347)	36	(311)

Adoption of ASC 810, consolidation of variable interest entities			(2)		(2)	45	43
Share-based payments		12			12		12
Contributions from noncontrolling interests						23	23
Distributions to noncontrolling interests						(52)	(52)
Transfer of certain pension and postretirement benefit plans to Parent		(13)		473	460		460
Capital contribution from Parent		350			350		350

Balance at December 31, 2010	$5	$12,776	$1,907	$1,168	$15,856	$245	$16,101	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from operating activities:
Net (loss) income	$(877)	$311	$(311)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	174	153	168
Net realized investment and other (gains) losses	(381)	1,837	223
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	752	1,211	(336)
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,240)	(1,642)	(2,009)
Goodwill impairment	1,600	-	-
Depreciation and amortization	132	134	129
Net cash flows from trading securities	73	(151)	46
(Increase) decrease in accrued investment income	(78)	17	12
Decrease (increase) in other assets and other liabilities, net	1,224	(885)	2,030
Increase (decrease) in policyholder liabilities and accruals, net	2,652	(143)	4,178
Increase in deferred income taxes	447	29	114

Net cash provided by operating activities	4,478	871	4,244

Cash flows from investing activities:
Sales of:
Fixed maturities	20,277	11,418	10,428
Equity securities	1,153	1,022	422
Mortgage loans on real estate	961	1,782	1,771
Investment real estate, agriculture, and timber	22	2	7
Other invested assets	377	71	884
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	2,149	2,101	2,318
Mortgage loans on real estate	383	330	285
Other invested assets	233	234	-
Purchases of:
Fixed maturities	(27,481)	(14,722)	(12,491)
Equity securities	(1,118)	(733)	(288)
Investment real estate, agriculture, and timber	(602)	(151)	(233)
Other invested assets	(1,031)	(578)	(1,056)
Mortgage loans on real estate issued	(2,117)	(2,467)	(2,627)
Issuance of notes receivable to affiliates	-	-	(755)
Net redemptions (purchases) of short-term investments	2,501	(303)	(944)
Other, net	(783)	705	692

Net cash used in investing activities	(5,076)	(1,289)	(1,587)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2010	2009	2008

	(in millions)
Cash flows from financing activities:
Capital contribution from Parent	$350	$7	$477
Dividends paid to Parent	-	-	(500)
(Decrease) increase in amounts due to affiliates	(1,254)	1,425	(964)
Universal life and investment-type contract deposits	3,725	6,440	7,375
Universal life and investment-type contract maturities and withdrawals	(4,169)	(5,287)	(7,948)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	7	(1,486)	(1,918)
Excess tax benefits related to share-based payments	5	8	2
Repayments of consumer notes, net	(239)	(395)	(557)
Issuance of short-term debt	2	-	-
Repayments of short-term debt	(1)	-	-
Issuance of long-term debt	2	1	2
Repayments of long-term debt	(101)	-	(6)
Unearned revenue on financial reinsurance	112	(44)	1,592
Net reinsurance recoverable	(23)	(186)	(125)

Net cash (used in) provided by financing activities	(1,584)	483	(2,570)

Net (decrease) increase in cash and cash equivalents	(2,182)	65	87
Adoption of ASC 810, consolidation of variable interest entities	39	-	-
Cash and cash equivalents at beginning of year	4,915	4,850	4,763

Cash and cash equivalents at end of year	$2,772	$4,915	$4,850

Non-cash financing activities during the year:
Transfer of certain pension and postretirement benefit plans to Parent	$(13)	$-	$-
Dividend of note receivable to Parent	-	-	(460)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC (“JHHLLC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company’s separate account assets and to mutual funds and institutional customers. The Company is licensed in 49 states.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC (“MHDLLC”), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company’s property and obligations became the property and obligations of JHHLLC.

Basis of Presentation. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which was reflected in JHUSA’s audited consolidated financial statements for the years ended December 31, 2009 and 2008, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 – Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder’s equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in accumulated other comprehensive income, while the ineffective portion is recognized in net realized investment and other gains (losses). Gains and losses recorded in accumulated other comprehensive income are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Gains and losses on cash flow hedges recorded in accumulated other comprehensive income are reclassified immediately to income when the hedged item is sold or forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts recorded in accumulated other comprehensive income are reclassified to income in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. On April 28, 2004 (the “acquisition date”), MFC acquired JHFS and its subsidiaries, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company’s Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. For discussion regarding a goodwill impairment the Company recorded during 2010, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 35% and 38% of the Company’s traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 77%, 81%, and 85% of the Company’s traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Components of policyholders’ funds were as follows:

	December 31,
	2010	2009

	(in millions)
Participating pension contracts	$1,799	$1,976
Funding agreements	1,010	1,753
Guaranteed investment contracts	823	948

Total liabilities for investment-type products	3,632	4,677
Individual and group annuities	2,225	2,124
Certain traditional life insurance policies and other	2,451	2,324

Total policyholders’ funds	$8,308	$9,125

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by the Company’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 — Closed Blocks.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Share-Based Payments. The Company provides compensation to certain employees and directors in the form of stock options, deferred share units, restricted share units, and performance share units in MFC. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

Share-based compensation costs are recognized over the applicable vesting period, except where the employee is eligible to retire prior to a vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Adoption of Recent Accounting Pronouncements

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB Accounting Standards Codification ™ (“ASC”) Topic 310, “Receivables.” ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company’s financing receivables, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, “Derivatives and Hedging- Scope Exception Related to Embedded Credit Derivatives,” which amends ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidated Financial Statements

Effective January 1, 2010, the Company adopted ASU No. 2009-17, “Consolidation – Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities,” which amends ASC Topic 810, “Consolidation” (“ASC 810”).

The amendments revise the accounting principles for assessing consolidation of a VIE and include the following features:

•

A new concept of control - now defined as an entity’s ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE’s variability. This definition replaces the previous concept of “exposure to the majority of the VIE’s variability” in determining when to consolidate another entity.

•	New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

•

A bright line test for removal rights over an entity’s decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

•	Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

•	Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company also adopted ASU No. 2010-10, “Consolidation – Amendments for Certain Investment Funds,” which amends ASC 810. This guidance was effective January 1, 2010 and deferred application of the amendments described above to certain entities that apply specialized accounting guidance for investment companies.

Adoption of ASC 810 resulted in consolidation of certain collateralized debt obligations sponsored by the Company. The impact on the Company’s Consolidated Balance Sheet at January 1, 2010 was an increase in assets of $518 million, an increase in liabilities of $475 million, an increase in noncontrolling interests of $45 million, and a decrease in retained earnings of $2 million, net of tax.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51,” which is now incorporated into ASC 810. ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder’s equity on the Consolidated Balance Sheets, net income attributable to both the Company’s interest and the noncontrolling interests is presented separately on the Consolidated Statements of Operations, and any changes in the Company’s ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company’s own stock. Deconsolidation typically results in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FASB Staff Position (“FSP”) No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities,” which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

Effective January 1, 2010, the Company adopted ASU No. 2009-16, “Accounting for Transfers of Financial Assets,” which amends ASC Topic 860, “Transfers and Servicing” (“ASC 860”). ASC 860 focuses on securitization activity, and these amendments affect the transferor’s derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 does not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 strengthens the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 requires that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These new requirements were applicable to transfers of financial assets occurring on or after January 1, 2010. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FSP No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which is now incorporated into ASC Topic 715, “Compensation – Retirement Benefits” (“ASC 715”). This guidance requires enhanced disclosures of the assets of the Company’s pension and other postretirement benefit plans in

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

the Company’s consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation Levels 1, 2, and 3, with roll forward of Level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company’s pension and postretirement benefit plans, but had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force (“EITF”) Issue No. 06-10, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, “Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements,” which is now incorporated into ASC 715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the insurance depends on what the employer has effectively agreed to provide during the employee’s retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and ASU No. 2009-01, “Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 – The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

ASC Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events,” which is now incorporated into ASC Topic 855, “Subsequent Events.” This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments,” which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million, (3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, “Amendments to the Impairment Guidance EITF Issue No. 99-20,” which is now incorporated into ASC Topic 325, “Investments – Other” (“ASC 325”). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets,” which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets (“ABS”), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company’s Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” which is now incorporated into ASC Topic 825, “Financial Instruments” (“ASC 825”). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations.

Consolidated Financial Statements

In April 2010, the FASB issued ASU No. 2010-15, “How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments,” which amends ASC 944. Under ASU No. 2010-15, an insurance entity should not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its economics in a VIE, unless the separate account contract holder is a related party. This guidance is to be applied retrospectively to all prior periods upon the date of adoption. ASU No. 2010-15 will be effective for the Company on January 1, 2011. Adoption of this guidance will result in deconsolidation of $983 million of separate account assets, offset by deconsolidation of $983 million of separate account liabilities on January 1, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities and Equity Securities

The Company’s investments in available-for-sale fixed maturities and equity securities are summarized below:

	December 31, 2010

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$39,259	$2,503	$563	$41,199	$(85)
Commercial mortgage-backed securities	4,211	156	120	4,247	-
Residential mortgage-backed securities	684	2	226	460	(31)
Collateralized debt obligations	246	-	110	136	-
Other asset-backed securities	970	68	9	1,029	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	8,176	55	390	7,841	-
Obligations of states and political subdivisions	4,079	60	112	4,027	-
Debt securities issued by foreign governments	1,399	139	7	1,531	-

Fixed maturities	59,024	2,983	1,537	60,470	(117)
Other fixed maturities (1)	1,932	-	-	1,932	-

Total fixed maturities available-for-sale	60,956	2,983	1,537	62,402	(117)

Equity securities available-for-sale	486	107	5	588	-

Total fixed maturities and equity securities available-for-sale	$61,442	$3,090	$1,542	$62,990	$(117)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income (“AOCI”), which were not included in earnings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI (2)

	(in millions)
Fixed maturities and equity securities:
Corporate debt securities	$41,667	$1,803	$965	$42,505	$(98)
Commercial mortgage-backed securities	4,643	69	238	4,474	(1)
Residential mortgage-backed securities	843	1	368	476	(8)
Collateralized debt obligations	291	-	156	135	(1)
Other asset-backed securities	1,238	41	37	1,242	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,945	40	17	1,968	-
Obligations of states and political subdivisions	1,533	11	53	1,491	-
Debt securities issued by foreign governments	1,214	98	34	1,278	-

Fixed maturities	53,374	2,063	1,868	53,569	(108)
Other fixed maturities (1)	2,012	-	-	2,012	-

Total fixed maturities available-for-sale	55,386	2,063	1,868	55,581	(108)

Equity securities available-for-sale	489	77	8	558	-

Total fixed maturities and equity securities available-for-sale	$55,875	$2,140	$1,876	$56,139	$(108)

(1)	The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.
(2)	Represents the amount of other-than-temporary impairment losses in AOCI, which from the date of adoption of ASC 320 on April 1, 2009 were not included in earnings.

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2010, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$2,255	$2,280
Due after one year through five years	10,788	11,237
Due after five years through ten years	11,148	11,813
Due after ten years	28,722	29,268

	52,913	54,598
Asset-backed and mortgage-backed securities	6,111	5,872

Total	$59,024	$60,470

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income:

Credit losses on available-for-sale fixed maturities:

(in millions)

Balance at January 1, 2010	$361

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	93
Credit losses for which an other-than-temporary impairment was previously recognized	10

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(65)

Balance at December 31, 2010	$399

Balance at January 1, 2009	$-

Additions:
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on April 1, 2009	726
Credit losses for which an other-than-temporary impairment was not previously recognized	159
Credit losses for which an other-than-temporary impairment was previously recognized	15

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturities	(539)

Balance at December 31, 2009	$361

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity Securities — By Investment Age

	Year ended December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$4,729	$173	$3,345	$390	$8,074	$563
Commercial mortgage-backed securities	269	15	448	105	717	120
Residential mortgage-backed securities	-	-	409	226	409	226
Collateralized debt obligations	-	-	135	110	135	110
Other asset-backed securities	72	2	140	7	212	9
U.S. Treasury securities and obligations of U.S. government corporations and agencies	5,924	390	-	-	5,924	390
Obligations of states and political subdivisions	1,983	92	133	20	2,116	112
Debt securities issued by foreign governments	86	1	56	6	142	7

Total fixed maturities available-for-sale	13,063	673	4,666	864	17,729	1,537
Equity securities available-for-sale	70	3	28	2	98	5

Total	$13,133	$676	$4,694	$866	$17,827	$1,542

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$6,358	$235	$6,167	$730	$12,525	$965
Commercial mortgage-backed securities	772	38	946	200	1,718	238
Residential mortgage-backed securities	194	147	275	221	469	368
Collateralized debt obligations	5	1	103	155	108	156
Other asset-backed securities	199	7	325	30	524	37
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,155	17	-	-	1,155	17
Obligations of states and political subdivisions	1,148	50	23	3	1,171	53
Debt securities issued by foreign governments	335	12	67	22	402	34

Total fixed maturities available-for-sale	10,166	507	7,906	1,361	18,072	1,868
Equity securities available-for-sale	40	3	58	5	98	8

Total	$10,206	$510	$7,964	$1,366	$18,170	$1,876

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $464 million at December 31, 2010 from $606 million at December 31, 2009.

At December 31, 2010 and 2009, there were 1,138 and 1,545 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,537 million and $1,868 million, respectively, of which the single largest unrealized loss was $198 million and $24 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2010 and 2009, there were 88 and 141 equity securities with an aggregate gross unrealized loss of $5 million and $8 million, respectively, of which the single largest unrealized loss was $1 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $436 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2010.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2010 and 2009, but there were no securities on loan and no collateral held as of December 31, 2010 and 2009. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

Assets on Deposit

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $34 million and $50 million, respectively, were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$1,789	East North Central	$1,296
Industrial	1,828	East South Central	211
Office buildings	3,756	Middle Atlantic	2,304
Retail	3,370	Mountain	898
Mixed use	174	New England	1,026
Agricultural	670	Pacific	3,492
Agri business	1,026	South Atlantic	2,523
Other	764	West North Central	514
		West South Central	910
		Canada/Other	203

Provision for losses	(34)	Provision for losses	(34)

Total	$13,343	Total	$13,343

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2010	$ 42	$ 38	$ 5	$ 41	$ 34

Year ended December 31, 2009	29	36	-	23	42

Year ended December 31, 2008	17	15	-	3	29

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $81 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $81 million were on nonaccrual status at December 31, 2010. At December 31, 2010, mortgage loans with a carrying value of $4 million were delinquent by less than 90 days and $4 million were delinquent by 90 days or more.

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,

	2010	2009

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$115	$150
Allowance for credit losses	(34)	(42)

Net impaired mortgage loans on real estate	$81	$108

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Average recorded investment in impaired loans	$130	$113	$60
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company develops an internal risk rating (“IRR”) by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2010	2009

	(in millions)
AAA	$116	$93
AA	1,335	1,502
A	2,523	2,435
BBB	8,488	7,770
BB	570	527
B & Lower and Unrated	311	296

Total	$13,343	$12,623

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $128 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate, agriculture, and timber was $63 million, $53 million, and $51 million in 2010, 2009, and 2008, respectively. Accumulated depreciation was $467 million and $413 million at December 31, 2010 and 2009, respectively.

Other Invested Assets

Other invested assets primarily consist of unconsolidated joint ventures, partnerships, and limited liability corporations, which are accounted for using the equity method of accounting. Equity method investments totaled $3,571 million and $3,059 million at December 31, 2010 and 2009, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $199 million, $78 million, and $(4) million in 2010, 2009, and 2008, respectively. Total combined assets of such investments were $46,563 million and $34,412 million (consisting primarily of investments) and total combined liabilities were $14,546 million and $9,960 million (including $8,911 million and $6,539 million of debt) at December 31, 2010 and 2009, respectively. Total combined revenues and expenses of these investments in 2010 were $3,998 million and $4,895 million, respectively, resulting in $897 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Depending on the timing of receipt of the audited financial statements of these other invested assets, the above investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other Losses

The following information summarizes the components of net investment income and net realized investment and other losses:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net investment income
Fixed maturities	$3,273	$3,333	$3,286
Equity securities	9	31	56
Mortgage loans on real estate	766	739	714
Investment real estate, agriculture, and timber	171	146	155
Policy loans	326	332	322
Short-term investments	12	27	182
Equity method investments and other	279	15	(8)

Gross investment income	4,836	4,623	4,707

Less investment expenses	269	277	266

Net investment income (1)	$4,567	$4,346	$4,441

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net realized investment and other gains (losses)
Fixed maturities	$821	$(180)	$(1,577)
Equity securities	37	(59)	(129)
Mortgage loans on real estate	(62)	(83)	(23)
Derivatives and other invested assets	(332)	(1,366)	1,317
Amounts credited to participating contract holders	(83)	(149)	189

Net realized investment and other gains (losses) (1)	$381	$(1,837)	$(223)

(1)	Includes net investment income and net realized investment and other gains (losses) on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 – Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(18) million, $(107) million, and $216 million is included in net realized investment and other gains (losses) for the years ended December 31, 2010, 2009, and 2008, respectively.

For 2010, 2009, and 2008, net investment income passed through to participating contract holders as interest credited to policyholders’ account balances amounted to $106 million, $111 million, and $138 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $774 million, $363 million, and $352 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $194 million, $131 million, and $30 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $115 million, $663 million, and $1,767 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Consolidated Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The variable interest holder, if any, that has the power to direct the activities of the VIE that most significantly impact the entity’s economic performance and the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE is deemed to be the primary beneficiary and must consolidate the VIE. The Company’s analysis to determine whether it is the primary beneficiary of a VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary, and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,

	2010		2009

	Total Assets	Total Liabilities	Total Assets	Total Liabilities

	(in millions)
Collateralized debt obligations (1)	$451	$368	$-	$-
Timber funds (2)	116	116	106	106

Total	$567	$484	$106	$106

(1)	As discussed in Note 1, upon adoption of ASC 810 effective January 1, 2010, the Company consolidated certain asset-backed investment vehicles, commonly known as collateralized debt obligations (“CDOs”), which were previously reported in the unconsolidated VIE table below. The Company is considered to be the primary beneficiary of the CDOs as it provides investment management services, earns a fee for those services, and also holds investments in the entities. At December 31, 2010, these entities held total assets of $451 million, consisting of $401 million of securities classified by the Company as held-for-trading fixed maturities, $44 million of cash, and $6 million of accrued investment income. These entities held total liabilities of $368 million, consisting of $351 million of long-term debt, $10 million of derivative liabilities, and $7 million of other liabilities. See the table below for further discussion regarding CDOs.
(2)	The Company’s separate accounts are considered to be the primary beneficiary of certain timberland VIEs, as discussed further below. The Company consolidates the noncontrolling interests in these VIEs within separate account assets and separate account liabilities on the Consolidated Balance Sheets.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

	December 31,

	2010

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,033	$-	$-
Real estate limited partnerships (4)	1,307	441	455
Timber funds (5)	1,748	106	143

Total	$4,088	$547	$598

	December 31,

	2009

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)
	(in millions)
Collateralized debt obligations (3)	$1,431	$27	$27
Real estate limited partnerships (4)	1,166	466	522
Timber funds (5)	1,583	80	83

Total	$4,180	$573	$632

(1)	The Company’s investments in unconsolidated VIEs are included in available-for-sale fixed maturities and other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “timber funds”), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2010			December 31, 2009

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$11,995	$433	$709	$14,922	$402	$752
	Foreign currency swaps	1,017	53	223	883	-	253

Cash flow hedges	Interest rate swaps	18,467	1,337	540	12,961	912	66
	Foreign currency swaps	1,861	29	189	629	4	122
	Foreign currency forwards	140	29	-	266	43	-
	Equity market contracts	20	1	1	38	8	-

Total Derivatives in Hedging Relationships		$33,500	$1,882	$1,662	$29,699	$1,369	$1,193

Non-Hedging Relationships
	Interest rate swaps	$38,111	$951	$915	$22,535	$526	$500
	Interest rate futures	1,598	-	-	407	-	-
	Foreign currency swaps	1,660	128	166	4,461	238	319
	Foreign currency forwards	134	4	-	115	-	1
	Foreign currency futures	1,100	-	-	278	-	-
	Equity market contracts	31	3	1	-	-	-
	Equity index futures	4,954	-	-	1,030	-	-
	Interest rate options	181	-	-	287	1	-
	Embedded derivatives – fixed maturities	-	-	-	86	-	2
	Embedded derivatives – reinsurance contracts	-	7	660	-	8	614
	Embedded derivatives – participating pension contracts (1)	-	-	98	-	-	71
	Embedded derivatives – benefit guarantees (1)	-	1,497	456	-	1,703	640

Total Derivatives in Non-Hedging Relationships		47,769	2,590	2,296	29,199	2,476	2,147

Total Derivatives (2)		$81,269	$4,472	$3,958	$58,898	$3,845	$3,340

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2010, 2009, and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(70)	$157	$87
	Fixed-rate liabilities	62	(64)	(2)
Foreign currency swaps	Fixed-rate assets	(73)	111	38

Total		$(81)	$204	$123

For the year ended December 31, 2009

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$470	$(348)	$122
	Fixed-rate liabilities	(310)	263	(47)
Foreign currency swaps	Fixed-rate assets	90	(83)	7

Total		$250	$(168)	$82

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2008

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)
Interest rate swaps	Fixed-rate assets	$(657)	$684	$27
	Fixed-rate liabilities	220	(272)	(52)
Foreign currency swaps	Fixed-rate assets	(114)	92	(22)

Total		$(551)	$504	$(47)

Cash Flow Hedges. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2010 and 2009, all of the Company’s hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2010 and 2009, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder’s Equity:

For the year ended December 31, 2010

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)

Interest rate swaps	Forecasted fixed-rate assets	$48	$(129)	$3
	Inflation indexed liabilities	(43)	-	-
Foreign currency swaps	Fixed-rate assets	(25)	-	-
	Floating rate assets	(4)	-	-
Foreign currency forwards	Forecasted expenses	(9)	-	-
	Foreign currency assets	(1)	-	-
Equity market contracts	Stock-based compensation	(3)	-	-

Total		$(37)	$(129)	$3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

For the year ended December 31, 2009

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$(23)	$-	$-
	Forecasted fixed-rate assets	(1,082)	(5)	(17)
	Inflation indexed liabilities	108	-	-
Foreign currency swaps	Fixed-rate assets	(35)	-	-
Foreign currency forwards	Forecasted expenses	28	-	-
Equity market contracts	Stock-based compensation	4	-	-

Total		$(1,000)	$(5)	$(17)

For the year ended December 31, 2008

Derivatives in Cash Flow Hedging Relationships	Hedged Items in Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)

		(in millions)
Interest rate swaps	Floating rate assets	$37	$-	$-
	Forecasted fixed-rate assets	1,118	(31)	30
	Inflation indexed liabilities	(73)	-	-
Foreign currency swaps	Fixed-rate assets	5	-	-
Equity market contracts	Stock-based compensation	(1)	-	-

Total		$1,086	$(31)	$30

The Company anticipates that pre-tax net gains of approximately $41 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 36 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see Note 12 – Shareholder’s Equity.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), U.S. Treasury futures, and foreign currency futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

Beginning in December 2010, the Company implemented a macro equity risk hedging program using equity and currency futures. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

For the years ended December 31, 2010, 2009, and 2008, net losses of $709 million, net losses of $2,679 million, and net gains of $2,901 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

For the years ended December 31,	2010	2009	2008

	(in millions)
Non-Hedging Relationships
Investment (losses) gains:
Interest rate swaps	$145	$(906)	$818
Interest rate futures	(56)	3	(28)
Interest rate options	(1)	4	-
Foreign currency swaps	(68)	(121)	31
Foreign currency forwards	22	18	(28)
Foreign currency futures	(18)	(24)	(2)
Embedded derivatives	(93)	(1,390)	1,944
Equity market contracts	12	30	(25)
Equity index futures	(652)	(293)	191

Total Investment (Losses) Gains from Derivatives in Non-Hedging Relationships	$(709)	$(2,679)	$2,901

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see Note 14 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Derivatives and Hedging Instruments - (continued)

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $824 million and $861 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $690 million and $598 million, respectively, which is included in available-for-sale fixed maturities on the Consolidated Balance Sheets.

Note 5 — Income Taxes

Prior to 2010, the Company filed tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC included JHUSA and JHHLLC included JHLICO and JHVLICO. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following affiliates and wholly-owned subsidiaries: MIC, Manulife Reinsurance Limited, Manulife Reinsurance (Bermuda) Limited, Manulife Service Corporation, John Hancock International Holdings, Inc., John Hancock Life Insurance Company of New York (“JHNY”), and John Hancock Subsidiaries LLC.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

(Loss) income before income taxes includes the following:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Domestic	$(669)	$290	$(670)
Foreign	14	14	20

(Loss) income before income taxes	$(655)	$304	$(650)

The components of income taxes were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Current taxes:
Federal	$(230)	$(45)	$(462)
Foreign	6	6	4
State	-	3	5

Total	(224)	(36)	(453)

Deferred taxes:
Federal	450	31	111
Foreign	(1)	(1)	2
State	(3)	(1)	1

Total	446	29	114

Total income tax expense (benefit)	$222	$(7)	$(339)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)

Tax at 35%	$(229)	$106	$(227)
Add (deduct):
Prior year taxes	47	14	26
Tax credits	(65)	(76)	(72)
Tax-exempt investment income	(119)	(76)	(92)
Lease income	(5)	63	3
Unrecognized tax benefits	34	(44)	15
Goodwill impairment	560	-	-
Other	(1)	6	8

Total income tax expense (benefit)	$222	$(7)	$(339)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2010	2009

	(in millions)
Deferred tax assets:
Policy reserves	$1,309	$1,339
Net operating loss carryforwards	725	384
Net capital loss carryforwards	108	74
Tax credits	732	670
Unearned revenue	907	915
Deferred compensation	48	212
Federal interest deficiency	381	307
Dividends payable to policyholders	135	144
Securities and other investments	805	1
Other	97	245

Total deferred tax assets	5,247	4,291

Deferred tax liabilities:
Unrealized investment gains on securities	653	493
Deferred policy acquisition costs	2,503	2,367
Intangibles	1,134	1,213
Premiums receivable	56	42
Deferred sales inducements	124	132
Deferred gains	638	628
Securities and other investments	2,648	1,091
Other	256	80

Total deferred tax liabilities	8,012	6,046

Net deferred tax liabilities	$2,765	$1,755

At December 31, 2010, the Company had $2,070 million of operating loss carryforwards, which will expire between 2022 and 2025, and $309 million of capital loss carryforwards, which will expire between 2013 and 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company received an income tax refund of $31 million in 2010 and made income tax payments of $4 million and $13 million in 2009 and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1996.

For MHDLLC, the Internal Revenue Service (“IRS”) completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group’s income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group’s income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examinations of this group’s income tax returns for the years 1999 through 2001 in October 2006. In August 2009, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the examinations, and in December 2009, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2010, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency.

The IRS completed its examination of this group’s income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31

	2010	2009

	(in millions)
Beginning balance	$2,161	$1,869
Additions based on tax positions related to the current year	202	182
Additions for tax positions of prior years	177	349
Reductions for tax positions of prior years	(144)	(239)

Ending balance	$2,396	$2,161

Included in the balances as of December 31, 2010 and 2009, respectively, are $338 million and $356 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balances as of December 31, 2010 and 2009, respectively, are $2,058 million and $1,805 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Income Taxes - (continued)

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $166 million, $224 million, and $195 million in interest expense, respectively. The Company had approximately $1,044 million and $878 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

Note 6 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008. The policyholder dividend obligation for the JHUSA closed block remains zero at December 31, 2010 and 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders’ benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$8,443	$8,632
Policyholders’ funds	78	79
Policyholder dividends payable	184	202
Other closed block liabilities	587	526

Total closed block liabilities	$9,292	$9,439

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$2,898; 2009—$3,084)	$3,094	$3,179
Mortgage loans on real estate	643	652
Investment real estate	655	656
Policy loans	1,550	1,619
Other invested assets	5	3

Total investments	5,947	6,109

Cash borrowings and cash equivalents	(168)	(244)
Accrued investment income	104	117
Amounts due from and held for affiliates	1,830	1,779
Other closed block assets	642	667

Total assets designated to the closed block	$8,355	$8,428

Excess of closed block liabilities over assets designated to the closed block	$937	$1,011
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $199 million and $142 million, respectively	370	264
Adjustment for deferred policy acquisition costs, net of deferred income tax benefit of $64 million and $46 million, respectively	(119)	(85)
Foreign currency translation adjustment	(85)	(67)

Total amounts included in accumulated other comprehensive income	166	112

Maximum future earnings to be recognized from closed block assets and liabilities	$1,103	$1,123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$597	$624	$647
Net investment income	415	455	473
Net realized investment and other gains (losses)	97	(35)	(9)

Total revenues	1,109	1,044	1,111

Benefits and Expenses
Benefits to policyholders	713	734	782
Policyholder dividends	367	392	411
Amortization of deferred policy acquisition costs	(28)	(76)	(218)
Other closed block operating costs and expenses	26	24	25

Total benefits and expenses	1,078	1,074	1,000

Revenues, net of benefits and expenses before income taxes	31	(30)	111
Income tax expense (benefit)	11	(11)	39

Revenues, net of benefits and expenses and income taxes	$20	$(19)	$72

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$1,123	$1,127
Revenues, net of benefits and expenses and income taxes	(20)	19
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(23)

End of period	$1,103	$1,123

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2010	2009

	(in millions)
Liabilities
Future policy benefits	$10,798	$10,916
Policyholders’ funds	1,501	1,511
Policyholder dividends payable	401	407
Other closed block liabilities	116	118

Total closed block liabilities	$12,816	$12,952

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$6,530; 2009—$6,378)	$6,766	$6,456
Equity securities:
Available-for-sale—at fair value (cost: 2010—$9; 2009—$7)	12	8
Mortgage loans on real estate	2,105	1,928
Policy loans	1,500	1,533
Other invested assets	121	153

Total investments	10,504	10,078

Cash borrowings, cash, and cash equivalents	(38)	299
Accrued investment income	141	134
Other closed block assets	92	165

Total assets designated to the closed block	$10,699	$10,676

Excess of closed block liabilities over assets designated to the closed block	$2,117	$2,276
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $98 million and $28 million, respectively	183	53

Maximum future earnings to be recognized from closed block assets and liabilities	$2,300	$2,329

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2010	2009	2008

	(in millions)
Revenues
Premiums	$621	$648	$699
Net investment income	585	588	581
Net realized investment and other gains (losses)	18	(12)	(118)

Total revenues	1,224	1,224	1,162

Benefits and Expenses
Benefits to policyholders	733	761	794
Policyholder dividends	439	461	478
Change in the policyholder dividend obligation	-	-	(62)
Other closed block operating costs and expenses	11	3	2

Total benefits and expenses	1,183	1,225	1,212

Revenues, net of benefits and expenses before income taxes	41	(1)	(50)
Income tax expense (benefit)	12	(2)	(17)

Revenues, net of benefits and expenses and income taxes	$29	$1	$(33)

Maximum future earnings from closed block assets and liabilities:

	Years ended December 31,
	2010	2009

	(in millions)
Beginning of period	$2,329	$2,372
Revenues, net of benefits and expenses and income taxes	(29)	(1)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(42)

End of period	$2,300	$2,329

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2010	2009

	(in millions)
Short-term debt:
Current maturities of long-term debt	$7	$6

Long-term debt:
Surplus notes, 7.38% maturing in 2024 (1)	489	491
Variable rate notes payable, interest ranging from LIBOR plus 0.45% to LIBOR plus 3.15% due in varying amounts to 2019 (2)	222	-
Fixed rate notes payable, interest ranging from 6.1% to 13.84% due in varying amounts to 2016 (2)	149	15
Fair value adjustments related to interest rate swaps (1)	(15)	(16)

	845	490
Less current maturities of long-term debt	(7)	(6)

Total long-term debt	$838	$484

Consumer notes:
Notes payable, interest ranging from 0.83% to 6.25% due in varying amounts to 2036	$966	$1,205

(1)	As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.
(2)	As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes $222 million of variable rate notes and $129 million of fixed rate notes related to consolidated variable interest entities. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2011—$7 million; 2012—$162 million; 2013—$0 million; 2014—$35 million; 2015—$12 million; and thereafter—$629 million.

Interest expense on debt, included in other operating costs and expenses, was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively. Interest paid on debt was $47 million, $34 million, and $34 million in 2010, 2009, and 2008, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the “Commissioner”).

Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2011—$155 million; 2012—$109 million; 2013—$55 million; 2014—$233 million; 2015—$146 million; and thereafter—$268 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Debt and Line of Credit - (continued)

Interest expense on consumer notes, included in other operating costs and expenses, was $48 million, $47 million, and $104 million in 2010, 2009, and 2008, respectively. Interest paid amounted to $48 million, $50 million, and $104 million in 2010, 2009, and 2008, respectively.

Line of Credit

At December 31, 2010, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, the Company had no outstanding borrowings under the agreement.

At December 31, 2010, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2014. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2010. At December 31, 2010, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

Note 8 — Related Party Transactions

Reinsurance Transactions

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,784 million and $4,147 million at December 31, 2010 and 2009, respectively, on the Company’s Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $5,414 million and $4,749 million at December 31, 2010 and 2009, respectively, which was included with reinsurance recoverable on the Company’s Consolidated Balance Sheets. Premiums ceded to JHRECO were $625 million, $644 million, and $656 million during the years ended December 31, 2010, 2009, and 2008, respectively. Claims incurred ceded to JHRECO were $652 million, $603 million, and $538 million during the years ended December 31, 2010, 2009, and 2008, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009, which was paid by MRBL on March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,563 million and $1,705 million as of December 31, 2010 and 2009, respectively.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. As of November 15, 2010, the agreement was amended to update the calculation of investment income. As of December 31, 2010 and 2009, respectively, the Company reported a reinsurance recoverable for ceded reserves and cost of reinsurance of $1,595 million and $1,681 million and a liability for coinsurance funds withheld of $72 million and $194 million on the Consolidated Balance Sheets. As of December 31, 2010, the Company reported a reinsurance settlement receivable from MRBL of $180 million, which was included with amounts due from and held for affiliates, and as of December 31, 2009, the Company reported a reinsurance settlement payable to MRBL of $261 million, which was included with amounts due to affiliates on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2010 and 2009 were $2,394 million and $2,290 million, respectively, and are accounted for as fixed maturities available-for-sale.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $372 million, $394 million, and $374 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had amounts receivable from MFC and MLI of $1 million and amounts payable to MFC and MLI of $10 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”) (formerly John Hancock Financial Holdings (Delaware), Inc.). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million, $8 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHIA. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million, $21 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the “Original Note”). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Pursuant to the merger of MHDLLC into JHHLLC, as discussed in Note 1, MHDLLC ceased to exist, and the loan was transferred to JHHLLC effective December 31, 2009. Interest expense was $1 million, $2 million, and $5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

The issuance of the above surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and the loan was transferred to MIC effective December 31, 2009. Interest income was $3 million, $4 million, and $3 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million for the year ended December 31, 2008.

Capital Stock Transactions

On December 16, 2010, the Company issued one share of common stock to MIC for $350 million in cash.

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 31, 2010, the Company issued a noncash dividend of $13 million to MIC as part of the transfer of certain pension and postretirement benefit plans. For additional information on the transfer, see Note 10 — Pension and Other Postretirement Benefit Plans.

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Related Party Transactions - (continued)

deposits from affiliates of the Company. At December 31, 2010 and 2009, the Company managed approximately $7,233 million and $6,098 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2010	2009

	(in millions)
The Manufacturers Investment Corporation	$48	$84
John Hancock Holdings (Delaware) LLC	102	40
Manulife Reinsurance Limited	22	197
Manulife Reinsurance (Bermuda) Limited	281	949
Manulife Hungary Holdings KFT	51	62
John Hancock Life Insurance Company of Vermont	25	52
John Hancock Reassurance Company Limited	20	482
John Hancock Insurance Agency, Inc.	69	6

Total	$618	$1,872

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

On July 15, 2009, MFC fully and unconditionally guaranteed payments from the guarantee periods of the accumulation phase of the Company’s new market value adjusted deferred annuity contracts.

On July 8, 2005, MFC fully and unconditionally guaranteed JHLICO’s SignatureNotes, both those outstanding at that time and those to be issued subsequently. Pursuant to the merger of JHLICO into JHUSA, as discussed in Note 1, those SignatureNotes became obligations of the Company. MFC continues to guarantee the SignatureNotes originally issued by JHLICO. On December 9, 2009, MFC issued a guarantee of any new SignatureNotes to be issued by the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Reinsurance

The effect of reinsurance on life, health, and annuity premiums earned was as follows:

	December 31,
	2010	2009	2008

	(in millions)

Direct	$5,897	$5,680	$5,677

Assumed	1,198	1,384	1,221

Ceded	(3,173)	(3,118)	(6,817)

Net life, health, and annuity premiums earned	$3,922	$3,946	$81

For the years ended December 31, 2010, 2009, and 2008, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $4,433 million, $3,442 million, and $2,964 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 10 — Pension and Other Postretirement Benefit Plans

Prior to December 31, 2010, the Company accounted for its share of the qualified defined benefit plan, the non-qualified defined benefit plan, and the employee welfare plan as direct legal obligations of the Company and accounted for the corresponding plan obligations on its Consolidated Balance Sheets and Consolidated Statements of Operations. Effective December 31, 2010, the Company transferred the sponsorship of these plans to MIC, the Company’s immediate parent, along with the associated net liabilities. The impact of the transfer on the Company’s December 31, 2010 Consolidated Balance Sheet was a decrease in total liabilities of $460 million, a decrease in additional paid-in capital of $13 million, and an increase in accumulated other comprehensive income of $473 million, net of tax.

As of the transfer date, the assets and liabilities of these plans became direct obligations of MIC, while JHUSA became a participating employer in the plans transferred. Prospectively, the Company will remain jointly and severally liable for the funding requirements of the plans and will recognize its required contributions as net periodic benefit cost in its consolidated financial statements.

Prior to December 31, 2010, the Company sponsored a funded qualified defined benefit plan (the ‘Plan”) that covers substantially all of its employees. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

Prior to December 31, 2010, the Company’s funding policy for its qualified defined benefit plan was to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2010, 2009, and 2008, no contributions were made to the qualified plan.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Prior to December 31, 2010, the Company also sponsored an unfunded non-qualified defined benefit plan. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

Prior to December 31, 2010, the Company’s funding policy for its non-qualified defined benefit plan was to contribute an amount equal to the plan’s benefit payments made during the year. The contribution to the non-qualified plan was $31 million, $34 million, and $33 million in 2010, 2009, and 2008, respectively.

Prior to December 31, 2010, the Company provided postretirement medical and life insurance benefits for its retired employees and their spouses through its sponsorship of the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Prior to December 31, 2010, the Company’s policy was to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $48 million, $54 million, and $59 million in 2010, 2009, and 2008, respectively.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the plan was $8 million in 2010 and $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $18 million, $19 million, and $19 million in 2010, 2009, and 2008, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company’s share of the pension and other postretirement benefit plans described above:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

		(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$2,354	$2,237	$548	$573
Service cost	32	30	1	1
Interest cost	124	128	28	33
Participant contributions	-	-	4	5
Actuarial loss (gain)	132	132	4	(8)
Retiree drug subsidy	-	-	3	3
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(2,467)	-	(536)	-

Benefit obligation at end of year	$-	$2,354	$-	$548

Change in plan assets:
Fair value of plan assets at beginning of year	$1,843	$1,628	$306	$245
Actual return on plan assets	281	354	40	61
Employer contributions	32	34	48	54
Participant contributions	-	-	4	5
Benefits paid	(175)	(173)	(52)	(59)
Transfer of certain pension and postretirement benefit plans to Parent	(1,981)	-	(346)	-

Fair value of plan assets at end of year	$-	$1,843	$-	$306

Funded status at end of year	$-	$(511)	$-	$(242)

Amounts recognized on Consolidated Balance Sheets:
Assets	$-	$-	$-	$-
Liabilities	-	(511)	-	(242)

Net amount recognized	$-	$(511)	$-	$(242)

Amounts recognized in accumulated other comprehensive income:
Prior service cost	$(26)	$(29)	$-	$-
Net actuarial loss	735	739	19	29
Transfer of certain pension and postretirement benefit plans to Parent	(709)	-	(19)	-

Total	$-	$710	$-	$29

The accumulated benefit obligation for all defined benefit plans was $0 million and $2,329 million at December 31, 2010 and 2009, respectively.

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

	December 31,
	2010	2009

	(in millions)
Accumulated benefit obligation	$-	$2,329
Projected benefit obligation	-	2,354
Fair value of plan assets	-	1,843

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Components of Net Periodic Benefit Cost

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

	(in millions)
Service cost	$32	$30	$ 30	$1	$1	$1
Interest cost	124	128	129	28	33	34
Expected return on plan assets	(161)	(175)	(181)	(26)	(26)	(26)
Amortization of prior service cost	(3)	(3)	(3)	-	-	-
Recognized actuarial loss	15	4	5	-	-	-

Net periodic benefit cost (income)	$7	$(16)	$ (20)	$3	$8	$9

Assumptions

Weighted–average assumptions used to determine benefit obligations were as follows:

	Years ended December 31,
	Pension Benefits		Other Postretirement Benefits

	2010	2009	2010	2009

Discount rate	N/A	5.50%	N/A	5.50%
Rate of compensation increase	N/A	4.35%	N/A	N/A
Health care cost trend rate for following year			N/A	8.50%
Ultimate trend rate			N/A	5.00%
Year ultimate rate reached			N/A	2028

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years ended December 31,
	Pension Benefits			Other Postretirement Benefits

	2010	2009	2008	2010	2009	2008

Discount rate	5.50%	6.00%	6.00%	5.50%	6.00%	6.00%
Expected long-term return on plan assets	7.75%	8.00%	8.00%	7.75%	8.00%	8.00%
Rate of compensation increase	4.35%	4.10%	5.10%	N/A	N/A	N/A
Health care cost trend rate for following year				8.50%	8.50%	9.00%
Ultimate trend rate				5.00%	5.00%	5.00%
Year ultimate rate reached				2028	2016	2016

The overall expected long-term rate of return on plan assets assumption reflects the Company’s best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point Increase	One-Percentage Point Decrease

	(in millions)
Effect on total service and interest costs in 2010	$1	$(1)
Effect on postretirement benefit obligation as of December 31, 2010	N/A	N/A

Plan Assets

The Company’s overall investment strategy was to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $0 million and $702 million at December 31, 2010 and 2009, respectively, were investments managed by related parties. Welfare plan assets of $0 million and $185 million at December 31, 2010 and 2009, respectively, were investments in related parties.

The plans did not own any of the Company’s or MFC’s common stock at December 31, 2010 and 2009.

Fair Value Measurements

Following ASC 820 guidance, the Company categorizes its fair value measurements of pension and other postretirement benefit plan assets according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans’ valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. For additional information regarding the valuation hierarchy and the Company’s determination of fair value, see Note 14 – Fair Value of Financial Instruments.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

Domestic equity – Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

International equity – Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values (“NAV”), and these investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Domestic fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

International fixed income – Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

Private equity – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

Timber/Agriculture – Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

401(h) account net assets – Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company’s pension plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$26	$26	$-	$-
Equity
Domestic	783	331	452	-
International	268	108	160	-
Fixed income
Domestic (a)	437	142	215	80
International (b)	121	80	41	-
Other types of investments
Private equity (c)	129	-	-	129
Timber / agriculture (d)	79	-	-	79

Total assets at fair value	$1,843	$687	$868	$288

(a)	This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

	Domestic Fixed Income	Private Equity	Timber / Agriculture

	(in millions)
Balance at January 1, 2009	$73	$150	$72
Actual return on plan assets:
Relating to assets still held at the reporting date	18	(19)	6
Relating to assets sold during the period	-	5	2
Purchases, sales, and settlements (net)	(11)	(7)	(1)
Transfers into and/or out of Level 3	-	-	-

Balance at December 31, 2009	$80	$129	$79

The fair value of the Company’s other postretirement benefit plan assets at December 31, 2009, by asset category is as follows:

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Cash and cash equivalents	$23	$23	$-	$-
Equity
Domestic	129	14	115	-
International	22	11	11	-
Fixed income
Domestic (a)	124	24	98	2
International (b)	3	2	1	-
Other types of investments
Private equity (c)	3	-	-	3
Timber / agriculture (d)	2	-	-	2

Total assets at fair value	$306	$74	$225	$7

(a)	This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.
(b)	This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.
(c)	This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.
(d)	This category consists of limited partnerships with timber and agriculture investments.

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 was $7 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Risk Management Practices and Investment Goals

Investment allocation decisions for plan assets were made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the “Statement”), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company’s board of directors had delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the “Committee”), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan’s ongoing obligations and minimize the likelihood of a significant deterioration in the Plan’s funded status resulting from capital market activity, the Investment Committee retained an Investment Advisor, John Hancock Investment Management Services LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

Investment Policies and Strategies

The overall investment policies and strategies of the Plan were based on the guiding principle of diversification. Plan investments were allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

Liability-Hedging Assets – These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

Return-Seeking Assets – All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

Permitted and Prohibited Investments

Plan investments were permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies have been used. In order to fulfill its fiduciary responsibility and to ensure that plan assets are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan was not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan’s fixed income exposure was achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, was not to exceed the maximum quality limits outlined below. Each mutual fund investment was governed by its own prospectus, and therefore not subject to these quality limits.

Investment Rating	Maximum Limit

AAA	100%
AA	90%
A	75%
BBB & Lower	50%
BB & Lower	8%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Pension and Other Postretirement Benefit Plans - (continued)

Equities

The Plan’s domestic and international equity investments were required to be fully diversified across sectors and countries at all times. In addition, the Plan was prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan was also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives was permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also have been used to replicate direct investments, in instances where the Plan would benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes was prohibited. The Plan was also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan was permitted to invest in options and futures on any securities that were not specifically prohibited by the Statement, but it was prohibited from selling derivatives on securities it did not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan was permitted to make investments in alternative asset classes. The Plan was permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds were prohibited. The Investment Committee was required to approve any proposed investments in other assets that were not specifically permitted above.

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,824 million and $130 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2011.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $24 million, $26 million, and $22 million for the years ended December 31, 2010, 2009, and 2008, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non- cancelable Operating Leases	Sub-lease Income

	(in millions)
2011	$48	$17
2012	42	17
2013	39	17
2014	29	14
2015	13	3
Thereafter	410	-

Total	$581	$68

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Contingencies. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2010 and 2009, the Company increased this provision by $94 million and $186 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $218 million at December 31, 2010.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower was completed in February 2010 and is currently in the leasing phase. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the premises. At that time, the Company may exercise its call option to purchase the partner developer’s interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer’s entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $7 million. This estimate is 20% of the $108 million cost of construction, net of $73 million of related loans payable.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 12 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2008	$577	$350	$27	$129	$1,083
Gross unrealized investment losses (net of deferred income tax benefit of $1,574 million)	(2,932)	-	-	-	(2,932)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $101 million)	(187)	-	-	-	(187)
Adjustment for policyholder liabilities (net of deferred income tax expense of $87 million)	162	-	-	-	162
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $216 million)	403	-	-	-	403
Adjustment for policyholder dividend obligation (net of deferred income tax expense of $11 million)	20	-	-	-	20

Net unrealized investment losses	(2,534)	-	-	-	(2,534)
Foreign currency translation adjustment	-	-	(23)	-	(23)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(1)	(1)
Change in net actuarial loss (net of deferred income tax benefit of $359 million)	-	-	-	(666)	(666)
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $586 million)	-	1,086	-	-	1,086
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $17 million)	-	(31)	-	-	(31)

Balance at December 31, 2008	$(1,957)	$1,405	$4	$(538)	$(1,086)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2009	$(1,957)	$1,405	$4	$(538)	$(1,086)
Gross unrealized investment gains (net of deferred income tax expense of $1,883 million)	3,498	-	-	-	3,498
Reclassification adjustment for losses realized in net income (net of deferred income tax expense of $109 million)	202	-	-	-	202
Adjustment for policyholder liabilities (net of deferred income tax benefit of $67 million)	(126)	-	-	-	(126)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $354 million)	(658)	-	-	-	(658)

Net unrealized investment gains	2,916	-	-	-	2,916
Foreign currency translation adjustment	-	-	5	-	5
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $31 million)	-	-	-	60	60
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $538 million)	-	(1,000)	-	-	(1,000)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $3 million)	-	(5)	-	-	(5)
Adoption of ASC 320, recognition of other-than-temporary impairments (net of deferred income tax benefit of $410 million)	(761)	-	-	-	(761)

Balance at December 31, 2009	$198	$400	$9	$(478)	$129

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2010	$198	$400	$9	$(478)	$129
Gross unrealized investment gains (net of deferred income tax expense of $808 million)	1,501	-	-	-	1,501
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $313 million)	(582)	-	-	-	(582)
Adjustment for policyholder liabilities (net of deferred income tax expense of $23 million)	42	-	-	-	42
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $100 million)	(185)	-	-	-	(185)

Net unrealized investment gains	776	-	-	-	776
Foreign currency translation adjustment	-	-	(53)	-	(53)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $1 million)	-	-	-	(2)	(2)
Change in net actuarial loss (net of deferred income tax expense of $5 million)	-	-	-	9	9
Net unrealized gain on split-dollar life insurance benefit (net of deferred income tax expense of $1 million)	-	-	-	2	2
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $20 million)	-	(37)	-	-	(37)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax benefit of $69 million)	-	(129)	-	-	(129)
Transfer of certain pension and postretirement benefit plans to Parent (net of deferred income tax expense of $255 million)	-	-	-	473	473

Balance at December 31, 2010	$974	$234	$(44)	$4	$1,168

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2010	2009	2008

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities	$1,852	$547	$(3,345)
Equity securities	360	249	(79)
Other investments	(5)	(3)	(91)

Total (1)	2,207	793	(3,515)

Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(653)	(368)	458
Policyholder liabilities	(56)	(121)	49
Deferred income taxes	(524)	(106)	1,051

Total	(1,233)	(595)	1,558

Net unrealized investment gains (losses)	$974	$198	$(1,957)

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions, for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA’s authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset (“DTA”) instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company’s statutory net income (loss) for the years ended December 31, 2010, 2009, and 2008 was $35 million (unaudited), $(76) million, and $(2,407) million, respectively. The Company’s statutory capital and surplus as of December 31, 2010 and 2009 was $5,093 million (unaudited) and $5,012 million, respectively.

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company’s earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the Company’s surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment’s consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

Corporate and Other Segment. Primarily consists of the Company’s remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 — Closed Blocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2010
Revenues from external customers	$4,460	$2,765	$482	$7,707
Net investment income	2,619	1,710	238	4,567
Net realized investment and other gains (losses)	381	(202)	202	381
Inter-segment revenues	3	-	(3)	-

Revenues	$7,463	$4,273	$919	$12,655

Total net (loss) income	$(1,486)	$506	$103	$(877)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$158	$62	$(21)	$199
Carrying value of investments accounted for under the equity method	2,157	1,129	285	3,571
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	512	239	1	752
Goodwill impairment	1,600	-	-	1,600
Interest expense	-	-	47	47
Income tax expense	48	135	39	222
Segment assets	$82,106	$160,978	$22,944	$266,028

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2009
Revenues from external customers	$4,366	$2,652	$535	$7,553
Net investment income	2,265	1,624	457	4,346
Net realized investment and other losses	(732)	(1,103)	(2)	(1,837)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,899	$3,174	$989	$10,062

Total net (loss) income	$(258)	$412	$157	$311

Supplemental Information:
Equity in net income of investees accounted for under the equity method	$28	$9	$41	$78
Carrying value of investments accounted for under the equity method	1,622	1,123	314	3,059
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	308	898	5	1,211
Interest expense	-	-	34	34
Income tax (benefit) expense	(167)	63	97	(7)
Segment assets	$75,509	$149,336	$23,084	$247,929

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2008
Revenues from external customers	$3,407	$(357)	$520	$3,570
Net investment income	2,300	1,578	563	4,441
Net realized investment and other gains (losses)	120	102	(445)	(223)
Inter-segment revenues	-	1	(1)	-

Revenues	$5,827	$1,324	$637	$7,788

Total net income (loss)	$272	$(360)	$(223)	$(311)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$8	$26	$(38)	$(4)
Carrying value of investments accounted for under the equity method	1,418	991	438	2,847
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(362)	21	5	(336)
Interest expense	-	-	34	34
Income tax expense (benefit)	137	(413)	(63)	(339)

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

Location	Revenues	Income (Loss) Before Income Taxes	Long-Lived Assets	Assets

	(in millions)
2010
United States	$12,582	$(669)	$173	$265,908
Foreign — other	73	14	-	120

Total	$12,655	$(655)	$173	$266,028

2009
United States	$10,004	$290	$198	$247,786
Foreign — other	58	14	-	143

Total	$10,062	$304	$198	$247,929

2008
United States	$7,722	$(670)
Foreign — other	66	20

Total	$7,788	$(650)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2010		2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale (1)	$60,470	$60,470	$53,569	$53,569
Held-for-trading	1,627	1,627	1,208	1,208
Equity securities:
Available-for-sale	588	588	558	558
Mortgage loans on real estate	13,343	14,301	12,623	13,252
Policy loans	5,050	5,050	4,949	4,949
Short-term investments	1,472	1,472	3,973	3,973
Cash and cash equivalents	2,772	2,772	4,915	4,915
Derivatives:
Interest rate swaps	2,721	2,721	1,840	1,840
Foreign currency swaps	210	210	242	242
Foreign currency forwards	33	33	43	43
Interest rate options	-	-	1	1
Equity market contracts	4	4	8	8
Embedded derivatives	1,504	1,504	1,711	1,711
Assets held in trust	2,394	2,394	2,290	2,290
Separate account assets	136,002	136,002	122,466	122,466

Total assets	$228,190	$229,148	$210,396	$211,025

Liabilities:
Consumer notes	$966	$983	$1,205	$1,234
Debt	845	839	490	463
Guaranteed investment contracts and funding agreements	1,833	1,850	2,701	2,760
Fixed-rate deferred and immediate annuities	8,971	8,866	9,255	8,696
Supplementary contracts without life contingencies	47	48	51	53
Derivatives:
Interest rate swaps	2,164	2,164	1,318	1,318
Foreign currency swaps	578	578	694	694
Foreign currency forwards	-	-	1	1
Equity market contracts	2	2	-	-
Embedded derivatives	1,214	1,214	1,327	1,327

Total liabilities	$16,620	$16,544	$17,042	$16,546

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments – (continued)

ASC 820 created the following two primary categories for the purpose of fair value disclosure:

•

Assets and Liabilities Measured at Fair Value and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Assets and Liabilities Not Reported at Fair Value – This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Consumer notes, guaranteed investment contracts, and funding agreements – The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Debt – The fair value of the Company’s long-term debt is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. As a result of the adoption of ASC 810 effective January 1, 2010, long-term debt at December 31, 2010 includes variable and fixed rate notes related to consolidated variable interest entities. The carrying value of this debt approximates fair value at December 31, 2010. For further information regarding the adoption of ASC 810, see Note 1 – Summary of Significant Accounting Policies.

The carrying values for commercial paper and short-term borrowings approximate fair value.

Fixed-rate deferred and immediate annuities – The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Assets and Liabilities Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

• Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”) and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring basis by fair value hierarchy level:

	December 31, 2010

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$41,199	$-	$37,898	$3,301
Commercial mortgage-backed securities	4,247	-	3,762	485
Residential mortgage-backed securities	460	-	10	450
Collateralized debt obligations	136	-	33	103
Other asset-backed securities	1,029	-	950	79
U.S. Treasury and agency securities	7,841	-	7,841	-
Obligations of states and political subdivisions	4,027	-	3,619	408
Debt securities issued by foreign governments	1,531	-	1,531	-

Total fixed maturities available-for-sale	60,470	-	55,644	4,826

Fixed maturities held-for-trading:
Corporate debt securities	1,177	8	1,133	36
Commercial mortgage-backed securities	224	-	209	15
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	4	-	1	3
Other asset-backed securities	66	-	65	1
U.S. Treasury and agency securities	101	-	101	-
Obligations of states and political subdivisions	51	-	51	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	1,627	8	1,561	58

Equity securities available-for-sale	588	588	-	-
Short-term investments	1,472	-	1,472	-
Derivative assets (2):
Interest rate swaps	2,721	-	2,652	69
Foreign currency swaps	210	-	210	-
Foreign currency forwards	33	-	33	-
Equity market contracts	4	-	-	4
Embedded derivatives (3):
Reinsurance contracts	7	-	7	-
Benefit guarantees	1,497	-	-	1,497
Assets held in trust (4)	2,394	913	1,420	61
Separate account assets (5)	136,002	130,884	2,092	3,026

Total assets at fair value	$207,025	$132,393	$65,091	$9,541

Liabilities:
Derivative liabilities (2):
Interest rate swaps	$2,164	$-	$2,156	$8
Foreign currency swaps	578	-	534	44
Equity market contracts	2	-	-	2
Embedded derivatives (3):
Reinsurance contracts	660	-	660	-
Participating pension contracts	98	-	98	-
Benefit guarantees	456	-	-	456

Total liabilities at fair value	$3,958	$-	$3,448	$510

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale (1):
Corporate debt securities	$42,505	$-	$39,889	$2,616
Commercial mortgage-backed securities	4,474	-	4,039	435
Residential mortgage-backed securities	476	-	16	460
Collateralized debt obligations	135	-	57	78
Other asset-backed securities	1,242	-	1,151	91
U.S. Treasury and agency securities	1,968	-	1,968	-
Obligations of states and political subdivisions	1,491	-	1,261	230
Debt securities issued by foreign governments	1,278	-	1,213	65

Total fixed maturities available-for-sale	53,569	-	49,594	3,975

Fixed maturities held-for-trading:
Corporate debt securities	898	-	882	16
Commercial mortgage-backed securities	216	-	206	10
Residential mortgage-backed securities	3	-	-	3
Collateralized debt obligations	2	-	1	1
Other asset-backed securities	21	-	20	1
U.S. Treasury and agency securities	29	-	29	-
Obligations of states and political subdivisions	26	-	23	3
Debt securities issued by foreign governments	13	-	-	13

Total fixed maturities held-for-trading	1,208	-	1,161	47

Equity securities available-for-sale	558	558	-	-
Short-term investments	3,973	-	3,973	-
Derivative assets (2)	2,134	-	2,074	60
Embedded derivatives (3)	1,711	-	8	1,703
Assets held in trust (4)	2,290	624	1,666	-
Separate account assets (5)	122,466	116,875	2,494	3,097

Total assets at fair value	$187,909	$118,057	$60,970	$8,882

Liabilities:
Derivative liabilities (2)	$2,013	$-	$1,987	$26
Embedded derivatives (3)	1,327	-	688	639

Total liabilities at fair value	$3,340	$-	$2,675	$665

(1)	Fixed maturities available-for-sale exclude leveraged leases of $1,932 million and $2,012 million at December 31, 2010 and 2009, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at their expected internal rate of return.
(2)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward in the following table.
(3)	Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(4)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 — Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.
(5)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers
	Balance at January 1, 2010	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$2,616	$(50)		$223	$80	$733	$(301)	$3,301	$-
Commercial mortgage-backed securities	435	1		105	(54)	-	(2)	485	-
Residential mortgage-backed securities	460	(22)		131	(119)	-	-	450	-
Collateralized debt obligations	78	(3)		39	(11)	-	-	103	-
Other asset-backed securities	91	(4)		14	(22)	-	-	79	-
Obligations of states and political subdivisions	230	-		(6)	247	342	(405)	408	-
Debt securities issued by foreign governments	65	-		(65)	-	-	-	-	-

Total fixed maturities available-for-sale	3,975	(78)		441	121	1,075	(708)	4,826	-

Fixed maturities held-for-trading:
Corporate debt securities	16	15		-	4	2	(1)	36	15
Commercial mortgage-backed securities	10	5		-	-	-	-	15	5
Residential mortgage-backed securities	3	-		-	-	-	-	3	1
Collateralized debt obligations	1	2		-	-	-	-	3	2
Other asset-backed securities	1	-		-	-	-	-	1	-
Obligations of states and political subdivisions	3	-		-	3	-	(6)	-	-
Debt securities issued by foreign governments	13	(13)		-	-	-	-	-	(13)

Total fixed maturities held-for-trading	47	9		-	7	2	(7)	58	10

Net derivatives	34	15		(30)	-	-	-	19	19
Net embedded derivatives	1,064	(23	) (4)	-	-	-	-	1,041	(23)
Assets held in trust	-	1		3	(10)	68	(1)	61	3
Separate account assets (5)	3,097	(13)		5	(125)	62	-	3,026	10

Total	$8,217	$(89)		$419	$(7)	$1,207	$(716)	$9,031	$19

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

		Net realized/unrealized gains (losses) included in:
	Balance at January 1, 2009	Earnings (1)		AOCI (2)	Purchases, issuances, and settlements (net)	Net transfers into and out of Level 3 (3)	Balance at December 31, 2009	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$1,792	$80		$482	$(67)	$329	$2,616	$-
Commercial mortgage-backed securities	446	(2)		100	(90)	(19)	435	-
Residential mortgage-backed securities	624	(87)		149	(230)	4	460	-
Collateralized debt obligations	88	(6)		6	(10)	-	78	-
Other asset-backed securities	299	3		29	(252)	12	91	-
Obligations of states and political subdivisions	1	-		(6)	315	(80)	230	-
Debt securities issued by foreign governments	62	-		4	(1)	-	65	-

Total fixed maturities available-for-sale	3,312	(12)		764	(335)	246	3,975	-

Fixed maturities held-for-trading:
Corporate debt securities	16	2		-	(2)	-	16	1
Commercial mortgage-backed securities	7	3		-	-	-	10	3
Residential mortgage-backed securities	3	1		-	(1)	-	3	1
Collateralized debt obligations	1	-		-	-	-	1	-
Other asset-backed securities	2	-		-	(1)	-	1	-
Obligations of states and political subdivisions	-	(1)		-	4	-	3	(1)
Debt securities issued by foreign governments	12	1		-	-	-	13	1

Total fixed maturities held-for-trading	41	6		-	-	-	47	5

Net derivatives	195	(38)		(12)	-	(111)	34	(32)
Net embedded derivatives	1,516	(452	) (4)	-	-	-	1,064	(452)
Separate account assets (5)	2,972	(493)		(1)	619	-	3,097	(389)

Total	$8,036	$(989)		$751	$284	$135	$8,217	$(868)

(1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Consolidated Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Consolidated Statements of Operations.
(5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, and goodwill, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. The Company recorded a goodwill impairment of $1,600 million during the year ended December 31, 2010, and the fair value measurement was classified as Level 3. For additional information regarding the impairment, see Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets.

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2010	$1,600	$1,307	$146	$3,053
Impairment	(1,600)	-	-	(1,600)

Balance at December 31, 2010	$-	$1,307	$146	$1,453

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2009	$1,600	$1,307	$146	$3,053
Impairment	-	-	-	-

Balance at December 31, 2009	$1,600	$1,307	$146	$3,053

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. In 2010, the Company impaired the entire $1,600 million of goodwill associated with the Insurance segment. The impairment was reflective of the decrease in the expected future earnings for this business. The fair value was determined primarily using an earnings-based approach, which incorporated the segment’s in-force and new business embedded value using internal forecasts of revenue and expense. There were no impairments recorded in 2009, and there were no accumulated impairment losses at December 31, 2009.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$2,171	$2,564
Amortization	(66)	(15)
Change in unrealized investment gains and losses	(146)	(342)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(36)

Balance, end of year	$1,959	$2,171

The following table provides estimated future amortization (net of tax) for the periods indicated:

VOBA Amortization
(in millions)
2011	$94
2012	87
2013	82
2014	68
2015	67

Other Intangible Assets

Other intangible asset balances were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2010
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	48	349
Other investment management contracts	64	28	36

Total	$1,361	$76	$1,285

December 31, 2009
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Subject to amortization:
Distribution networks	397	37	360
Other investment management contracts	64	25	39

Total	$1,356	$62	$1,294

Amortization expense (net of tax) for other intangible assets was $9 million, $9 million, and $8 million for the years ended December 31, 2010, 2009, and 2008, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $10 million in 2011, $11 million in 2012, $11 million in 2013, $12 million in 2014, and $11 million in 2015.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Consolidated Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2010	2009

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$7,648	$6,969
Net amount at risk related to deposits	156	208
Average attained age of contract holders	51	50

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit (“GMWB”) rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

	December 31,
	2010	2009

	(in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,630	$23,472
Net amount at risk- net of reinsurance	140	312
Average attained age of contract holders	65	64

Return of net deposits plus a minimum return
In the event of death
Account value	$702	$744
Net amount at risk- net of reinsurance	318	354
Average attained age of contract holders	70	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$29,399	$28,414
Net amount at risk- net of reinsurance	485	843
Average attained age of contract holders	65	64

Guaranteed Minimum Income Benefit
Account value	$6,276	$6,293
Net amount at risk- net of reinsurance	41	54
Average attained age of contract holders	64	63

Guaranteed Minimum Withdrawal Benefit
Account value	$39,034	$35,595
Net amount at risk	782	1,012
Average attained age of contract holders	64	63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2010	2009

	(in billions)
Type of Fund
Equity	$30	$28
Balanced	23	22
Bond	7	7
Money Market	2	2

Total	$62	$59

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2010	$253	$209	$663	$1,125
Incurred guarantee benefits	(100)	(60)	-	(160)
Other reserve changes	72	28	(156)	(56)

Balance at December 31, 2010	225	177	507	909
Reinsurance recoverable	(78)	(1,120)	(421)	(1,619)

Net balance at December 31, 2010	$147	$(943)	$86	$(710)

Balance at January 1, 2009	$454	$442	$2,890	$3,786
Incurred guarantee benefits	(153)	(144)	-	(297)
Other reserve changes	(48)	(89)	(2,227)	(2,364)

Balance at December 31, 2009	253	209	663	1,125
Reinsurance recoverable	(104)	(1,177)	(548)	(1,829)

Net balance at December 31, 2009	$149	$(968)	$115	$(704)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

•

The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$9,186	$9,419
Capitalization	1,228	1,579
Amortization	(664)	(1,119)
Change in unrealized investment gains and losses	(98)	(704)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	11

Balance, end of year	$9,652	$9,186

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,
	2010	2009

	(in millions)
Balance, beginning of year	$379	$427
Capitalization	12	63
Amortization	(22)	(77)
Change in unrealized investment gains and losses	(15)	(12)
Adoption of ASC 320, recognition of other-than-temporary impairments	-	(22)

Balance, end of year	$354	$379

Note 18 — Share-Based Payments

The Company participates in the stock compensation plans of MFC and uses the Black-Scholes option-pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (“ESOP”), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five-day average closing market price of MFC’s common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units (“DSUs”) to certain employees under the ESOP. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

In addition, for certain new employees and pursuant to the deferred compensation program, MFC grants DSUs under the ESOP, which entitle the holder to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. In 2010, 17,000 DSUs were issued to certain new hires, which vest over a maximum period of five years. No such DSUs were issued in 2009 or 2008.

In 2010, 2009, and 2008, 35,000, 56,000, and 217,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. These DSUs vested immediately upon grant. Also, in 2010 and 2008, 20,000 and 269,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units and/or performance share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units and performance share units are discussed below. These DSUs also vested immediately upon grant.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 18 — Share-Based Payments - (continued)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors.

The Company recorded compensation expense for stock options granted of $8 million, $9 million, and $9 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (“GSOP”) for its eligible employees. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee’s eligible contributions up to a maximum amount. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2010, 2009, and 2008.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (“RSU”) Plan. For the years ended December 31, 2010, 2009, and 2008, 3.0 million, 3.8 million, and 1.8 million RSUs, respectively, were granted to certain eligible employees under this plan. For the year ended December 31, 2009, 0.6 million Special RSUs and for the years ended December 31, 2010 and 2009, 0.7 million and 1.5 million Performance Share Units (“PSUs”), respectively, were granted to eligible employees under this plan. There were no Special RSUs granted in 2010, and no Special RSUs or PSUs granted in 2008. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2010, 2009, and 2008, the Company granted 1.4 million, 2.0 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $22 million, $14 million, and $24 million for the years ended December 31, 2010, 2009, and 2008, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No Special RSUs were granted in 2010 or 2008. The Company’s compensation expense related to Special RSUs was $2 million for each of the two years ended December 31, 2010 and 2009.

For the years ended December 31, 2010 and 2009, the Company granted 0.2 million and 0.4 million PSUs, respectively, to certain eligible employees. PSUs granted in 2010 vest 25% on the first anniversary and 75% on the date that is 34 months from the grant date. PSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. Both grants are subject to performance conditions that are equally weighted over their respective performance periods, and the related compensation expense is recognized over these periods, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. No PSUs were granted in 2008. The Company’s compensation expense related to PSUs was $2 million and $3 million for the years ended December 31, 2010 and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 19 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 consolidated financial statements through the date on which the consolidated financial statements were issued. The Company did not have any subsequent events requiring disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2010 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company (U.S.A.) Separate Account N

“Active” sub-accounts

500 Index Trust B Series 0	Equity-Income Trust Series 1
500 Index Trust Series 1	Financial Services Trust Series 0
Active Bond Trust Series 0	Financial Services Trust Series 1
Active Bond Trust Series 1	Franklin Templeton Founding Allocation Trust Series 0
All Cap Core Trust Series 0	Fundamental Value Trust Series 0
All Cap Core Trust Series 1	Fundamental Value Trust Series 1
All Cap Value Trust Series 0	Global Bond Trust Series 0
All Cap Value Trust Series 1	Global Bond Trust Series 1
Alpha Opportunities Trust Series 0	Global Trust Series 0
Alpha Opportunities Trust Series 1	Global Trust Series 1
American Asset Allocation Trust Series 1	Health Sciences Trust Series 0
American Blue Chip Income and Growth Trust Series 1	Health Sciences Trust Series 1
American Bond Trust Series 1	High Yield Trust Series 0
American Fundamental Holdings Trust Series 1	High Yield Trust Series 1
American Global Diversification Trust Series 1	International Core Trust Series 0
American Global Growth Trust Series 1	International Core Trust Series 1
American Growth Trust Series 1	International Equity Index Trust A Series 0
American Growth-Income Trust Series 1	International Equity Index Trust A Series 1
American International Trust Series 1	International Equity Index Trust B Series 0
American New World Trust Series 1	International Opportunities Trust Series 0
Balanced Trust Series 0	International Opportunities Trust Series 1
Balanced Trust Series 1	International Small Company Trust Series 0
Blue Chip Growth Trust Series 0	International Small Company Trust Series 1
Blue Chip Growth Trust Series 1	International Value Trust Series 0
Capital Appreciation Trust Series 0	International Value Trust Series 1
Capital Appreciation Trust Series 1	Investment Quality Bond Trust Series 0
Capital Appreciation Value Trust Series 0	Investment Quality Bond Trust Series 1
Capital Appreciation Value Trust Series 1	Large Cap Trust Series 0
Core Allocation Plus Trust Series 0	Large Cap Trust Series 1
Core Allocation Plus Trust Series 1	Large Cap Value Trust Series 0
Core Bond Trust Series 0	Large Cap Value Trust Series 1
Core Bond Trust Series 1	Lifestyle Aggressive Trust Series 0
Core Diversified Growth & Income Trust Series 1	Lifestyle Aggressive Trust Series 1
Core Strategy Trust Series 0	Lifestyle Balanced Trust Series 0
Core Strategy Trust Series 1	Lifestyle Balanced Trust Series 1
Disciplined Diversification Trust Series 0	Lifestyle Conservative Trust Series 0
Disciplined Diversification Trust Series 1	Lifestyle Conservative Trust Series 1
Emerging Markets Value Trust Series 0	Lifestyle Growth Trust Series 0
Emerging Markets Value Trust Series 1	Lifestyle Growth Trust Series 1
Equity-Income Trust Series 0	Lifestyle Moderate Trust Series 0

Report of Independent Registered Public Accounting Firm

Lifestyle Moderate Trust Series 1	Small Cap Growth Trust Series 1
Mid Cap Index Trust Series 0	Small Cap Index Trust Series 0
Mid Cap Index Trust Series 1	Small Cap Index Trust Series 1
Mid Cap Stock Trust Series 0	Small Cap Opportunities Trust Series 0
Mid Cap Stock Trust Series 1	Small Cap Opportunities Trust Series 1
Mid Value Trust Series 0	Small Cap Value Trust Series 0
Mid Value Trust Series 1	Small Cap Value Trust Series 1
Money Market Trust B Series 0	Small Company Value Trust Series 0
Money Market Trust Series 1	Small Company Value Trust Series 1
Natural Resources Trust Series 0	Smaller Company Growth Trust Series 0
Natural Resources Trust Series 1	Smaller Company Growth Trust Series 1
Optimized All Cap Trust Series 0	Strategic Income Opportunities Trust Series 0
Optimized All Cap Trust Series 1	Strategic Income Opportunities Trust Series 1
Optimized Value Trust Series 0	Total Bond Market Trust B Series 0
Optimized Value Trust Series 1	Total Return Trust Series 0
Real Estate Securities Trust Series 0	Total Return Trust Series 1
Real Estate Securities Trust Series 1	Total Stock Market Index Trust Series 0
Real Return Bond Trust Series 0	Total Stock Market Index Trust Series 1
Real Return Bond Trust Series 1	Utilities Trust Series 0
Science & Technology Trust Series 0	Utilities Trust Series 1
Science & Technology Trust Series 1	Value Trust Series 0
Short Term Government Income Trust Series 0	Value Trust Series 1
Short Term Government Income Trust Series 1	All Asset Portfolio
Small Cap Growth Trust Series 0

“Closed” sub-accounts

All Cap Growth Trust Series 0	Strategic Bond Trust Series 0
All Cap Growth Trust Series 1	Strategic Bond Trust Series 1
Overseas Equity Trust Series 0	U.S. Government Securities Trust Series 0
Pacific Rim Trust Series 0	U.S. Government Securities Trust Series 1
Pacific Rim Trust Series 1	U.S. High Yield Bond Trust Series 0
Short-Term Bond Trust Series 0	U.S. High Yield Bond Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), comprised of the active sub-accounts as of December 31, 2010, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2010, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Canada
March 31, 2011

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 1,682,638 shares (cost $21,792,313)	$26,434,250
500 Index Trust Series 1 - 527,965 shares (cost $5,110,035)	5,812,898
Active Bond Trust Series 0 - 40,162 shares (cost $385,377)	389,972
Active Bond Trust Series 1 - 146,213 shares (cost $1,366,826)	1,419,732
All Cap Core Trust Series 0 - 14,561 shares (cost $182,531)	241,137
All Cap Core Trust Series 1 - 30,498 shares (cost $496,887)	504,744
All Cap Growth Trust Series 0	—
All Cap Growth Trust Series 1	—
All Cap Value Trust Series 0 - 26,523 shares (cost $193,362)	220,669
All Cap Value Trust Series 1 - 418,251 shares (cost $2,944,489)	3,492,399
Alpha Opportunities Trust Series 0 - 314 shares (cost $4,149)	4,817
Alpha Opportunities Trust Series 1 - 62 shares (cost $862)	949
American Asset Allocation Trust Series 1 -1,027,119 shares (cost $9,055,148)	11,308,578
American Blue Chip Income and Growth Trust Series 1-199,344 shares (cost $1,989,918)	2,262,559
American Bond Trust Series 1 -158,129 shares (cost $1,891,742)	1,910,196
American Fundamental Holdings Trust Series 1 -1,552 shares (cost $14,895)	16,043
American Global Diversification Trust Series 1 -13,963 shares (cost $144,870)	145,634
American Global Growth Trust Series 1 - 27,347 shares (cost $308,999)	307,651
American Growth Trust Series 1 - 1,234,396 shares (cost $16,101,613)	19,293,612
American Growth-Income Trust Series 1 - 748,275 shares (cost $8,568,338)	11,141,813
American International Trust Series 1 - 1,873,872 shares (cost $27,735,821)	30,600,335
American New World Trust Series 1 - 40,447 shares (cost $512,244)	556,143
Balanced Trust Series 0 - 2,586 shares (cost $39,342)	42,254
Balanced Trust Series 1 - 2,158 shares (cost $32,851)	35,267
Blue Chip Growth Trust Series 0 - 648,097 shares (cost $10,026,076)	13,104,521
Blue Chip Growth Trust Series 1 - 622,493 shares (cost $10,737,500)	12,605,486
Capital Appreciation Trust Series 0 - 43,812 shares (cost $374,611)	435,495
Capital Appreciation Trust Series 1 - 430,740 shares (cost $3,658,863)	4,281,555
Capital Appreciation Value Trust Series 0 - 22,463 shares (cost $262,110)	258,101
Capital Appreciation Value Trust Series 1 - 48,167 shares (cost $560,542)	553,917
Core Allocation Plus Trust Series 0 - 546 shares (cost $5,605)	5,951
Core Allocation Plus Trust Series 1 - 488,861 shares (cost $4,953,884)	5,323,691
Core Bond Trust Series 0 - 50,162 shares (cost $697,290)	684,216
Core Bond Trust Series 1 - 35,473 shares (cost $467,289)	485,274
Core Diversified Growth & Income Trust Series 1 - 837 shares (cost $9,369)	10,146
Core Strategy Trust Series 0 - 7,015 shares (cost $88,896)	88,874
Core Strategy Trust Series 1 - 46 shares (cost $512)	587
Disciplined Diversification Trust Series 0 - 7,449 shares (cost $84,401)	91,767
Disciplined Diversification Trust Series 1 - 3,621 shares (cost $44,087)	44,616
Emerging Markets Value Trust Series 0 - 51,385 shares (cost $794,736)	821,128

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Emerging Markets Value Trust Series 1 - 80,131 shares (cost $1,059,705)	$1,281,303
Equity-Income Trust Series 0 - 1,459,649 shares (cost $16,188,339)	20,186,947
Equity-Income Trust Series 1 - 1,079,831 shares (cost $13,077,101)	14,977,254
Financial Services Trust Series 0 - 23,790 shares (cost $251,103)	281,203
Financial Services Trust Series 1 - 76,468 shares (cost $749,907)	905,383
Franklin Templeton Founding Allocation Trust Series 0 - 64,316 shares (cost $606,861)	639,946
Fundamental Value Trust Series 0 - 199,166 shares (cost $2,292,953)	2,842,099
Fundamental Value Trust Series 1 - 776,987 shares (cost $9,222,315)	11,118,689
Global Bond Trust Series 0 - 916,430 shares (cost $11,196,239)	11,803,615
Global Bond Trust Series 1 - 315,235 shares (cost $3,928,462)	4,072,834
Global Trust Series 0 - 16,389 shares (cost $222,766)	237,151
Global Trust Series 1 - 134,060 shares (cost $1,784,957)	1,941,195
Health Sciences Trust Series 0 - 52,433 shares (cost $673,613)	817,962
Health Sciences Trust Series 1 - 126,679 shares (cost $1,610,201)	1,969,865
High Yield Trust Series 0 - 434,771 shares (cost $3,246,303)	2,556,453
High Yield Trust Series 1 - 993,954 shares (cost $7,603,269)	5,904,086
International Core Trust Series 0 - 22,941 shares (cost $208,435)	223,449
International Core Trust Series 1 - 353,458 shares (cost $3,415,108)	3,453,284
International Equity Index Trust A Series 0 - 20,648 shares (cost $246,802)	228,165
International Equity Index Trust A Series 1 - 501,176 shares (cost $5,897,857)	5,548,020
International Equity Index Trust B Series 0 - 599,302 shares (cost $7,902,480)	9,546,882
International Opportunities Trust Series 0 - 392,676 shares (cost $4,006,133)	4,939,867
International Opportunities Trust Series 1 - 41,313 shares (cost $404,447)	519,724
International Small Company Trust Series 0 - 58,515 shares (cost $529,915)	614,404
International Small Company Trust Series 1 - 267,647 shares (cost $2,363,602)	2,810,297
International Value Trust Series 0 - 343,875 shares (cost $3,846,967)	4,136,819
International Value Trust Series 1 - 769,114 shares (cost $8,509,692)	9,306,276
Investment Quality Bond Trust Series 0 - 56,929 shares (cost $653,793)	641,591
Investment Quality Bond Trust Series 1 - 457,588 shares (cost $5,212,444)	5,170,750
Large Cap Trust Series 0 - 34,380 shares (cost $383,076)	423,904
Large Cap Trust Series 1 - 172,806 shares (cost $2,158,267)	2,135,887
Large Cap Value Trust Series 0 - 52,117 shares (cost $823,258)	866,192
Large Cap Value Trust Series 1 - 66,476 shares (cost $889,883)	1,104,839
Lifestyle Aggressive Trust Series 0 - 824,621 shares (cost $5,664,305)	6,885,583
Lifestyle Aggressive Trust Series 1 - 550,510 shares (cost $3,796,848)	4,596,754
Lifestyle Balanced Trust Series 0 - 968,566 shares (cost $10,574,512)	11,390,337
Lifestyle Balanced Trust Series 1 - 996,745 shares (cost $10,914,330)	11,701,787
Lifestyle Conservative Trust Series 0 - 259,583 shares (cost $3,196,215)	3,268,150
Lifestyle Conservative Trust Series 1 - 186,976 shares (cost $2,220,248)	2,350,294
Lifestyle Growth Trust Series 0 - 1,265,108 shares (cost $12,753,442)	14,460,188
Lifestyle Growth Trust Series 1 - 736,550 shares (cost $7,309,591)	8,411,397
Lifestyle Moderate Trust Series 0 - 384,341 shares (cost $4,438,406)	4,619,782

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Moderate Trust Series 1 - 247,105 shares (cost $2,840,001)	$2,967,735
Mid Cap Index Trust Series 0 - 212,767 shares (cost $3,005,912)	3,772,366
Mid Cap Index Trust Series 1 - 687,839 shares (cost $10,282,333)	12,202,258
Mid Cap Stock Trust Series 0 - 313,101 shares (cost $3,371,366)	4,442,910
Mid Cap Stock Trust Series 1 - 442,215 shares (cost $4,983,784)	6,248,503
Mid Value Trust Series 0 - 566,097 shares (cost $5,050,542)	6,272,355
Mid Value Trust Series 1 - 464,567 shares (cost $4,238,897)	5,165,985
Money Market Trust B Series 0 - 37,529,888 shares (cost $37,529,888)	37,529,888
Money Market Trust Series 1 - 21,281,600 shares (cost $21,281,600)	21,281,600
Natural Resources Trust Series 0 - 142,636 shares (cost $1,512,221)	1,791,513
Natural Resources Trust Series 1 - 483,908 shares (cost $4,895,398)	6,179,506
Optimized All Cap Trust Series 0 - 22,459 shares (cost $229,912)	290,400
Optimized All Cap Trust Series 1 - 23,757 shares (cost $279,112)	306,228
Optimized Value Trust Series 0 - 16,040 shares (cost $127,267)	157,677
Optimized Value Trust Series 1 - 1 shares (cost $12)	14
Overseas Equity Trust Series 0	—
Pacific Rim Trust Series 0	—
Pacific Rim Trust Series 1	—
Real Estate Securities Trust Series 0 - 666,269 shares (cost $5,026,554)	7,528,838
Real Estate Securities Trust Series 1 - 1,227,576 shares (cost $15,943,157)	13,957,541
Real Return Bond Trust Series 0 - 612,847 shares (cost $7,320,713)	7,010,975
Real Return Bond Trust Series 1 - 421,940 shares (cost $5,153,843)	4,890,281
Science & Technology Trust Series 0 - 56,028 shares (cost $767,516)	950,795
Science & Technology Trust Series 1 - 403,015 shares (cost $5,005,835)	6,814,980
Short Term Government Income Trust Series 0 - 182,880 shares (cost $2,400,206)	2,362,813
Short Term Government Income Trust Series 1 - 305,949 shares (cost $3,978,374)	3,952,866
Short-Term Bond Trust Series 0	—
Small Cap Growth Trust Series 0 - 427,952 shares (cost $3,354,357)	4,343,714
Small Cap Growth Trust Series 1 - 98,211 shares (cost $788,177)	993,900
Small Cap Index Trust Series 0 - 159,474 shares (cost $1,736,617)	2,234,231
Small Cap Index Trust Series 1 - 185,195 shares (cost $2,052,088)	2,594,585
Small Cap Opportunities Trust Series 0 - 7,229 shares (cost $110,768)	140,757
Small Cap Opportunities Trust Series 1 - 69,532 shares (cost $1,236,135)	1,361,445
Small Cap Value Trust Series 0 - 339,862 shares (cost $4,726,470)	6,409,799
Small Cap Value Trust Series 1 - 23,870 shares (cost $324,436)	451,145
Small Company Value Trust Series 0 - 54,108 shares (cost $735,529)	921,462
Small Company Value Trust Series 1 - 439,115 shares (cost $6,008,374)	7,495,689
Smaller Company Growth Trust Series 0 - 10,884 shares (cost $155,843)	191,551
Smaller Company Growth Trust Series 1 - 1,093,252 shares (cost $15,121,893)	19,230,310
Strategic Bond Trust Series 0	—
Strategic Bond Trust Series 1	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Strategic Income Opportunities Trust Series 0 - 110,918 shares (cost $1,599,389)	$1,549,526
Strategic Income Opportunities Trust Series 1 - 187,883 shares (cost $2,739,963)	2,630,368
Total Bond Market Trust B Series 0 - 873,885 shares (cost $8,935,606)	8,869,928
Total Return Trust Series 0 - 1,499,994 shares (cost $21,151,226)	21,599,909
Total Return Trust Series 1 - 3,165,416 shares (cost $45,147,372)	45,740,261
Total Stock Market Index Trust Series 0 - 145,991 shares (cost $1,342,774)	1,709,553
Total Stock Market Index Trust Series 1 - 162,217 shares (cost $1,692,295)	1,899,563
U.S. Government Securities Trust Series 0	—
U.S. Government Securities Trust Series 1	—
U.S. High Yield Bond Trust Series 0	—
U.S. High Yield Bond Trust Series 1	—
Utilities Trust Series 0 - 87,345 shares (cost $942,519)	1,013,201
Utilities Trust Series 1 - 143,610 shares (cost $1,370,507)	1,668,754
Value Trust Series 0 - 35,264 shares (cost $501,475)	585,025
Value Trust Series 1 - 211,814 shares (cost $2,950,550)	3,518,229
Sub - accounts invested in Outside Trust portfolios:
All Asset Portfolio - 179,672 shares (cost $1,962,859)	$1,987,169

Total assets	$651,045,685

Contract Owners’ Equity

Variable universal life insurance contracts	$651,045,685

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$427,553	$416,603	$76,943	$134,764

Total Investment Income	427,553	416,603	76,943	134,764
Expenses:
Mortality and expense risk	35,257	34,722	14,898	21,872

Net investment income (loss)	392,296	381,881	62,045	112,892

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(621,962)	(3,650,304)	163,752	(3,394,051)

Realized gains (losses)	(621,962)	(3,650,304)	163,752	(3,394,051)
Unrealized appreciation (depreciation) during the period	3,512,008	7,973,200	556,905	5,317,102

Net increase (decrease) in assets from operations	3,282,342	4,704,777	782,702	2,035,943

Changes from principal transactions:
Transfer of net premiums	2,063,908	1,756,069	168,100	203,477
Transfer on terminations	(1,465,712)	(1,532,553)	(708,143)	(10,163,812)
Transfer on policy loans	(141,847)	(25,209)	(233)	(707)
Net interfund transfers	382,781	1,244,013	(956,824)	1,918,502

Net increase (decrease) in assets from principal transactions	839,130	1,442,320	(1,497,100)	(8,042,540)

Total increase (decrease) in assets	4,121,472	6,147,097	(714,398)	(6,006,597)
Assets, beginning of period	22,312,778	16,165,681	6,527,296	12,533,893

Assets, end of period	$26,434,250	$22,312,778	$5,812,898	$6,527,296

(bf)	Fund has no Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bf)	Year Ended Dec. 31/09

$27,504	$19,289	$102,724	$83,660	$116,318	$66,963

27,504	19,289	102,724	83,660	116,318	66,963

—	—	7,267	4,462	2,906	2,420

27,504	19,289	95,457	79,198	113,412	64,543

—	—	—	—	—	—
21,952	3,768	13,850	(22,838)	45,178	(110,964)

21,952	3,768	13,850	(22,838)	45,178	(110,964)
(14,558)	79,291	50,872	128,683	29,223	159,541

34,898	102,348	160,179	185,043	187,813	113,120

5,020	8,948	47,068	7,192	150,422	203,123
(41,353)	(153,976)	(94,582)	(207,564)	(144,309)	(62,533)
(1,421)	(13)	160	113	9,149	12,870
147,807	(128,202)	9,185	491,950	220,576	624,983

110,053	(273,243)	(38,169)	291,691	235,838	778,443

144,951	(170,895)	122,010	476,734	423,651	891,563
245,021	415,916	1,297,722	820,988	1,563,518	671,955

$389,972	$245,021	$1,419,732	$1,297,722	$1,987,169	$1,563,518

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$2,475	$2,222	$5,156	$35,237

Total Investment Income	2,475	2,222	5,156	35,237
Expenses:
Mortality and expense risk	—	—	4,134	12,795

Net investment income (loss)	2,475	2,222	1,022	22,442

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	6,103	2,588	20,604	(2,007,196)

Realized gains (losses)	6,103	2,588	20,604	(2,007,196)
Unrealized appreciation (depreciation) during the period	18,823	39,379	28,019	2,435,832

Net increase (decrease) in assets from operations	27,401	44,189	49,645	451,078

Changes from principal transactions:
Transfer of net premiums	79,869	100,842	31,362	42,828
Transfer on terminations	(9,535)	(13,522)	(131,928)	(319,740)
Transfer on policy loans	—	—	2,240	3,666
Net interfund transfers	(10,219)	6,829	(505,578)	(4,138,316)

Net increase (decrease) in assets from principal transactions	60,115	94,149	(603,904)	(4,411,562)

Total increase (decrease) in assets	87,516	138,338	(554,259)	(3,960,484)
Assets, beginning of period	153,621	15,283	1,059,003	5,019,487

Assets, end of period	$241,137	$153,621	$504,744	$1,059,003

(b)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

Sub-Account
All Cap Growth Trust Series 0		All Cap Growth Trust Series 1		All Cap Value Trust Series 0
Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$49	$346	$1,848	$5,947	$1,149	$2,354

49	346	1,848	5,947	1,149	2,354

—	—	1,730	6,202	—	—

49	346	118	(255)	1,149	2,354

—	—	—	—	—	—
7,500	(9,569)	101,627	(717,762)	131,982	1,444

7,500	(9,569)	101,627	(717,762)	131,982	1,444
(5,352)	20,444	(61,985)	839,598	(43,710)	86,774
2,197	11,221	39,760	121,581	89,421	90,572

4,979	3,691	12,030	74,394	87,511	92,316
(37,778)	(33,619)	(30,386)	(307,319)	(25,733)	(30,469)
—	—	227	5,598	—	(1)
(18,204)	21,023	(914,503)	(1,349,678)	(452,309)	155,835

(51,003)	(8,905)	(932,632)	(1,577,005)	(390,531)	217,681

(48,806)	2,316	(892,872)	(1,455,424)	(301,110)	308,253
48,806	46,490	892,872	2,348,296	521,779	213,526

—	$48,806	—	$892,872	$220,669	$521,779

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$11,946	$13,649	$606	—

Total Investment Income	11,946	13,649	606	—
Expenses:
Mortality and expense risk	11,728	12,701	—	—

Net investment income (loss)	218	948	606	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	25,990	—
Net realized gains (losses)	179,203	(2,771,426)	(4,563)	—

Realized gains (losses)	179,203	(2,771,426)	21,427	—
Unrealized appreciation (depreciation) during the period	358,297	3,240,542	2,137	(1,469)

Net increase (decrease) in assets from operations	537,718	470,064	24,170	(1,469)

Changes from principal transactions:
Transfer of net premiums	75,921	47,139	1,234	—
Transfer on terminations	(92,606)	(156,073)	(2,070)	—
Transfer on policy loans	6,519	5,450	—	—
Net interfund transfers	1,060,185	(3,233,792)	(220,761)	203,713

Net increase (decrease) in assets from principal transactions	1,050,019	(3,337,276)	(221,597)	203,713

Total increase (decrease) in assets	1,587,737	(2,867,212)	(197,427)	202,244
Assets, beginning of period	1,904,662	4,771,874	202,244	—

Assets, end of period	$3,492,399	$1,904,662	$4,817	$202,244

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Alpha Opportunities Trust Series 1	American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1
Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$1	$170,712	$214,307	$28,022	$21,052

1	170,712	214,307	28,022	21,052

1	67,018	46,031	6,472	5,700

—	103,694	168,276	21,550	15,352

—	4,038	5,551	—	93,161
1	623,532	120,975	(55,966)	(1,388,447)

1	627,570	126,526	(55,966)	(1,295,286)
87	438,441	1,833,985	282,584	1,425,441

88	1,169,705	2,128,787	248,168	145,507

—	835,705	565,089	134,215	63,399
(23)	(2,316,874)	(1,308,007)	(161,418)	(469,876)
—	28,970	23,725	24,401	20,222
884	(385,128)	10,350,784	514,586	(909,574)

861	(1,837,327)	9,631,591	511,784	(1,295,829)

949	(667,622)	11,760,378	759,952	(1,150,322)
—	11,976,200	215,822	1,502,607	2,652,929

$949	$11,308,578	$11,976,200	$2,262,559	$1,502,607

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Bond Trust Series 1		American Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Income:
Dividend income distribution	$49,953	$38,009	$236	$14

Total Investment Income	49,953	38,009	236	14
Expenses:
Mortality and expense risk	6,077	7,188	48	2

Net investment income (loss)	43,876	30,821	188	12

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	56,054	(66,318)	57	22

Realized gains (losses)	56,054	(66,318)	57	22
Unrealized appreciation (depreciation) during the period	(8,353)	240,797	1,058	90

Net increase (decrease) in assets from operations	91,577	205,300	1,303	124

Changes from principal transactions:
Transfer of net premiums	83,608	192,610	334	93
Transfer on terminations	(93,403)	(189,850)	(398)	(125)
Transfer on policy loans	(6,602)	(115)	—	—
Net interfund transfers	351,368	(460,700)	13,907	805

Net increase (decrease) in assets from principal transactions	334,971	(458,055)	13,843	773

Total increase (decrease) in assets	426,548	(252,755)	15,146	897
Assets, beginning of period	1,483,648	1,736,403	897	—

Assets, end of period	$1,910,196	$1,483,648	$16,043	$897

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(bd)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
American Global Diversification Trust Series 1	American Global Growth Trust Series 1		American Growth Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$2,689	$1,275	$3,016	$58,994	$37,506

2,689	1,275	3,016	58,994	37,506

151	284	26	45,056	48,247

2,538	991	2,990	13,938	(10,741)

—	—	—	—	3,604,971
7,679	2,349	—	25,742	(10,359,444)

7,679	2,349	—	25,742	(6,754,473)
(8,538)	9,303	(1,349)	2,860,405	11,742,937

1,679	12,643	1,641	2,900,085	4,977,723

6,401	375	—	839,894	928,758
(749)	(405)	—	(1,585,738)	(8,937,299)
—	—	—	26,546	26,253
60,293	65,397	306,010	1,993,659	(359,406)

65,945	65,367	306,010	1,274,361	(8,341,694)

67,624	78,010	307,651	4,174,446	(3,363,971)
78,010	—	—	15,119,166	18,483,137

$145,634	$78,010	$307,651	$19,293,612	$15,119,166

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth-Income Trust Series 1		American International Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	$116,961	$130,962	$475,301	$281,653

Total Investment Income	116,961	130,962	475,301	281,653
Expenses:
Mortality and expense risk	60,555	41,959	72,988	67,277

Net investment income (loss)	56,406	89,003	402,313	214,376

Realized gains (losses) on investments:
Capital gain distributions	—	167,577	—	5,891,833
Net realized gains (losses)	473,706	(446,930)	(3,220,442)	(9,877,177)

Realized gains (losses)	473,706	(279,353)	(3,220,442)	(3,985,344)
Unrealized appreciation (depreciation) during the period	539,876	2,705,756	4,769,348	12,616,371

Net increase (decrease) in assets from operations	1,069,988	2,515,406	1,951,219	8,845,403

Changes from principal transactions:
Transfer of net premiums	761,869	597,149	721,318	750,622
Transfer on terminations	(2,587,220)	(1,317,027)	(1,733,573)	(6,949,495)
Transfer on policy loans	55,792	31,606	9,714	3,760
Net interfund transfers	(576,306)	9,057,406	878,980	3,615,926

Net increase (decrease) in assets from principal transactions	(2,345,865)	8,369,134	(123,561)	(2,579,187)

Total increase (decrease) in assets	(1,275,877)	10,884,540	1,827,658	6,266,216
Assets, beginning of period	12,417,690	1,533,150	28,772,677	22,506,461

Assets, end of period	$11,141,813	$12,417,690	$30,600,335	$28,772,677

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American New World Trust Series 1		Balanced Trust Series 0		Balanced Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)	Year Ended Dec. 31/10 (g)

$6,055	$186	$339	$164	$267

6,055	186	339	164	267

797	16	—	—	80

5,258	170	339	164	187

—	—	372	270	—
12,666	147	(25)	1	8

12,666	147	347	271	8
43,672	227	2,923	(11)	2,416

61,596	544	3,609	424	2,611

5,390	260	14,800	—	—
(15,700)	(149)	(1,189)	(57)	(111)
6,709	—	(4,023)	—	—
478,953	18,540	11,008	17,682	32,767

475,352	18,651	20,596	17,625	32,656

536,948	19,195	24,205	18,049	35,267
19,195	—	18,049	—	—

$556,143	$19,195	$42,254	$18,049	$35,267

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09
Income:
Dividend income distribution	$9,025	$10,858	$9,616	$13,619

Total Investment Income	9,025	10,858	9,616	13,619
Expenses:
Mortality and expense risk	—	—	54,217	50,501

Net investment income (loss)	9,025	10,858	(44,601)	(36,882)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	508,605	(443,818)	695,950	(1,866,157)

Realized gains (losses)	508,605	(443,818)	695,950	(1,866,157)
Unrealized appreciation (depreciation) during the period	1,185,364	2,621,915	929,928	5,615,075

Net increase (decrease) in assets from operations	1,702,994	2,188,955	1,581,277	3,712,036

Changes from principal transactions:
Transfer of net premiums	928,070	302,428	284,523	359,099
Transfer on terminations	(389,566)	(498,145)	(1,411,548)	(2,393,932)
Transfer on policy loans	(6,781)	(9)	15,019	5,759
Net interfund transfers	2,291,458	4,554,645	(1,493,169)	1,285,852

Net increase (decrease) in assets from principal transactions	2,823,181	4,358,919	(2,605,175)	(743,222)

Total increase (decrease) in assets	4,526,175	6,547,874	(1,023,898)	2,968,814
Assets, beginning of period	8,578,346	2,030,472	13,629,384	10,660,570

Assets, end of period	$13,104,521	$8,578,346	$12,605,486	$13,629,384

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)

$700	$576	$5,362	$8,887	$3,740	$2,679

700	576	5,362	8,887	3,740	2,679

—	—	19,661	19,061	—	—

700	576	(14,299)	(10,174)	3,740	2,679

—	—	—	—	26,785	655
27,060	7,249	414,720	(979,450)	237	173

27,060	7,249	414,720	(979,450)	27,022	828
23,495	64,325	(37,448)	2,290,857	(2,524)	(1,486)

51,255	72,150	362,973	1,301,233	28,238	2,021

90,427	71,831	87,327	72,350	54,200	303
(71,987)	(67,303)	(1,055,699)	(877,944)	(5,855)	(502)
—	—	(1,153)	1,101	—	—
91,990	76,971	989,923	(1,181,384)	32,375	147,321

110,430	81,499	20,398	(1,985,877)	80,720	147,122

161,685	153,649	383,371	(684,644)	108,958	149,143
273,810	120,161	3,898,184	4,582,828	149,143	—

$435,495	$273,810	$4,281,555	$3,898,184	$258,101	$149,143

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust Series 1		Classic Value Trust Series 0
	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/09 (av)
Income:
Dividend income distribution	$7,773	$415	$238

Total Investment Income	7,773	415	238
Expenses:
Mortality and expense risk	1,493	33	—

Net investment income (loss)	6,280	382	238

Realized gains (losses) on investments:
Capital gain distributions	57,891	103	—
Net realized gains (losses)	255	96	(10,928)

Realized gains (losses)	58,146	199	(10,928)
Unrealized appreciation (depreciation) during the period	(7,393)	667	11,850

Net increase (decrease) in assets from operations	57,033	1,248	1,160

Changes from principal transactions:
Transfer of net premiums	15,407	846	6,669
Transfer on terminations	(14,347)	(1,048)	(816)
Transfer on policy loans	(21)	(36)	—
Net interfund transfers	472,836	19,052	(26,262)

Net increase (decrease) in assets from principal transactions	473,875	18,814	(20,409)

Total increase (decrease) in assets	530,908	20,062	(19,249)
Assets, beginning of period	23,009	2,947	19,249

Assets, end of period	$553,917	$23,009	—

(av)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Classic Value Trust Series 1	Core Allocation Plus Trust Series 0	Core Allocation Plus Trust Series 1
Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/10 (g)	Year Ended Dec. 31/10	Year Ended Dec. 31/090 (g)

$927	$66	$56,654	$72,639

927	66	56,654	72,639

163	—	19,717	9,652

764	66	36,937	62,987

—	51	81,538	165,241
(125,557)	4	376,939	1,799

(125,557)	55	458,477	167,040
102,732	346	4,929	364,879

(22,061)	467	500,343	594,906

—	5,111	2,322	167
(15,895)	(141)	(134,619)	(62,171)
—	—	—	—
(51,287)	514	(43,580)	4,466,323

(67,182)	5,484	(175,877)	4,404,319

(89,243)	5,951	324,466	4,999,225
89,243	—	4,999,225	—

—	$5,951	$5,323,691	$4,999,225

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Bond Trust Series 0		Core Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,207	$1,963	$12,782	$12,890

Total Investment Income	16,207	1,963	12,782	12,890
Expenses:
Mortality and expense risk	—	—	2,923	3,111

Net investment income (loss)	16,207	1,963	9,859	9,779

Realized gains (losses) on investments:
Capital gain distributions	1,044	—	3,873	—
Net realized gains (losses)	1,731	853	14,761	20,669

Realized gains (losses)	2,775	853	18,634	20,669
Unrealized appreciation (depreciation) during the period	(14,623)	1,583	(822)	18,868

Net increase (decrease) in assets from operations	4,359	4,399	27,671	49,316

Changes from principal transactions:
Transfer of net premiums	146,667	24,906	7,142	24,994
Transfer on terminations	(21,867)	(11,542)	(23,068)	(680,639)
Transfer on policy loans	—	—	—	(1,007)
Net interfund transfers	446,987	87,249	39,923	1,018,460

Net increase (decrease) in assets from principal transactions	571,787	100,613	23,997	361,808

Total increase (decrease) in assets	576,146	105,012	51,668	411,124
Assets, beginning of period	108,070	3,058	433,606	22,482

Assets, end of period	$684,216	$108,070	$485,274	$433,606

(ax)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.
(ao)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Core Diversified Growth & Income Trust Series 1		Core Equity Trust Series 0	Core Equity Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/09 (ao)

$150	$304	$1,855	$2,269

150	304	1,855	2,269

44	94	—	381

106	210	1,855	1,888

39	—	—	—
2,585	1,523	(32,378)	(212,127)

2,624	1,523	(32,378)	(212,127)
(1,667)	2,444	39,418	175,281

1,063	4,177	8,895	(34,958)

1,750	—	46,936	12,116
(370)	(106)	(1,964)	(24,742)
—	—	—	2
(13,852)	17,484	(95,323)	(93,779)

(12,472)	17,378	(50,351)	(106,403)

(11,409)	21,555	(41,456)	(141,361)
21,555	—	41,456	141,361

$10,146	$21,555	—	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Strategy Trust Series 0		Core Strategy Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Income:
Dividend income distribution	$1,954	$31	$13	$18

Total Investment Income	1,954	31	13	18
Expenses:
Mortality and expense risk	—	—	7	2

Net investment income (loss)	1,954	31	6	16

Realized gains (losses) on investments:
Capital gain distributions	—	6	—	—
Net realized gains (losses)	306	4	36	1

Realized gains (losses)	306	10	36	1
Unrealized appreciation (depreciation) during the period	(317)	295	16	59

Net increase (decrease) in assets from operations	1,943	336	58	76

Changes from principal transactions:
Transfer of net premiums	5,000	595	11	—
Transfer on terminations	(2,014)	(33)	(39)	(20)
Transfer on policy loans	—	—	—	—
Net interfund transfers	82,252	795	(454)	955

Net increase (decrease) in assets from principal transactions	85,238	1,357	(482)	935

Total increase (decrease) in assets	87,181	1,693	(424)	1,011
Assets, beginning of period	1,693	—	1,011	—

Assets, end of period	$88,874	$1,693	$587	$1,011

(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Disciplined Diversification Trust Series 0		Disciplined Diversification Trust Series 1		Emerging Markets Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$1,412	$2,907	$668	$19	$8,392	$397

1,412	2,907	668	19	8,392	397

—	—	50	4	—	—

1,412	2,907	618	15	8,392	397

—	995	—	7	10,727	190
12,569	513	48	1	115,294	91,213

12,569	1,508	48	8	126,021	91,403
9,742	(2,375)	475	54	(68,839)	102,661

23,723	2,040	1,141	77	65,574	194,461

58,757	1,437	11	—	89,102	69,613
(37,177)	(559)	(85)	(20)	(273,490)	(179,838)
—	—	—	—	(9,998)	—
(103,501)	147,047	42,540	952	388,964	374,991

(81,921)	147,925	42,466	932	194,578	264,766

(58,198)	149,965	43,607	1,009	260,152	459,227
149,965	—	1,009	—	560,976	101,749

$91,767	$149,965	$44,616	$1,009	$821,128	$560,976

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 1		Emerging Small Company Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ap)
Income:
Dividend income distribution	$13,148	$361	—

Total Investment Income	13,148	361	—
Expenses:
Mortality and expense risk	4,078	2,300	—

Net investment income (loss)	9,070	(1,939)	—

Realized gains (losses) on investments:
Capital gain distributions	19,877	435	—
Net realized gains (losses)	114,512	(109,215)	(76,221)

Realized gains (losses)	134,389	(108,780)	(76,221)
Unrealized appreciation (depreciation) during the period	34,630	385,489	113,636

Net increase (decrease) in assets from operations	178,089	274,770	37,415

Changes from principal transactions:
Transfer of net premiums	11,724	4,159	61,172
Transfer on terminations	(66,974)	(55,716)	(54,628)
Transfer on policy loans	—	—	—
Net interfund transfers	395,446	262,736	(211,199)

Net increase (decrease) in assets from principal transactions	340,196	211,179	(204,655)

Total increase (decrease) in assets	518,285	485,949	(167,240)
Assets, beginning of period	763,018	277,069	167,240

Assets, end of period	$1,281,303	$763,018	—

(ap)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Emerging Small Company Trust Series 1	Equity-Income Trust Series 0		Equity-Income Trust Series 1
Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

—	$363,211	$280,890	$263,139	$308,294

—	363,211	280,890	263,139	308,294

82,317	—	—	58,108	64,343

(82,317)	363,211	280,890	205,031	243,951

—	—	—	—	—
(11,486,138)	(497,156)	(2,624,572)	(626,355)	(6,082,934)

(11,486,138)	(497,156)	(2,624,572)	(626,355)	(6,082,934)
15,192,048	2,757,277	5,684,937	2,371,759	9,426,717

3,623,593	2,623,332	3,341,255	1,950,435	3,587,734

825,477	1,151,913	519,433	237,392	487,638
(2,286,038)	(490,139)	(750,832)	(1,894,922)	(8,527,929)
284,330	(6,872)	(14)	9,879	17,671
(18,053,384)	2,061,354	3,535,513	1,404,165	1,127,054

(19,229,615)	2,716,256	3,304,100	(243,486)	(6,895,566)

(15,606,022)	5,339,588	6,645,355	1,706,949	(3,307,832)
15,606,022	14,847,359	8,202,004	13,270,305	16,578,137

—	$20,186,947	$14,847,359	$14,977,254	$13,270,305

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust Series 0		Financial Services Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$981	$1,206	$2,752	$3,307

Total Investment Income	981	1,206	2,752	3,307
Expenses:
Mortality and expense risk	—	—	4,152	2,500

Net investment income (loss)	981	1,206	(1,400)	807

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	18,427	(54,630)	60,414	(354,763)

Realized gains (losses)	18,427	(54,630)	60,414	(354,763)
Unrealized appreciation (depreciation) during the period	4,242	107,974	49,443	436,211

Net increase (decrease) in assets from operations	23,650	54,550	108,457	82,255

Changes from principal transactions:
Transfer of net premiums	24,482	29,798	20,609	18,110
Transfer on terminations	(9,423)	(12,677)	(39,780)	(178,264)
Transfer on policy loans	—	—	768	959
Net interfund transfers	52,963	(21,747)	271,125	(884,125)

Net increase (decrease) in assets from principal transactions	68,022	(4,626)	252,722	(1,043,320)

Total increase (decrease) in assets	91,672	49,924	361,179	(961,065)
Assets, beginning of period	189,531	139,607	544,204	1,505,269

Assets, end of period	$281,203	$189,531	$905,383	$544,204

See accompanying notes.

Sub-Account
Franklin Templeton Founding Allocation Trust Series 0		Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$23,494	$12,353	$31,436	$19,612	$116,579	$75,247

23,494	12,353	31,436	19,612	116,579	75,247

—	—	—	—	48,523	36,741

23,494	12,353	31,436	19,612	68,056	38,506

—	—	—	—	—	—
48,960	(13,482)	293,384	(24,790)	1,150,920	(1,222,753)

48,960	(13,482)	293,384	(24,790)	1,150,920	(1,222,753)
(16,027)	48,872	27,752	628,577	73,690	3,250,040

56,427	47,743	352,572	623,399	1,292,666	2,065,793

128,686	2,876	265,312	176,965	421,823	250,355
(21,562)	(13,352)	(288,657)	(375,306)	(625,347)	(877,167)
(3,968)	—	—	—	8,848	33,762
139,068	147,375	230,923	1,183,613	73,307	2,089,969

242,224	136,899	207,578	985,272	(121,369)	1,496,919

298,651	184,642	560,150	1,608,671	1,171,297	3,562,712
341,295	156,653	2,281,949	673,278	9,947,392	6,384,680

$639,946	$341,295	$2,842,099	$2,281,949	$11,118,689	$9,947,392

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Allocation Trust Series 0	Global Allocation Trust Series 1
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/09 (am)
Income:
Dividend income distribution	$12	$17

Total Investment Income	12	17
Expenses:
Mortality and expense risk	—	968

Net investment income (loss)	12	(951)

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	2,307	(158,386)

Realized gains (losses)	2,307	(158,386)
Unrealized appreciation (depreciation) during the period	30,882	138,294

Net increase (decrease) in assets from operations	33,201	(21,043)

Changes from principal transactions:
Transfer of net premiums	79,426	6,648
Transfer on terminations	(7,805)	(40,801)
Transfer on policy loans	(604)	4,957
Net interfund transfers	(167,542)	(244,040)

Net increase (decrease) in assets from principal transactions	(96,525)	(273,236)

Total increase (decrease) in assets	(63,324)	(294,279)
Assets, beginning of period	63,324	294,279

Assets, end of period	—	—

(am)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Global Bond Trust Series 0		Global Bond Trust Series 1		Global Real Estate Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (aq)

$387,579	$804,947	$139,983	$523,740	—

387,579	804,947	139,983	523,740	—

—	—	16,822	16,816	—

387,579	804,947	123,161	506,924	—

—	874,405	—	620,814	—
(572,137)	(665,037)	35,896	(1,003,335)	(831)

(572,137)	209,368	35,896	(382,521)	(831)
1,072,863	(121,888)	186,489	328,553	—

888,305	892,427	345,546	452,956	(831)

317,280	204,575	262,785	329,381	—
(310,006)	(517,212)	(331,291)	(2,729,871)	(81)
—	(3)	40,813	27,819	—
3,201,155	1,128,950	479,805	840,336	912

3,208,429	816,310	452,112	(1,532,335)	831

4,096,734	1,708,737	797,658	(1,079,379)	—
7,706,881	5,998,144	3,275,176	4,354,555	—

$11,803,615	$7,706,881	$4,072,834	$3,275,176	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Real Estate Trust Series 1	Global Trust Series 0
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$2,126	$3,500	$3,732

Total Investment Income	2,126	3,500	3,732
Expenses:
Mortality and expense risk	13	—	—

Net investment income (loss)	2,113	3,500	3,732

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(2,930)	44,816	(89,628)

Realized gains (losses)	(2,930)	44,816	(89,628)
Unrealized appreciation (depreciation) during the period	1,385	(30,892)	187,876

Net increase (decrease) in assets from operations	568	17,424	101,980

Changes from principal transactions:
Transfer of net premiums	126	45,052	134,432
Transfer on terminations	(157)	(155,582)	(143,348)
Transfer on policy loans	—	—	—
Net interfund transfers	(3,017)	93,098	(129,857)

Net increase (decrease) in assets from principal transactions	(3,048)	(17,432)	(138,773)

Total increase (decrease) in assets	(2,480)	(8)	(36,793)
Assets, beginning of period	2,480	237,159	273,952

Assets, end of period	—	$237,151	$237,159

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Global Trust Series 1		Health Sciences Trust Series 0		Health Sciences Trust Series 1
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09	Dec. 31/10	Dec. 31/09

$28,757	$24,862	—	—	—	—

28,757	24,862	—	—	—	—

9,853	7,696	—	—	11,113	13,359

18,904	17,166	—	—	(11,113)	(13,359)

—	—	—	8,520	—	28,687
66,995	(841,265)	87,568	(47,569)	256,066	(859,822)

66,995	(841,265)	87,568	(39,049)	256,066	(831,135)
76,345	1,129,370	31,726	239,654	29,446	1,214,462

162,244	305,271	119,294	200,605	274,399	369,968

135,214	95,149	64,303	123,281	95,199	140,520
(122,409)	(290,366)	(203,915)	(219,669)	(176,316)	(563,152)
25,019	24,516	(1,389)	(3)	3,004	3,196
(44,106)	(445,949)	152,817	86,968	(184,145)	(1,890,093)

(6,282)	(616,650)	11,816	(9,423)	(262,258)	(2,309,529)

155,962	(311,379)	131,110	191,182	12,141	(1,939,561)
1,785,233	2,096,612	686,852	495,670	1,957,724	3,897,285

$1,941,195	$1,785,233	$817,962	$686,852	$1,969,865	$1,957,724

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	High Yield Trust Series 0		High Yield Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$956,189	$163,536	$2,163,592	$427,721

Total Investment Income	956,189	163,536	2,163,592	427,721
Expenses:
Mortality and expense risk	—	—	22,857	19,038

Net investment income (loss)	956,189	163,536	2,140,735	408,683

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	235,325	(157,625)	496,469	(1,239,309)

Realized gains (losses)	235,325	(157,625)	496,469	(1,239,309)
Unrealized appreciation (depreciation) during the period	(900,339)	524,580	(2,065,354)	2,320,540

Net increase (decrease) in assets from operations	291,175	530,491	571,850	1,489,914

Changes from principal transactions:
Transfer of net premiums	115,125	74,857	169,648	55,569
Transfer on terminations	(206,661)	(189,595)	(735,473)	(494,249)
Transfer on policy loans	(20,193)	(124)	8,206	3,950
Net interfund transfers	506,621	745,569	1,504,203	(409,586)

Net increase (decrease) in assets from principal transactions	394,892	630,707	946,584	(844,316)

Total increase (decrease) in assets	686,067	1,161,198	1,518,434	645,598
Assets, beginning of period	1,870,386	709,188	4,385,652	3,740,054

Assets, end of period	$2,556,453	$1,870,386	$5,904,086	$4,385,652

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Income & Value Trust Series 0	Income & Value Trust Series 1	International Core Trust Series 0
Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$309	$31,620	$4,022	$7,300

309	31,620	4,022	7,300

—	20,817	—	—

309	10,803	4,022	7,300

—	—	—	6,408
(64,753)	(4,669,811)	11,498	(68,086)

(64,753)	(4,669,811)	11,498	(61,678)
62,061	4,493,900	5,665	99,956

(2,383)	(165,108)	21,185	45,578

10,210	318,719	45,156	41,853
(4,447)	(882,178)	(273,970)	(79,440)
—	45,269	(120)	(124)
(121,533)	(10,124,106)	3,475	215,059

(115,770)	(10,642,296)	(225,459)	177,348

(118,153)	(10,807,404)	(204,274)	222,926
118,153	10,807,404	427,723	204,797

—	—	$223,449	$427,723

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Core Trust Series 1		International Equity Index Trust A Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (be)
Income:
Dividend income distribution	$61,399	$101,271	$4,477

Total Investment Income	61,399	101,271	4,477
Expenses:
Mortality and expense risk	20,762	23,881	—

Net investment income (loss)	40,637	77,390	4,477

Realized gains (losses) on investments:
Capital gain distributions	—	122,012	43,746
Net realized gains (losses)	(336,882)	(1,785,094)	(8,658)

Realized gains (losses)	(336,882)	(1,663,082)	35,088
Unrealized appreciation (depreciation) during the period	574,518	2,127,900	(18,636)

Net increase (decrease) in assets from operations	278,273	542,208	20,929

Changes from principal transactions:
Transfer of net premiums	122,150	155,138	80,844
Transfer on terminations	(661,371)	(610,733)	(13,971)
Transfer on policy loans	1,032	6,822	(130)
Net interfund transfers	(856,158)	(482,477)	140,493

Net increase (decrease) in assets from principal transactions	(1,394,347)	(931,250)	207,236

Total increase (decrease) in assets	(1,116,074)	(389,042)	228,165
Assets, beginning of period	4,569,358	4,958,400	—

Assets, end of period	$3,453,284	$4,569,358	$228,165

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
International Equity Index Trust A Series 1		International Equity Index Trust B Series 0		International Opportunities Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$114,302	$377,848	$222,015	$218,455	$67,532	$34,205

114,302	377,848	222,015	218,455	67,532	34,205

21,155	11,921	—	—	—	—

93,147	365,927	222,015	218,455	67,532	34,205

1,674,049	—	—	94,984	—	—
(1,031,490)	(1,534,652)	6,074	(1,134,219)	(305,942)	(1,015,016)

642,559	(1,534,652)	6,074	(1,039,235)	(305,942)	(1,015,016)
(148,080)	2,083,978	801,142	2,674,695	818,245	1,804,078

587,626	915,253	1,029,231	1,853,915	579,835	823,267

117,288	68,993	1,741,792	1,769,191	92,149	164,967
(472,133)	(418,973)	(587,273)	(662,356)	(119,355)	(112,251)
(1,526)	(1,619)	(87,522)	(142)	—	(2)
2,050,238	(882,753)	388,495	997,045	660,511	753,265

1,693,867	(1,234,352)	1,455,492	2,103,738	633,305	805,979

2,281,493	(319,099)	2,484,723	3,957,653	1,213,140	1,629,246
3,266,527	3,585,626	7,062,159	3,104,506	3,726,727	2,097,481

$5,548,020	$3,266,527	$9,546,882	$7,062,159	$4,939,867	$3,726,727

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 1		International Small Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (as)
Income:
Dividend income distribution	$6,726	$7,141	$10,174

Total Investment Income	6,726	7,141	10,174
Expenses:
Mortality and expense risk	3,160	4,619	—

Net investment income (loss)	3,566	2,522	10,174

Realized gains (losses) on investments:
Capital gain distributions	—	—	83,770
Net realized gains (losses)	116,806	(1,082,674)	(129,286)

Realized gains (losses)	116,806	(1,082,674)	(45,516)
Unrealized appreciation (depreciation) during the period	(77,922)	1,350,989	270,273

Net increase (decrease) in assets from operations	42,450	270,837	234,931

Changes from principal transactions:
Transfer of net premiums	37,570	91,236	175,590
Transfer on terminations	(20,076)	(153,042)	(361,881)
Transfer on policy loans	—	—	—
Net interfund transfers	(327,563)	(1,217,136)	(354,480)

Net increase (decrease) in assets from principal transactions	(310,069)	(1,278,942)	(540,771)

Total increase (decrease) in assets	(267,619)	(1,008,105)	(305,840)
Assets, beginning of period	787,343	1,795,448	305,840

Assets, end of period	$519,724	$787,343	—

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
International Small Cap Trust Series 1	International Small Company Trust Series 0		International Small Company Trust Series 1
Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)

$48,703	$14,589	$2,886	$67,943	$20,124

48,703	14,589	2,886	67,943	20,124

10,377	—	—	12,469	1,627

38,326	14,589	2,886	55,474	18,497

775,098	—	—	—	—
(3,096,498)	7,429	(5,633)	31,908	(2,451)

(2,321,400)	7,429	(5,633)	31,908	(2,451)
3,391,381	92,826	(8,336)	504,518	(57,823)

1,108,307	114,844	(11,083)	591,900	(41,777)

171,057	121,899	13,584	98,986	12,642
(1,711,937)	(23,132)	(2,243)	(163,997)	(47,638)
5,939	—	—	9,886	38
(3,136,225)	28,419	372,116	(233,576)	2,583,833

(4,671,166)	127,186	383,457	(288,701)	2,548,875

(3,562,859)	242,030	372,374	303,199	2,507,098
3,562,859	372,374	—	2,507,098	—

—	$614,404	$372,374	$2,810,297	$2,507,098

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 0		International Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$79,907	$26,497	$172,639	$200,854

Total Investment Income	79,907	26,497	172,639	200,854
Expenses:
Mortality and expense risk	—	—	38,684	43,349

Net investment income (loss)	79,907	26,497	133,955	157,505

Realized gains (losses) on investments:
Capital gain distributions	—	47,592	—	517,178
Net realized gains (losses)	168,517	(252,164)	(721,214)	(4,998,187)

Realized gains (losses)	168,517	(204,572)	(721,214)	(4,481,009)
Unrealized appreciation (depreciation) during the period	91,700	524,540	1,164,112	7,070,226

Net increase (decrease) in assets from operations	340,124	346,465	576,853	2,746,722

Changes from principal transactions:
Transfer of net premiums	307,377	253,481	169,873	622,775
Transfer on terminations	(320,456)	(295,470)	(1,573,952)	(4,726,830)
Transfer on policy loans	(4,865)	(11)	8,437	3,972
Net interfund transfers	2,445,761	445,000	(101,151)	193,010

Net increase (decrease) in assets from principal transactions	2,427,817	403,000	(1,496,793)	(3,907,073)

Total increase (decrease) in assets	2,767,941	749,465	(919,940)	(1,160,351)
Assets, beginning of period	1,368,878	619,413	10,226,216	11,386,567

Assets, end of period	$4,136,819	$1,368,878	$9,306,276	$10,226,216

See accompanying notes.

Sub-Account
Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1		Large Cap Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$29,808	$12,438	$273,117	$261,180	$3,957	$2,693

29,808	12,438	273,117	261,180	3,957	2,693

—	—	31,060	32,664	—	—

29,808	12,438	242,057	228,516	3,957	2,693

—	—	—	—	—	—
10,810	(1,309)	9,106	(226,020)	1,742	(5,507)

10,810	(1,309)	9,106	(226,020)	1,742	(5,507)
(21,435)	28,123	87,637	568,082	37,746	32,740

19,183	39,252	338,800	570,578	43,445	29,926

40,614	39,453	206,419	205,021	48,546	13,539
(38,461)	(95,156)	(742,913)	(1,002,777)	(8,668)	(59,497)
—	—	22,035	55,725	(1)	(5)
349,516	33,734	(80,495)	(653,117)	67,905	218,442

351,669	(21,969)	(594,954)	(1,395,148)	107,782	172,479

370,852	17,283	(256,154)	(824,570)	151,227	202,405
270,739	253,456	5,426,904	6,251,474	272,677	70,272

$641,591	$270,739	$5,170,750	$5,426,904	$423,904	$272,677

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 1		Large Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$21,460	$38,921	$9,793	$8,524

Total Investment Income	21,460	38,921	9,793	8,524
Expenses:
Mortality and expense risk	11,408	12,279	—	—

Net investment income (loss)	10,052	26,642	9,793	8,524

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(106,634)	(1,152,149)	49,400	(68,464)

Realized gains (losses)	(106,634)	(1,152,149)	49,400	(68,464)
Unrealized appreciation (depreciation) during the period	359,801	1,657,738	(8,784)	129,696

Net increase (decrease) in assets from operations	263,219	532,231	50,409	69,756

Changes from principal transactions:
Transfer of net premiums	88,082	145,432	125,329	178,565
Transfer on terminations	(396,739)	(289,839)	(91,545)	(87,211)
Transfer on policy loans	(3,872)	2,888	543	(563)
Net interfund transfers	(75,808)	(1,149,542)	227,917	(85,077)

Net increase (decrease) in assets from principal transactions	(388,337)	(1,291,061)	262,244	5,714

Total increase (decrease) in assets	(125,118)	(758,830)	312,653	75,470
Assets, beginning of period	2,261,005	3,019,835	553,539	478,069

Assets, end of period	$2,135,887	$2,261,005	$866,192	$553,539

See accompanying notes.

Sub-Account
Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$12,716	$38,292	$124,530	$29,940	$79,548	$61,098

12,716	38,292	124,530	29,940	79,548	61,098

7,930	12,513	—	—	32,137	32,796

4,786	25,779	124,530	29,940	47,411	28,302

—	—	—	—	—	—
(362,374)	(1,840,058)	163,063	(591,140)	1,486,239	(3,684,544)

(362,374)	(1,840,058)	163,063	(591,140)	1,486,239	(3,684,544)
437,247	1,991,508	793,607	1,460,251	(920,163)	5,603,273

79,659	177,229	1,081,200	899,051	613,487	1,947,031

52,002	118,118	1,324,430	1,309,290	195,848	116,867
(273,415)	(606,379)	(557,074)	(647,350)	(2,181,325)	(792,162)
415	(682)	(131,258)	(185,552)	37,951	(1,080)
(1,335,011)	(2,421,739)	1,961,359	77,514	(811,935)	517,333

(1,556,009)	(2,910,682)	2,597,457	553,902	(2,759,461)	(159,042)

(1,476,350)	(2,733,453)	3,678,657	1,452,953	(2,145,974)	1,787,989
2,581,189	5,314,642	3,206,926	1,753,973	6,742,728	4,954,739

$1,104,839	$2,581,189	$6,885,583	$3,206,926	$4,596,754	$6,742,728

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$303,520	$212,529	$294,422	$354,113

Total Investment Income	303,520	212,529	294,422	354,113
Expenses:
Mortality and expense risk	—	—	52,581	43,333

Net investment income (loss)	303,520	212,529	241,841	310,780

Realized gains (losses) on investments:
Capital gain distributions	—	3,328	—	5,819
Net realized gains (losses)	434,292	(518,405)	955,178	(3,328,730)

Realized gains (losses)	434,292	(515,077)	955,178	(3,322,911)
Unrealized appreciation (depreciation) during the period	297,902	1,510,684	(150,633)	5,107,895

Net increase (decrease) in assets from operations	1,035,714	1,208,136	1,046,386	2,095,764

Changes from principal transactions:
Transfer of net premiums	3,210,425	2,777,408	767,997	194,829
Transfer on terminations	(717,991)	(624,041)	(2,684,317)	(1,105,882)
Transfer on policy loans	(132,979)	(30,539)	(29,203)	(30,906)
Net interfund transfers	3,575,614	(2,040,347)	3,587,645	(871,043)

Net increase (decrease) in assets from principal transactions	5,935,069	82,481	1,642,122	(1,813,002)

Total increase (decrease) in assets	6,970,783	1,290,617	2,688,508	282,762
Assets, beginning of period	4,419,554	3,128,937	9,013,279	8,730,517

Assets, end of period	$11,390,337	$4,419,554	$11,701,787	$9,013,279

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$87,005	$60,395	$61,557	$90,429	$334,303	$245,625

87,005	60,395	61,557	90,429	334,303	245,625

—	—	10,654	11,061	—	—

87,005	60,395	50,903	79,368	334,303	245,625

—	1,596	—	5,783	—	—
69,804	2,973	87,620	(524,887)	(203,893)	(693,757)

69,804	4,569	87,620	(519,104)	(203,893)	(693,757)
10,340	82,778	39,010	788,327	1,437,438	2,225,927

167,149	147,742	177,533	348,591	1,567,848	1,777,795

980,638	459,332	140,819	94,787	3,924,854	2,191,522
(171,206)	(96,103)	(148,144)	(276,063)	(1,078,908)	(767,364)
(43,218)	—	2,862	(141)	(409,084)	47,698
1,118,158	361,633	376,428	(1,933,995)	2,027,944	878,005

1,884,372	724,862	371,965	(2,115,412)	4,464,806	2,349,861

2,051,521	872,604	549,498	(1,766,821)	6,032,654	4,127,656
1,216,629	344,025	1,800,796	3,567,617	8,427,534	4,299,878

$3,268,150	$1,216,629	$2,350,294	$1,800,796	$14,460,188	$8,427,534

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$189,486	$335,484	$120,296	$183,282

Total Investment Income	189,486	335,484	120,296	183,282
Expenses:
Mortality and expense risk	56,042	54,324	—	—

Net investment income (loss)	133,444	281,160	120,296	183,282

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	529,125	(3,909,176)	76,302	(85,836)

Realized gains (losses)	529,125	(3,909,176)	76,302	(85,836)
Unrealized appreciation (depreciation) during the period	354,237	6,467,161	166,281	356,025

Net increase (decrease) in assets from operations	1,016,806	2,839,145	362,879	453,471

Changes from principal transactions:
Transfer of net premiums	283,507	326,373	2,561,599	1,240,599
Transfer on terminations	(2,927,610)	(1,081,404)	(1,092,784)	(332,820)
Transfer on policy loans	(41,582)	(39,893)	(18,386)	—
Net interfund transfers	(1,357,505)	(6,814)	(471,442)	711,039

Net increase (decrease) in assets from principal transactions	(4,043,190)	(801,738)	978,987	1,618,818

Total increase (decrease) in assets	(3,026,384)	2,037,407	1,341,866	2,072,289
Assets, beginning of period	11,437,781	9,400,374	3,277,916	1,205,627

Assets, end of period	$8,411,397	$11,437,781	$4,619,782	$3,277,916

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$74,504	$95,971	$34,110	$15,431	$115,208	$93,956

74,504	95,971	34,110	15,431	115,208	93,956

11,607	9,850	—	—	45,568	41,734

62,897	86,121	34,110	15,431	69,640	52,222

—	—	—	17,925	—	147,604
102,208	(314,847)	102,574	(403,221)	(1,456)	(4,882,606)

102,208	(314,847)	102,574	(385,296)	(1,456)	(4,735,002)
71,666	636,774	484,531	842,085	2,477,228	7,312,164

236,771	408,048	621,215	472,220	2,545,412	2,629,384

113,062	69,532	763,081	410,829	147,050	193,942
(94,350)	(189,490)	(315,319)	(301,298)	(436,526)	(819,007)
(4,001)	(5,620)	(67,159)	—	(401)	(60)
478,180	246,802	982,278	199,752	(487,986)	(3,606,732)

492,891	121,224	1,362,881	309,283	(777,863)	(4,231,857)

729,662	529,272	1,984,096	781,503	1,767,549	(1,602,473)
2,238,073	1,708,801	1,788,270	1,006,767	10,434,709	12,037,182

$2,967,735	$2,238,073	$3,772,366	$1,788,270	$12,202,258	$10,434,709

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Intersection Trust Series 0	Mid Cap Intersection Trust Series 1
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/09 (at)
Income:
Dividend income distribution	$251	—

Total Investment Income	251	—
Expenses:
Mortality and expense risk	—	—

Net investment income (loss)	251	—

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(5,795)	—

Realized gains (losses)	(5,795)	—
Unrealized appreciation (depreciation) during the period	14,843	—

Net increase (decrease) in assets from operations	9,299	—

Changes from principal transactions:
Transfer of net premiums	1,093	—
Transfer on terminations	(22,916)	—
Transfer on policy loans	—	—
Net interfund transfers	(16,149)	—

Net increase (decrease) in assets from principal transactions	(37,972)	—

Total increase (decrease) in assets	(28,673)	—
Assets, beginning of period	28,673	—

Assets, end of period	—	—

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (au)

$3	—	$4	—	$9,185

3	—	4	—	9,185

—	—	27,222	32,039	—

3	—	(27,218)	(32,039)	9,185

—	—	—	—	—
233,520	(613,068)	64,292	(3,942,345)	60,926

233,520	(613,068)	64,292	(3,942,345)	60,926
609,920	1,321,470	1,116,335	5,466,770	(62,052)

843,443	708,402	1,153,409	1,492,386	8,059

153,959	304,352	153,441	297,066	37,084
(288,541)	(233,980)	(999,245)	(5,054,939)	(19,466)
297	(1,762)	7,234	6,857	—
49,985	1,225,553	(372,773)	540,302	(1,289,516)

(84,300)	1,294,163	(1,211,343)	(4,210,714)	(1,271,898)

759,143	2,002,565	(57,934)	(2,718,328)	(1,263,839)
3,683,767	1,681,202	6,306,437	9,024,765	1,263,839

$4,442,910	$3,683,767	$6,248,503	$6,306,437	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Value Trust Series 1	Mid Value Trust Series 0
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$41,195	$126,192	$27,989

Total Investment Income	41,195	126,192	27,989
Expenses:
Mortality and expense risk	5,944	—	—

Net investment income (loss)	35,251	126,192	27,989

Realized gains (losses) on investments:
Capital gain distributions	—	22,926	—
Net realized gains (losses)	(3,291,919)	835,235	241,080

Realized gains (losses)	(3,291,919)	858,161	241,080
Unrealized appreciation (depreciation) during the period	3,360,185	(74,337)	1,243,646

Net increase (decrease) in assets from operations	103,517	910,016	1,512,715

Changes from principal transactions:
Transfer of net premiums	30,731	301,763	301,613
Transfer on terminations	(518,590)	(287,968)	(311,246)
Transfer on policy loans	3,028	—	(5)
Net interfund transfers	(5,936,526)	65,158	2,579,019

Net increase (decrease) in assets from principal transactions	(6,421,357)	78,953	2,569,381

Total increase (decrease) in assets	(6,317,840)	988,969	4,082,096
Assets, beginning of period	6,317,840	5,283,386	1,201,290

Assets, end of period	—	$6,272,355	$5,283,386

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Mid Value Trust Series 1		Money Market Trust B Series 0		Money Market Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$99,343	$20,429	$19,537	$275,980	—	$190,782

99,343	20,429	19,537	275,980	—	190,782

20,669	13,293	—	—	132,172	421,836

78,674	7,136	19,537	275,980	(132,172)	(231,054)

17,691	—	—	—	273	—
704,370	103,867	—	—	—	—

722,061	103,867	—	—	273	—
(61,024)	988,112	—	—	—	—

739,711	1,099,115	19,537	275,980	(131,899)	(231,054)

92,965	257,809	43,199,669	47,582,393	1,644,376	2,137,204
(520,900)	(172,851)	(9,546,512)	(5,037,897)	(3,921,465)	(41,260,508)
23,329	8,084	(849,514)	(2,168,464)	122,455	297,294
(78,439)	3,717,162	(40,221,734)	(66,377,209)	(12,315,020)	(26,374,219)

(483,045)	3,810,204	(7,418,091)	(26,001,177)	(14,469,654)	(65,200,229)

256,666	4,909,319	(7,398,554)	(25,725,197)	(14,601,553)	(65,431,283)
4,909,319	—	44,928,442	70,653,639	35,883,153	101,314,436

$5,165,985	$4,909,319	$37,529,888	$44,928,442	$21,281,600	$35,883,153

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Natural Resources Trust Series 0		Natural Resources Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$11,697	$14,511	$35,019	$54,721

Total Investment Income	11,697	14,511	35,019	54,721
Expenses:
Mortality and expense risk	—	—	27,345	25,679

Net investment income (loss)	11,697	14,511	7,674	29,042

Realized gains (losses) on investments:
Capital gain distributions	—	367,457	—	2,133,153
Net realized gains (losses)	244,429	(512,151)	479,742	(5,287,439)

Realized gains (losses)	244,429	(144,694)	479,742	(3,154,286)
Unrealized appreciation (depreciation) during the period	16,648	724,384	269,898	5,579,231

Net increase (decrease) in assets from operations	272,774	594,201	757,314	2,453,987

Changes from principal transactions:
Transfer of net premiums	157,881	261,045	261,666	302,444
Transfer on terminations	(381,951)	(596,135)	(268,448)	(4,417,470)
Transfer on policy loans	(1,448)	(264)	8,394	10,533
Net interfund transfers	(342,735)	1,137,723	167,820	452,805

Net increase (decrease) in assets from principal transactions	(568,253)	802,369	169,432	(3,651,688)

Total increase (decrease) in assets	(295,479)	1,396,570	926,746	(1,197,701)
Assets, beginning of period	2,086,992	690,422	5,252,760	6,450,461

Assets, end of period	$1,791,513	$2,086,992	$6,179,506	$5,252,760

See accompanying notes.

Sub-Account
Optimized All Cap Trust Series 0		Optimized All Cap Trust Series 1		Optimized Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$3,099	$2,093	$3,254	$1,113	$2,935	$1,822

3,099	2,093	3,254	1,113	2,935	1,822

—	—	927	339	—	—

3,099	2,093	2,327	774	2,935	1,822

—	—	—	—	—	—
11,748	(445,985)	7,753	(34,930)	(159)	(10,022)

11,748	(445,985)	7,753	(34,930)	(159)	(10,022)
29,560	447,848	11,281	46,113	15,180	29,171

44,407	3,956	21,361	11,957	17,956	20,971

96,820	69,987	18,197	25,811	44,902	31,556
(17,946)	(24,831)	(24,431)	(4,697)	(7,684)	(10,975)
—	(1)	—	—	—	—
(18,653)	(566,403)	194,649	7,374	1,369	34,037

60,221	(521,248)	188,415	28,488	38,587	54,618

104,628	(517,292)	209,776	40,445	56,543	75,589
185,772	703,064	96,452	56,007	101,134	25,545

$290,400	$185,772	$306,228	$96,452	$157,677	$101,134

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized Value Trust Series 1		Overseas Equity Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09
Income:
Dividend income distribution	—	$4	$16,769	$44,386

Total Investment Income	—	4	16,769	44,386
Expenses:
Mortality and expense risk	4	20	—	—

Net investment income (loss)	(4)	(16)	16,769	44,386

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	141	(3,555)	(215,532)	(541,849)

Realized gains (losses)	141	(3,555)	(215,532)	(541,849)
Unrealized appreciation (depreciation) during the period	3	400	175,072	1,052,638

Net increase (decrease) in assets from operations	140	(3,171)	(23,691)	555,175

Changes from principal transactions:
Transfer of net premiums	25,271	—	8,183	75,026
Transfer on terminations	(22)	(5,471)	(21,953)	(221,384)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(25,387)	8,116	(2,403,505)	201,074

Net increase (decrease) in assets from principal transactions	(138)	2,645	(2,417,275)	54,716

Total increase (decrease) in assets	2	(526)	(2,440,966)	609,891
Assets, beginning of period	12	538	2,440,966	1,831,075

Assets, end of period	$14	$12	—	$2,440,966

(e)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(n)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

Sub-Account
Pacific Rim Trust Series 0		Pacific Rim Trust Series 1		Real Estate Securities Trust Series 0
Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$2,180	$5,812	$11,048	$23,781	$133,908	$143,485

2,180	5,812	11,048	23,781	133,908	143,485

—	—	4,596	13,114	—	—

2,180	5,812	6,452	10,667	133,908	143,485

—	—	—	—	—	—
113,688	(90,332)	(101,428)	(2,020,866)	624,194	(626,012)

113,688	(90,332)	(101,428)	(2,020,866)	624,194	(626,012)
(103,086)	312,129	145,105	2,587,393	1,005,367	1,765,397

12,782	227,609	50,129	577,194	1,763,469	1,282,870

8,785	75,098	41,491	125,040	423,894	523,248
(8,463)	(249,899)	(115,665)	(530,627)	(227,371)	(310,507)
—	(130)	3,640	7,208	—	(6)
(511,290)	(22,207)	(2,405,013)	(2,308,336)	21,475	560,131

(510,968)	(197,138)	(2,475,547)	(2,706,715)	217,998	772,866

(498,186)	30,471	(2,425,418)	(2,129,521)	1,981,467	2,055,736
498,186	467,715	2,425,418	4,554,939	5,547,371	3,491,635

—	$498,186	—	$2,425,418	$7,528,838	$5,547,371

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$237,829	$351,967	$780,339	$258,791

Total Investment Income	237,829	351,967	780,339	258,791
Expenses:
Mortality and expense risk	76,773	57,889	—	—

Net investment income (loss)	161,056	294,078	780,339	258,791

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	123,700
Net realized gains (losses)	(1,686,283)	(5,701,541)	45,576	(89,915)

Realized gains (losses)	(1,686,283)	(5,701,541)	45,576	33,785
Unrealized appreciation (depreciation) during the period	4,757,337	7,925,504	(361,379)	161,340

Net increase (decrease) in assets from operations	3,232,110	2,518,041	464,536	453,916

Changes from principal transactions:
Transfer of net premiums	418,136	478,732	842,762	151,782
Transfer on terminations	(2,337,158)	(3,395,698)	(221,468)	(152,285)
Transfer on policy loans	46,002	148,587	(1,406)	(723)
Net interfund transfers	359,776	(280,997)	2,167,194	2,406,357

Net increase (decrease) in assets from principal transactions	(1,513,244)	(3,049,376)	2,787,082	2,405,131

Total increase (decrease) in assets	1,718,866	(531,335)	3,251,618	2,859,047
Assets, beginning of period	12,238,675	12,770,010	3,759,357	900,310

Assets, end of period	$13,957,541	$12,238,675	$7,010,975	$3,759,357

See accompanying notes.

Sub-Account
Real Return Bond Trust Series 1		Science & Technology Trust Series 0		Science & Technology Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$553,396	$372,364	$1	—	$4	—

553,396	372,364	1	—	4	—

21,849	18,637	—	—	29,721	24,651

531,547	353,727	1	—	(29,717)	(24,651)

—	259,321	—	—	—	—
98,466	(574,022)	168,318	120,281	449,281	(1,034,097)

98,466	(314,701)	168,318	120,281	449,281	(1,034,097)
(269,666)	628,212	(4,062)	271,187	923,720	3,378,527

360,347	667,238	164,257	391,468	1,343,284	2,319,779

130,875	89,987	108,268	124,438	176,411	131,439
(194,936)	(1,813,255)	(197,927)	(287,230)	(362,586)	(584,007)
14,268	21,600	(205)	(20,856)	952	3,060
545,159	(167,780)	90,946	91,674	56,570	(1,371,927)

495,366	(1,869,448)	1,082	(91,974)	(128,653)	(1,821,435)

855,713	(1,202,210)	165,339	299,494	1,214,631	498,344
4,034,568	5,236,778	785,456	485,962	5,600,349	5,102,005

$4,890,281	$4,034,568	$950,795	$785,456	$6,814,980	$5,600,349

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short-Term Bond Trust Series 0		Short Term Government Income Trust Series 0
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (be)
Income:
Dividend income distribution	$13,251	$15,559	$37,549

Total Investment Income	13,251	15,559	37,549
Expenses:
Mortality and expense risk	—	—	—

Net investment income (loss)	13,251	15,559	37,549

Realized gains (losses) on investments:
Capital gain distributions	—	—	853
Net realized gains (losses)	33,190	2,319	60,912

Realized gains (losses)	33,190	2,319	61,765
Unrealized appreciation (depreciation) during the period	(26,249)	33,216	(37,393)

Net increase (decrease) in assets from operations	20,192	51,094	61,921

Changes from principal transactions:
Transfer of net premiums	6,824	51,727	68,148
Transfer on terminations	(13,721)	(18,217)	(116,732)
Transfer on policy loans	(10,111)	(4)	(1,419)
Net interfund transfers	(336,775)	176,285	2,350,895

Net increase (decrease) in assets from principal transactions	(353,783)	209,791	2,300,892

Total increase (decrease) in assets	(333,591)	260,885	2,362,813
Assets, beginning of period	333,591	72,706	—

Assets, end of period	—	$333,591	$2,362,813

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
Short Term Government Income Trust Series 1	Small Cap Growth Trust Series 0		Small Cap Growth Trust Series 1
Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$58,479	—	—	—	—

58,479	—	—	—	—

11,207	—	—	3,111	1,628

47,272	—	—	(3,111)	(1,628)

705	—	—	—	—
33,841	624,663	(749,882)	58,719	104,443

34,546	624,663	(749,882)	58,719	104,443
(25,508)	189,306	1,605,777	120,405	84,936

56,310	813,969	855,895	176,013	187,751

86,404	158,026	239,996	32,191	2,238
(682,929)	(174,977)	(367,947)	(36,983)	(742,104)
1,268	—	(7)	—	(294)
4,491,813	(38,268)	563,651	472,488	834,068

3,896,556	(55,219)	435,693	467,696	93,908

3,952,866	758,750	1,291,588	643,709	281,659
—	3,584,964	2,293,376	350,191	68,532

$3,952,866	$4,343,714	$3,584,964	$993,900	$350,191

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$10,748	$9,456	$10,935	$16,217

Total Investment Income	10,748	9,456	10,935	16,217
Expenses:
Mortality and expense risk	—	—	10,072	10,712

Net investment income (loss)	10,748	9,456	863	5,505

Realized gains (losses) on investments:
Capital gain distributions	—	21,645	—	99,631
Net realized gains (losses)	156,741	(87,627)	132,973	(1,425,949)

Realized gains (losses)	156,741	(65,982)	132,973	(1,326,318)
Unrealized appreciation (depreciation) during the period	294,169	353,195	366,361	1,718,258

Net increase (decrease) in assets from operations	461,658	296,669	500,197	397,445

Changes from principal transactions:
Transfer of net premiums	551,588	306,517	18,795	99,785
Transfer on terminations	(198,645)	(199,506)	(212,218)	(3,825,710)
Transfer on policy loans	(38,995)	(250)	337	(566)
Net interfund transfers	168,788	460,667	234,913	2,405,705

Net increase (decrease) in assets from principal transactions	482,736	567,428	41,827	(1,320,786)

Total increase (decrease) in assets	944,394	864,097	542,024	(923,341)
Assets, beginning of period	1,289,837	425,740	2,052,561	2,975,902

Assets, end of period	$2,234,231	$1,289,837	$2,594,585	$2,052,561

See accompanying notes.

Sub-Account
Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1		Small Cap Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

—	—	—	—	$24,829	$26,956

—	—	—	—	24,829	26,956

—	—	5,061	4,367	—	—

—	—	(5,061)	(4,367)	24,829	26,956

—	—	—	—	—	—
7,981	(1,353)	55,769	(535,793)	601,707	(608,542)

7,981	(1,353)	55,769	(535,793)	601,707	(608,542)
21,718	19,476	114,331	682,931	710,050	1,539,031

29,699	18,123	165,039	142,771	1,336,586	957,445

12,332	11,585	28,707	32,222	318,425	268,816
(12,673)	(12,797)	(131,044)	(109,726)	(132,799)	(119,676)
—	—	(196)	1,299	—	(337)
49,178	19,193	375,921	80,639	364,413	758,747

48,837	17,981	273,388	4,434	550,039	907,550

78,536	36,104	438,427	147,205	1,886,625	1,864,995
62,221	26,117	923,018	775,813	4,523,174	2,658,179

$140,757	$62,221	$1,361,445	$923,018	$6,409,799	$4,523,174

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Value Trust Series 1		Small Company Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (an)
Income:
Dividend income distribution	$1,373	$1,283	$18

Total Investment Income	1,373	1,283	18
Expenses:
Mortality and expense risk	1,886	1,257	404

Net investment income (loss)	(513)	26	(386)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	26,752	(173,727)	(863,251)

Realized gains (losses)	26,752	(173,727)	(863,251)
Unrealized appreciation (depreciation) during the period	65,035	155,901	852,401

Net increase (decrease) in assets from operations	91,274	(17,800)	(11,236)

Changes from principal transactions:
Transfer of net premiums	9,433	1,430	73
Transfer on terminations	(17,727)	(36,244)	(29,566)
Transfer on policy loans	—	—	—
Net interfund transfers	59,448	(221,147)	(1,184,620)

Net increase (decrease) in assets from principal transactions	51,154	(255,961)	(1,214,113)

Total increase (decrease) in assets	142,428	(273,761)	(1,225,349)
Assets, beginning of period	308,717	582,478	1,225,349

Assets, end of period	$451,145	$308,717	—

(an)	Terminated as an investment option and funds transferred to Small Company Value Trust on May 4, 2009.
(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
Small Company Value Trust Series 0		Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)

$12,213	$3,222	$97,198	$28,271	—	—

12,213	3,222	97,198	28,271	—	—

—	—	30,353	31,969	—	—

12,213	3,222	66,845	(3,698)	—	—

—	102,978	—	1,035,410	3,638	—
93,129	(331,552)	(30,359)	(3,674,689)	15,952	(163)

93,129	(228,574)	(30,359)	(2,639,279)	19,590	(163)
53,147	442,517	1,321,667	4,220,846	26,654	9,054

158,489	217,165	1,358,153	1,577,869	46,244	8,891

112,157	198,409	188,439	427,853	38,017	3,807
(219,166)	(234,614)	(1,044,039)	(3,154,604)	(118,611)	(2,031)
—	(2)	24,415	18,500	—	—
73,205	(274,736)	(591,716)	(805,722)	26,626	188,608

(33,804)	(310,943)	(1,422,901)	(3,513,973)	(53,968)	190,384

124,685	(93,778)	(64,748)	(1,936,104)	(7,724)	199,275
796,777	890,555	7,560,437	9,496,541	199,275	—

$921,462	$796,777	$7,495,689	$7,560,437	$191,551	$199,275

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Smaller Company Growth Trust Series 1		Strategic Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/09
Income:
Dividend income distribution	—	—	$94,735	$36,405

Total Investment Income	—	—	94,735	36,405
Expenses:
Mortality and expense risk	107,364	14,211	—	—

Net investment income (loss)	(107,364)	(14,211)	94,735	36,405

Realized gains (losses) on investments:
Capital gain distributions	267,017	—	—	—
Net realized gains (losses)	408,085	4,742	30,526	(2,166)

Realized gains (losses)	675,102	4,742	30,526	(2,166)
Unrealized appreciation (depreciation) during the period	3,217,690	890,726	(35,294)	58,844

Net increase (decrease) in assets from operations	3,785,428	881,257	89,967	93,083

Changes from principal transactions:
Transfer of net premiums	788,036	163,398	139,713	83,614
Transfer on terminations	(3,028,607)	(391,901)	(34,107)	(76,762)
Transfer on policy loans	135,193	21,070	(1,435)	—
Net interfund transfers	(467,579)	17,344,015	(698,353)	314,686

Net increase (decrease) in assets from principal transactions	(2,572,957)	17,136,582	(594,182)	321,538

Total increase (decrease) in assets	1,212,471	18,017,839	(504,215)	414,621
Assets, beginning of period	18,017,839	—	504,215	89,594

Assets, end of period	$19,230,310	$18,017,839	—	$504,215

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.
(ba)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

Sub-Account
Strategic Bond Trust Series 1		Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1
Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09

$201,808	$121,604	$123,610	$14,711	$201,206	$29,698

201,808	121,604	123,610	14,711	201,206	29,698

8,887	9,256	—	—	5,028	1,614

192,921	112,348	123,610	14,711	196,178	28,084

—	—	—	—	—	—
78,470	(346,583)	23,031	6,349	25,604	(61,526)

78,470	(346,583)	23,031	6,349	25,604	(61,526)
(68,038)	559,730	(57,644)	10,146	(111,195)	86,567

203,353	325,495	88,997	31,206	110,587	53,125

108,240	147,547	125,867	51,626	23,650	40,231
(82,751)	(270,257)	(80,141)	(19,812)	(115,609)	(115,762)
39	4,358	(3,000)	—	22	—
(1,823,540)	(292,601)	1,019,502	319,592	1,932,012	(449,605)

(1,798,012)	(410,953)	1,062,228	351,406	1,840,075	(525,136)

(1,594,659)	(85,458)	1,151,225	382,612	1,950,662	(472,011)
1,594,659	1,680,117	398,301	15,689	679,706	1,151,717

—	$1,594,659	$1,549,526	$398,301	$2,630,368	$679,706

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B Series 0		Total Return Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$388,945	$358,260	$416,562	$401,956

Total Investment Income	388,945	358,260	416,562	401,956
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	388,945	358,260	416,562	401,956

Realized gains (losses) on investments:
Capital gain distributions	—	—	276,093	227,837
Net realized gains (losses)	207,562	12,700	142,712	(21,632)

Realized gains (losses)	207,562	12,700	418,805	206,205
Unrealized appreciation (depreciation) during the period	(60,012)	27,515	279,782	271,251

Net increase (decrease) in assets from operations	536,495	398,475	1,115,149	879,412

Changes from principal transactions:
Transfer of net premiums	382,979	113,743	2,813,548	968,793
Transfer on terminations	(271,890)	(301,807)	(1,034,509)	(538,570)
Transfer on policy loans	—	—	(47,501)	(727)
Net interfund transfers	1,099,956	1,870,463	6,170,177	8,417,130

Net increase (decrease) in assets from principal transactions	1,211,045	1,682,399	7,901,715	8,846,626

Total increase (decrease) in assets	1,747,540	2,080,874	9,016,864	9,726,038
Assets, beginning of period	7,122,388	5,041,514	12,583,045	2,857,007

Assets, end of period	$8,869,928	$7,122,388	$21,599,909	$12,583,045

See accompanying notes.

Sub-Account
Total Return Trust Series 1		Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$1,103,567	$1,837,215	$21,717	$14,828	$23,624	$10,327

1,103,567	1,837,215	21,717	14,828	23,624	10,327

193,185	194,364	—	—	6,974	5,218

910,382	1,642,851	21,717	14,828	16,650	5,109

794,901	2,347,016	—	—	—	—
2,320,974	(584,852)	90,440	(75,674)	21,779	(759,303)

3,115,875	1,762,164	90,440	(75,674)	21,779	(759,303)
(707,009)	2,423,756	158,737	281,671	254,865	786,415

3,319,248	5,828,771	270,894	220,825	293,294	32,221

313,333	373,286	210,799	148,117	54,681	55,932
(3,948,815)	(15,390,826)	(207,999)	(136,961)	(147,488)	(382,838)
69,907	102,090	—	(5)	—	—
900,010	10,633,363	390,039	613,911	969,629	(625,346)

(2,665,565)	(4,282,087)	392,839	625,062	876,822	(952,252)

653,683	1,546,684	663,733	845,887	1,170,116	(920,031)
45,086,578	43,539,894	1,045,820	199,933	729,447	1,649,478

$45,740,261	$45,086,578	$1,709,553	$1,045,820	$1,899,563	$729,447

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09
Income:
Dividend income distribution	$22,010	$46,221	$42,526	$92,307

Total Investment Income	22,010	46,221	42,526	92,307
Expenses:
Mortality and expense risk	—	—	5,552	20,235

Net investment income (loss)	22,010	46,221	36,974	72,072

Realized gains (losses) on investments:
Capital gain distributions	71,468	26,716	141,486	96,724
Net realized gains (losses)	(57,367)	6,052	(103,006)	(127,764)

Realized gains (losses)	14,101	32,768	38,480	(31,040)
Unrealized appreciation (depreciation) during the period	(2,548)	7,565	(9,321)	349,444

Net increase (decrease) in assets from operations	33,563	86,554	66,133	390,476

Changes from principal transactions:
Transfer of net premiums	3,864	18,871	44,187	106,734
Transfer on terminations	(57,731)	(226,572)	(199,036)	(2,429,816)
Transfer on policy loans	493	(938)	(644)	1,012
Net interfund transfers	(1,534,337)	1,482,830	(2,763,833)	(2,740,720)

Net increase (decrease) in assets from principal transactions	(1,587,711)	1,274,191	(2,919,326)	(5,062,790)

Total increase (decrease) in assets	(1,554,148)	1,360,745	(2,853,193)	(4,672,314)
Assets, beginning of period	1,554,148	193,403	2,853,193	7,525,507

Assets, end of period	—	$1,554,148	—	$2,853,193

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(bb)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
U.S. High Yield Bond Trust Series 0	U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
Year Ended Dec. 31/10 (bb)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bb)	Year Ended Dec. 31/09	Year Ended Dec. 31/090 (aw)

$167,090	$22,987	$374,003	$37,105	$607

167,090	22,987	374,003	37,105	607

—	—	2,829	1,928	—

167,090	22,987	371,174	35,177	607

140,983	—	310,607	—	—
(252,765)	(2,451)	(600,884)	158,193	(22,749)

(111,782)	(2,451)	(290,277)	158,193	(22,749)
(22,149)	44,044	(12,034)	18,341	22,016

33,159	64,580	68,863	211,711	(126)

38,286	87,975	28,236	5,501	6,903
(27,510)	(25,329)	(22,093)	(1,230,340)	(1,586)
—	—	—	—	—
(328,237)	(14,800)	(397,347)	1,318,180	(53,279)

(317,461)	47,846	(391,204)	93,341	(47,962)

(284,302)	112,426	(322,341)	305,052	(48,088)
284,302	171,876	322,341	17,289	48,088

—	$284,302	—	$322,341	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust Series 1	Utilities Trust Series 0
	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$50,481	$22,730	$39,218

Total Investment Income	50,481	22,730	39,218
Expenses:
Mortality and expense risk	16,035	—	—

Net investment income (loss)	34,446	22,730	39,218

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	(4,002,347)	4,292	(171,617)

Realized gains (losses)	(4,002,347)	4,292	(171,617)
Unrealized appreciation (depreciation) during the period	3,780,851	65,579	391,365

Net increase (decrease) in assets from operations	(187,050)	92,601	258,966

Changes from principal transactions:
Transfer of net premiums	142,576	103,560	95,418
Transfer on terminations	(1,193,225)	(78,946)	(837,868)
Transfer on policy loans	174,040	(2,049)	(9)
Net interfund transfers	(7,994,190)	376,441	346,865

Net increase (decrease) in assets from principal transactions	(8,870,799)	399,006	(395,594)

Total increase (decrease) in assets	(9,057,849)	491,607	(136,628)
Assets, beginning of period	9,057,849	521,594	658,222

Assets, end of period	—	$1,013,201	$521,594

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Utilities Trust Series 1		Value Trust Series 0		Value Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$36,505	$55,385	$5,449	$4,346	$33,286	$58,973

36,505	55,385	5,449	4,346	33,286	58,973

8,067	8,487	—	—	18,339	22,081

28,438	46,898	5,449	4,346	14,947	36,892

—	—	—	—	—	—
20,144	(1,988,258)	34,487	(35,012)	147,744	(2,363,769)

20,144	(1,988,258)	34,487	(35,012)	147,744	(2,363,769)
153,149	2,185,225	61,082	179,051	489,307	4,133,787

201,731	243,865	101,018	148,385	651,998	1,806,910

71,613	213,582	125,291	120,760	55,631	69,527
(68,770)	(500,242)	(117,771)	(124,224)	(873,980)	(6,056,221)
20,116	9,763	—	(1)	(4,944)	6,427
(50,649)	(2,067,226)	(183,501)	202,827	118,320	2,156,806

(27,690)	(2,344,123)	(175,981)	199,362	(704,973)	(3,823,461)

174,041	(2,100,258)	(74,963)	347,747	(52,975)	(2,016,551)
1,494,713	3,594,971	659,988	312,241	3,571,204	5,587,755

$1,668,754	$1,494,713	$585,025	$659,988	$3,518,229	$3,571,204

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Total
	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$14,883,067	$12,693,581

Total Investment Income	14,883,067	12,693,581
Expenses:
Mortality and expense risk	1,725,217	1,965,323

Net investment income (loss)	13,157,850	10,728,258

Realized gains (losses) on investments:
Capital gain distributions	3,998,661	20,134,106
Net realized gains (losses)	9,205,743	(150,439,710)

Realized gains (losses)	13,204,404	(130,305,604)
Unrealized appreciation (depreciation) during the period	43,829,217	231,728,470

Net increase (decrease) in assets from operations	70,191,471	112,151,124

Changes from principal transactions:
Transfer of net premiums	84,653,433	82,281,055
Transfer on terminations	(72,050,498)	(178,882,691)
Transfer on policy loans	(1,299,170)	(965,689)
Net interfund transfers	(12,226,981)	(61,596,999)

Net increase (decrease) in assets from principal transactions	(923,216)	(159,164,324)

Total increase (decrease) in assets	69,268,255	(47,013,200)
Assets, beginning of period	581,777,430	628,790,630

Assets, end of period	$651,045,685	$581,777,430

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements

December 31, 2010

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 126 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 1 sub-account that invests in shares of other outside investment trusts as of December 31, 2010. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Strategic Income Trust	Strategic Income Opportunities Trust	May 3, 2010

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The following sub-accounts of the Account were commenced as investment options:

New Fund	Effective Date
American Global Growth Trust	November 8, 2010
American Global Small Capitalization Trust	November 8, 2010
American High-Income Bond Trust	November 8, 2010
International Equity Index Trust A	May 3, 2010
Short Term Government Income Trust	May 3, 2010
Ultra Short Term Bond Trust	November 8, 2010

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
All Cap Growth Trust	Capital Appreciation Trust	May 3, 2010
Overseas Equity Trust	International Value Trust	May 3, 2010
Pacific Rim Trust	International Equity Index Trust A	May 3, 2010
Short-Term Bond Trust	Short Term Government Income Trust	May 3, 2010
Strategic Bond Trust	Strategic Income Opportunities Trust	November 8, 2010
U.S. Government Securities Trust	Short Term Government Income Trust	May 3, 2010
U.S. High Yield Trust	High Yield Trust	November 8, 2010

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2010.

Mutual Funds
Level 1	$651,045,685
Level 2	—
Level 3	—

$651,045,685

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

5.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$9,769,835	$8,538,408
500 Index Trust Series 1	3,023,877	4,458,932
Active Bond Trust Series 0	293,262	155,705
Active Bond Trust Series 1	679,080	621,792
All Cap Core Trust Series 0	83,954	21,364
All Cap Core Trust Series 1	76,270	679,153
All Cap Growth Trust Series 0	8,329	59,283
All Cap Growth Trust Series 1	20,839	953,353
All Cap Value Trust Series 0	320,658	710,039
All Cap Value Trust Series 1	2,242,731	1,192,494
Alpha Opportunities Trust Series 0	31,482	226,484
Alpha Opportunities Trust Series 1	885	24
American Asset Allocation Trust Series 1	2,247,752	3,977,348
American Blue Chip Income and Growth Trust Series 1	1,010,650	477,315
American Bond Trust Series 1	1,536,306	1,157,459
American Fundamental Holdings Trust Series 1	14,449	419
American Global Diversification Trust Series 1	142,521	74,038
American Global Growth Trust Series 1	309,025	26
American Growth Trust Series 1	9,211,415	7,923,117
American Growth-Income Trust Series 1	1,351,233	3,640,691
American International Trust Series 1	14,585,672	14,306,921
American New World Trust Series 1	685,793	205,184

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Balanced Trust Series 0	$26,462	$5,155
Balanced Trust Series 1	33,023	180
Blue Chip Growth Trust Series 0	4,844,533	2,012,327
Blue Chip Growth Trust Series 1	6,957,697	9,607,473
Capital Appreciation Trust Series 0	218,501	107,370
Capital Appreciation Trust Series 1	3,220,199	3,214,099
Capital Appreciation Value Trust Series 0	126,268	15,024
Capital Appreciation Value Trust Series 1	649,545	111,499
Core Allocation Plus Trust Series 0	5,714	113
Core Allocation Plus Trust Series 1	3,004,731	3,062,133
Core Bond Trust Series 0	612,426	23,389
Core Bond Trust Series 1	189,460	151,731
Core Diversified Growth & Income Trust Series 1	7,148	19,475
Core Strategy Trust Series 0	89,206	2,014
Core Strategy Trust Series 1	66	542
Disciplined Diversification Trust Series 0	89,353	169,861
Disciplined Diversification Trust Series 1	43,720	637
Emerging Markets Value Trust Series 0	837,040	623,343
Emerging Markets Value Trust Series 1	798,482	429,339
Equity-Income Trust Series 0	5,733,352	2,653,884
Equity-Income Trust Series 1	6,749,887	6,788,341
Financial Services Trust Series 0	159,414	90,410
Financial Services Trust Series 1	1,205,518	954,197
Franklin Templeton Founding Allocation Trust Series 0	420,032	154,314
Fundamental Value Trust Series 0	1,447,316	1,208,301
Fundamental Value Trust Series 1	5,484,523	5,537,836
Global Bond Trust Series 0	6,087,738	2,491,730
Global Bond Trust Series 1	2,730,168	2,154,897
Global Trust Series 0	167,526	181,457
Global Trust Series 1	818,113	805,490
Health Sciences Trust Series 0	394,121	382,305
Health Sciences Trust Series 1	1,031,899	1,305,270
High Yield Trust Series 0	2,525,905	1,174,825
High Yield Trust Series 1	7,746,001	4,658,682
International Core Trust Series 0	102,562	324,000
International Core Trust Series 1	1,620,889	2,974,599
International Equity Index Trust A Series 0	288,563	33,103
International Equity Index Trust A Series 1	6,025,836	2,564,772
International Equity Index Trust B Series 0	4,203,354	2,525,848
International Opportunities Trust Series 0	2,019,269	1,318,433
International Opportunities Trust Series 1	549,062	855,565
International Small Company Trust Series 0	281,919	140,144
International Small Company Trust Series 1	1,674,861	1,908,088
International Value Trust Series 0	3,795,651	1,287,927
International Value Trust Series 1	5,429,562	6,792,399
Investment Quality Bond Trust Series 0	574,630	193,154
Investment Quality Bond Trust Series 1	1,495,631	1,848,529
Large Cap Trust Series 0	440,113	328,375
Large Cap Trust Series 1	842,581	1,220,866
Large Cap Value Trust Series 0	688,668	416,631
Large Cap Value Trust Series 1	253,503	1,804,726

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Lifestyle Aggressive Trust Series 0	$4,614,837	$1,892,848
Lifestyle Aggressive Trust Series 1	1,372,973	4,085,024
Lifestyle Balanced Trust Series 0	8,709,829	2,471,240
Lifestyle Balanced Trust Series 1	7,716,995	5,833,032
Lifestyle Conservative Trust Series 0	2,378,582	407,205
Lifestyle Conservative Trust Series 1	1,710,726	1,287,857
Lifestyle Growth Trust Series 0	9,290,374	4,491,266
Lifestyle Growth Trust Series 1	2,901,832	6,811,579
Lifestyle Moderate Trust Series 0	3,548,003	2,448,720
Lifestyle Moderate Trust Series 1	2,446,383	1,890,595
Mid Cap Index Trust Series 0	2,042,745	645,754
Mid Cap Index Trust Series 1	5,873,490	6,581,712
Mid Cap Stock Trust Series 0	1,399,258	1,483,556
Mid Cap Stock Trust Series 1	3,753,428	4,991,990
Mid Value Trust Series 0	2,685,629	2,457,558
Mid Value Trust Series 1	2,257,755	2,644,434
Money Market Trust B Series 0	40,857,273	48,255,827
Money Market Trust Series 1	52,878,090	67,479,643
Natural Resources Trust Series 0	885,004	1,441,561
Natural Resources Trust Series 1	3,257,330	3,080,223
Optimized All Cap Trust Series 0	104,687	41,368
Optimized All Cap Trust Series 1	1,163,167	972,425
Optimized Value Trust Series 0	49,241	7,719
Optimized Value Trust Series 1	16,992	17,135
Overseas Equity Trust Series 0	529,521	2,930,028
Pacific Rim Trust Series 0	109,583	618,370
Pacific Rim Trust Series 1	343,063	2,812,158
Real Estate Securities Trust Series 0	2,452,127	2,100,221
Real Estate Securities Trust Series 1	3,032,363	4,384,552
Real Return Bond Trust Series 0	5,003,675	1,436,253
Real Return Bond Trust Series 1	3,226,620	2,199,707
Science & Technology Trust Series 0	501,910	500,828
Science & Technology Trust Series 1	3,225,116	3,383,486
Short Term Government Income Trust Series 0	5,291,525	2,952,231
Short Term Government Income Trust Series 1	6,449,478	2,504,945
Short-Term Bond Trust Series 0	441,962	782,493
Small Cap Growth Trust Series 0	2,142,849	2,198,069
Small Cap Growth Trust Series 1	961,009	496,424
Small Cap Index Trust Series 0	1,171,861	678,377
Small Cap Index Trust Series 1	1,603,955	1,561,264
Small Cap Opportunities Trust Series 0	75,145	26,308
Small Cap Opportunities Trust Series 1	1,541,001	1,272,674
Small Cap Value Trust Series 0	2,522,782	1,947,913
Small Cap Value Trust Series 1	205,442	154,801
Small Company Value Trust Series 0	401,113	422,704
Small Company Value Trust Series 1	3,779,749	5,135,805
Smaller Company Growth Trust Series 0	88,527	138,856
Smaller Company Growth Trust Series 1	3,169,306	5,582,610
Strategic Bond Trust Series 0	800,415	1,299,863
Strategic Bond Trust Series 1	1,276,537	2,881,628

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Strategic Income Opportunities Trust Series 0	$1,365,781	$179,944
Strategic Income Opportunities Trust Series 1	2,680,439	644,185
Total Bond Market Trust B Series 0	6,057,571	4,457,580
Total Return Trust Series 0	11,081,213	2,486,844
Total Return Trust Series 1	34,163,149	35,123,433
Total Stock Market Index Trust Series 0	837,432	422,874
Total Stock Market Index Trust Series 1	1,213,616	320,144
U.S. Government Securities Trust Series 0	1,073,074	2,567,308
U.S. Government Securities Trust Series 1	1,952,217	4,693,083
U.S. High Yield Bond Trust Series 0	536,103	545,489
U.S. High Yield Bond Trust Series 1	1,519,857	1,229,280
Utilities Trust Series 0	593,705	171,970
Utilities Trust Series 1	642,949	642,202
Value Trust Series 0	410,281	580,813
Value Trust Series 1	1,757,116	2,447,142
All Asset Portfolio	1,197,271	848,023

	$421,730,790	$405,497,504

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charge, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

9.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 31, 2011 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,301,021	1,219,448	1,025,869	962,976	1,649,564
Units issued	517,339	698,381	805,900	588,557	497,491
Units redeemed	(527,756)	(616,808)	(612,321)	(525,664)	(1,184,079)

Units, end of period	1,290,604	1,301,021	1,219,448	1,025,869	962,976

Unit value, end of period $	14.53 to 24.18	12.77 to 21.05	10.17 to 16.66	16.28 to 26.53	15.57 to 25.20
Assets, end of period $	26,434,250	22,312,778	16,165,681	20,742,059	17,764,778
Investment income ratio*	1.84%	2.30%	2.35%	3.00%	1.22%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.70%	0.40% to 0.70%
Total return, lowest to highest***	14.06% to 14.85%	25.53% to 26.36%	(37.60%) to (37.19%)	4.51% to 5.25%	14.76% to 15.56%

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	622,022	1,495,132	1,964,200	895,420	1,012,464
Units issued	257,975	1,120,394	694,681	2,318,216	705,327
Units redeemed	(398,133)	(1,993,504)	(1,163,749)	(1,249,436)	(822,371)

Units, end of period	481,864	622,022	1,495,132	1,964,200	895,420

Unit value, end of period $	11.73 to 12.21	10.29 to 10.67	8.22 to 8.49	13.16 to 13.53	12.47 to 12.91
Assets, end of period $	5,812,898	6,527,296	12,533,893	26,274,333	11,434,368
Investment income ratio*	1.35%	1.52%	0.68%	2.26%	0.90%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.65%
Total return, lowest to highest***	14.03% to 14.48%	25.13% to 25.64%	(37.51%) to (37.26%)	4.39% to 4.83%	14.52% to 15.15%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	4,896	10,376	10,394	2,511	—
Units issued	4,921	3,279	13,837	11,919	11,827
Units redeemed	(2,976)	(8,759)	(13,855)	(4,036)	(9,316)

Units, end of period	6,841	4,896	10,376	10,394	2,511

Unit value, end of period $	57.02	50.05	40.09	44.78	43.05
Assets, end of period $	389,972	245,021	415,916	465,396	108,061
Investment income ratio*	10.01%	4.48%	5.06%	12.60%	22.71%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.91%	24.86%	(10.48%) to (7.37%)	4.03%	4.54%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	86,344	67,710	141,516	339,657	329,188
Units issued	36,499	108,085	174,296	133,020	111,305
Units redeemed	(39,250)	(89,451)	(248,102)	(331,161)	(100,836)

Units, end of period	83,593	86,344	67,710	141,516	339,657

Unit value, end of period $	16.91 to 17.34	14.95 to 15.19	12.06 to 12.21	13.54 to 13.69	13.11 to 13.18
Assets, end of period $	1,419,732	1,297,722	820,988	1,929,828	4,464,604
Investment income ratio*	7.99%	9.00%	4.00%	9.09%	2.60%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	13.11% to 13.62%	24.00% to 24.44%	(11.11%) to (10.80%)	3.30% to 3.73%	3.70% to 4.05%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	15,886	—
Units issued	379	15,886
Units redeemed	(15,941)	—

Units, end of period	324	15,886

Unit value, end of period $	14.89	12.73
Assets, end of period $	4,817	202,244
Investment income ratio*	0.35%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	16.98%	27.31%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Sub-Account
Alpha Opportunities Trust Series 1
Year Ended Dec. 31/10 (g)
Units, beginning of period	—
Units issued	70
Units redeemed	(2)

Units, end of period	68

Unit value, end of period $	13.97
Assets, end of period $	949
Investment income ratio*	0.70%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	16.17%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/10 (bf)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	116,482	50,680	52,918	51,984	36,420
Units issued	69,869	97,260	51,452	29,880	33,107
Units redeemed	(54,479)	(31,458)	(53,690)	(28,946)	(17,543)

Units, end of period	131,872	116,482	50,680	52,918	51,984

Unit value, end of period $	13.58 to 18.35	12.05 to 16.67	9.93 to 13.72	16.32 to 16.45	15.21 to 15.30
Assets, end of period $	1,987,169	1,563,518	671,955	867,298	793,435
Investment income ratio*	6.94%	9.51%	5.40%	6.92%	5.36%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.35% to 0.65%	0.00% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	11.98% to 12.71%	20.52% to 20.89%	(16.71%) to (12.60%)	7.29% to 7.52%	3.68% to 3.89%

(bf)	Fund has no Series. Previously presented as Series 0 and Series 1.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	14,832	1,899	2,196	23	—
Units issued	7,798	15,567	207,065	2,544	24
Units redeemed	(2,043)	(2,634)	(207,362)	(371)	(1)

Units, end of period	20,587	14,832	1,899	2,196	23

Unit value, end of period $	11.71	10.36	8.05	13.34	12.98
Assets, end of period $	241,137	153,621	15,283	29,280	295
Investment income ratio*	1.26%	2.08%	1.09%	1.93%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.09%	28.61%	(39.60%) to (26.69%)	2.70%	14.77%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	68,668	411,878	556,146	234,795	180,858
Units issued	4,369	79,155	155,444	480,351	126,247
Units redeemed	(43,712)	(422,365)	(299,712)	(159,000)	(72,310)

Units, end of period	29,325	68,668	411,878	556,146	234,795

Unit value, end of period $	17.08 to 17.78	15.29 to 15.77	11.98 to 12.31	19.90 to 20.46	10.80 to 19.99
Assets, end of period $	504,744	1,059,003	5,019,487	11,287,106	4,565,986
Investment income ratio*	0.76%	1.25%	1.55%	1.52%	0.64%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	12.25% to 12.70%	27.62% to 28.08%	(40.02%) to (39.81%)	1.95% to 2.35%	13.95% to 14.40%

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	4,982	5,749	1,662	69	—
Units issued	840	5,181	5,687	23,363	71
Units redeemed	(5,822)	(5,948)	(1,600)	(21,770)	(2)

Units, end of period	—	4,982	5,749	1,662	69

Unit value, end of period $	10.25	9.80	8.09	13.92	12.42
Assets, end of period $	—	48,806	46,490	23,129	847
Investment income ratio*	0.12%	0.67%	0.81%	0.07%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	4.64%	21.13%	(41.91%) to (26.41%)	12.08%	6.63%

(b)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/10 (b)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	52,523	164,443	167,960	192,315	377,588
Units issued	1,167	77,295	90,328	44,827	87,667
Units redeemed	(53,690)	(189,215)	(93,845)	(69,182)	(272,940)

Units, end of period	—	52,523	164,443	167,960	192,315

Unit value, end of period $	17.56 to 18.23	16.90 to 17.44	14.05 to 14.44	24.27 to 24.95	11.42 to 22.34
Assets, end of period $	—	892,872	2,348,296	4,091,403	4,175,639
Investment income ratio*	0.21%	0.51%	0.34%	0.05%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	4.39% to 4.53%	20.31% to 20.73%	(42.32%) to (42.12%)	11.27% to 11.72%	5.83% to 6.25%

(b)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	42,141	21,831	3,203	23	—
Units issued	24,757	44,155	22,505	4,384	24
Units redeemed	(51,856)	(23,845)	(3,877)	(1,204)	(1)

Units, end of period	15,042	42,141	21,831	3,203	23

Unit value, end of period $	14.67	12.38	9.78	13.74	12.64
Assets, end of period $	220,669	521,779	213,526	44,000	288
Investment income ratio*	0.20%	0.74%	2.30%	2.41%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	18.50%	26.59%	(28.80%) to (19.83%)	8.68%	13.82%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	115,523	363,932	462,488	116,701	112,887
Units issued	129,563	33,538	67,408	390,109	81,884
Units redeemed	(65,811)	(281,947)	(165,964)	(44,322)	(78,070)

Units, end of period	179,275	115,523	363,932	462,488	116,701

Unit value, end of period $	19.05 to 19.90	16.21 to 16.71	12.88 to 13.23	18.21 to 18.64	16.92 to 17.21
Assets, end of period $	3,492,399	1,904,662	4,771,874	8,557,532	1,998,682
Investment income ratio*	0.46%	0.47%	0.80%	2.02%	0.80%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	17.59% to 18.12%	25.79% to 26.23%	(29.25%) to (28.99%)	7.62% to 8.01%	12.98% to 13.32%

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	1,347,946	29,748	—
Units issued	228,225	1,527,333	30,140
Units redeemed	(433,861)	(209,135)	(392)

Units, end of period	1,142,310	1,347,946	29,748

Unit value, end of period $	9.87 to 10.06	8.87 to 8.98	7.23 to 7.26
Assets, end of period $	11,308,578	11,976,200	215,822
Investment income ratio*	1.53%	2.77%	8.19%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.65%
Total return, lowest to highest***	11.27% to 12.07%	22.75% to 23.61%	(27.71%) to (27.39%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	112,395	235,456	198,959	269,745	141,580
Units issued	69,650	114,968	219,437	117,978	276,354
Units redeemed	(33,546)	(238,029)	(182,940)	(188,764)	(148,189)

Units, end of period	148,499	112,395	235,456	198,959	269,745

Unit value, end of period $	11.92 to 16.95	10.64 to 15.23	8.36 to 12.04	13.21 to 19.15	12.99 to 19.17
Assets, end of period $	2,262,559	1,502,607	2,652,929	3,540,621	5,160,481
Investment income ratio*	1.60%	1.30%	4.38%	2.35%	0.55%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	11.29% to 12.02%	26.52% to 27.32%	(37.14%) to (36.72%)	0.99% to 1.65%	16.24% to 16.99%

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	112,892	146,557	284,176	30,383	—
Units issued	106,822	109,801	237,329	417,624	34,152
Units redeemed	(82,702)	(143,466)	(374,948)	(163,831)	(3,769)

Units, end of period	137,012	112,892	146,557	284,176	30,383

Unit value, end of period $	11.92 to 14.41	11.24 to 13.68	10.02 to 12.27	11.10 to 13.68	10.78 to 13.40
Assets, end of period $	1,910,196	1,483,648	1,736,403	3,845,351	406,830
Investment income ratio*	2.80%	2.22%	8.31%	4.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	5.34% to 6.02%	11.48% to 12.21%	(10.30%) to (9.72%)	2.31% to 2.96%	5.89% to 6.57%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	75	—
Units issued	1,187	149
Units redeemed	(30)	(74)

Units, end of period	1,232	75

Unit value, end of period $	13.01 to 13.15	11.87 to 11.92
Assets, end of period $	16,043	897
Investment income ratio*	3.18%	2.19%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	9.64% to 10.36%	18.70% to 19.20%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Global Diversification Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	6,219	—
Units issued	10,108	8,119
Units redeemed	(6,017)	(1,900)

Units, end of period	10,310	6,219

Unit value, end of period $	14.03 to 14.18	12.54 to 12.59
Assets, end of period $	145,634	78,010
Investment income ratio*	6.90%	1.89%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	11.85% to 12.57%	25.40% to 25.94%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
American Global Growth Trust Series 1
Year Ended Dec. 31/10 (bd)
Units, beginning of period	—
Units issued	30,482
Units redeemed	—

Units, end of period	30,482

Unit value, end of period $	10.09 to 10.10
Assets, end of period $	307,651
Investment income ratio*	6.23%
Expense ratio, lowest to highest**	0.00% to 0.65%
Total return, lowest to highest***	0.90% to 0.99%

(bd)	Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,055,312	1,656,204	1,130,158	1,885,429	1,469,444
Units issued	602,474	1,119,034	1,206,254	653,970	690,357
Units redeemed	(507,202)	(1,719,926)	(680,208)	(1,409,241)	(274,372)

Units, end of period	1,150,584	1,055,312	1,656,204	1,130,158	1,885,429

Unit value, end of period $	13.48 to 19.34	11.40 to 16.46	8.21 to 11.93	14.71 to 21.52	13.15 to 19.59
Assets, end of period $	19,293,612	15,119,166	18,483,137	23,277,773	36,590,362
Investment income ratio*	0.36%	0.25%	2.08%	1.23%	0.29%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	17.47% to 18.24%	37.98% to 38.87%	(44.56%) to (44.20%)	11.20% to 11.94%	9.09% to 9.80%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	839,780	158,070	246,940	164,133	168,096
Units issued	90,377	957,864	282,920	204,622	71,113
Units redeemed	(242,630)	(276,154)	(371,790)	(121,815)	(75,076)

Units, end of period	687,527	839,780	158,070	246,940	164,133

Unit value, end of period $	11.87 to 16.82	10.69 to 15.25	8.17 to 11.77	13.20 to 19.14	12.61 to 18.60
Assets, end of period $	11,141,813	12,417,690	1,533,150	4,332,011	3,009,500
Investment income ratio*	1.03%	1.61%	1.08%	2.32%	1.09%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	10.28% to 11.06%	29.88% to 30.79%	(38.48%) to (38.08%)	3.96% to 4.64%	14.06% to 14.80%

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,474,064	1,592,548	1,766,825	1,393,157	705,780
Units issued	680,229	761,348	777,351	740,354	930,416
Units redeemed	(683,208)	(879,832)	(951,628)	(366,686)	(243,039)

Units, end of period	1,471,085	1,474,064	1,592,548	1,766,825	1,393,157

Unit value, end of period $	15.45 to 25.92	14.46 to 24.41	10.14 to 17.23	17.60 to 30.09	14.72 to 25.64
Assets, end of period $	30,600,335	28,772,677	22,506,461	46,461,807	30,618,091
Investment income ratio*	1.68%	1.14%	3.64%	1.88%	0.71%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	6.19% to 6.88%	41.67% to 42.58%	(42.74%) to (42.37%)	18.80% to 19.58%	17.77% to 18.54%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	1,441	—
Units issued	49,000	1,900
Units redeemed	(14,762)	(459)

Units, end of period	35,679	1,441

Unit value, end of period $	15.52 to 15.69	13.30 to 13.36
Assets, end of period $	556,143	19,195
Investment income ratio*	3.05%	4.29%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	16.67% to 17.43%	33.01% to 33.58%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	1,515	—
Units issued	2,068	1,520
Units redeemed	(433)	(5)

Units, end of period	3,150	1,515

Unit value, end of period $	13.41	11.91
Assets, end of period $	42,254	18,049
Investment income ratio*	1.18%	4.81%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.63%	19.11%

(ak)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
Balanced Trust Series 1
Year Ended Dec. 31/10 (g)
Units, beginning of period	—
Units issued	2,668
Units redeemed	(8)

Units, end of period	2,660

Unit value, end of period $	13.26
Assets, end of period $	35,267
Investment income ratio*	2.12%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	11.86%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	151,164	51,156	31,993	11,570	—
Units issued	83,088	127,285	35,457	37,198	11,788
Units redeemed	(35,614)	(27,277)	(16,294)	(16,775)	(218)

Units, end of period	198,638	151,164	51,156	31,993	11,570

Unit value, end of period $	65.97	56.75	39.69	69.05	61.21
Assets, end of period $	13,104,521	8,578,346	2,030,472	2,209,133	708,170
Investment income ratio*	0.09%	0.19%	0.47%	0.85%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	16.25%	42.97%	(42.52%) to (28.71%)	12.81%	9.59%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	691,737	759,580	996,389	1,083,341	1,450,904
Units issued	306,704	334,151	442,153	327,662	544,153
Units redeemed	(494,537)	(401,994)	(678,962)	(414,614)	(911,716)

Units, end of period	503,904	691,737	759,580	996,389	1,083,341

Unit value, end of period $	24.66 to 25.92	21.48 to 22.26	15.13 to 15.62	26.40 to 27.25	12.73 to 24.23
Assets, end of period $	12,605,486	13,629,384	10,660,570	25,026,470	24,026,155
Investment income ratio*	0.08%	0.13%	0.30%	0.71%	0.21%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	15.34% to 15.92%	41.96% to 42.54%	(42.91%) to (42.68%)	11.96% to 12.46%	8.82% to 9.30%

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	22,064	13,784	15,717	8,132	—
Units issued	17,891	23,788	80,292	21,870	8,767
Units redeemed	(8,588)	(15,508)	(82,225)	(14,285)	(635)

Units, end of period	31,367	22,064	13,784	15,717	8,132

Unit value, end of period $	13.88	12.41	8.72	13.89	12.43
Assets, end of period $	435,495	273,810	120,161	218,272	101,106
Investment income ratio*	0.22%	0.31%	0.21%	0.48%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	11.88%	42.35%	(37.24%) to (23.78%)	11.70%	2.38%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	321,766	533,714	579,428	643,831	177,674
Units issued	259,764	300,813	275,841	206,246	782,997
Units redeemed	(266,122)	(512,761)	(321,555)	(270,649)	(316,840)

Units, end of period	315,408	321,766	533,714	579,428	643,831

Unit value, end of period $	13.24 to 13.89	11.97 to 12.34	8.47 to 8.70	13.53 to 13.90	12.21 to 12.46
Assets, end of period $	4,281,555	3,898,184	4,582,828	7,967,841	7,949,747
Investment income ratio*	0.13%	0.24%	0.45%	0.29%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	11.05% to 11.61%	41.37% to 41.87%	(37.63%) to (37.42%)	10.83% to 11.28%	1.56% to 1.90%

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/090 (g)
Units, beginning of period	15,751	—
Units issued	9,722	16,050
Units redeemed	(1,542)	(299)

Units, end of period	23,931	15,751

Unit value, end of period $	10.79	9.47
Assets, end of period $	258,101	149,143
Investment income ratio*	2.04%	17.30%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	13.91%	30.26%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	2,458	407	—
Units issued	61,199	2,153	422
Units redeemed	(11,627)	(102)	(15)

Units, end of period	52,030	2,458	407

Unit value, end of period $	10.59 to 10.67	9.36	7.23
Assets, end of period $	553,917	23,009	2,947
Investment income ratio*	2.45%	7.80%	3.95%
Expense ratio, lowest to highest**	0.40% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	13.21% to 13.49%	29.36%	(27.66%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

Sub-Account
Core Allocation Plus Trust Series 0
Year Ended Dec. 31/10 (g)
Units, beginning of period	—
Units issued	634
Units redeemed	(13)

Units, end of period	621

Unit value, end of period $	9.58
Assets, end of period $	5,951
Investment income ratio*	2.36%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	10.57%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	581,747	—
Units issued	310,318	609,771
Units redeemed	(330,173)	(28,024)

Units, end of period	561,892	581,747

Unit value, end of period $	9.43 to 9.48	8.58 to 8.61
Assets, end of period $	5,323,691	4,999,225
Investment income ratio*	1.14%	3.03%
Expense ratio, lowest to highest**	0.30% to 0.50%	0.30% to 0.50%
Total return, lowest to highest***	9.95% to 10.17%	24.57% to 24.81%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	8,529	265	—
Units issued	43,634	9,696	523
Units redeemed	(1,771)	(1,432)	(258)

Units, end of period	50,392	8,529	265

Unit value, end of period $	13.58	12.67	11.53
Assets, end of period $	684,216	108,070	3,058
Investment income ratio*	6.30%	3.96%	10.44%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	7.17%	9.93%	1.41% to 3.36%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	28,219	1,599	87	27	6
Units issued	10,682	86,727	1,518	121	22
Units redeemed	(9,254)	(60,107)	(6)	(61)	(1)

Units, end of period	29,647	28,219	1,599	87	27

Unit value, end of period $	16.33 to 16.74	15.35 to 15.56	14.05 to 14.15	13.69 to 13.76	12.97
Assets, end of period $	485,274	433,606	22,482	1,200	355
Investment income ratio*	2.70%	2.61%	15.48%	8.28%	2.15%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	6.39% to 6.87%	9.22% to 9.55%	2.63% to 2.82%	5.58% to 5.76%	3.13%

	Sub-Account
	Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	1,771	—
Units issued	570	3,553
Units redeemed	(1,592)	(1,782)

Units, end of period	749	1,771

Unit value, end of period $	13.40 to 13.55	12.16 to 12.21
Assets, end of period $	10,146	21,555
Investment income ratio*	1.13%	1.40%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	10.21% to 10.92%	21.61% to 22.14%

(ax)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Units, beginning of period	185	—
Units issued	8,646	189
Units redeemed	(217)	(4)

Units, end of period	8,614	185

Unit value, end of period $	10.32	9.17
Assets, end of period $	88,874	1,693
Investment income ratio*	20.72%	2.88%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.57%	21.93%

(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Units, beginning of period	111	—
Units issued	6	113
Units redeemed	(59)	(2)

Units, end of period	58	111

Unit value, end of period $	10.12	9.06
Assets, end of period $	587	1,011
Investment income ratio*	1.51%	4.35%
Expense ratio, lowest to highest**	0.65%	0.65%
Total return, lowest to highest***	11.70%	21.09%

(ay)	Fund available in prior year but no activity. Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	16,326	—
Units issued	9,331	16,641
Units redeemed	(16,852)	(315)

Units, end of period	8,805	16,326

Unit value, end of period $	10.42	9.19
Assets, end of period $	91,767	149,965
Investment income ratio*	0.82%	15.46%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	13.45%	27.27%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	111	—	—
Units issued	4,316	113	5,952
Units redeemed	(64)	(2)	(5,952)

Units, end of period	4,363	111	—

Unit value, end of period $	10.23	9.08	7.18
Assets, end of period $	44,616	1,009	—
Investment income ratio*	8.29%	4.72%	0.00%
Expense ratio, lowest to highest**	0.65%	0.65%	0.65%
Total return, lowest to highest***	12.66%	26.40%	(28.19%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (g)
Units, beginning of period	48,314	17,645	—
Units issued	60,080	52,715	17,760
Units redeemed	(50,946)	(22,046)	(115)

Units, end of period	57,448	48,314	17,645

Unit value, end of period $	14.29	11.61	5.77
Assets, end of period $	821,128	560,976	101,749
Investment income ratio*	1.95%	0.13%	18.41%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	23.11%	1.56% to 101.36%	(51.92%)

(g)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (w)
Units, beginning of period	53,349	38,735	6,228	—
Units issued	49,763	39,554	35,677	6,275
Units redeemed	(29,939)	(24,940)	(3,170)	(47)

Units, end of period	73,173	53,349	38,735	6,228

Unit value, end of period $	17.42 to 17.58	14.25 to 14.35	7.13 to 7.16	14.93
Assets, end of period $	1,281,303	763,018	277,069	93,016
Investment income ratio*	1.58%	0.08%	4.00%	2.90%
Expense ratio, lowest to highest**	0.40% to 0.65%	0.40% to 0.65%	0.40% to 0.65%	0.65%
Total return, lowest to highest***	22.23% to 22.53%	99.84% to 100.34%	(52.25%) to (52.13%)	19.46%

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	608,455	422,688	354,274	238,801	—
Units issued	214,121	379,345	269,861	177,383	271,056
Units redeemed	(104,626)	(193,578)	(201,447)	(61,910)	(32,255)

Units, end of period	717,950	608,455	422,688	354,274	238,801

Unit value, end of period $	28.12	24.40	19.40	30.29	29.30
Assets, end of period $	20,186,947	14,847,359	8,202,004	10,730,873	6,996,068
Investment income ratio*	2.09%	2.41%	2.71%	3.15%	1.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	15.23%	25.76%	(35.94%) to (24.93%)	3.39%	19.05%

(g) Fund available in prior year but no activity.

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	616,496	944,208	1,209,463	1,391,728	1,578,724
Units issued	274,455	610,045	365,614	555,776	690,921
Units redeemed	(317,206)	(937,757)	(630,869)	(738,041)	(877,917)

Units, end of period	573,745	616,496	944,208	1,209,463	1,391,728

Unit value, end of period $	25.48 to 26.79	22.39 to 23.21	17.93 to 18.51	28.08 to 28.97	20.31 to 28.11
Assets, end of period $	14,977,254	13,270,305	16,578,137	33,434,627	37,693,322
Investment income ratio*	1.97%	2.19%	2.35%	2.82%	1.49%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	14.31% to 14.89%	24.91% to 25.41%	(36.38%) to (36.12%)	2.62% to 3.09%	18.19% to 18.72%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	11,361	11,844	2,300	45	—
Units issued	9,351	12,978	14,881	6,446	47
Units redeemed	(5,691)	(13,461)	(5,337)	(4,191)	(2)

Units, end of period	15,021	11,361	11,844	2,300	45

Unit value, end of period $	18.72	16.68	11.79	21.29	22.83
Assets, end of period $	281,203	189,531	139,607	48,965	1,024
Investment income ratio*	0.48%	0.77%	1.34%	1.83%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	12.22%	41.53%	(44.63%) to (29.96%)	(6.73%)	23.16%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	40,884	158,003	37,610	135,361	30,934
Units issued	91,248	53,886	251,270	45,254	119,009
Units redeemed	(70,978)	(171,005)	(130,877)	(143,005)	(14,582)

Units, end of period	61,154	40,884	158,003	37,610	135,361

Unit value, end of period $	14.63 to 15.28	13.12 to 13.47	9.34 to 9.56	16.99 to 17.33	18.35 to 18.66
Assets, end of period $	905,383	544,204	1,505,269	644,355	2,512,100
Investment income ratio*	0.31%	0.63%	1.65%	1.00%	0.22%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	11.53% to 12.03%	40.49% to 40.91%	(45.01%) to (44.85%)	(7.42%) to (7.15%)	22.32% to 22.69%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (f)
Units, beginning of period	38,206	23,066	—
Units issued	42,673	39,529	23,225
Units redeemed	(16,173)	(24,389)	(159)

Units, end of period	64,706	38,206	23,066

Unit value, end of period $	9.89	8.93	6.79
Assets, end of period $	639,946	341,295	156,653
Investment income ratio*	5.10%	6.82%	20.48%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.71%	31.52%	(32.08%) to (21.32%)

(f)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	215,913	83,985	8,642	7,976	—
Units issued	135,430	253,970	84,974	2,280	8,137
Units redeemed	(113,785)	(122,042)	(9,631)	(1,614)	(161)

Units, end of period	237,558	215,913	83,985	8,642	7,976

Unit value, end of period $	11.96	10.57	8.02	13.20	12.68
Assets, end of period $	2,842,099	2,281,949	673,278	114,075	101,153
Investment income ratio*	1.23%	1.00%	3.24%	1.77%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.20%	31.83%	(39.27%) to (27.52%)	4.08%	14.55%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	702,850	591,549	235,968	258,420	194,312
Units issued	358,046	468,005	477,588	64,277	143,105
Units redeemed	(368,131)	(356,704)	(122,007)	(86,729)	(78,997)

Units, end of period	692,765	702,850	591,549	235,968	258,420

Unit value, end of period $	15.64 to 16.41	13.98 to 14.42	10.68 to 10.97	17.72 to 18.14	17.14 to 17.49
Assets, end of period $	11,118,689	9,947,392	6,384,680	4,226,469	4,461,137
Investment income ratio*	1.15%	1.08%	1.75%	1.58%	0.79%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	12.32% to 12.87%	30.92% to 31.39%	(39.71%) to (39.50%)	3.36% to 3.73%	13.77% to 14.18%

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	312,324	280,537	232,906	156,254	—
Units issued	219,286	147,097	192,157	144,116	179,125
Units redeemed	(98,340)	(115,310)	(144,526)	(67,464)	(22,871)

Units, end of period	433,270	312,324	280,537	232,906	156,254

Unit value, end of period $	27.24	24.68	21.38	22.37	20.41
Assets, end of period $	11,803,615	7,706,881	5,998,144	5,209,990	3,189,038
Investment income ratio*	4.19%	12.29%	0.56%	8.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.40%	15.41%	(4.42%) to (1.77%)	9.61%	5.27%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	142,403	216,580	252,132	263,273	283,511
Units issued	107,848	174,925	279,869	131,138	174,167
Units redeemed	(89,610)	(249,102)	(315,421)	(142,279)	(194,405)

Units, end of period	160,641	142,403	216,580	252,132	263,273

Unit value, end of period $	24.75 to 26.01	22.70 to 23.42	19.80 to 20.36	20.79 to 21.38	18.20 to 19.56
Assets, end of period $	4,072,834	3,275,176	4,354,555	5,343,383	5,088,466
Investment income ratio*	3.88%	14.45%	0.57%	7.18%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	9.54% to 10.09%	14.65% to 15.05%	(5.10%) to (4.78%)	8.86% to 9.30%	4.53% to 4.96%

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	21,685	32,930	40,340	7,504	—
Units issued	14,679	24,262	24,420	44,553	7,736
Units redeemed	(16,254)	(35,507)	(31,830)	(11,717)	(232)

Units, end of period	20,110	21,685	32,930	40,340	7,504

Unit value, end of period $	11.79	10.94	8.32	13.75	13.57
Assets, end of period $	237,151	237,159	273,952	554,586	101,826
Investment income ratio*	2.10%	1.16%	2.41%	2.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	7.82%	31.47%	(39.49%) to (23.39%)	1.32%	20.42%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	96,641	145,276	261,353	240,688	227,332
Units issued	45,219	62,853	68,244	141,074	148,216
Units redeemed	(44,638)	(111,488)	(184,321)	(120,409)	(134,860)

Units, end of period	97,222	96,641	145,276	261,353	240,688

Unit value, end of period $	19.88 to 20.90	18.66 to 19.26	14.30 to 14.71	23.72 to 24.40	18.08 to 24.15
Assets, end of period $	1,941,195	1,785,233	2,096,612	6,258,053	5,725,741
Investment income ratio*	1.57%	1.83%	1.77%	2.31%	1.27%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	7.01% to 7.54%	30.52% to 30.97%	(39.94%) to (39.73%)	0.63% to 1.03%	19.49% to 19.96%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	43,037	40,949	11,504	141	—
Units issued	24,062	32,120	73,492	50,077	146
Units redeemed	(22,845)	(30,032)	(44,047)	(38,714)	(5)

Units, end of period	44,254	43,037	40,949	11,504	141

Unit value, end of period $	18.48	15.96	12.11	17.26	14.66
Assets, end of period $	817,962	686,852	495,670	198,514	2,065
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	15.81%	31.84%	(29.86%) to (21.80%)	17.73%	8.44%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	100,165	260,191	235,072	296,297	268,882
Units issued	51,255	114,028	280,570	112,666	210,936
Units redeemed	(64,021)	(274,054)	(255,451)	(173,891)	(183,521)

Units, end of period	87,399	100,165	260,191	235,072	296,297

Unit value, end of period $	22.32 to 23.31	19.41 to 20.01	14.82 to 15.23	21.29 to 21.79	18.21 to 18.57
Assets, end of period $	1,969,865	1,957,724	3,897,285	5,076,968	5,446,065
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	14.95% to 15.47%	30.95% to 31.41%	(30.36%) to (30.11%)	16.91% to 17.32%	7.67% to 8.05%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	131,736	77,172	58,466	10,318	—
Units issued	103,145	142,835	64,061	66,712	10,940
Units redeemed	(76,578)	(88,271)	(45,355)	(18,564)	(622)

Units, end of period	158,303	131,736	77,172	58,466	10,318

Unit value, end of period $	16.15	14.20	9.19	13.03	12.82
Assets, end of period $	2,556,453	1,870,386	709,188	761,889	132,294
Investment income ratio*	42.98%	13.46%	9.25%	14.49%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.75%	54.51%	(29.48%) to (24.36%)	1.64%	10.48%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	224,470	294,419	456,353	622,204	1,025,251
Units issued	262,764	170,151	139,507	222,523	335,772
Units redeemed	(228,151)	(240,100)	(301,441)	(388,374)	(738,819)

Units, end of period	259,083	224,470	294,419	456,353	622,204

Unit value, end of period $	22.35 to 23.49	19.87 to 20.50	12.94 to 13.31	18.42 to 18.94	15.50 to 18.69
Assets, end of period $	5,904,086	4,385,652	3,740,054	8,286,870	11,149,819
Investment income ratio*	45.08%	11.42%	7.50%	12.22%	7.72%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	12.99% to 13.56%	53.51% to 54.05%	(29.98%) to (29.73%)	0.91% to 1.32%	9.61% to 10.05%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of period	35,484	20,154	13,585	454	—
Units issued	8,201	30,718	20,613	20,258	474
Units redeemed	(26,781)	(15,388)	(14,044)	(7,127)	(20)

Units, end of period	16,904	35,484	20,154	13,585	454

Unit value, end of period $	13.22	12.05	10.16	16.55	14.84
Assets, end of period $	223,449	427,723	204,797	224,764	6,728
Investment income ratio*	1.74%	3.08%	6.12%	2.92%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	9.67%	18.62%	(38.58%) to (22.22%)	11.46%	24.81%

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)
Units, beginning of period	305,807	391,213	504,258	513,665	934,920
Units issued	106,060	127,741	137,701	142,487	408,054
Units redeemed	(200,806)	(213,147)	(250,746)	(151,894)	(829,309)

Units, end of period	211,061	305,807	391,213	504,258	513,665

Unit value, end of period $	16.10 to 16.92	14.85 to 15.33	12.60 to 12.96	20.60 to 21.18	15.30 to 19.01
Assets, end of period $	3,453,284	4,569,358	4,958,400	10,486,948	9,619,429
Investment income ratio*	1.67%	2.35%	4.50%	2.21%	0.60%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	8.82% to 9.36%	17.87% to 18.28%	(39.02%) to (38.80%)	10.64% to 11.08%	23.91% to 24.33%

(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

Sub-Account
International Equity Index Trust A Series 0
Year Ended Dec. 31/10 (be)
Units, beginning of period	—
Units issued	23,934
Units redeemed	(3,335)

Units, end of period	20,599

Unit value, end of period $	11.08
Assets, end of period $	228,165
Investment income ratio*	2.63%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	10.76%

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	174,689	263,204	164,962	438,785	343,997
Units issued	233,168	61,341	231,501	126,457	167,620
Units redeemed	(138,497)	(149,856)	(133,259)	(400,280)	(72,832)

Units, end of period	269,360	174,689	263,204	164,962	438,785

Unit value, end of period $	20.23 to 20.91	18.43 to 18.79	13.45 to 13.67	24.37 to 24.73	21.27 to 21.49
Assets, end of period $	5,548,020	3,266,527	3,585,626	4,062,908	9,394,587
Investment income ratio*	2.33%	12.43%	2.45%	3.63%	0.72%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	10.09% to 10.64%	36.96% to 37.44%	(44.90%) to (44.71%)	14.62% to 15.07%	24.62% to 25.11%

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	191,837	117,054	34,648	4,914	—
Units issued	110,334	139,800	146,008	42,350	169,895
Units redeemed	(69,453)	(65,017)	(63,602)	(12,616)	(164,981)

Units, end of period	232,718	191,837	117,054	34,648	4,914

Unit value, end of period $	41.02	36.81	26.52	47.69	41.18
Assets, end of period $	9,546,882	7,062,159	3,104,506	1,652,270	202,332
Investment income ratio*	2.79%	4.04%	3.69%	6.71%	6.58%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	11.43%	38.80%	(44.38%) to (27.72%)	15.82%	27.11%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	295,908	228,989	110,205	12,483	—
Units issued	153,539	181,534	202,989	109,273	12,824
Units redeemed	(104,614)	(114,615)	(84,205)	(11,551)	(341)

Units, end of period	344,833	295,908	228,989	110,205	12,483

Unit value, end of period $	14.33	12.59	9.16	18.51	15.41
Assets, end of period $	4,939,867	3,726,727	2,097,481	2,039,663	192,374
Investment income ratio*	1.58%	1.29%	1.55%	2.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.75%	37.49%	(50.51%) to (34.21%)	20.10%	23.96%

(g) Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	51,258	159,575	144,407	112,824	469
Units issued	35,228	49,349	175,070	67,598	204,132
Units redeemed	(56,612)	(157,666)	(159,902)	(36,015)	(91,777)

Units, end of period	29,874	51,258	159,575	144,407	112,824

Unit value, end of period $	17.20 to 17.64	15.24 to 15.45	11.15 to 11.27	22.70 to 22.88	19.03 to 19.12
Assets, end of period $	519,724	787,343	1,795,448	3,296,001	2,154,500
Investment income ratio*	1.02%	0.75%	1.25%	1.63%	0.25%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	12.85% to 13.36%	36.67% to 37.08%	(50.88%) to (50.73%)	19.32% to 19.68%	23.04% to 23.40%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	37,839	—
Units issued	26,186	64,995
Units redeemed	(13,112)	(27,156)

Units, end of period	50,913	37,839

Unit value, end of period $	12.07	9.84
Assets, end of period $	614,404	372,374
Investment income ratio*	3.20%	0.59%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	22.62%	(1.59%)

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	255,220	—
Units issued	164,375	265,040
Units redeemed	(185,320)	(9,820)

Units, end of period	234,275	255,220

Unit value, end of period $	11.97 to 12.03	9.82 to 9.83
Assets, end of period $	2,810,297	2,507,098
Investment income ratio*	2.63%	0.82%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	21.85% to 22.46%	(1.79%) to (1.74%)

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	110,091	67,718	8,699	156	—
Units issued	303,935	114,220	89,308	86,980	157
Units redeemed	(105,976)	(71,847)	(30,289)	(78,437)	(1)

Units, end of period	308,050	110,091	67,718	8,699	156

Unit value, end of period $	13.43	12.43	9.15	15.95	14.55
Assets, end of period $	4,136,819	1,368,878	619,413	138,707	2,266
Investment income ratio*	2.47%	2.33%	4.68%	5.23%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	8.00%	35.94%	(42.64%) to (26.82%)	9.61%	29.61%

(g)	Fund available in prior year but no activity.

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	554,278	833,727	1,343,264	1,282,480	1,151,161
Units issued	291,724	342,720	462,638	635,732	802,307
Units redeemed	(378,134)	(622,169)	(972,175)	(574,948)	(670,988)

Units, end of period	467,868	554,278	833,727	1,343,264	1,282,480

Unit value, end of period $	19.23 to 20.22	18.02 to 18.68	13.35 to 13.79	23.37 to 24.12	21.49 to 22.42
Assets, end of period $	9,306,276	10,226,216	11,386,567	32,163,348	28,081,796
Investment income ratio*	1.85%	2.20%	3.01%	4.36%	1.77%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	7.23% to 7.77%	34.90% to 35.44%	(43.04%) to (42.81%)	8.76% to 9.25%	28.68% to 29.27%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	21,951	23,104	21,474	—
Units issued	41,545	16,454	22,172	28,300
Units redeemed	(15,125)	(17,607)	(20,542)	(6,826)

Units, end of period	48,371	21,951	23,104	21,474

Unit value, end of period $	13.26	12.33	10.97	11.15
Assets, end of period $	641,591	270,739	253,456	239,428
Investment income ratio*	7.27%	3.98%	6.27%	13.41%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	7.54%	12.43%	(1.61%) to 0.35%	6.23%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	224,572	288,229	364,134	417,247	956,608
Units issued	48,281	94,522	58,613	101,824	255,155
Units redeemed	(73,018)	(158,179)	(134,518)	(154,937)	(794,516)

Units, end of period	199,835	224,572	288,229	364,134	417,247

Unit value, end of period $	25.63 to 26.95	24.12 to 24.90	21.59 to 22.21	22.03 to 22.66	18.33 to 21.40
Assets, end of period $	5,170,750	5,426,904	6,251,474	8,095,296	8,726,321
Investment income ratio*	5.22%	4.75%	6.28%	8.92%	7.56%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	6.71% to 7.24%	11.72% to 12.11%	(2.31%) to (1.97%)	5.47% to 5.88%	2.84% to 3.26%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	26,559	8,969	3,559	64	—
Units issued	41,910	30,965	7,799	27,296	66
Units redeemed	(32,201)	(13,375)	(2,389)	(23,801)	(2)

Units, end of period	36,268	26,559	8,969	3,559	64

Unit value, end of period $	11.69	10.27	7.84	12.96	12.77
Assets, end of period $	423,904	272,677	70,272	46,121	818
Investment income ratio*	1.46%	2.72%	2.41%	0.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.84%	31.02%	(39.55%) to (28.84%)	1.53%	14.38%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	181,411	314,175	303,754	2,302	289
Units issued	61,049	73,118	102,040	348,751	2,142
Units redeemed	(91,737)	(205,882)	(91,619)	(47,299)	(129)

Units, end of period	150,723	181,411	314,175	303,754	2,302

Unit value, end of period $	14.01 to 14.41	12.43 to 12.64	9.54 to 9.69	15.89 to 16.06	15.80 to 15.85
Assets, end of period $	2,135,887	2,261,005	3,019,835	4,850,940	36,373
Investment income ratio*	1.07%	1.86%	1.55%	0.81%	0.27%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%	0.45% to 0.65%
Total return, lowest to highest***	12.95% to 13.51%	29.99% to 30.46%	(39.94%) to (39.70%)	0.68% to 1.09%	13.62% to 13.85%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	55,583	53,141	12,352	251	—
Units issued	65,445	34,931	50,484	15,544	251
Units redeemed	(41,934)	(32,489)	(9,695)	(3,443)	—

Units, end of period	79,094	55,583	53,141	12,352	251

Unit value, end of period $	10.95	9.96	9.00	14.03	13.43
Assets, end of period $	866,192	553,539	478,069	173,316	3,364
Investment income ratio*	1.91%	1.66%	3.76%	2.11%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	9.97%	10.68%	(35.89%) to (22.82%)	4.45%	16.03%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	138,298	312,286	355,022	217,111	174,124
Units issued	13,305	226,016	139,873	249,955	186,497
Units redeemed	(97,278)	(400,004)	(182,609)	(112,044)	(143,510)

Units, end of period	54,325	138,298	312,286	355,022	217,111

Unit value, end of period $	20.14 to 20.85	18.44 to 18.82	16.78 to 17.07	26.35 to 26.72	25.41 to 25.69
Assets, end of period $	1,104,839	2,581,189	5,314,642	9,458,751	5,565,112
Investment income ratio*	0.80%	1.41%	1.77%	1.03%	0.45%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	9.21% to 9.69%	9.92% to 10.25%	(36.33%) to (36.13%)	3.70% to 4.01%	15.18% to 15.53%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)
Units, beginning of period	281,048	208,575	49,164	534	—
Units issued	395,592	204,213	193,153	77,108	579
Units redeemed	(158,661)	(131,740)	(33,742)	(28,478)	(45)

Units, end of period	517,979	281,048	208,575	49,164	534

Unit value, end of period $	13.29	11.41	8.41	14.50	13.34
Assets, end of period $	6,885,583	3,206,926	1,753,973	712,814	7,133
Investment income ratio*	2.58%	1.13%	2.74%	9.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	16.50%	35.70%	(42.00%) to (28.35%)	8.66%	15.48%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)
Units, beginning of period	382,180	378,274	462,444	348,066	316,430
Units issued	70,885	369,002	178,424	197,231	121,063
Units redeemed	(228,844)	(365,096)	(262,594)	(82,853)	(89,427)

Units, end of period	224,221	382,180	378,274	462,444	348,066

Unit value, end of period $	20.35 to 21.28	17.59 to 18.15	13.05 to 13.42	22.65 to 23.20	16.82 to 21.44
Assets, end of period $	4,596,754	6,742,728	4,954,739	10,530,978	7,319,039
Investment income ratio*	1.47%	1.09%	1.90%	9.52%	7.38%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	15.69% to 16.22%	34.75% to 35.22%	(42.37%) to (42.16%)	7.84% to 8.22%	14.72% to 15.11%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)
Units, beginning of period	372,821	345,505	218,765	107,849	—
Units issued	682,181	542,287	252,640	129,478	110,597
Units redeemed	(195,378)	(514,971)	(125,900)	(18,562)	(2,748)

Units, end of period	859,624	372,821	345,505	218,765	107,849

Unit value, end of period $	13.25	11.85	9.06	13.19	12.37
Assets, end of period $	11,390,337	4,419,554	3,128,937	2,884,985	1,334,204
Investment income ratio*	4.09%	4.92%	4.16%	7.63%	0.11%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	11.78%	30.89%	(31.33%) to (21.25%)	6.60%	12.80%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)
Units, beginning of period	409,137	512,877	525,031	693,715	934,585
Units issued	320,506	313,368	216,482	116,050	245,346
Units redeemed	(253,813)	(417,108)	(228,636)	(284,734)	(486,216)

Units, end of period	475,830	409,137	512,877	525,031	693,715

Unit value, end of period $	24.43 to 25.55	22.00 to 22.71	16.94 to 17.42	24.81 to 25.43	18.61 to 23.96
Assets, end of period $	11,701,787	9,013,279	8,730,517	13,079,455	16,303,510
Investment income ratio*	3.02%	4.47%	3.23%	7.44%	5.76%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	11.02% to 11.53%	29.90% to 30.35%	(31.74%) to (31.50%)	5.77% to 6.15%	12.01% to 12.39%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of period	100,145	34,442	2,736	114	—
Units issued	177,951	102,908	34,420	3,731	115
Units redeemed	(31,867)	(37,205)	(2,714)	(1,109)	(1)

Units, end of period	246,229	100,145	34,442	2,736	114

Unit value, end of period $	13.27	12.15	9.99	11.81	11.21
Assets, end of period $	3,268,150	1,216,629	344,025	32,325	1,287
Investment income ratio*	4.36%	8.43%	25.38%	9.49%	1.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	9.25%	21.63%	(15.43%) to (10.74%)	5.35%	8.44%

(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, beginning of period	75,416	178,286	289,337	55,589	284,921
Units issued	65,315	22,075	153,526	257,589	66,508
Units redeemed	(50,860)	(124,945)	(264,577)	(23,841)	(295,840)

Units, end of period	89,871	75,416	178,286	289,337	55,589

Unit value, end of period $	26.01 to 27.21	23.99 to 24.76	19.84 to 20.40	23.65 to 24.23	18.47 to 23.07
Assets, end of period $	2,350,294	1,800,796	3,567,617	6,915,236	1,239,063
Investment income ratio*	3.07%	4.29%	3.34%	9.12%	6.17%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	8.42% to 8.92%	20.92% to 21.35%	(16.12%) to (15.82%)	4.70% to 5.05%	7.73% to 8.11%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of period	723,983	492,467	279,917	113,970	—
Units issued	752,935	372,790	324,378	198,908	118,278
Units redeemed	(378,118)	(141,274)	(111,828)	(32,961)	(4,308)

Units, end of period	1,098,800	723,983	492,467	279,917	113,970

Unit value, end of period $	13.16	11.64	8.73	13.76	12.79
Assets, end of period $	14,460,188	8,427,534	4,299,878	3,850,878	1,457,877
Investment income ratio*	2.91%	4.17%	3.60%	7.22%	0.08%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.04%	33.33%	(36.54%) to (24.41%)	7.55%	13.58%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)
Units, beginning of period	567,681	616,972	589,218	507,106	416,491
Units issued	129,098	342,277	167,165	190,193	158,281
Units redeemed	(326,153)	(391,568)	(139,411)	(108,081)	(67,666)

Units, end of period	370,626	567,681	616,972	589,218	507,106

Unit value, end of period $	22.51 to 23.55	20.04 to 20.69	15.14 to 15.57	24.03 to 24.63	17.42 to 22.91
Assets, end of period $	8,411,397	11,437,781	9,400,374	14,223,964	11,424,780
Investment income ratio*	1.95%	3.52%	2.71%	7.66%	5.75%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	12.29% to 12.79%	32.43% to 32.90%	(37.01%) to (36.79%)	6.82% to 7.20%	12.76% to 13.11%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of period	275,555	128,902	36,346	1,032	—
Units issued	272,501	290,244	185,989	51,669	1,056
Units redeemed	(197,207)	(143,591)	(93,433)	(16,355)	(24)

Units, end of period	350,849	275,555	128,902	36,346	1,032

Unit value, end of period $	13.17	11.90	9.35	12.33	11.71
Assets, end of period $	4,619,782	3,277,916	1,205,627	448,263	12,083
Investment income ratio*	3.46%	9.25%	7.22%	9.18%	0.42%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.69%	27.18%	(24.16%) to (16.44%)	5.34%	10.49%

(y) Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)
Units, beginning of period	97,341	93,927	103,478	137,665	143,857
Units issued	98,781	84,461	61,722	135,935	158,656
Units redeemed	(79,590)	(81,047)	(71,273)	(170,122)	(164,848)

Units, end of period	116,532	97,341	93,927	103,478	137,665

Unit value, end of period $	25.08 to 26.24	22.84 to 23.57	18.06 to 18.57	23.99 to 24.59	18.23 to 23.42
Assets, end of period $	2,967,735	2,238,073	1,708,801	2,495,078	3,158,679
Investment income ratio*	3.17%	4.98%	3.94%	6.52%	3.83%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	9.84% to 10.34%	26.44% to 26.88%	(24.72%) to (24.46%)	4.61% to 4.98%	9.70% to 10.09%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	136,807	105,314	71,068	25,037	—
Units issued	137,152	101,997	65,541	85,093	25,693
Units redeemed	(45,032)	(70,504)	(31,295)	(39,062)	(656)

Units, end of period	228,927	136,807	105,314	71,068	25,037

Unit value, end of period $	16.48	13.07	9.56	15.02	13.97
Assets, end of period $	3,772,366	1,788,270	1,006,767	1,067,496	349,681
Investment income ratio*	1.44%	1.18%	1.14%	1.69%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.06%	36.74%	(36.36%) to (29.45%)	7.55%	9.74%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	544,192	855,105	1,227,846	315,280	329,426
Units issued	261,685	136,277	151,549	1,720,087	210,019
Units redeemed	(301,218)	(447,190)	(524,290)	(807,521)	(224,165)

Units, end of period	504,659	544,192	855,105	1,227,846	315,280

Unit value, end of period $	23.39 to 24.59	18.78 to 19.38	13.82 to 14.22	21.80 to 22.42	20.42 to 20.92
Assets, end of period $	12,202,258	10,434,709	12,037,182	27,299,289	6,517,466
Investment income ratio*	1.06%	0.95%	0.91%	1.22%	0.63%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	25.11% to 25.73%	35.88% to 36.36%	(36.82%) to (36.61%)	6.76% to 7.19%	8.95% to 9.39%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	101,106	60,664	29,434	3,497	—
Units issued	36,064	82,168	61,193	29,526	3,810
Units redeemed	(38,087)	(41,726)	(29,963)	(3,589)	(313)

Units, end of period	99,083	101,106	60,664	29,434	3,497

Unit value, end of period $	44.84	36.43	27.71	49.27	39.87
Assets, end of period $	4,442,910	3,683,767	1,681,202	1,450,200	139,406
Investment income ratio*	0.00%	0.00%	0.00%	0.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	23.07%	31.47%	(43.75%) to (29.90%)	23.59%	13.66%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	395,538	736,367	690,454	746,822	842,918
Units issued	221,170	362,044	379,942	268,501	429,518
Units redeemed	(297,780)	(702,873)	(334,029)	(324,869)	(525,614)

Units, end of period	318,928	395,538	736,367	690,454	746,822

Unit value, end of period $	19.05 to 20.03	15.65 to 16.23	12.00 to 12.39	21.39 to 22.00	17.44 to 18.58
Assets, end of period $	6,248,503	6,306,437	9,024,765	15,137,410	13,282,114
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	22.23% to 22.84%	30.50% to 31.03%	(44.13%) to (43.90%)	22.70% to 23.20%	12.75% to 13.21%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	254,696	84,702	110,206	43,969	—
Units issued	120,791	251,826	161,497	149,985	46,901
Units redeemed	(115,190)	(81,832)	(187,001)	(83,748)	(2,932)

Units, end of period	260,297	254,696	84,702	110,206	43,969

Unit value, end of period $	24.10	20.74	14.18	21.71	21.60
Assets, end of period $	6,272,355	5,283,386	1,201,290	2,392,619	949,770
Investment income ratio*	2.12%	0.78%	1.31%	2.30%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	16.16%	46.27%	(34.67%) to (27.51%)	0.51%	20.34%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	363,628	—
Units issued	149,464	473,014
Units redeemed	(182,540)	(109,386)

Units, end of period	330,552	363,628

Unit value, end of period $	15.56 to 15.68	13.49 to 13.52
Assets, end of period $	5,165,985	4,909,319
Investment income ratio*	2.07%	0.51%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.25% to 0.65%
Total return, lowest to highest***	15.41% to 15.93%	34.85% to 35.21%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	2,590,839	4,093,720	1,343,526	429,969	—
Units issued	2,354,422	2,868,379	4,806,729	2,530,991	705,113
Units redeemed	(2,782,116)	(4,371,260)	(2,056,535)	(1,617,434)	(275,144)

Units, end of period	2,163,145	2,590,839	4,093,720	1,343,526	429,969

Unit value, end of period $	17.35	17.34	17.26	16.90	16.12
Assets, end of period $	37,529,888	44,928,442	70,653,639	22,707,880	6,933,060
Investment income ratio*	0.05%	0.51%	2.02%	4.54%	4.82%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.03%	0.47%	0.40% to 2.12%	4.82%	4.70%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,733,854	4,818,232	4,025,524	4,383,149	2,786,033
Units issued	2,512,559	2,542,228	2,612,046	1,324,785	4,547,755
Units redeemed	(3,240,031)	(5,626,606)	(1,819,338)	(1,682,410)	(2,950,639)

Units, end of period	1,006,382	1,733,854	4,818,232	4,025,524	4,383,149

Unit value, end of period $	20.77 to 21.83	21.00 to 21.78	21.09 to 21.78	20.80 to 21.46	14.58 to 20.58
Assets, end of period $	21,281,600	35,883,153	101,314,436	83,833,691	86,696,310
Investment income ratio*	0.00%	0.24%	1.73%	4.46%	4.40%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	(0.70%) to (0.19%)	(0.46%) to (0.04%)	1.09% to 1.52%	3.83% to 4.30%	3.70% to 4.17%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	113,681	59,882	34,188	228	—
Units issued	48,901	136,941	80,652	44,794	236
Units redeemed	(77,905)	(83,142)	(54,958)	(10,834)	(8)

Units, end of period	84,677	113,681	59,882	34,188	228

Unit value, end of period $	21.16	18.36	11.53	23.82	16.92
Assets, end of period $	1,791,513	2,086,992	690,422	814,432	3,857
Investment income ratio*	0.62%	1.11%	0.74%	1.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	15.25%	59.23%	(51.60%) to (41.22%)	40.81%	22.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	124,917	241,760	254,942	176,488	161,459
Units issued	78,918	121,039	266,782	145,660	253,308
Units redeemed	(75,742)	(237,882)	(279,964)	(67,206)	(238,279)

Units, end of period	128,093	124,917	241,760	254,942	176,488

Unit value, end of period $	47.71 to 49.38	41.68 to 42.66	26.35 to 26.88	54.82 to 55.72	39.22 to 39.65
Assets, end of period $	6,179,506	5,252,760	6,450,461	14,108,807	6,971,550
Investment income ratio*	0.64%	1.02%	0.59%	1.07%	0.50%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	14.47% to 14.99%	58.16% to 58.71%	(51.93%) to (51.76%)	39.76% to 40.25%	21.50% to 21.8	7%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	18,535	90,036	2,943	154	—
Units issued	9,686	18,980	142,562	3,223	160
Units redeemed	(3,984)	(90,481)	(55,469)	(434)	(6)

Units, end of period	24,237	18,535	90,036	2,943	154

Unit value, end of period $	11.98	10.02	7.81	13.73	13.22
Assets, end of period $	290,400	185,772	703,064	40,413	2,045
Investment income ratio*	1.37%	1.12%	1.17%	1.57%	3.01%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	19.55%	28.35%	(43.12%) to (28.05%)	3.82%	15.24%

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,876	4,357	53	50	1,712
Units issued	68,404	10,781	10,535	13,530	34,598
Units redeemed	(58,604)	(9,262)	(6,231)	(13,527)	(36,260)

Units, end of period	15,676	5,876	4,357	53	50

Unit value, end of period $	19.24 to 19.91	16.20 to 16.52	12.71 to 12.85	22.51 to 22.72	21.84 to 21.99
Assets, end of period $	306,228	96,452	56,007	1,200	1,093
Investment income ratio*	1.64%	1.50%	0.96%	0.31%	0.01%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	18.78% to 19.31%	27.44% to 27.82%	(43.55%) to (43.43%)	3.11% to 3.31%	14.42% to 14.65%

(ae)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	10,692	3,363	3,611	124	—
Units issued	4,788	9,599	2,253	5,310	129
Units redeemed	(794)	(2,270)	(2,501)	(1,823)	(5)

Units, end of period	14,686	10,692	3,363	3,611	124

Unit value, end of period $	10.74	9.46	7.60	12.91	13.61
Assets, end of period $	157,677	101,134	25,545	46,602	1,687
Investment income ratio*	2.37%	2.64%	2.76%	3.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	13.51%	24.53%	(41.15%) to (27.37%)	(5.17%)	21.36%

(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Optimized Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	—	50	29,814	1,038	—
Units issued	1,285	2,897	8,708	56,475	14,129
Units redeemed	(1,285)	(2,947)	(38,472)	(27,699)	(13,091)

Units, end of period	—	—	50	29,814	1,038

Unit value, end of period $	14.65 to 15.09	13.13 to 13.20	10.50 to 10.65	17.97 to 18.17	19.08 to 19.18
Assets, end of period $	14	12	538	539,099	19,810
Investment income ratio*	0.04%	0.07%	0.05%	2.27%	0.22%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.45%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	12.83% to 13.34%	23.92% to 24.02%	(41.58%) to (41.40%)	(5.81%) to (5.53%)	20.38% to 20.63%

(af)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/10 (e)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	150,231	147,439	137,614	65,482	—
Units issued	32,429	51,021	75,397	168,518	66,602
Units redeemed	(182,660)	(48,229)	(65,572)	(96,386)	(1,120)

Units, end of period	—	150,231	147,439	137,614	65,482

Unit value, end of period $	16.09	16.25	12.42	21.43	19.04
Assets, end of period $	—	2,440,966	1,831,075	2,948,953	1,246,990
Investment income ratio*	0.68%	2.24%	2.06%	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.99%)	30.83%	(42.05%) to (24.67%)	12.53%	19.76%

(e)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	40,750	50,561	25,967	141	—
Units issued	8,907	46,361	85,741	36,865	146
Units redeemed	(49,657)	(56,172)	(61,147)	(11,039)	(5)

Units, end of period	—	40,750	50,561	25,967	141

Unit value, end of period $	12.50	12.23	9.25	15.40	14.10
Assets, end of period $	—	498,186	467,715	399,811	1,981
Investment income ratio*	0.45%	0.90%	1.53%	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	2.19%	32.20%	(39.92%) to (19.85%)	9.19%	11.22%

(n)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	208,718	513,139	531,658	677,202	562,685
Units issued	28,339	126,675	299,011	233,026	604,396
Units redeemed	(237,057)	(431,096)	(317,530)	(378,570)	(489,879)

Units, end of period	—	208,718	513,139	531,658	677,202

Unit value, end of period $	11.63 to 12.07	11.41 to 11.83	8.69 to 8.97	14.58 to 14.99	13.46 to 16.58
Assets, end of period $	—	2,425,418	4,554,939	7,900,944	9,231,358
Investment income ratio*	0.44%	0.94%	1.63%	1.81%	0.90%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	1.87% to 2.01%	31.41% to 31.93%	(40.43%) to (40.19%)	8.37% to 8.81%	10.27% to 10.71%

(n)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	87,356	71,624	61,644	61,253	—
Units issued	34,131	76,003	95,202	41,795	71,898
Units redeemed	(29,722)	(60,271)	(85,222)	(41,404)	(10,645)

Units, end of period	91,765	87,356	71,624	61,644	61,253

Unit value, end of period $	82.05	63.50	48.75	80.44	95.27
Assets, end of period $	7,528,838	5,547,371	3,491,635	4,958,485	5,835,277
Investment income ratio*	2.02%	3.49%	3.49%	2.87%	2.02%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	29.20%	30.26%	(39.39%) to (38.33%)	(15.56%)	38.17%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	165,443	221,440	283,937	366,108	472,983
Units issued	34,463	58,954	73,525	91,471	79,184
Units redeemed	(53,418)	(114,951)	(136,022)	(173,642)	(186,059)

Units, end of period	146,488	165,443	221,440	283,937	366,108

Unit value, end of period $	95.78 to 100.69	74.65 to 77.39	57.75 to 59.63	96.01 to 98.74	45.30 to 117.35
Assets, end of period $	13,957,541	12,238,675	12,770,010	27,305,782	41,904,090
Investment income ratio*	1.82%	3.52%	3.23%	2.57%	1.78%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	28.30% to 28.94%	29.27% to 29.78%	(39.85%) to (39.60%)	(16.20%) to (15.86%)	37.14% to 37.69%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	318,234	91,101	14,342	9,519	—
Units issued	337,653	300,552	115,493	8,989	9,712
Units redeemed	(110,453)	(73,419)	(38,734)	(4,166)	(193)

Units, end of period	545,434	318,234	91,101	14,342	9,519

Unit value, end of period $	12.85	11.81	9.88	11.14	10.01
Assets, end of period $	7,010,975	3,759,357	900,310	159,791	95,237
Investment income ratio*	13.22%	10.16%	0.58%	7.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	8.82%	19.54%	(11.50%) to (11.30%)	11.36%	0.43%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	242,646	373,272	350,490	175,568	116,509
Units issued	152,618	207,023	476,953	230,718	103,018
Units redeemed	(124,108)	(337,649)	(454,171)	(55,796)	(43,959)

Units, end of period	271,156	242,646	373,272	350,490	175,568

Unit value, end of period $	17.78 to 18.41	16.45 to 16.79	13.86 to 14.10	15.72 to 15.95	14.22 to 14.38
Assets, end of period $	4,890,281	4,034,568	5,236,778	5,575,602	2,514,498
Investment income ratio*	12.15%	9.48%	0.55%	7.51%	2.37%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	8.12% to 8.61%	18.70% to 19.06%	(11.86%) to (11.59%)	10.58% to 10.94%	(0.27%) to 0.05%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	60,306	61,404	31,366	83	—
Units issued	36,563	67,062	105,213	44,540	86
Units redeemed	(38,323)	(68,160)	(75,175)	(13,257)	(3)

Units, end of period	58,546	60,306	61,404	31,366	83

Unit value, end of period $	16.24	13.02	7.91	14.24	11.90
Assets, end of period $	950,795	785,456	485,962	446,630	986
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	24.69%	64.57%	(44.42%) to (29.01%)	19.62%	5.60%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	448,641	635,775	857,168	1,326,101	1,728,120
Units issued	207,018	186,685	370,686	686,435	490,113
Units redeemed	(288,756)	(373,819)	(592,079)	(1,155,368)	(892,132)

Units, end of period	366,903	448,641	635,775	857,168	1,326,101

Unit value, end of period $	18.68 to 19.64	15.17 to 15.66	9.28 to 9.55	16.76 to 17.24	5.41 to 14.46
Assets, end of period $	6,814,980	5,600,349	5,102,005	12,527,168	16,624,064
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	23.74% to 24.36%	63.41% to 64.00%	(44.81%) to (44.61%)	18.72% to 19.21%	4.79% to 5.21%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	18,117	4,708	5,739	1,338	—
Units issued	22,741	27,711	13,807	5,337	42,917
Units redeemed	(40,858)	(14,302)	(14,838)	(936)	(41,579)

Units, end of period	—	18,117	4,708	5,739	1,338

Unit value, end of period $	19.20	18.41	15.45	19.05	18.45
Assets, end of period $	—	333,591	72,706	109,311	24,683
Investment income ratio*	2.52%	5.26%	9.13%	13.46%	35.06%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	4.27%	19.21%	(18.92%) to (15.98%)	3.25%	4.55%

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

Sub-Account
Short Term Government Income Trust Series 0
Year Ended Dec. 31/10 (be)
Units, beginning of period	—
Units issued	520,659
Units redeemed	(288,802)

Units, end of period	231,857

Unit value, end of period $	10.19
Assets, end of period $	2,362,813
Investment income ratio*	1.20%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	1.91%

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

Sub-Account
Short Term Government Income Trust Series 1
Year Ended Dec. 31/10 (be)
Units, beginning of period	—
Units issued	635,549
Units redeemed	(246,187)

Units, end of period	389,362

Unit value, end of period $	10.14 to 10.17
Assets, end of period $	3,952,866
Investment income ratio*	1.58%
Expense ratio, lowest to highest**	0.20% to 0.70%
Total return, lowest to highest***	1.39% to 1.71%

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	225,128	193,656	174,922	107,112	—
Units issued	130,664	155,489	162,394	178,101	112,610
Units redeemed	(132,465)	(124,017)	(143,660)	(110,291)	(5,498)

Units, end of period	223,327	225,128	193,656	174,922	107,112

Unit value, end of period $	19.45	15.92	11.84	19.59	17.19
Assets, end of period $	4,343,714	3,584,964	2,293,376	3,426,541	1,840,852
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	22.14%	34.46%	(39.54%) to (28.06%)	13.98%	13.47%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ai)
Units, beginning of period	26,160	6,857	—
Units issued	71,307	114,312	46,848
Units redeemed	(36,309)	(95,009)	(39,991)

Units, end of period	61,158	26,160	6,857

Unit value, end of period $	16.20 to 16.36	13.36 to 13.41	9.99 to 10.00
Assets, end of period $	993,900	350,191	68,532
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	21.29% to 21.83%	33.71% to 34.12%	(0.08%) to (0.04%)

(ai)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	101,272	42,355	25,817	11,525	—
Units issued	85,957	86,168	53,939	25,127	35,074
Units redeemed	(48,472)	(27,251)	(37,401)	(10,835)	(23,549)

Units, end of period	138,757	101,272	42,355	25,817	11,525

Unit value, end of period $	16.10	12.74	10.05	15.16	15.48
Assets, end of period $	2,234,231	1,289,837	425,740	391,430	178,426
Investment income ratio*	0.63%	1.12%	1.47%	2.00%	2.39%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.43%	26.70%	(33.70%) to (30.20%)	(2.06%)	17.64%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	134,379	245,098	339,311	668,353	728,419
Units issued	96,468	349,934	89,307	81,643	167,253
Units redeemed	(95,927)	(460,653)	(183,520)	(410,685)	(227,319)

Units, end of period	134,920	134,379	245,098	339,311	668,353

Unit value, end of period $	18.78 to 19.75	15.04 to 15.52	11.95 to 12.29	18.08 to 18.59	18.61 to 19.06
Assets, end of period $	2,594,585	2,052,561	2,975,902	6,241,315	12,623,575
Investment income ratio*	0.51%	0.68%	1.23%	1.61%	0.49%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	25.48% to 26.11%	25.82% to 26.27%	(34.14%) to (33.91%)	(2.85%) to (2.46%)	16.79% to 17.26%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07 (g)
Units, beginning of period	6,758	3,802	3,554	—
Units issued	7,481	9,497	4,502	5,199
Units redeemed	(2,454)	(6,541)	(4,254)	(1,645)

Units, end of period	11,785	6,758	3,802	3,554

Unit value, end of period $	11.94	9.21	6.87	11.87
Assets, end of period $	140,757	62,221	26,117	42,196
Investment income ratio*	0.00%	0.00%	2.38%	2.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	29.71%	34.03%	(42.13%) to (30.69%)	(7.60%)

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	51,003	57,063	137,943	282,521	256,511
Units issued	72,168	55,858	31,333	64,717	171,059
Units redeemed	(64,932)	(61,918)	(112,213)	(209,295)	(145,049)

Units, end of period	58,239	51,003	57,063	137,943	282,521

Unit value, end of period $	23.03 to 23.93	17.95 to 18.37	13.50 to 13.77	23.42 to 23.86	25.54 to 25.92
Assets, end of period $	1,361,445	923,018	775,813	3,272,245	7,281,857
Investment income ratio*	0.00%	0.00%	2.16%	1.75%	0.68%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	28.76% to 29.41%	33.00% to 33.46%	(42.51%) to (42.30%)	(8.31%) to (7.94%)	9.68% to 10.12%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	138,090	104,513	102,009	124,341	—
Units issued	70,716	101,116	94,913	15,444	143,375
Units redeemed	(53,682)	(67,539)	(92,409)	(37,776)	(19,034)

Units, end of period	155,124	138,090	104,513	102,009	124,341

Unit value, end of period $	41.32	32.75	25.43	34.40	35.44
Assets, end of period $	6,409,799	4,523,174	2,658,179	3,509,437	4,406,358
Investment income ratio*	0.44%	0.74%	1.36%	0.97%	0.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.15%	28.79%	(27.51%) to (26.07%)	(2.92%)	19.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)
Units, beginning of period	26,455	64,320	747	—
Units issued	16,761	34,363	127,542	31,908
Units redeemed	(12,293)	(72,228)	(63,969)	(31,161)

Units, end of period	30,923	26,455	64,320	747

Unit value, end of period $	14.57 to 14.78	11.51 to 11.68	9.10 to 9.12	12.26 to 12.39
Assets, end of period $	451,145	308,717	582,478	9,201
Investment income ratio*	0.36%	0.52%	2.10%	0.02%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	25.28% to 25.85%	27.80% to 28.07%	(26.56%) to (26.41%)	(1.88%) to (0.88%)

(ac)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	64,463	92,095	50,455	5,566	—
Units issued	29,669	53,623	80,014	60,594	6,551
Units redeemed	(32,721)	(81,255)	(38,374)	(15,705)	(985)

Units, end of period	61,411	64,463	92,095	50,455	5,566

Unit value, end of period $	15.00	12.36	9.67	13.25	13.41
Assets, end of period $	921,462	796,777	890,555	668,711	74,625
Investment income ratio*	1.53%	0.40%	0.86%	0.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	21.39%	27.82%	(29.59%) to (27.05%)	(1.14%)	15.50%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	409,071	659,315	896,860	1,197,374	1,534,174
Units issued	188,953	232,804	326,502	494,264	813,580
Units redeemed	(247,865)	(483,048)	(564,047)	(794,778)	(1,150,380)

Units, end of period	350,159	409,071	659,315	896,860	1,197,374

Unit value, end of period $	20.69 to 21.75	17.25 to 17.88	13.60 to 14.04	18.69 to 19.29	19.05 to 28.45
Assets, end of period $	7,495,689	7,560,437	9,496,541	17,636,851	23,687,841
Investment income ratio*	1.34%	0.39%	0.66%	0.15%	0.07%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	20.51% to 21.11%	26.86% to 27.37%	(27.52%) to (27.24%)	(1.89%) to (1.44%)	14.62% to 15.13%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	18,939	—
Units issued	7,783	22,836
Units redeemed	(12,171)	(3,897)

Units, end of period	14,551	18,939

Unit value, end of period $	13.16	10.52
Assets, end of period $	191,551	199,275
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	25.12%	5.22%

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	1,713,753	—
Units issued	256,311	1,751,431
Units redeemed	(498,452)	(37,678)

Units, end of period	1,471,612	1,713,753

Unit value, end of period $	13.05 to 13.13	10.51 to 10.52
Assets, end of period $	19,230,310	18,017,839
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	24.17% to 24.79%	5.12% to 5.19%

(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	44,272	9,710	12,929	—	—
Units issued	58,283	64,448	4,939	18,075	60
Units redeemed	(102,555)	(29,886)	(8,158)	(5,146)	(60)

Units, end of period	—	44,272	9,710	12,929	—

Unit value, end of period $	12.78	11.39	9.23	10.99	10.99
Assets, end of period $	—	504,215	89,594	142,120	—
Investment income ratio*	11.98%	7.86%	6.78%	10.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	12.21%	23.45%	(16.07%) to (9.37%)	0.02%	7.05%

(ba)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/10 (ba)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	71,860	93,122	201,762	249,209	253,221
Units issued	45,430	71,772	54,133	109,181	138,457
Units redeemed	(117,290)	(93,034)	(162,773)	(156,628)	(142,469)

Units, end of period	—	71,860	93,122	201,762	249,209

Unit value, end of period $	24.61 to 25.87	22.16 to 22.87	18.07 to 18.59	21.60 to 22.22	19.92 to 22.32
Assets, end of period $	—	1,594,659	1,680,117	4,397,774	5,459,524
Investment income ratio*	10.66%	7.28%	5.08%	9.23%	6.48%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	11.57% to 12.05%	22.61% to 23.05%	(16.62%) to (16.33%)	(0.85%) to (0.45%)	6.31% to 6.73%

(ba)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/100 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	30,334	1,515	1,248	—
Units issued	83,957	35,273	766	1,481
Units redeemed	(12,475)	(6,454)	(499)	(233)

Units, end of period	101,816	30,334	1,515	1,248

Unit value, end of period $	15.22	13.13	10.36	11.33
Assets, end of period $	1,549,526	398,301	15,689	14,141
Investment income ratio*	19.58%	11.32%	11.82%	2.57%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	15.91%	26.78%	(8.57%) to (8.05%)	5.85%

(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	39,687	83,658	16,393	35,928	78,004
Units issued	127,475	44,874	185,983	20,922	37,952
Units redeemed	(34,389)	(88,845)	(118,718)	(40,457)	(80,028)

Units, end of period	132,773	39,687	83,658	16,393	35,928

Unit value, end of period $	19.69 to 20.29	17.10 to 17.40	13.59 to 13.79	14.97 to 15.14	14.24 to 14.35
Assets, end of period $	2,630,368	679,706	1,151,717	245,858	512,297
Investment income ratio*	23.98%	10.03%	12.21%	1.70%	2.03%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	15.13% to 15.66%	25.84% to 26.23%	(9.22%) to (8.93%)	5.16% to 5.51%	3.31% to 3.62%

(bc)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Units, beginning of period	372,059	279,913	156,154	103,058	—
Units issued	286,144	294,840	259,709	171,563	107,642
Units redeemed	(223,115)	(202,694)	(135,950)	(118,467)	(4,584)

Units, end of period	435,088	372,059	279,913	156,154	103,058

Unit value, end of period $	20.39	19.14	18.01	17.03	15.89
Assets, end of period $	8,869,928	7,122,388	5,041,514	2,658,477	1,637,785
Investment income ratio*	4.49%	5.55%	6.26%	11.03%	2.44%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	6.49%	6.29%	3.52% to 5.79%	7.13%	4.07%

(j)	Renamed on October 1, 2007. Previously known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	870,388	224,706	72,293	34,283	—
Units issued	680,834	744,455	237,637	55,834	36,837
Units redeemed	(163,458)	(98,773)	(85,224)	(17,824)	(2,554)

Units, end of period	1,387,764	870,388	224,706	72,293	34,283

Unit value, end of period $	15.57	14.46	12.71	12.37	11.39
Assets, end of period $	21,599,909	12,583,045	2,857,007	894,516	390,568
Investment income ratio*	2.58%	5.68%	5.58%	9.04%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	7.66%	13.71%	2.76% to 2.76%	8.61%	3.67%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,965,055	2,143,657	1,745,005	1,570,478	2,385,781
Units issued	1,318,461	1,140,824	1,884,675	1,105,189	879,060
Units redeemed	(1,436,134)	(1,319,426)	(1,486,023)	(930,662)	(1,694,363)

Units, end of period	1,847,382	1,965,055	2,143,657	1,745,005	1,570,478

Unit value, end of period $	24.06 to 25.16	22.49 to 23.33	19.93 to 20.59	19.46 to 20.09	18.06 to 18.56
Assets, end of period $	45,740,261	45,086,578	43,539,894	34,656,094	28,840,343
Investment income ratio*	2.32%	4.05%	4.60%	7.86%	3.62%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	6.95% to 7.43%	12.86% to 13.31%	2.10% to 2.52%	7.73% to 8.23%	2.89% to 3.34%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	26,528	6,539	6,922	37	—
Units issued	20,727	44,607	23,133	8,318	37
Units redeemed	(10,273)	(24,618)	(23,516)	(1,433)	—

Units, end of period	36,982	26,528	6,539	6,922	37

Unit value, end of period $	46.23	39.42	30.58	48.65	46.25
Assets, end of period $	1,709,553	1,045,820	199,933	336,768	1,715
Investment income ratio*	1.54%	1.76%	0.93%	3.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	17.26%	28.93%	(37.15%) to (25.73%)	5.19%	15.33%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	65,078	186,446	260,998	212,749	323,999
Units issued	104,838	125,758	90,395	144,535	144,172
Units redeemed	(25,879)	(247,126)	(164,947)	(96,286)	(255,422)

Units, end of period	144,037	65,078	186,446	260,998	212,749

Unit value, end of period $	12.91 to 13.43	11.14 to 11.45	8.70 to 8.91	13.90 to 14.29	13.31 to 13.63
Assets, end of period $	1,899,563	729,447	1,649,478	3,702,220	2,867,841
Investment income ratio*	1.73%	1.04%	1.61%	2.17%	1.02%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.65%	0.35% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	16.37% to 16.84%	28.03% to 28.42%	(37.61%) to (37.42%)	4.44% to 4.86%	14.49% to 14.95%

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/10 (az)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	115,032	15,529	7,826	30	—
Units issued	70,784	139,953	62,022	13,928	31
Units redeemed	(185,816)	(40,450)	(54,319)	(6,132)	(1)

Units, end of period	—	115,032	15,529	7,826	30

Unit value, end of period $	13.83	13.51	12.45	12.64	12.24
Assets, end of period $	—	1,554,148	193,403	98,886	370
Investment income ratio*	1.18%	4.44%	3.95%	8.95%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	2.39%	8.49%	(1.44%) to 0.56%	3.25%	4.39%

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (az)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	164,805	464,134	571,273	690,780	649,545
Units issued	98,233	160,837	478,767	356,594	578,659
Units redeemed	(263,038)	(460,166)	(585,906)	(476,101)	(537,424)

Units, end of period	—	164,805	464,134	571,273	690,780

Unit value, end of period $	17.35 to 18.10	17.06 to 17.69	15.84 to 16.37	16.12 to 16.64	15.74 to 16.94
Assets, end of period $	—	2,853,193	7,525,507	9,452,949	11,102,160
Investment income ratio*	1.27%	2.03%	3.56%	8.20%	5.48%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.65%	0.25% to 0.65%	0.25% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	2.13% to 2.28%	7.68% to 8.11%	(2.05%) to (1.66%)	2.43% to 2.89%	3.66% to 4.13%

(az)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/10 (bb)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	20,834	18,468	1,133	400	—
Units issued	15,823	14,654	19,427	929	414
Units redeemed	(36,657)	(12,288)	(2,092)	(196)	(14)

Units, end of period	—	20,834	18,468	1,133	400

Unit value, end of period $	15.02	13.65	9.31	11.76	11.42
Assets, end of period $	—	284,302	171,876	13,322	4,564
Investment income ratio*	49.27%	13.02%	21.85%	12.03%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.08%	46.65%	(20.85%) to (19.03%)	3.00%	9.60%

(bb)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10 (bb)	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06 (g)
Units, beginning of period	19,500	1,523	18,379	197	—
Units issued	48,532	110,223	138,980	39,504	201
Units redeemed	(68,032)	(92,246)	(155,836)	(21,322)	(4)

Units, end of period	—	19,500	1,523	18,379	197

Unit value, end of period $	18.05 to 18.50	16.51 to 16.75	11.33 to 11.46	14.42 to 14.54	14.11
Assets, end of period $	—	322,341	17,289	265,248	2,781
Investment income ratio*	59.10%	8.65%	1.00%	10.24%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	9.37% to 9.78%	45.64% to 46.08%	(21.38%) to (21.14%)	2.19% to 2.52%	8.89%

(bb)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of period	32,844	55,369	17,927	149	—
Units issued	34,059	56,984	78,710	23,920	155
Units redeemed	(10,935)	(79,509)	(41,268)	(6,142)	(6)

Units, end of period	55,968	32,844	55,369	17,927	149

Unit value, end of period $	18.10	15.88	11.89	19.33	15.17
Assets, end of period $	1,013,201	521,594	658,222	346,525	2,261
Investment income ratio*	3.58%	4.85%	2.83%	2.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	14.00%	33.58%	(38.50%) to (21.20%)	27.43%	31.06%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07	Dec. 31/06
Units, beginning of period	79,013	249,807	225,244	131,267	154,810
Units issued	31,683	75,136	156,245	139,373	77,515
Units redeemed	(33,269)	(245,930)	(131,682)	(45,396)	(101,058)

Units, end of period	77,427	79,013	249,807	225,244	131,267

Unit value, end of period $	21.29 to 22.25	18.81 to 19.40	14.16 to 14.55	23.22 to 23.70	18.35 to 18.66
Assets, end of period $	1,668,754	1,494,713	3,594,971	5,302,683	2,433,871
Investment income ratio*	2.52%	3.61%	3.24%	2.12%	2.31%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	13.18% to 13.69%	32.91% to 33.37%	(39.04%) to (38.83%)	26.57% to 26.95%	30.15% to 30.55%

	Sub-Account
	Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/10	Dec. 31/09	Dec. 31/08	Dec. 31/07 (g)
Units, beginning of period	52,511	35,076	34,210	—
Units issued	30,722	69,744	64,360	43,166
Units redeemed	(45,177)	(52,309)	(63,494)	(8,956)

Units, end of period	38,056	52,511	35,076	34,210

Unit value, end of period $	15.37	12.57	8.90	15.05
Assets, end of period $	585,025	659,988	312,241	514,782
Investment income ratio*	1.12%	1.09%	0.84%	2.92%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	22.30%	41.19%	(40.84%) to (31.48%)	8.26%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	142,586	310,735	395,785	297,227	422,144
Units issued	64,708	287,392	134,441	322,269	199,825
Units redeemed	(92,503)	(455,541)	(219,491)	(223,711)	(324,742)

Units, end of period	114,791	142,586	310,735	395,785	297,227

Unit value, end of period $	30.06 to 31.60	24.88 to 25.68	17.74 to 18.24	30.09 to 30.95	25.21 to 28.68
Assets, end of period $	3,518,229	3,571,204	5,587,755	12,100,633	8,411,802
Investment income ratio*	0.96%	1.29%	1.10%	1.37%	0.42%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.65%	0.30% to 0.65%	0.30% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	21.36% to 21.97%	40.27% to 40.75%	(41.25%) to (41.05%)	7.46% to 7.89%	20.20% to 20.68%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The preceding table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Notes 3 and 4.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account N is incorporated by reference to post-effective amendment number 1, file number 333-152409, filed with the Commission in April 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(d) Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 6, file number 333-100567 filed with the Commission on April 30, 2007.

(2) Form of Specimen Flexible Term Insurance Option Term Life Rider, incorporated by reference to post-effective amendment number 6, file number 333-100567, filed with the Commission on April 30, 2007.

(e)(1) Specimen Application for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 7, file number 33-52310, filed with the Commission on April 26, 1996. (2) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy, incorporated by reference to post-effective amendment number 9, file number 33-52310, filed with the Commission on April 26, 1996.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company dated April 28, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(j) Not applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for James R. Boyle and Rex E. Schlaybaugh, Jr., are incorporated by reference to Registrant’s post-effective amendment filed with the Commission on May 1, 2006.

(ii) Power of Attorney for Scott S. Hartz is incorporated by reference to Registrant’s post-effective amendment filed with the Commission on April 27, 2009.

(iii) Powers of Attorney for James D. Gallagher and John G. Vrysen are incorporated by reference to Registrant’s post-effective amendment filed with the Commission in April 2010.

(iv) Power of Attorney for Steven Finch is incorporated by reference to post-effective amendment number 4, file number 333-153252, filed with the Commission on July 27, 2010.

(v) Power of Attorney for Paul M. Connolly is incorporated by reference to post-effective amendment number 2, file number 333-157212, filed with the Commission in April 2011.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director

James R. Boyle
601 Congress Street
Boston, MA 02210	Director, Chairman and President

Paul M. Connolly
75 Indian Spring Road
Milton, MA 02186	Director

Steven Finch
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director

James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and Executive Vice President

Scott S. Hartz
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director

John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Marc Costantini*
Steven Finch**
James D. Gallagher*
Scott S. Hartz**	and Chief Investment Officer – US Investments
Peter Levitt****	and Treasurer
Katherine MacMillan****
Stephen R. McArthur***
Hugh McHaffie*

Senior Vice Presidents
Kevin J. Cloherty*
Bob Diefenbacher**
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Gregory Mack†
Ronald J. McHugh*
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*	Chief Actuary & Chief Risk Officer
Diana L. Scott*
Alan R. Seghezzi**
Bruce R. Speca*
Tony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents

Name and Principal Business Address	Position with Depositor
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**	Chief Financial Officer, Investments
George H. Braun**
Thomas Bruns††
Tyler Carr*
Robert T. Cassato*
Brian Collins*
Art Creel*
George Cushnie****
John J. Danello*
Willma Davis**
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates*****
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
E. Kendall Hines**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer – Retail Funds/Separate
Frank Knox*	Accounts
David Kroach***
Jonathan Kutrubes*
Cynthia Lacasse**
Denise Lang***
Robert Leach*
David Longfritz*
Robert F. Lussky, Jr.*
Nathaniel I. Margolis**
John Maynard*
Steven McCormick****
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Steven Moore****
Curtis Morrison**
Tom Mullen*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Frank O’Neill*
Jacques Ouimet**
Gary M. Pelletier**
Steven Pinover*

Name and Principal Business Address	Position with Depositor
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
Mark Rizza*
Ian R. Roke*
Andrew Ross****
Thomas Samoluk*
Jonnie Smith†††
Yiji S. Starr*
Tony Todisco*****
Gaurav Upadhya***
Simonetta Vendittelli*****
Peter de Vries††††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*	and Controller
Henry Wong**
Randy Zipse**

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****	Principal Business Office is 380 Stuart Street, Boston, MA 02116
†	Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††	Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††	Principal Business is 164 Corporate Drive, Portsmouth, NH 03801
††††	Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with the Depositor appears below:

Subsidiary Name

AIMV, LLC (Delaware)

Baystate Investments, LLC (Delaware)

Declaration Management & Research LLC (Delaware)

Essex Corporation (New York)

Essex Holding Company, Inc. (New York)

Frigate, LLC (Delaware)

Fusion Clearing, Inc (New York)

Hancock Capital Investment Management, LLC (Delaware)

Hancock Capital Investment IV LLC (Delaware)

Hancock Capital Management, LLC (Delaware)

Hancock Forest Management (NZ) Limited (New Zealand)

Hancock Forest Management, Inc. (Delaware)

Hancock Investimentos em Florestas e Agricultura Ltda. (Brazil)

Hancock Mezzanine Investments, LLC (Delaware)

Hancock Mezzanine Investments II, LLC (Delaware)

Hancock Mezzanine Investments III, LLC (Delaware)

Hancock Natural Resource Group Australasia Pty Limited (Australia)

Hancock Natural Resource Group, Inc. (Delaware)

Hancock Venture Partners, Inc. (Delaware)

HVP Special Purpose Sub I, Inc. (Delaware)

HVP Special Purpose Sub II, Inc. (Delaware)

HVP-Russia, Inc. (Delaware)

International Forest Investments Ltd. (Cayman Islands)

JH Networking Insurance Agency, Inc. (Massachusetts)

JHFS One Corp. (Massachusetts)

JHLICO CIP Investments, LLC (Delaware)

John Hancock Advisers LLC(Delaware)

John Hancock Assignment Company (Delaware)

John Hancock Distributors LLC (Delaware)

John Hancock Energy Resources Management Inc. (Delaware)

John Hancock Financial Network, Inc. (Massachusetts)

John Hancock Funds LLC (Delaware)

John Hancock Investment Management Services, LLC (Delaware)

John Hancock Life & Health Insurance Company (Delaware)

John Hancock Life Insurance Company of New York (New York)

John Hancock Leasing Corporation (Delaware)

John Hancock Property and Casualty Holding Company (Delaware)

John Hancock Real Estate Finance, Inc. (Delaware)

John Hancock Realty Advisors, Inc. (Delaware)

John Hancock Realty Management Inc. (Delaware)

John Hancock Signature Services, Inc. (Delaware)

John Hancock Subsidiaries LLC (Delaware)

John Hancock Timber Resource Corporation (Delaware)

JHUSA CIP Investments, LLC (Delaware)

Long Term Care Partners, LLC (Delaware)

LR Company, LLC (Delaware)

LVI, LLC (Delaware)

Manulife Asset Management (US) LLC (Delaware)

Manulife Service Corporation (Colorado)

New Amsterdam Insurance Agency, Inc. (New York)

P.T. Timber Inc. (New Jersey)

Signator Insurance Agency, Inc. (Massachusetts)

Signator Investors, Inc. (Delaware)

Signature Management Co., Ltd. (Bermuda)

The Berkeley Financial Group LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Edward Eng***	Board Manager
Steven Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Brian Collins*	Vice President, U.S. Taxation
Edward Eng***	Vice President, Group Annuity
Steven Finch**	Chairman
Heather Justason***	Chief Operating Officer
Peter Levitt****	Senior Vice President, Treasurer
Jeffrey Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	President and Chief Executive Officer

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston and Commonwealth of Massachusetts, as of the 26th day of April, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account N
(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:/s/ James R. Boyle
James R. Boyle
Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(Depositor)

By: /s/ James R. Boyle
James R. Boyle
Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 26th day of April, 2011.

Signatures	Title

/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Senior Vice President and Chief Financial Officer
Lynne Patterson

*	Director
James R. Boyle

*	Director
Paul M. Connolly

*	Director
Steven Finch

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
Rex E. Schlaybaugh, Jr.

*	Director
John G. Vrysen

/s/ James C. Hoodlet
James C. Hoodlet
*Pursuant to Power of Attorney

May, 2011

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-521-1234 or write to us at 197 Clarendon Street, Boston, MA 02117.

Certain of the investment options listed below are offered under variable life insurance policies bearing the title Corporate VUL.

500 Index	Emerging Markets Value	Money Market B
500 Index B	Equity-Income	Natural Resources
Active Bond	Financial Services	Optimized All Cap
All Cap Core	Franklin Templeton Founding Allocation	Optimized Value
All Cap Value	Fundamental Value	PIMCO VIT All Asset
Alpha Opportunities	Global	Real Estate Securities
American Asset Allocation	Global Bond	Real Return Bond
American Blue Chip Income and Growth	Health Sciences	Science & Technology
American Bond	High Yield	Short Term Government Income
American Fundamental Holdings	International Core	Small Cap Growth
American Global Diversification	International Equity Index A	Small Cap Index
American Global Growth	International Equity Index B	Small Cap Opportunities
American Global Small Capitalization	International Opportunities	Small Cap Value
American Growth	International Small Company	Small Company Value
American Growth-Income	International Value	Smaller Company Growth
American High-Income Bond	Investment Quality Bond	Strategic Income Opportunities
American International	Large Cap	Total Bond Market B
American New World	Lifestyle Aggressive	Total Return
Balanced	Lifestyle Balanced	Total Stock Market Index
Blue Chip Growth	Lifestyle Conservative	Ultra Short Term Bond
Capital Appreciation	Lifestyle Growth	Utilities
Capital Appreciation Value	Lifestyle Moderate	Value
Core Allocation Plus	Mid Cap Index	M Business Opportunity Value
Core Bond	Mid Cap Stock	M Capital Appreciation
Core Diversified Growth & Income	Mid Value	M International Equity
Core Strategy	Money Market	M Large Cap Growth
Disciplined Diversification

1

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i)	restricting the number of transfers made during a defined period,

(ii)	restricting the dollar amount of transfers,

(iii)	restricting transfers into and out of certain investment accounts,

(iv)	restricting the method used to submit transfers, and

(v)	deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through the policies, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please see the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	2.90%

1	Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 0.92%, respectively.

2

Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.
The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The M Business Opportunity Value, M Capital Appreciation, M International Equity, and M Large Cap Growth portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be

3

available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.

All Cap Core	QS Investors, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.

American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and invests up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S. and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

4

Portfolio	Portfolio Manager	Investment Objective
American Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.

American Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.

American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.

American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world. Normally, the master fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities.

American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

American Growth-Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.

American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.

American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.

5

Portfolio	Portfolio Manager	Investment Objective
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.

Core Bond	Wells Capital Management, Inc.	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Diversified Growth & Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.

6

Portfolio	Portfolio Manager	Investment Objective
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.

Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation	Range of Allocation
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%

Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.

Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.

7

Portfolio	Portfolio Manager	Investment Objective
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
		Moody’s:	Ba through C
		S&P’s:	BB through D

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.

International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.

Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

8

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.

Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.

Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium- capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

9

Portfolio	Portfolio Manager	Investment Objective
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.

Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

10

Portfolio	Portfolio Manager	Investment Objective
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small- capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.

Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.

Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

11

Portfolio	Portfolio Manager	Investment Objective
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.

Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Index.*

M Business Opportunity Value (a series of M Fund, Inc.)	Iridian Asset Management LLC	To seek long-term capital appreciation through investment primarily in equity securities of U.S. issuers in the large-capitalization segment of the U.S. stock market.

M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek maximum capital appreciation through investment in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations consistent with the capitalizations of those companies found in the Russell 2500 Index.*

M International Equity (a series of M Fund, Inc.)	Brandes Investment Partners, L.P.	To seek long-term capital appreciation through investment in equity securities of foreign issuers, including common stocks, and securities that are convertible into common stocks.

M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek long-term capital appreciation through investment mainly in common stocks of U.S. companies that the portfolio manager believes have strong earnings-growth potential.

*

“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Excluding U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 2500,TM” “Russell 1000 Value,®” “Russell 3000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $466 million to $275.1 billion

Russell 1000 Index — $221 million to $425.9 billion

Russell 1000 Value Index — $221 million to $425.9 billion

Russell 2000 Index — maximum of $6.2 billion

Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)

Russell 3000 Index — $5 million to $425.9 billion

Russell Midcap Index — $221 million to $22.3 billion

Russell Midcap Value Index — $310 million to $19 billion

S&P MidCap 400 Index — $703 million to $9.9 billion

S&P SmallCap 600 Index — maximum of $3.7 billion

Wilshire 5000 Total Market Index — less than $1 million to $431 billion

**	The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

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Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers the Long-Term Care Rider, and if you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The rider is intended to meet these standards.

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Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers the Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to

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which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the

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premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

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